UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Smith International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MERGER PROPOSAL—YOUR VOTE IS VERY IMPORTANT

To the stockholders of Smith International, Inc.:

The board of directors of Schlumberger Limited (Schlumberger N.V.) and the board of directors of Smith International, Inc. have agreed to a strategic combination pursuant to an Agreement and Plan of Merger, dated as of February 21, 2010, which we refer to as the merger agreement. Upon completion of the merger of a wholly owned subsidiary of Schlumberger with and into Smith, Schlumberger will acquire Smith, and Smith will become a wholly owned subsidiary of Schlumberger.

If the merger is completed, Smith stockholders will have the right to receive 0.6966 shares of Schlumberger common stock for each share of Smith common stock, with cash paid in lieu of fractional shares. This exchange ratio is fixed and will not be adjusted to reflect stock price changes prior to closing of the merger. Based on the closing price of Schlumberger common stock on the New York Stock Exchange, or the NYSE, on February 18, 2010, the last trading day before various news outlets began reporting on a possible transaction involving Smith and Schlumberger, the 0.6966 exchange ratio represented approximately $45.84 in value for each share of Smith common stock. Based on the closing price of Schlumberger common stock on July 15, 2010, the most recent practicable trading day before the date of this document, the 0.6966 exchange ratio represented approximately $40.87 in value for each share of Smith common stock.

Based on the number of shares of Smith common stock and Smith restricted stock units outstanding as of July 14, 2010, Schlumberger expects to issue approximately 175,903,891 shares of its common stock to Smith stockholders pursuant to the merger and reserve for issuance approximately 740,333 additional shares of Schlumberger common stock in connection with the exercise or conversion of Smith’s outstanding equity awards. Upon completion of the merger, we estimate that current Schlumberger shareholders will own approximately 87.2% of the combined company and former Smith stockholders will own approximately 12.8% of the combined company. Schlumberger common stock and Smith common stock are both traded on the NYSE under the symbols SLB and SII, respectively.

At the annual meeting of Smith stockholders, Smith stockholders will be asked to vote on the adoption of the merger agreement. We cannot complete the merger unless the Smith stockholders approve this proposal. Your vote is very important, regardless of the number of shares you own. Whether or not you expect to attend the annual meeting in person, please vote your shares as promptly as possible by (1) accessing the internet website specified on your proxy card, (2) calling the toll-free number specified on your proxy card, or (3) signing and returning all proxy cards that you receive in the postage-paid envelope provided, so that your shares may be represented and voted at the Smith annual meeting. Please note that a failure to vote your shares is the equivalent of a vote against the merger.

Smith stockholders will also be asked to vote on several other proposals, including the election of three Smith directors, James Gibbs, Duane Radtke and John Yearwood; approval of Smith’s 1989 Long-Term Incentive Compensation Plan, as amended and restated; the ratification of the appointment of Deloitte & Touche LLP as Smith’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and approval of the adjournment of the Smith annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes to adopt the merger agreement at the time of the annual meeting. The completion of the merger is not dependent on the outcome of any of these proposals.

The Smith board of directors, by a unanimous vote, recommends that Smith stockholders vote “FOR” the proposal to adopt the merger agreement, “FOR” each of the director nominees and “FOR” the other proposals to be submitted to the stockholders at the Smith annual meeting.

The obligations of Smith and Schlumberger to complete the merger are subject to the satisfaction or waiver of several conditions set forth in the merger agreement. More information about Smith, Schlumberger and the merger is contained in this proxy statement/prospectus. Smith and Schlumberger encourage you to read this entire proxy statement/prospectus carefully, including the section entitled “Risk Factors” beginning on page 23.

We at Smith look forward to the successful combination of Smith and Schlumberger.

Sincerely,

John Yearwood Chief Executive Officer, President and Chief Operating Officer Smith International, Inc.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued under the accompanying proxy statement/prospectus or determined that the accompanying proxy statement/prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The accompanying proxy statement/prospectus is dated July 20, 2010 and is first being mailed to the stockholders of Smith International, Inc. on or about July 27, 2010.

1310 Rankin Road

Houston, Texas 77073

(281) 443-3370

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 24, 2010

To Our Stockholders:

The Annual Meeting of Stockholders of Smith International, Inc. will be held on Tuesday, August 24, 2010, at 9:00 a.m. local time, at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, to consider and take action on the following:

1.	Approval of a proposal to adopt the Agreement and Plan of Merger, dated as of February 21, 2010, as it may be amended from time to time, among Schlumberger Limited, Turnberry Merger Sub Inc., and Smith International, Inc., a copy of which is attached as Annex A to the proxy statement/prospectus accompanying this notice;

2.	Election of three Class III directors: James R. Gibbs, Duane C. Radtke and John Yearwood, each for a term of three years ending at the 2013 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

3.	Approval of the Smith International, Inc. 1989 Long-Term Incentive Compensation Plan, as amended and restated;

4.	Ratification of the appointment of Deloitte & Touche LLP as Smith’s independent registered public accounting firm for the fiscal year ending December 31, 2010;

5.	Approval of the adjournment of Smith’s annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes to adopt the merger agreement at the time of the annual meeting; and

6.	Conducting any other business as may properly come before Smith’s annual meeting or any adjournment or postponement thereof.

Please refer to the proxy statement/prospectus accompanying this notice for further information with respect to the business to be transacted at Smith’s annual meeting.

Smith’s board of directors unanimously recommends a vote “FOR” the proposal to adopt the Agreement and Plan of Merger, “FOR” each of the director nominees, and “FOR” each of the other proposals described in the proxy statement/prospectus accompanying this notice.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on August 24, 2010: This proxy statement and the Smith 2009 Annual Report to Stockholders are available on the following website: www.proxydocs.com/sii.

The Smith board of directors has fixed the close of business on July 26, 2010 as the record date for determining stockholders who are entitled to notice of and to vote at the annual meeting. Only holders of record of Smith common stock at the close of business on the record date are entitled to receive notice of, and to vote at, the Smith annual meeting.

By Order of the Board of Directors

Richard E. Chandler, Jr.

Secretary

Houston, Texas

July 20, 2010

YOUR VOTE IS IMPORTANT.

Please vote your proxy promptly so that your shares will be represented, even if you plan to attend the annual meeting. You can vote by internet, by telephone, or by using the proxy card that is enclosed. Please see your proxy card for specific instructions on how to vote. Brokers cannot vote on Proposals 1, 2 or 3 without your instructions.

The proxy statement/prospectus accompanying this notice provides a detailed description of the merger, the Agreement and Plan of Merger and the other matters to be considered at the Smith annual meeting. You are urged to read the entire proxy statement/prospectus, including the annexes and other documents referred to therein.

i

TABLE OF CONTENTS—(Continued)

ii

TABLE OF CONTENTS—(Continued)

iii

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SMITH ANNUAL MEETING

The following are some questions that you, as a stockholder of Smith, may have regarding the merger and the annual meeting, and brief answers to those questions. You are urged to read carefully this proxy statement/prospectus and the other documents referred to in this proxy statement/prospectus in their entirety because this section may not provide all of the information that is important to you with respect to the merger and the annual meeting. Additional important information is contained in the annexes to, and the documents incorporated by reference into, this proxy statement/prospectus.

Questions About the Merger

Q:	Why am I receiving this document?

A:	Schlumberger and Smith have agreed to combine under the terms of a merger agreement that is described in this proxy statement/prospectus. A copy of the merger agreement is attached as Annex A. In order to complete the merger, Smith stockholders must vote to adopt the merger agreement. Smith will submit this proposal to its stockholders at its annual meeting.

At the annual meeting, Smith stockholders will be asked to vote on several other proposals, including the election of James Gibbs, Duane Radtke and John Yearwood as directors of Smith; approval of Smith’s 1989 Long-Term Incentive Compensation Plan, as amended and restated; the ratification of the appointment of Deloitte & Touche LLP as Smith’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and the adjournment of the Smith annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes to adopt the merger agreement.

This document contains important information about the merger and the meeting of the stockholders of Smith, and you should read it carefully. The enclosed voting materials allow you to vote your shares without attending the annual meeting.

Your vote is important. We encourage you to vote as soon as possible.

Q:	What will happen in the merger?

A:	Schlumberger and Smith have agreed to a merger, pursuant to which Turnberry Merger Sub Inc., a wholly owned subsidiary of Schlumberger that was formed for the purpose of the merger, will be merged with and into Smith. Smith will be the surviving corporation in the merger and will be a wholly owned subsidiary of Schlumberger following completion of the merger.

In the merger, Schlumberger will issue shares of Schlumberger common stock as the consideration to be paid to holders of Smith common stock. Following the merger, Smith will cease to be a publicly held corporation and will be a wholly owned subsidiary of Schlumberger.

Q:	Why am I being asked to adopt the merger agreement?

A:	In order to complete the merger, Smith stockholders must vote to adopt the merger agreement. This document is being delivered to you as both a proxy statement of Smith and a prospectus of Schlumberger in connection with the merger. It is the proxy statement by which the Smith board of directors is soliciting proxies from you to vote on certain matters, including the adoption of the merger agreement, at the annual meeting or at any adjournment or postponement of the annual meeting. It is also the prospectus by which Schlumberger is offering the Schlumberger common stock to be issued to you in the merger.

Q:	What will I receive in the merger?

A:	If the merger is completed, each of your shares of Smith common stock will be cancelled and converted automatically into the right to receive 0.6966 shares of Schlumberger common stock. You will receive cash for any fractional shares of Schlumberger common stock that you would otherwise receive in the merger.

Based on the closing price of Schlumberger common stock on the NYSE on February 18, 2010, the last trading day before various news outlets began reporting on a possible transaction involving Smith and Schlumberger, the merger consideration represented approximately $45.84 in value for each share of Smith common stock. Based on the closing price of Schlumberger common stock on the NYSE on July 15, 2010, the most recent practicable trading day prior to the date of this proxy statement/prospectus, the merger consideration represented approximately $40.87 in value for each share of Smith common stock. The market price of Schlumberger common stock will fluctuate prior to the merger, and the market price of Schlumberger common stock when received by Smith stockholders after the merger is completed could be greater or less than the current market price of Schlumberger common stock. See “Risk Factors” beginning on page 23 of this proxy statement/prospectus.

Q:	What happens if the merger is not completed?

A:	If the merger agreement is not adopted by Smith stockholders or if the merger is not completed for any other reason, you will not receive any payment for your shares of Smith common stock in connection with the merger. Instead, Smith will remain an independent public company and Smith common stock will continue to be listed and traded on the NYSE. If the merger agreement is terminated under specified circumstances, Smith may be required to pay Schlumberger a termination fee of $340 million, or Schlumberger may be required to pay Smith a termination fee of $615 million, as described under “The Merger Agreement—Termination, Amendment and Waiver—Fees and Expenses” beginning on page 79 of this proxy statement/prospectus.

Q:	Will I continue to receive future dividends?

A:	Before completion of the merger, Smith expects to continue to pay its regular quarterly cash dividends on shares of its common stock, which currently are $0.12 per share of Smith common stock. However, Smith and Schlumberger will coordinate the timing of dividend declarations leading up to the merger so that a holder will neither receive two dividends, nor fail to receive one dividend, for any quarter. Receipt of the regular quarterly dividend will not reduce the merger consideration you receive. After completion of the merger, you will be entitled only to dividends on any shares of Schlumberger common stock you receive in the merger. Although Schlumberger provides no assurances as to the level or payment of any future dividends on shares of its common stock, and Schlumberger’s board of directors has the power to modify its dividend policy at any time, Schlumberger currently pays dividends at a quarterly rate of $0.21 per share of Schlumberger common stock.

Q:	Does the Smith board of directors recommend that stockholders adopt the merger agreement?

A:	Yes, the Smith board of directors unanimously recommends a vote “FOR” the adoption of the merger agreement.

Q:	What happens if I sell my shares after the record date but before the annual meeting?

A:	The record date for the annual meeting is earlier than the date of the annual meeting and the date that the merger is expected to be completed. If you sell or otherwise transfer your shares of Smith common stock after the record date but before the date of the annual meeting, you will retain your right to vote at the annual meeting. However, you will not have the right to receive the merger consideration to be received by Smith stockholders in the merger. In order to receive the merger consideration, you must hold your shares through completion of the merger.

Q:	Am I entitled to appraisal rights if I vote against the adoption of the merger agreement?

A:	No. Appraisal rights confer on stockholders who vote against the merger the right to demand that the corporation pay the fair value for their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to stockholders in connection with the merger. Because Smith common stock was listed on the NYSE on the record date and will, upon the completion of the merger, be converted into the right to receive Schlumberger common stock, which will also be listed on the NYSE, Smith stockholders will not have appraisal rights in connection with the merger.

Q:	Is completion of the merger subject to any conditions?

A:	Yes. In addition to the adoption of the merger agreement by Smith stockholders, completion of the merger requires the receipt of the necessary governmental and regulatory approvals and the satisfaction or, to the extent permitted by applicable law, waiver of the other conditions specified in the merger agreement.

Q	When do you expect to complete the merger?

A:	Smith and Schlumberger are working toward completing the merger promptly. Smith and Schlumberger currently expect to complete the merger in the second half of 2010, subject to receipt of Smith’s stockholder approval, governmental and regulatory approvals and other usual and customary closing conditions. However, no assurance can be given as to when, or if, the merger will occur.

Q:	Should I send in my stock certificates now?

A:	No. Smith stockholders should not send in their stock certificates at this time. At the effective time of the merger, your shares of Smith common stock will be converted automatically into the right to receive the merger consideration. After completion of the merger, Schlumberger’s exchange agent will send you a letter of transmittal and instructions for exchanging your shares of Smith common stock for the merger consideration. Upon surrender of the certificates or book-entry shares for cancellation along with the executed letter of transmittal and other documents, a Smith stockholder will receive the merger consideration and any unpaid dividends and distributions declared and paid in respect of Schlumberger common stock after completion of the merger. Unless you specifically request to receive Schlumberger stock certificates, the shares of Schlumberger stock you receive in the merger will be issued in book-entry form.

General Information About Voting

Q:	When and where will the annual meeting be held?

A:	The Smith annual meeting of stockholders will be held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, on Tuesday, August 24, 2010, at 9:00 a.m., local time.

Q:	Who may vote?

A:	You are entitled to vote your shares of Smith common stock if you are a stockholder of record on July 26, 2010, the record date for the annual meeting.

Q:	How many votes do I have?

A:	You are entitled to one vote for each share of Smith common stock that you owned as of the record date. Each share of Smith common stock has one vote. The enclosed proxy card shows the number of shares that you are entitled to vote. As of the close of business on July 14, 2010, there were approximately 248,576,204 outstanding shares of Smith common stock. As of that date, approximately 0.60% of the outstanding shares of common stock of Smith entitled to vote were owned by its directors and executive officers and their affiliates.

Q:	How do I vote?

A:	Stockholders of record of Smith as of the record date for the Smith annual meeting may vote in person by attending the stockholder meeting, or by telephone, internet or mail. If you are voting by mail, please sign, date and mail the enclosed proxy card. If you are voting by telephone or internet, please follow the instructions on the enclosed proxy card. Whether or not you plan to attend the meeting, we encourage you to vote by proxy as soon as possible. If you hold your shares in more than one type of account or your shares are registered differently, you may receive more than one proxy card. We encourage you to vote each proxy card that you receive.

If you choose to attend the meeting in person, you will be asked to present valid picture identification and, if you hold your shares through a broker, you will be asked to present a copy of your brokerage statement showing your stock ownership as of July 26, 2010, and, in order to vote at the annual meeting, a “legal proxy” from your broker. For directions to the meeting, contact the Hotel du Pont, Wilmington, Delaware at (302) 594-3100.

Q:	How will my shares be voted?

A:	If you vote by proxy, the individuals named on the proxy card (your proxies) will vote your shares in the manner you indicate. You may specify on your proxy card whether your shares should be voted for all of the nominees for director or your vote should be withheld with respect to one or more of the nominees. You may also specify whether you approve, disapprove or abstain from the other proposals.

If you sign and return your proxy card without indicating your voting instructions, your shares will be voted FOR the adoption of the merger agreement, FOR the election of all nominees for director, FOR the approval of the Smith long-term incentive compensation plan, FOR the ratification of the appointment of Deloitte & Touche as Smith’s independent registered accounting firm and, if necessary, FOR the adjournment of the Smith annual meeting.

Q:	What if my shares are held by a broker?

A:	If you hold your shares in a stock brokerage account or if your shares are held by a bank or nominee (that is, in street name), you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your bank or broker. Please note that you may not vote shares held in street name by returning a proxy card directly to Smith or by voting in person at the Smith annual meeting unless you provide a “legal proxy,” which you must obtain from your bank or broker.

If you do not instruct your broker on how to vote your shares, your broker may not give a proxy on or vote your shares on the proposals to adopt the merger agreement (which will have the same effect as a vote against adoption of the merger agreement), elect directors (which will have no effect on the election results, assuming a quorum is present) or to approve the incentive plan proposal (which will have the same effect as a vote against the approval of the incentive plan) without specific instructions from their customers, but may give a proxy on or vote your shares with respect to the other proposals to be considered at the annual meeting. We refer to matters where a proxy has been given but the broker may not vote the shares due to the lack of specific instructions as “broker non-votes.”

Q:	May I revoke or change my vote?

A:	Yes. You may revoke or change your proxy at any time before it is exercised by submitting written notice of revocation to Smith’s Corporate Secretary so that he receives it before the Smith annual meeting (which, if you hold your shares in street name, you must do in accordance with instructions from your bank or broker); voting again by telephone, internet or mail; or voting in person at the Smith annual meeting.

Attendance at the Smith annual meeting will not by itself revoke a previously granted proxy. If you hold your shares in street name and you wish to change your vote at the Smith annual meeting, you will need to obtain a proxy from the broker or nominee that holds your shares.

Q:	What constitutes a quorum?

A:	The holders of a majority of the outstanding shares of Smith common stock entitled to vote at the meeting constitutes a quorum for the transaction of business at the annual meeting. If you have returned valid proxy instructions or attend the meeting in person and are entitled to vote your shares at the meeting, your Smith common stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting. Broker non-votes also count for quorum purposes.

Q:	How many votes are required to approve each proposal?

A:	The following votes are required to approve each proposal:

•

Adoption of the merger agreement requires the affirmative vote of a majority of the aggregate voting power of all of the shares of Smith common stock that are outstanding as of the record date and entitled to vote at the Smith annual meeting.

•

Election of each director requires the affirmative vote of a majority of the total votes cast either for or against the election of such director at the Smith annual meeting. If a nominee is not elected, he must promptly tender his resignation to the Smith board of directors, which will determine, based on a recommendation from the nominating and corporate governance committee of the Smith board of directors, whether to accept or reject the resignation. In the event of a vacancy on the Smith board of directors, a majority of the remaining directors will appoint a successor or decrease the size of the Smith board of directors.

•

The approval of the 1989 Long-Term Incentive Compensation Plan requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on such proposal, provided that the total vote cast on the proposal constitutes at least a majority of the outstanding shares of Smith common stock. Shares represented at the meeting and entitled to vote on such proposal include all shares that are voted in person at the meeting or that are represented by valid proxies.

•

Each of the ratification of the appointment of Deloitte & Touche LLP as Smith’s independent registered public accounting firm for the 2010 fiscal year, and the approval of the adjournment of the Smith annual meeting requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on such proposal. Shares represented at the meeting and entitled to vote on such proposal include all shares that are voted in person at the meeting or that are represented by valid proxies.

Q:	What will happen if I return my proxy card without indicating how to vote?

A:	If you are a holder of record and you sign and return your proxy card without indicating how to vote on any particular proposal, the Smith common stock represented by your proxy will be voted as recommended by the Smith board of directors with respect to that proposal.

Q:	What will happen if I fail to vote or I abstain from voting?

A:	If you fail to vote, fail to instruct your broker or nominee to vote, or vote to abstain, it will have the same effect as a vote against the proposal to adopt the merger agreement. It will have no effect on the outcome of the proposal to elect directors, assuming a quorum is present. With respect to the proposal to approve the 1989 Long Term Incentive Compensation Plan, a failure to vote will have no effect on the outcome, assuming that a quorum is present and that at least a majority of the outstanding shares of Smith common stock vote on the proposal, but a failure to instruct your broker or nominee to vote or a vote to abstain will have the same effect as a vote against such proposal. With respect to the proposals to ratify the appointment of Deloitte & Touche LLP as Smith’s independent registered public accounting firm for the 2010 fiscal year or to adjourn the Smith annual meeting, a failure to vote will have no effect on the outcome of either of such proposals, assuming in each case that a quorum is present, a failure to specify your voting instructions to your broker or nominee to vote will permit your broker or nominee to vote your shares on such proposals, and a vote to abstain will have the same effect as a vote against such proposals.

Q:	What other matters will be acted upon at the meeting?

A:	We do not know of any other matters that will be presented at the Smith annual meeting, other than those mentioned in this proxy statement/prospectus.

Q:	Who pays the cost of this proxy solicitation?

Smith will pay the cost of solicitation of proxies including preparing, printing and mailing this proxy statement/prospectus. Smith has retained MacKenzie Partners to help in soliciting proxies for a fee of $25,000, plus reasonable out-of-pocket costs and expenses. Smith will also reimburse brokers, banks and other nominees for their costs in sending proxy materials to beneficial owners of Smith common stock. Other proxy solicitation expenses that Smith will pay include those for preparation, mailing, returning and tabulating the proxies.

Q:	Who may attend the annual meeting?

A:	Holders of record of Smith common stock as of July 26, 2010 may attend the annual meeting. For a period of at least 10 days prior to the Smith annual meeting, a complete list of stockholders entitled to vote at the Smith annual meeting will be open to examination by any Smith stockholder during ordinary business hours at the office of the Smith Corporate Secretary at 1310 Rankin Road, Houston Texas 77073.

Q:	What do I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials for the annual meeting, including multiple copies of this proxy statement/prospectus, proxy cards and/or voting instruction forms. This can occur if you hold your shares in more than one brokerage account, if you hold shares directly as a record holder and also in street name, or otherwise through a nominee, and in certain other circumstances. If you receive more than one set of voting materials, each should be voted and/or returned separately in order to ensure that all of your shares are voted.

Q:	What do I need to do now?

A:	Carefully read and consider the information contained in and incorporated by reference into this proxy statement/prospectus, including its annexes. Then, please vote your shares of Smith common stock, which you may do by:

•	completing, dating, signing and returning the enclosed proxy card in the accompanying postage-paid envelope;

•	submitting your proxy by telephone or via the internet by following the instructions included on your proxy card; or

•	attending the Smith annual meeting and voting by ballot in person.

If you hold shares through a broker or other nominee, please instruct your broker or nominee to vote your shares by following the instructions that the broker or nominee provides to you with these materials.

Q:	Whom should I call with questions?

A:	Smith stockholders who have questions about the merger, the election of directors or the other matters to be voted on at the Smith annual meeting or desire additional copies of this document or additional proxy cards should contact:

MacKenzie Partners, Inc.

105 Madison Avenue

New York, New York 10016

proxy@mackenziepartners.com

Call Collect: (212) 929-5500

or

Toll-Free: (800) 322-2885

SUMMARY

This summary highlights selected information from this proxy statement/prospectus. It may not contain all of the information that is important to you. You are urged to read carefully the entire proxy statement/prospectus and the other documents referred to in this proxy statement/prospectus in order to fully understand the merger agreement and the proposed merger. See “Where You Can Find More Information” beginning on page 144 of this proxy statement/prospectus. Each item in this summary refers to the page of this proxy statement/prospectus on which that subject is discussed in more detail.

The Companies (page 31)

Schlumberger Limited

Founded in 1926, Schlumberger is the world’s leading supplier of technology, integrated project management and information solutions to the international oil and gas exploration and production industry.

Schlumberger has principal executive offices in Paris, Houston and The Hague. Its principal executive offices in the United States are located at 5599 San Felipe, 17th Floor, Houston, Texas 77056, and its telephone number is (713) 513-2000.

Smith International, Inc.

Founded in 1902, Smith is a leading global provider of premium products and services used during the drilling, completion and production phases of oil and natural gas development activities.

Smith was incorporated in the state of California in January 1937 and reincorporated under Delaware law in May 1983. Smith’s executive offices are headquartered at 1310 Rankin Road, Houston, Texas 77073, and its telephone number is (281) 443-3370.

Turnberry Merger Sub Inc.

Turnberry Merger Sub Inc., referred to as Merger Sub, is a Delaware corporation and a wholly owned subsidiary of Schlumberger. Merger Sub was formed solely for the purpose of participating in the merger and has conducted no activities other than in connection with the merger.

The Merger

The Merger Agreement (page 66)

Schlumberger, Smith and Merger Sub have entered into an Agreement and Plan of Merger dated as of February 21, 2010, which, as it may be amended from time to time, is referred to in this proxy statement/prospectus as the merger agreement. Subject to the terms and conditions of the merger agreement and in accordance with Delaware law, Merger Sub will be merged with and into Smith, with Smith continuing as the surviving corporation. Upon completion of this transaction, which is referred to in this proxy statement/prospectus as the merger, Smith will be a wholly owned subsidiary of Schlumberger, and Smith common stock will no longer be publicly traded. A copy of the merger agreement is attached as Annex A to this proxy statement/prospectus. You should read the merger agreement carefully because it is the legal document that governs the merger.

The Merger Consideration (page 67)

If the merger is completed, Smith stockholders will be entitled to receive in the merger, for each share of Smith common stock that they own, 0.6966 shares of Schlumberger common stock. The number of shares of Schlumberger common stock delivered in respect of each share of Smith common stock in the merger is referred to in this proxy statement/prospectus as the exchange ratio. Schlumberger will not issue any fractional shares of its common stock in the merger. Instead, the total number of shares of Schlumberger common stock that each Smith stockholder will receive in the merger will be rounded down to the nearest whole number, and each Smith stockholder will receive cash, without interest, for any fractional shares of Schlumberger common stock that he or she would otherwise receive in the merger. The amount of cash for fractional shares will be calculated by multiplying the fraction of a share of Schlumberger common stock that the Smith stockholder would otherwise be entitled to receive in the merger by the closing sale price of a share of Schlumberger common stock on the business day immediately preceding the completion of the merger. The Schlumberger common stock issuable based on the exchange ratio, together with any cash payable in lieu of fractional shares, is referred to in this proxy statement/prospectus as the merger consideration.

Example: If you currently own 100 shares of Smith common stock, you will be entitled to receive 69 shares of Schlumberger common stock and cash for the market value of 0.66 shares of Schlumberger common stock at the closing sale price of a share of Schlumberger common stock on the business day immediately preceding the completion of the merger.

The exchange ratio of 0.6966 of a share of Schlumberger common stock is fixed, which means that it will not change between now and the date of the merger, regardless of whether the market price of either Schlumberger or Smith common stock changes. Therefore, the value of the merger consideration will depend on the market price of Schlumberger common stock at the time Smith stockholders receive Schlumberger common stock in the merger. The market price of Schlumberger common stock will fluctuate prior to the merger, and the market price of Schlumberger common stock when received by Smith stockholders in connection with the merger could be greater or less than the current market price of Schlumberger common stock.

Annual Meeting of Smith Stockholders (page 32)

Meeting

The Smith annual meeting will be held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, on Tuesday, August 24, 2010 at 9:00 a.m., local time. At the Smith annual meeting, Smith stockholders will be asked to vote on the following proposals:

•	to adopt the merger agreement;

•

to elect three Class III directors: James R. Gibbs, Duane C. Radtke and John Yearwood, each for a term of three years ending at the 2013 annual meeting of stockholders or until their respective successors have been duly elected and qualified;

•	to approve the Smith International, Inc. 1989 Long-Term Incentive Compensation Plan, as amended and restated;

•	to ratify the appointment of Deloitte & Touche LLP as Smith’s independent registered public accounting firm for the 2010 fiscal year; and

•	to adjourn the Smith annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes to adopt the merger agreement at the time of the Smith annual meeting.

Record Date

Only Smith stockholders of record at the close of business on July 26, 2010, which is referred to as the record date, will be entitled to notice of, and to vote at, the Smith annual meeting or any adjournments or postponements thereof.

As of July 14, 2010, the most recent practicable date prior to the date of this proxy statement/prospectus, there were 248,576,204 shares of Smith common stock outstanding and expected to be entitled to vote at the Smith annual meeting. The Smith common stock is the only class of securities entitled to vote at the Smith annual meeting. Each share of Smith common stock outstanding on the record date entitles the holder thereof to one vote on each matter properly brought before the Smith annual meeting, exercisable in person or by proxy through the internet or by telephone or by a properly executed and delivered proxy with respect to the Smith annual meeting.

For a period of at least 10 days prior to the Smith annual meeting, a complete list of stockholders entitled to vote at the Smith annual meeting will be open to examination by any Smith stockholder during ordinary business hours at the office of the Smith Corporate Secretary at 1310 Rankin Road, Houston, Texas 77073.

Required Vote

To adopt the merger agreement, holders of a majority of the shares of Smith common stock outstanding on the record date must vote in favor of adoption of the merger agreement. Smith cannot complete the merger unless its stockholders adopt the merger agreement. Because approval is based on the affirmative vote of a majority of the outstanding shares of Smith common stock, a Smith stockholder’s failure to vote, an abstention from voting or the failure of an Smith stockholder who holds his or her shares in “street name” through a broker or other nominee to give voting instructions to such broker or other nominee will all have the same effect as a vote “AGAINST” adoption of the merger agreement.

Election of the directors requires the affirmative vote of a majority of the votes cast either for or against the election of such director at the Smith annual meeting. An abstention does not count as a vote cast for these purposes. If a nominee is not elected, he must promptly tender his resignation to the Smith board of directors, which will determine, based on a recommendation from the nominating and corporate governance committee of the Smith board of directors, whether to accept or reject the resignation. In the event of a vacancy on the Smith board of directors, a majority of the remaining directors will appoint a successor or decrease the size of the Smith board of directors.

Approval of the 1989 Long-Term Incentive Compensation Plan, as amended and restated, requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on such proposal, provided that at least a majority of the outstanding shares of Smith common stock vote on such proposal.

Approval of each of the ratification of the appointment of Deloitte & Touche LLP as Smith’s independent registered public accounting firm for the 2010 fiscal year and the adjournment of the Smith annual meeting requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on such proposal.

Recommendation of the Smith Board of Directors

The Smith board of directors unanimously recommends that Smith stockholders vote “FOR” the proposal to adopt the merger agreement. For the factors considered by the Smith board of directors in reaching its decision to approve the merger agreement, see “The Merger—Smith’s Reasons for the Merger; Recommendation of the Smith Board of Directors.”

The Smith board of directors recommends that Smith stockholders vote “FOR” each of the director nominees and “FOR” all of the other proposals set forth above.

Schlumberger Stockholder Approval Is Not Required

Schlumberger stockholders are not required to adopt the merger agreement or approve the merger or the issuance of shares of Schlumberger common stock in connection with the merger.

Share Ownership of Smith’s Directors and Executive Officers (page 32)

As of July 14, directors and executive officers of Smith and their affiliates owned and were entitled to vote 1,487,629 shares of Smith common stock, or approximately 0.60% of the shares of Smith common stock outstanding on that date. It is currently expected that Smith’s directors and executive officers will vote their shares in favor of the adoption of the merger agreement and each of the other Smith proposals described in this proxy statement/prospectus, although none of them have entered into any agreements obligating them to do so.

Treatment of Equity Awards (page 67)

At the effective time of the merger, all outstanding options to purchase shares of Smith common stock will be converted into options to purchase shares of Schlumberger common stock with the duration and terms of such converted options to remain the same as the original Smith option. The number of shares of Schlumberger common stock subject to each option will be determined by multiplying the number of shares of Smith common stock subject to the original Smith option by the exchange ratio, rounded down to the nearest whole share. The option exercise price per share of Schlumberger common stock will be equal to the option exercise price per share of Smith common stock under the original Smith option divided by the exchange ratio rounded up to the nearest whole cent. All converted Schlumberger options, other than those issued in respect of Smith options awarded after February 21, 2010, will be fully vested and exercisable.

At the effective time of the merger, each outstanding award of restricted stock units granted by Smith under any of its plans on or prior to February 21, 2010, will be converted into the right to receive the merger consideration based on the total number of shares of Smith common stock subject to the outstanding award. To the extent the outstanding award is for performance-based restricted stock units, the number of shares subject to the outstanding award will be calculated based on the deemed attainment of performance goals at 100% of the target performance level. Any award of restricted stock units made by Smith after February 21, 2010 will be converted into an award of Schlumberger restricted stock units in an amount equal to the product of the number of shares of Smith stock subject to the original Smith award and the exchange ratio, with any fractional units rounded to the nearest whole unit.

Opinion of Smith’s Financial Advisor (page 46)

On February 20, 2010, at a meeting of Smith’s board of directors held to evaluate the proposed merger, UBS Securities LLC, referred to as UBS, delivered to Smith’s board of directors an oral opinion, which opinion was confirmed by delivery of a written opinion, dated February 20, 2010, to the effect that, as of that date and based on and subject to various assumptions, matters considered and limitations described in its opinion, the exchange ratio provided for in the merger was fair, from a financial point of view, to holders of Smith common stock other than Schlumberger and its affiliates.

The full text of UBS’ opinion describes the assumptions made, procedures followed, matters considered and limitations on the review undertaken by UBS. A copy of this opinion is attached as Annex B hereto and is incorporated into this proxy statement/prospectus by reference. Holders of Smith common stock are encouraged to read UBS’ opinion carefully in its entirety. UBS’ opinion was provided for the benefit of Smith’s board of directors in connection with, and for the purpose of, its evaluation of the exchange ratio from a financial point of view and does not address any other aspect of the merger. The opinion does not address the relative merits of the merger as compared to other business strategies or transactions that might be available with respect to Smith or Smith’s underlying business decision to effect the merger. The opinion does not constitute a recommendation to any stockholder as to how to vote or act with respect to the merger.

Ownership of Schlumberger After the Merger

Based on the number of shares of Smith common stock and Smith restricted stock units outstanding as of July 14, 2010, Schlumberger expects to issue approximately 175,903,891 shares of its common stock to Smith stockholders pursuant to the merger and reserve for issuance approximately 740,333 additional shares of Schlumberger common stock in connection with the exercise or conversion of Smith’s outstanding equity awards. The actual number of shares of Schlumberger common stock to be issued and reserved for issuance pursuant to the merger will be determined at the completion of the merger based on the exchange ratio of 0.6966 and the number of shares of Smith common stock, options and restricted stock units outstanding at such time. Immediately after completion of the merger, it is expected that former Smith stockholders will own approximately 12.8% of Schlumberger’s outstanding common stock, based on the number of shares of Smith and Schlumberger common stock outstanding, on a fully diluted basis.

Interests of Smith’s Directors and Officers in the Merger (page 55)

Smith’s executive officers and directors have financial interests in the merger that are different from, or in addition to, those of Smith’s stockholders generally. The independent members of Smith’s board of directors were aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the merger, and in recommending to Smith stockholders that the merger agreement be adopted.

Certain of Smith’s executive officers, including each of its named executive officers, are party to change of control agreements with Smith that provide severance and other benefits in the case of qualifying terminations of employment in connection with or following a change of control, including completion of the merger.

Smith equity compensation plans and award agreements generally provide for the vesting of stock-based awards upon completion of the merger.

In addition, under the terms of the merger agreement, Smith may establish a retention program with a retention pool in an aggregate amount up to $74.3 million. Of this amount, up to $16 million will be allocated to persons who are executive officers of Smith or who are party to change of control employment agreements with Smith. Smith separately recently allocated approximately $18 million in retention payments to certain employees who are not executive officers, and may make additional allocations.

Please see “The Merger—Interests of Smith’s Directors and Officers in the Merger” beginning on page 55 of this proxy statement/prospectus for additional information about those financial interests.

Listing of Schlumberger Stock and Delisting and Deregistration of Smith Stock (page 58)

Schlumberger will apply to have the shares of its common stock to be issued in the merger approved for listing on the NYSE, where Schlumberger common stock is currently traded. If the merger is completed, Smith shares will no longer be listed on the NYSE, and will be deregistered under the Securities Exchange Act of 1934, as amended, which is referred to in this proxy statement/prospectus as the Exchange Act.

No Appraisal Rights (page 58)

Under Delaware law, Smith stockholders will not have appraisal rights in connection with the merger.

Completion of the Merger Is Subject to Certain Conditions (page 77)

Conditions to the Obligations of Each Party to Effect the Merger. The respective obligations of each party to effect the merger will be subject to the fulfillment of the following conditions on or prior to the closing date:

•	the adoption of the merger agreement by Smith’s stockholders;

•

(1) the termination or expiration of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, which is referred to as the HSR Act, and (2) the issuance by the European Commission of a decision under Council Regulation No. 4064/89 of the European Community, which is referred to as the EC Merger Regulation, declaring the merger compatible with the common market;

•	the expiration, lapse or termination of all applicable waiting or other time periods under antitrust laws in other specified jurisdictions;

•

the absence of any judgment, injunction, order or decree of any governmental authority in the United States, the European Union or other specified jurisdictions prohibiting or enjoining the consummation of the merger;

•	the effectiveness of the registration statement that includes this prospectus, and the absence of any stop order or proceeding seeking a stop order;

•	the approval for listing on the NYSE of the Schlumberger common stock to be issued pursuant to the merger;

•

performance in all material respects by each of Schlumberger and Merger Sub, on the one hand, and Smith, on the other hand, of its respective covenants and agreements required to be performed by it under the merger agreement at or prior to the closing date;

•

representations and warranties of Schlumberger and Merger Sub, on the one hand, and Smith, on the other hand, contained in the merger agreement being true and correct as of the date of the merger agreement and as of the closing date, subject to certain materiality thresholds; and

•

receipt of an opinion by Schlumberger and Smith from their respective counsel, in form and substance reasonably satisfactory to Schlumberger and Smith, respectively, dated as of the closing date, to the effect that for U.S. federal income tax purposes (1) the merger will be treated as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and (2) each transfer of Smith stock to Schlumberger by a stockholder of Smith pursuant to the merger (other than a stockholder of Smith that is a “five percent transferee shareholder” of Schlumberger, as defined in Treasury regulations promulgated under Section 367(a) of the Internal Revenue Code) will not be subject to Section 367(a)(1) of the Internal Revenue Code.

Regulatory Approvals Required for the Merger (page 63)

The merger is subject to review by the Antitrust Division of the U.S. Department of Justice, which is referred to as the Antitrust Division, under the HSR Act. Under the HSR Act, Schlumberger and Smith are required to make premerger notification filings and to await the expiration or early termination of the statutory waiting period (and any extension of the waiting period) prior to completing the merger. On March 3, 2010, Schlumberger and Smith each filed a Premerger Notification and Report Form with the Antitrust Division and the Federal Trade Commission, which is referred to as the FTC. By agreement between the two agencies, the Antitrust Division is conducting the review. Prior to the expiration of the initial 30-day waiting period, on April 2, 2010, Schlumberger and Smith each received a request for additional information and documentary material, often referred to as a “second request,” from the Antitrust Division. Issuance of the second request extends the statutory waiting period until 30 days after such time as each of Schlumberger and Smith has certified substantial compliance with the second request, unless the Antitrust Division provides written notice that the transaction may close prior to that time. On July 16, 2010, Schlumberger and Smith each certified substantial compliance with the second request.

The merger is also subject to antitrust review by government authorities in several foreign jurisdictions in which the companies have a sufficient market presence to require filings. As of the date of this proxy statement/

prospectus, the parties have made certain antitrust filings in the European Union pursuant to the EC Merger Regulation, and in other jurisdictions.

Under the terms of the merger agreement, Schlumberger has the right, but not the obligation, to oppose by refusing to consent, through litigation or otherwise, any divestitures, hold-separate restrictions or other restrictions demanded by an antitrust regulator. Schlumberger is required to agree to take all actions demanded by an antitrust regulator in order to resolve any objections to the merger (including divestitures, hold-separate restrictions or other restrictions) if doing so would not exceed a specified threshold, which is referred to as the detriment limit. The detriment limit would be exceeded if the required divestitures or hold-separate restrictions affect assets other than (1) the W-H Energy Services business and corresponding Schlumberger operations and (2) other assets accounting for Schlumberger or Smith revenues of not more than $190 million in 2009, excluding from such calculation any W-H Energy Services operations and Smith’s Wilson business unit. If the merger has not occurred on or before the “termination date” described below in “—Termination of the Merger Agreement” due to the failure to obtain regulatory clearances, or if an order, decree or ruling permanently prohibits the merger, the merger agreement may be terminated (subject in some circumstances to payment of a termination fee, as described below).

No Solicitation by Smith (page 72)

Under the merger agreement, Smith has agreed not to (and to direct and use its reasonable best efforts to cause its officers, directors, employees, investment bankers, consultants, attorneys, accountants, advisors, agents and other representatives not to), among other things:

•	solicit, initiate, knowingly encourage or knowingly facilitate, or participate in discussions regarding, any competing acquisition proposal;

•	provide nonpublic information regarding Smith or access to Smith’s properties, books or records to a third party in connection with a competing acquisition proposal; or

•	approve or recommend a competing acquisition proposal.

However, before the adoption of the merger agreement by the Smith stockholders, Smith may, under certain circumstances, engage in negotiations with and provide information regarding Smith to a third party making an unsolicited, written acquisition proposal that Smith’s board of directors concludes in good faith is reasonably likely to be superior to the merger. Under the merger agreement, Smith is required to notify Schlumberger if it receives any competing acquisition proposal or request for information in connection with such a proposal. Additionally, before the adoption of the merger agreement by the Smith stockholders, the Smith board of directors may withdraw its recommendation of the merger if it determines in good faith, after consultation with its outside legal counsel and financial advisors, that a failure to change its recommendation would be inconsistent with its fiduciary duties. To date, Smith has not received any competing acquisition proposals.

Termination of the Merger Agreement (page 78)

The merger agreement may be terminated at any time prior to the effective time of the merger, notwithstanding the adoption of the merger agreement by Smith’s stockholders:

•	by mutual written agreement of Schlumberger and Smith;

•	by either Schlumberger or Smith if:

•

the merger has not occurred on or before the “termination date,” February 21, 2011, which termination date may, subject to specified conditions, at the option of either Schlumberger or Smith, be extended to a date not later than May 31, 2011;

•	the Smith stockholders do not adopt the merger agreement at the annual meeting or any adjournment or postponement of the annual meeting; or

•

a court of competent jurisdiction in the United States, the European Union or other specified jurisdictions has issued a final, nonappealable order, decree or ruling permanently restraining, enjoining or otherwise prohibiting the merger;

•	by Smith if:

•	Schlumberger is in breach of the merger agreement such that the conditions set forth in the merger agreement would not be satisfied and such breach is not curable prior to the termination date, or

•

Smith has received an acquisition proposal that Smith’s board of directors determines in good faith to be superior to the merger and reasonably likely to be consummated and, after giving Schlumberger at least three business days’ notice of its intent to terminate the agreement (and at least two business days’ notice following any change to the financial terms of such proposal), resolves to accept such proposal and pay the termination fee described below; or

•	by Schlumberger if:

•	Smith is in breach of the merger agreement such that the conditions set forth in the merger agreement would not be satisfied and such breach is not curable prior to the termination date, or

•	the Smith board of directors fails to recommend the merger to Smith stockholders or there is a change in the Smith board of directors’ recommendation.

Termination Fees and Expenses (page 79)

The merger agreement provides for the payment of termination fees by one party to the other if the agreement is terminated in specified circumstances.

Smith will be obligated to pay Schlumberger a $340 million termination fee if:

•	either party terminates the merger agreement because Smith’s stockholder approval is not obtained and:

•	prior to such time there is a publicly announced or disclosed acquisition proposal by another bidder that has not been withdrawn, and

•	within one year after the date of termination, Smith enters into a definitive agreement with respect to, or consummates, an acquisition proposal;

•	Smith terminates the merger agreement prior to obtaining the approval of Smith stockholders in order to enter into an agreement providing for a superior proposal; or

•	the Smith board of directors fails to recommend its approval of the merger or there is a change in the Smith board of directors’ recommendation.

Schlumberger will be obligated to pay a $615 million termination fee if the merger agreement is terminated by Smith or Schlumberger as a result of an order, decree, ruling or other action prohibiting the merger under certain antitrust or competition laws or because the merger has not been consummated on or before the termination date, and all other conditions to the merger (except for those that, by their nature, cannot be satisfied until closing but remain capable of satisfaction) have been satisfied or waived as of the date of such termination.

The merger agreement generally provides that all expenses incurred by the parties will be borne by the party that has incurred such expenses. However, under specified circumstances either party may be required to reimburse the other party for its expenses of up to $10 million.

Payment of Dividends and Stock Repurchases (page 70)

Schlumberger

Schlumberger has paid quarterly cash dividends of $0.210 per share since the first quarter of 2008. Prior to the first quarter of 2008, Schlumberger paid quarterly cash dividends of $0.175 per share. Schlumberger is not prohibited under the terms of the merger agreement from paying quarterly dividends consistent with past practice.

On April 17, 2008, the Schlumberger board of directors approved an $8 billion share repurchase program for Schlumberger common stock, to be acquired in the open market before December 31, 2011. Schlumberger is not prohibited from making repurchases under the share repurchase program by the terms of the merger agreement.

Smith

Smith makes regular quarterly distributions under a cash dividend program. The Smith board of directors declared dividends of $0.12 per share, $0.12 per share and $0.10 per share for each quarter during the years ended December 31, 2009, 2008 and 2007, respectively. Under the terms of the merger agreement, during the period before the closing of the merger, Smith is prohibited from paying any dividends other than regular quarterly dividends not exceeding $0.12 per share without the consent of Schlumberger.

The Smith board of directors approved a share repurchase program that allows for the purchase of up to 20 million shares of Smith common stock, subject to regulatory issues, market considerations and other relevant factors. Under the terms of the merger agreement, during the period before the closing of the merger, Smith is prohibited from making repurchases under the share repurchase program without the consent of Schlumberger.

Rights of Smith Stockholders Will Change as a Result of the Merger (page 92)

Smith stockholders will have different rights once they become Schlumberger stockholders due to differences between Delaware corporate law and Netherlands Antilles law and the organizational documents of Schlumberger and Smith.

Material U.S. Federal Income Tax Consequences of the Merger (page 59)

The merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and it is a condition to the completion of the merger that Smith and Schlumberger each receive a written opinion from its respective counsel, in form and substance reasonably satisfactory to Smith and Schlumberger, respectively, dated as of the date of completion of the merger, to the effect that, for U.S. federal income tax purposes, (1) the merger will be treated as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and (2) each transfer of Smith stock to Schlumberger by a stockholder of Smith pursuant to the merger (other than a stockholder of Smith that is a “five percent transferee shareholder” of Schlumberger, as defined in Treasury regulations promulgated under Section 367(a) of the Internal Revenue Code) will not be subject to Section 367(a)(1) of the Internal Revenue Code. Accordingly, Schlumberger and Smith expect that, for U.S. federal income tax purposes, holders of Smith common stock generally will not recognize any gain or loss on the exchange of their shares of Smith common stock for Schlumberger common stock in the merger, except with respect to any cash received in lieu of a fractional share of Schlumberger common stock.

Please refer to “The Merger—Material U.S. Federal Income Tax Consequences” beginning on page 59 of this proxy statement/prospectus for a description of the material U.S. federal income tax consequences of the merger. Determining the actual tax consequences of the merger to you may be complex and will depend on your specific situation. You should consult your tax advisor for a full understanding of the tax consequences of the merger to you.

Accounting Treatment (page 58)

In accordance with accounting principles generally accepted in the United States, Schlumberger will account for the merger as an acquisition of a business.

Litigation Relating to the Merger (page 64)

Subsequent to the announcement of the merger, five putative class action lawsuits were commenced on behalf of stockholders of Smith against Smith and its directors, and in certain cases against Schlumberger and one of its affiliates, challenging the merger. Four of the lawsuits were filed in the District Court of Harris County, Texas, and have been consolidated into a single action in the 164th District Court of Harris County, Texas (the “Texas Action”), and one lawsuit is pending in the Delaware Court of Chancery (the “Delaware Action,” and collectively with the Texas Action, the “Actions”). The parties in the Texas Action and Delaware Action have agreed to an expedited discovery schedule and to the coordination of pleadings and discovery in advance of any preliminary injunction hearing, which will be heard only in the Texas Action. On April 19, 2010, the court in the Delaware Action approved the parties’ agreement concerning the coordination of the Texas and Delaware Actions and agreed to otherwise stay the Delaware proceedings through any preliminary injunction hearing in Texas. Plaintiffs in the Texas and Delaware Actions have served a consolidated amended petition for breach of fiduciary duty and a verified amended class action complaint, respectively. The amended pleadings are substantively similar and allege that Smith’s directors breached their fiduciary duties by, among other things, causing Smith to enter into the merger agreement at an allegedly inadequate and unfair price, agreeing to transaction terms that improperly inhibit alternative transactions and failing to provide material information to Smith’s stockholders in the preliminary proxy statement filed in connection with the merger. Specifically, the pleadings allege that the preliminary proxy statement omits material information relating to, among other things: the analyses performed by, and the information relied upon by, UBS; any strategic alternatives to the merger considered by UBS; UBS’s involvement in the negotiations between Smith and Schlumberger; the fee to be paid to UBS in connection with the merger; and any negotiations or plans concerning the employment of Smith management after consummation of the merger. The pleadings also allege that Smith and Schlumberger aided and abetted the directors’ breaches of fiduciary duties. The pleadings seek, among other things, an injunction barring defendants from consummating the proposed transaction, declaratory relief and attorneys’ fees.

On May 28, 2010, a purported Smith stockholder filed an individual lawsuit in the United States District Court for the Southern District of Texas, Houston Division, against Smith and its directors, alleging that Smith had disseminated a false and materially misleading preliminary proxy statement in connection with the merger in violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 and the rules promulgated thereunder. The lawsuit alleges that the preliminary proxy statement omits and/or misrepresents material information relating to, among other things: negotiations, if any, with other potential acquirers of Smith; any “market check” conducted by Smith in connection with the merger; any strategic alternatives considered by Smith’s directors in connection with the merger; whether the merger consideration includes any compensation for the synergies to be achieved in the merger; the financial information and forecasts provided by Smith’s directors to UBS in connection with its fairness opinion; the discounted cash flow, comparable transaction and selected companies analyses performed by UBS; and business ties between any of Smith’s directors and Schlumberger. The complaint seeks, among other things, injunctive relief, compensatory damages and reasonable costs and expenses incurred in the action, including counsel fees and expert fees.

Smith and Schlumberger believe that the lawsuits in which they are named are without merit and intend to defend the lawsuits vigorously.

Recent Developments

On April 20, 2010, a fire and explosion occurred onboard the semisubmersible drilling rig Deepwater Horizon, owned by Transocean Ltd. and under contract to a subsidiary of BP plc. Pursuant to a contract between M-I SWACO (a joint venture 60% owned by Smith and 40% owned by Schlumberger) and BP for the provision of certain services by M-I SWACO under the direction of BP, five employees of M-I SWACO were aboard the Deepwater Horizon at the time of the incident and unfortunately two of them were killed (the other three were uninjured). A number of legal actions, certain of which name Schlumberger and an M-I SWACO entity as defendants, have been filed in connection with the Deepwater Horizon incident, and additional legal actions are likely to be filed in the future. The parties are currently investigating the incident and the liabilities that could potentially arise therefrom, and are assessing the availability of contractual indemnities and insurance coverage. However, the information currently known indicates that the amount of any potential loss that M-I SWACO could face with respect to any potential liabilities related to the incident would not be material.

Selected Historical Consolidated Financial Data of Schlumberger

The following table sets forth Schlumberger’s selected consolidated historical financial information that has been derived from Schlumberger’s consolidated financial statements as of December 31, 2009, 2008, 2007, 2006 and 2005 and for the years then ended and as of March 31, 2010 and 2009 and for the three months then ended. This disclosure does not include the effects of the merger. You should read this financial information in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and notes thereto in Schlumberger’s Annual Report on Form 10-K for the year ended December 31, 2009 and in its Quarterly Report on Form 10-Q for the three months ended March 31, 2010 incorporated by reference in this document. See also the pro forma information set forth elsewhere in this proxy statement/prospectus regarding the proposed merger with Smith. Schlumberger’s historical results are not necessarily indicative of results to be expected in future periods.

	As of/For the Three Months Ended March 31,		As of/For the Years Ended December 31,
	2010	2009	2009	2008	2007	2006	2005
	(In millions, except per share data)
STATEMENT OF INCOME DATA
Revenue	$5,598	$6,000	$22,702	$27,163	$23,277	$19,230	$14,309
Income from continuing operations	674	940	3,164	5,422	5,177	3,759	2,290
Diluted earnings per share from continuing operations	$0.56	$0.78	$2.61	$4.42	$4.20	$3.01	$1.81

BALANCE SHEET DATA
Working capital	$6,311		$6,391	$4,811	$3,551	$2,731	$3,121
Total assets	32,883		33,465	32,094	27,853	22,832	18,077
Net debt(1)	75		126	1,129	1,857	2,834	532
Long-term debt	4,052		4,355	3,694	3,794	4,664	3,591
Schlumberger stockholders’ equity	19,428		19,120	16,862	14,876	10,420	7,592
Cash dividends declared per share	$0.21		$0.84	$0.84	$0.70	$0.50	$0.42

(1)	“Net debt” represents gross debt less cash, short-term investments and fixed income investments, held to maturity. Management believes that net debt provides useful information regarding the level of Schlumberger’s indebtedness by reflecting cash and investments that could be used to repay debt.

Selected Historical Consolidated Financial Data of Smith

The following table sets forth Smith’s selected consolidated historical financial information that has been derived from Smith’s consolidated financial statements as of December 31, 2009, 2008, 2007, 2006 and 2005 and for the years then ended and as of March 31, 2010 and 2009 and for the three months then ended. This disclosure does not include the effects of the merger. You should read this financial information in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and notes thereto in Smith’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2009 and in its Quarterly Report on Form 10-Q for the three months ended March 31, 2010 incorporated by reference in this document. See also the pro forma information set forth elsewhere in this proxy statement/prospectus regarding the proposed merger with Schlumberger. Smith’s historical results are not necessarily indicative of results to be expected in future periods.

	As of/For the Three Months Ended March 31,		As of/For the Years Ended December 31,
	2010	2009	2009	2008	2007	2006	2005
	(In millions, except per share data)
STATEMENTS OF OPERATIONS DATA
Revenues	$2,138	$2,411	$8,219	$10,771	$8,764	$7,334	$5,579
Gross profit	$591	$692	2,250	3,429	2,856	2,344	1,685
Operating income	125	242	599	1,642	1,370	1,080	671
Net income attributable to Smith	12	97	148	767	647	502	302
Earnings per share — diluted basis	$0.05	$0.44	$0.66	$3.68	$3.20	$2.49	$1.48

BALANCE SHEET DATA
Working capital	$2,911		$3,404	$2,153	$2,554	$1,892	$1,504
Total assets	10,403		10,739	10,816	6,062	5,335	4,060
Long-term debt	1,317		1,814	1,441	846	801	611
Smith stockholders’ equity	5,416		5,441	4,549	2,595	1,987	1,579
Cash dividends declared per common share	$0.12		$0.48	$0.48	$0.40	$0.32	$0.24

Selected Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined statements of income information for the three months ended March 31, 2010 and for the year ended December 31, 2009 have been prepared to give effect to the merger as if it had occurred on January 1, 2009. The unaudited pro forma condensed combined balance sheet information of Schlumberger as of March 31, 2010 has been prepared to give effect to the merger as if it had occurred on March 31, 2010.

The unaudited pro forma condensed combined financial information has been presented for informational purposes only. The pro forma information is not necessarily indicative of what the combined company’s financial position or results of operations actually would have been had the merger been completed as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company. Future results may vary significantly from the results reflected because of various factors, including those discussed in “Risk Factors.” The following selected unaudited pro forma condensed combined financial information should be read in conjunction with the “Unaudited Pro Forma Condensed Combined Financial Statements” and related notes included elsewhere in this proxy statement/prospectus.

	Three Months Ended March 31, 2010	Year Ended December 31, 2009
	(In millions, except per share amount)
Pro Forma Condensed Combined Statement of Income Information:
Revenue	$7,681	$30,711
Income from continuing operations attributable to Schlumberger/Smith	691	3,206
Diluted earnings per share from continuing operations attributable to Schlumberger/Smith	0.50	2.31

As of March 31, 2010
(In millions)
Pro Forma Condensed Combined Balance Sheet Information:
Total assets	$49,898
Total debt	7,110
Net debt	1,651
Total equity	30,873

Comparative Per Share Data

The following table presents: (1) historical per share information for Schlumberger; (2) pro forma per share information of the combined company after giving effect to the merger; and (3) historical and equivalent pro forma per share information for Smith.

The combined company pro forma per share information was derived by combining information from the historical consolidated financial statements of Schlumberger and Smith. You should read this table together with the historical consolidated financial statements of Schlumberger and Smith that are filed with the Securities and Exchange Commission and incorporated by reference into this proxy statement/prospectus. You should not rely on the pro forma per share information as being necessarily indicative of actual results had the merger occurred on January 1, 2009 for statement of operations purposes or December 31, 2009 or March 31, 2010, as applicable, for book value per share data. The equivalent pro forma per share information was derived by multiplying the combined company pro forma per share information by the exchange ratio of 0.6966.

	Year Ended December 31, 2009
	Schlumberger		Smith
	Historical	Combined Company Pro Forma	Historical	Equivalent Pro Forma
Basic earnings per share from continuing operations	$2.63	$2.33	$0.67	$1.62
Diluted earnings per share from continuing operations	2.61	2.31	0.66	1.61
Cash dividends per share	0.84	0.84	0.48	0.59
Book value per share at period end	16.00		21.92

	Three Months Ended March 31, 2010
	Schlumberger		Smith
	Historical	Combined Company Pro Forma	Historical	Equivalent Pro Forma
Basic earnings per share from continuing operations	$0.56	$0.50	$0.05	$0.35
Diluted earnings per share from continuing operations	0.56	0.50	0.05	0.35
Cash dividends per share	0.21	0.21	0.12	0.15
Book value per share at period end	16.28	22.37	21.80	15.58

Comparative Per Share Market Price And Dividend Information

The following table sets forth, for the periods indicated, the intra-day high and low sales prices per share for Schlumberger and Smith common stock as reported on the NYSE, which is the principal trading market for both Schlumberger and Smith common stock, and the cash dividends declared per share of Schlumberger and Smith common stock.

	Schlumberger Common Stock			Smith Common Stock
	High	Low	Cash Dividends Declared	High	Low	Cash Dividends Declared
2010
Third Quarter (through July 15, 2010)	$59.70	$53.61	$—	$40.98	$36.51	$—
Second Quarter	73.99	51.67	0.210	49.66	34.44	0.120
First Quarter	72.00	59.42	0.210	45.32	27.17	0.120

2009
Fourth Quarter	$71.10	$56.00	$0.210	$34.46	$25.54	$0.120
Third Quarter	63.00	48.13	0.210	30.92	22.12	0.120
Second Quarter	63.78	39.11	0.210	32.44	20.50	0.120
First Quarter	49.25	35.05	0.210	29.45	18.43	0.120

2008
Fourth Quarter	$78.00	$37.07	$0.210	$57.82	$18.23	$0.120
Third Quarter	111.95	75.53	0.210	88.40	54.69	0.120
Second Quarter	110.11	85.72	0.210	85.67	62.59	0.120
First Quarter	102.71	72.30	0.210	76.89	53.39	0.120

2007
Fourth Quarter	$114.84	$87.42	$0.175	$76.99	$58.91	$0.100
Third Quarter	108.75	81.26	0.175	74.35	54.08	0.100
Second Quarter	89.20	68.25	0.175	60.82	47.68	0.100
First Quarter	71.17	55.68	0.175	49.05	36.13	0.100

The following table sets forth the closing sale price per share of Schlumberger and Smith common stock as reported on the NYSE as of February 18, 2010, the last trading day before various news outlets began reporting on a possible transaction involving Smith and Schlumberger; as of February 19, 2010, the last trading date before the public announcement of the merger; and as of July 15, 2010, the most recent practicable trading day prior to the date of this proxy statement/prospectus. The table also shows the implied value of the merger consideration proposed for each share of Smith common stock as of the same dates. This implied value was calculated by multiplying the closing sale price of Schlumberger common stock on the relevant date by the exchange ratio of 0.6966.

	Schlumberger Closing Price	Smith Closing Price	Equivalent Per Share Value
February 18, 2010	$65.81	$33.35	$45.84
February 19, 2010	63.90	37.70	44.51
July 15, 2010	58.67	40.29	40.87

The market prices of Schlumberger and Smith common stock will fluctuate between the date of this proxy statement/prospectus and the completion of the merger. No assurance can be given concerning the market prices of Schlumberger or Smith common stock before the completion of the merger or Schlumberger common stock after the completion of the merger. Because the exchange ratio is fixed in the merger agreement, the market value of the Schlumberger common stock that Smith stockholders will receive in connection with the merger may vary significantly from the prices shown in the table above. Accordingly, Smith stockholders are advised to obtain current market quotations for Schlumberger and Smith common stock before deciding whether to vote for adoption of the merger agreement.

RISK FACTORS

Risks Relating to the Merger

The exchange ratio is fixed and will not be adjusted in the event of any change in either Smith’s or Schlumberger’s stock price.

Upon the closing of the merger, each share of Smith common stock (other than shares held by Smith or its subsidiaries) will be converted into the right to receive 0.6966 shares of Schlumberger common stock, with cash paid in lieu of fractional shares. This exchange ratio was fixed in the merger agreement and will not be adjusted for changes in the market price of either Smith common stock or Schlumberger common stock. Changes in the price of Schlumberger common stock prior to the merger will affect the market value that Smith stockholders will become entitled to receive on the date of the merger. Stock price changes may result from a variety of factors (many of which are beyond Smith’s or Schlumberger’s control), including:

•	changes in Smith’s and Schlumberger’s respective business, operations and prospects;

•	changes in market assessments of the business, operations and prospects of either company;

•	market assessments of the likelihood that the merger will be completed, including related considerations regarding regulatory approvals of the merger;

•	interest rates, general market, industry and economic conditions and other factors generally affecting the price of Smith’s and Schlumberger’s common stock; and

•	federal, state and local legislation, governmental regulation and legal developments in the businesses in which Smith and Schlumberger operate.

The price of Schlumberger common stock at the closing of the merger may vary from its price on the date the merger agreement was executed, on the date of this proxy statement/prospectus and on the date of the Smith annual meeting. As a result, the market value represented by the exchange ratio will also vary. For example, based on the range of closing prices of Schlumberger common stock during the period from February 18, 2010 (the last trading day before various news outlets began reporting on a possible transaction between Smith and Schlumberger), through July 15, 2010, the most recent practicable trading day before the date of this proxy statement/prospectus, the exchange ratio represented a market value ranging from a low of $35.99 to a high of $51.54 for each share of Smith common stock.

Because the date that the merger is completed will be later than the date of the Smith annual meeting, at the time of the Smith annual meeting, Smith stockholders will not know the exact market value of the Schlumberger common stock that they will receive upon completion of the merger.

If the price of Schlumberger common stock declines between the date of the Smith annual meeting and the effective time of the merger, including for any of the reasons described above, Smith stockholders will receive shares of Schlumberger common stock that have a market value upon completion of the merger that is less than the market value calculated pursuant to the exchange ratio on the date of the Smith annual meeting. Therefore, while the number of shares of Schlumberger common stock to be issued in the merger is fixed, Smith stockholders cannot be sure of the market value of the Schlumberger common stock they will receive upon completion of the merger or the market value of Schlumberger common stock at any time after the completion of the merger.

Smith’s directors and executive officers have interests in the merger that may be different from, and in addition to, the interests of other Smith stockholders.

Smith’s directors and executive officers are parties to agreements or participants in other arrangements that give them interests in the merger that may be different from, or in addition to, the interests of the other stockholders of Smith, which could create conflicts of interest in their determinations to recommend the merger.

Smith stockholders should consider these interests in voting on the merger. These different interests are described under “The Merger—Interests of Smith’s Directors and Officers in the Merger.”

The ability of Smith and Schlumberger to complete the merger is subject to the approval of Smith stockholders, certain closing conditions and the receipt of consents and approvals from government entities, which may impose conditions that could adversely affect Smith or Schlumberger or cause the merger to be abandoned.

The merger agreement contains certain closing conditions, including approval of the merger by Smith stockholders, the absence of injunctions or other legal restrictions and that no material adverse effect shall have occurred with respect to either company. In addition, Smith and Schlumberger will be unable to complete the merger until approvals are received from the Antitrust Division, the European Commission and various other governmental entities. Regulatory entities may impose certain requirements or obligations as conditions for their approval. The merger agreement may require Smith and/or Schlumberger to accept conditions from these regulators that could adversely impact the combined company. We can provide no assurance that the various closing conditions will be satisfied and that the necessary approvals will be obtained, or that any required conditions will not materially adversely affect the combined company following the merger. In addition, we can provide no assurance that these conditions will not result in the abandonment or delay of the merger.

Failure to complete the merger could negatively impact Smith and Schlumberger.

If the merger is not completed, the ongoing businesses and the market price of the common stock of Smith and/or Schlumberger may be adversely affected and Smith and Schlumberger will be subject to several risks, including Smith being required, under certain circumstances, to pay Schlumberger a termination fee of $340 million or Schlumberger being required, under certain circumstances, to pay Smith a termination fee of $615 million; Smith or Schlumberger having to pay certain costs relating to the merger; and diverting the focus of management from pursuing other opportunities that could be beneficial to each of Smith and Schlumberger, in each case, without realizing any of the benefits which might have resulted had the merger been completed.

The pendency of the merger could adversely affect Smith and Schlumberger.

In connection with the pending merger, some of the customers of Smith and/or Schlumberger may delay or defer purchasing decisions, which could negatively impact revenues, earnings and cash flows regardless of whether the merger is completed. Additionally, Smith and Schlumberger have each agreed in the merger agreement to refrain from taking certain actions with respect to their business and financial affairs during the pendency of the merger, which restrictions could be in place for an extended period of time if completion of the merger is delayed and could adversely impact Smith’s and Schlumberger’s financial condition, results of operations or cash flows.

Smith may be unable to retain key employees during the pendency of the merger.

In connection with the pending merger, current and prospective employees of Smith may experience uncertainty about their future roles with the combined company following the merger, which may materially adversely affect the ability of Smith to attract and retain key personnel during the pendency of the merger. Key employees may depart because of issues relating to the uncertainty and difficulty of integration or a desire not to remain with the combined company following the merger. Accordingly, no assurance can be given that Smith will be able to retain key employees to the same extent that Smith has been able to in the past.

Smith stockholders will have a significantly reduced ownership and voting interest after the merger and will exercise less influence over management.

Immediately after the completion of the merger, it is expected that former Smith stockholders, who collectively own 100% of Smith, will own approximately 12.8% of Schlumberger based on the number of shares of Smith and Schlumberger common stock outstanding, on a fully diluted basis. Consequently, Smith stockholders will have less influence over the management and policies of Schlumberger than they currently have over the management and policies of Smith.

Multiple lawsuits have been filed against Smith challenging the merger, and an adverse ruling in any such lawsuit may prevent the merger from being completed.

Subsequent to the announcement of the merger, five putative class action lawsuits were commenced on behalf of stockholders of Smith against Smith and its directors, and in certain cases against Schlumberger and one of its affiliates, challenging the merger. See “The Merger—Litigation Relating to the Merger” for more information about the lawsuits related to the merger that have been filed.

One of the conditions to the closing of the merger is that no law, order, injunction, judgment, decree, ruling or other similar requirement shall be in effect that prohibits the completion of the merger. Accordingly, if any of the plaintiffs is successful in obtaining an injunction prohibiting the completion of the merger, then such injunction may prevent the merger from becoming effective, or delay its becoming effective within the expected timeframe.

Risks Relating to Schlumberger Following the Merger

Schlumberger and Smith are, and following completion of the merger, the combined company will continue to be, subject to the risks described in (a) Part I, Item 1A in Schlumberger’s Annual Report on Form 10-K for the year ended December 31, 2009, filed with the SEC on February 5, 2010, (b) Part II, Item 1A in Schlumberger’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, filed with the SEC on April 28, 2010, (c) Part I, Item 1A in Smith’s Annual Report on Form 10-K for the year ended December 31, 2009, filed with the SEC on March 1, 2010, and (d) Part II, Item 1A in Smith’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, filed with the SEC on April 28, 2010, each of which is incorporated by reference into this proxy statement/prospectus. See “Where You Can Find More Information” beginning on page 144 of this proxy statement/prospectus. In addition, the business and operations of the combined company may be affected by the following additional risks:

The combined company could incur substantial expenses related to the integration of Smith and Schlumberger.

Smith and Schlumberger expect that the combined company will incur substantial expenses in connection with integrating their respective businesses, policies, procedures, operations, technologies and systems. There are a large number of systems that must be integrated, including information management, purchasing, accounting and finance, sales, billing, payroll and benefits, fixed asset and lease administration systems and regulatory compliance. There are a number of factors beyond the control of either party that could affect the total amount or the timing of all of the expected integration expenses. Moreover, many of the expenses that will be incurred, by their nature, are difficult to estimate accurately at the present time. These expenses could, particularly in the near term, exceed the savings that Schlumberger expects to achieve from the elimination of duplicative expenses and the realization of economies of scale and cost savings and revenue enhancements related to the integration of the businesses following the completion of the merger. These integration expenses may result in the combined company taking significant charges against earnings following the completion of the merger.

Following the merger, the combined company may be unable to successfully integrate Smith’s and Schlumberger’s businesses and realize the anticipated benefits of the merger.

The merger involves the combination of two companies which currently operate as independent public companies. The combined company will be required to devote management attention and resources to integrating its business practices and operations. Potential difficulties the combined company may encounter in the integration process include the following:

•

the inability to successfully integrate the respective businesses of Smith and Schlumberger in a manner that permits the combined company to achieve the cost savings and operating synergies anticipated to result from the merger, which would result in the anticipated benefits of the merger not being realized partly or wholly in the time frame currently anticipated or at all;

•

lost sales and customers as a result of certain customers of either or both of the two companies deciding not to do business with the combined company, or deciding to decrease their amount of business in order to reduce their reliance on a single company;

•	integrating personnel from the two companies while maintaining focus on providing consistent, high quality products and customer service;

•	potential unknown liabilities and unforeseen increased expenses, delays or regulatory conditions associated with the merger; and

•	performance shortfalls at one or both of the two companies as a result of the diversion of management’s attention caused by completing the merger and integrating the companies’ operations.

Business issues currently faced by one company may be imputed to the operations of the other company.

To the extent that either Schlumberger or Smith currently has or is perceived by customers to have operational challenges, such as on-time performance, safety issues or workforce issues, those challenges may raise concerns by existing customers of the other company following the merger which may limit or impede Schlumberger’s future ability to obtain additional work from those customers.

Failure to retain key employees and skilled workers could adversely affect Schlumberger following the merger.

Schlumberger’s performance following the merger could be adversely affected if the combined company is unable to retain certain key employees and skilled workers of Smith. The loss of the services of one or more of these key employees and skilled workers could adversely affect Schlumberger’s future operating results because of their experience and knowledge of Smith’s business. In addition, current and prospective employees of Schlumberger and Smith may experience uncertainty about their future roles with the company until after the merger is completed. This may adversely affect the ability of Schlumberger and Smith to attract and retain key personnel, which could adversely affect Schlumberger’s performance following the merger.

The required regulatory approvals may not be obtained or may contain materially burdensome conditions that could have an adverse effect on Schlumberger.

Completion of the merger is conditioned upon the receipt of certain governmental approvals, including, without limitation, the expiration or termination of the applicable waiting period under the HSR Act, the issuance by the European Commission of a decision under the EC Merger Regulation declaring the merger compatible with the common market and the approval of the merger by the antitrust regulators in other specified jurisdictions. Although Schlumberger and Smith have agreed in the merger agreement to use their reasonable best efforts to obtain the requisite governmental approvals, there can be no assurance that these approvals will be obtained. In addition, the governmental authorities from which these approvals are required may impose conditions on the completion of the merger or require changes to the terms of the merger. Under the terms of the merger agreement, Schlumberger is required to agree to take all actions demanded by an antitrust regulator in order to resolve any objections to the merger (including divestitures, hold-separate restrictions or other restrictions) if doing so would not exceed a specified threshold, which is referred to as the detriment limit. The detriment limit would be exceeded if the required divestitures or hold-separate restrictions affect assets other than (1) the W-H Energy Services business and corresponding Schlumberger operations and (2) other assets accounting for Schlumberger or Smith revenues of not more than $190 million in 2009, excluding from such calculation any W-H Energy Services operations and Smith’s Wilson business unit. Please see “The Merger Agreement—Certain Additional Agreements—Filings” on page 74 for more information on the calculation of the detriment limit. If Schlumberger agrees to undertake divestitures or comply with operating restrictions in order to obtain any approvals required to complete the merger, Schlumberger may be less able to realize anticipated benefits of the merger, and the business and results of operations of the combined company after the merger may be adversely affected.

A portion of the combined company’s revenue will be dependent on the activity level of natural gas exploration and production in North America.

Upon consummation of the merger, a portion of the combined company’s revenues will be derived from its North American operations. Because of the current economic environment and related decrease in demand for energy, natural gas exploration and production in North America have decreased significantly from their peak levels in the summer of 2008. Warmer than normal winters in North America, among other factors, may adversely impact demand for natural gas and, therefore, demand for oilfield services. If the economic conditions deteriorate further or do not improve, the decline in natural gas exploration and production could cause a decline in the demand for the services and products of the combined company. Such decline could result in a significant adverse effect on the operating results of the combined company and the expected benefits of the merger.

Risks Relating to Schlumberger Common Stock Following the Merger

The market value of Schlumberger common stock could decline if large amounts of its common stock are sold following the merger.

Following the merger, stockholders of Schlumberger and former stockholders of Smith will own interests in a combined company operating an expanded business with more assets and a different mix of liabilities. Current stockholders of Schlumberger and Smith may not wish to continue to invest in the combined company, or may wish to reduce their investment in the combined company, in order to comply with institutional investing guidelines, to increase diversification or to track any rebalancing of stock indices in which Schlumberger or Smith common stock is included. If, following the merger, large amounts of Schlumberger common stock are sold, the price of its common stock could decline.

The merger will likely not be accretive, and may be dilutive, to Schlumberger’s earnings per share in the near term, which may negatively affect the market price of Schlumberger common stock.

Schlumberger anticipates that the merger will not be accretive, and may be dilutive, to earnings per share in the near term. This expectation is based on preliminary estimates that may materially change. In addition, future events and conditions could decrease or delay any accretion, result in dilution or cause greater dilution than is currently expected, including:

•	adverse changes in energy market conditions;

•	commodity prices for oil, natural gas and natural gas liquids;

•	production levels;

•	reserve levels;

•	operating results;

•	competitive conditions;

•	laws and regulations affecting the energy business;

•	capital expenditure obligations; and

•	general economic conditions.

Any dilution of, or decrease or delay of any accretion to, Schlumberger’s earnings per share could cause the price of Schlumberger’s common stock to decline.

The shares of Schlumberger common stock to be received by Smith stockholders upon the completion of the merger will have different rights from shares of Smith common stock.

Upon completion of the merger, Smith stockholders will no longer be stockholders of Smith, a Delaware corporation, but will instead become shareholders of Schlumberger, a company organized under the laws of the Netherlands Antilles, and their rights as shareholders will be governed by Netherlands Antilles law and Schlumberger’s articles of incorporation and bylaws. Netherlands Antilles law and the terms of Schlumberger’s articles of incorporation and bylaws may be materially different than Delaware law and the terms of Smith’s restated certificate of incorporation and amended and restated bylaws, which currently govern the rights of Smith stockholders. Please see “Comparison of Shareholder Rights” for a discussion of the different rights associated with Schlumberger common stock.

Risks Relating to Schlumberger and Smith

The offshore oil and gas operations of the combined company could be adversely impacted by the Deepwater Horizon drilling rig accident and resulting oil spill.

On April 20, 2010, a fire and explosion occurred onboard the semisubmersible drilling rig Deepwater Horizon, owned by Transocean Ltd. and under contract to a subsidiary of BP plc. In response to this incident, the Minerals Management Service of the U.S. Department of the Interior, or MMS, issued a notice on May 30, 2010 implementing a six-month moratorium on certain drilling activities in the U.S. Gulf of Mexico. The notice also stated that the MMS would not consider during the six-month moratorium period drilling permits for new wells and related activities for specified water depths. In addition, wells covered by the moratorium that were then being drilled were required to halt drilling and take steps to secure the well. On June 22, 2010, the U.S. District Court for the Eastern District of Louisiana issued a preliminary injunction prohibiting the enforcement of the moratorium, which the Department of the Interior has appealed to the Fifth Circuit Court of Appeals. On July 8, 2010, the court of appeals denied the government’s request that the district court’s order be stayed while the appeal is pending. On July 12, 2010, the Secretary of the Department of the Interior directed the Bureau of Ocean Energy Management, Regulation and Enforcement, or BOEM (formerly named the MMS), to issue a suspension until November 30, 2010 of drilling activities for specified drilling configurations and technologies, rather than a moratorium based on water depths. The BOEM has issued new safety guidelines and is expected to issue new environmental guidelines or regulations for drilling in the U.S. Gulf of Mexico and may take other steps that could increase the costs of exploration and production, reduce the area of operations and result in permitting delays.

Schlumberger Oilfield Services revenue attributable to the U.S. Gulf of Mexico represented approximately 3.5% of consolidated Schlumberger revenue for the year ended December 31, 2009. In addition, WesternGeco U.S. Gulf of Mexico revenue amounted to approximately 1.8% of consolidated revenue. The majority of these revenues related to the high-technology services and products deployed in deepwater operations.

At this time, neither Smith nor Schlumberger can predict what further impact, if any, the Deepwater Horizon incident may have on the regulation of offshore oil and gas exploration and development activity, the cost or availability of insurance coverage to cover the risks of such operations, or what actions may be taken by customers of Schlumberger or Smith or other industry participants in response to the incident. Increased costs for the operations of Schlumberger’s and Smith’s customers in the U.S. Gulf of Mexico, along with permitting delays, could affect the economics of currently planned activity in the area and demand for their services and may result over the long term in a shift in activity away from the United States. A prolonged suspension of drilling activity in the U.S. Gulf of Mexico and resulting new regulations could materially adversely affect each company’s financial condition, results of operations or cash flows.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement/prospectus and the documents incorporated by reference herein include “forward-looking statements” about Schlumberger, Smith and the combined company within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. The opinions, forecasts, projections, or other statements other than statements of historical fact, are forward-looking statements. Similarly, statements that describe future plans, objectives or goals or future revenues or other financial metrics are also forward-looking statements. Although Schlumberger and Smith believe that the expectations reflected in such forward-looking statements are reasonable, they can give no assurances that such expectations will prove to have been correct. These statements are subject to, among other things, satisfaction of the closing conditions to the merger, the risk that the contemplated merger does not occur, negative effects from the pendency of the merger, the ability to successfully integrate the merged businesses and to realize expected synergies, the risk that Schlumberger and Smith will not be able to retain key employees, expenses of the merger, and other risk factors.

Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “would,” “should,” “plans,” “likely,” “expects,” “anticipates,” “intends,” “believes,” “estimates,” “thinks,” “may” and similar expressions, are forward-looking statements. The following important factors, in addition to those discussed under “Risk Factors” and elsewhere in this proxy statement/prospectus and the documents incorporated by reference herein, could affect the future results of the energy industry in general, and Schlumberger after the merger in particular, and could cause those results to differ materially from those expressed in or implied by such forward-looking statements:

•	forecasts or expectations regarding business outlook;

•	overall demand for and pricing of the products and services of Schlumberger and Smith;

•	growth for Schlumberger, Smith and the combined company (and for specified products or geographic areas within each business segment);

•	Schlumberger’s ability to integrate the operations of Smith;

•	the amount and timing of any cost savings synergies or other efficiencies expected to result from the merger;

•	oil and natural gas demand and production growth;

•	oil and gas prices;

•	operating margins;

•	regulatory and operational risks arising from the international nature of Smith’s and Schlumberger’s operations;

•	capital expenditures by the companies and the oil and gas industry;

•	the business strategies of customers;

•	failure to retain certain key employees and skilled workers;

•	effects of the drilling moratorium in the Gulf of Mexico, or related changes in laws or regulations;

•	future global economic conditions;

•	expected pension and post-retirement funding;

•	expected stock compensation costs;

•	future results of operations;

•	political stability of oil-producing countries;

•	changes in laws or regulations;

•

the various risks and other factors considered by the respective boards of Schlumberger and Smith as described under “The Merger—Smith’s Reasons for the Merger; Recommendation of the Smith Board of Directors” and under “The Merger—Schlumberger’s Reasons for the Merger”;

•	future and pro forma financial condition or results of operations and future revenues and expenses;

•	business strategy and other plans and objectives for future operations;

•	regulatory conditions which may be imposed as a condition to approval of the merger;

•	changes in interest rates;

•	unexpected liabilities, including environmental liabilities; and

•	loss of intellectual property rights.

Any projection or estimate by Smith that was furnished to its financial advisor, including those statements summarized herein, was made as of a date shortly before the date of the merger agreement and spoke only as of the date furnished and has not been updated. These estimates and projections were only intended to be used by such financial advisor for analysis of the merger and are not intended to provide guidance as to future results and should not be relied upon for that purpose.

All subsequent written and oral forward-looking statements attributable to Schlumberger or Smith or to persons acting on their behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and neither Schlumberger nor Smith undertakes any obligation to publicly update or revise any forward-looking statements except as required by law.

For additional information with respect to these factors, see “Where You Can Find More Information.”

THE COMPANIES

Schlumberger Limited (Schlumberger N.V.)

Founded in 1926, Schlumberger is the world’s leading supplier of technology, integrated project management and information solutions to the international oil and gas exploration and production industry. Having invented wireline logging as a technique for obtaining downhole data in oil and gas wells, Schlumberger today provides the industry’s widest range of products and services from exploration through production. As of December 31, 2009, Schlumberger employed approximately 77,000 people of over 140 nationalities operating in approximately 80 countries. Schlumberger consists of two business segments, Schlumberger Oilfield Services and WesternGeco. Schlumberger Oilfield Services provides the industry’s widest range of products and services from exploration to production, while WesternGeco is the world’s most technologically advanced surface seismic acquisition and processing company.

The principal United States market for Schlumberger’s common stock is the NYSE, where it is traded under the symbol “SLB.” Schlumberger’s common stock is also traded on the Euronext Paris, Euronext Amsterdam, London and SIX Swiss stock exchanges.

Schlumberger has principal executive offices in Paris, Houston and The Hague. Its principal executive offices in the United States are located at 5599 San Felipe, 17th Floor, Houston, Texas 77056, and its telephone number is (713) 513-2000.

Smith International, Inc.

Founded in 1902, Smith is a leading global provider of premium products and services used during the drilling, completion and production phases of oil and natural gas development activities. Smith’s business is segregated into three operating segments, M-I SWACO, Smith Oilfield and Distribution. Smith provides a comprehensive line of technologically-advanced products and engineering services, including drilling and completion fluid systems, solids-control and separation equipment, waste-management services, three-cone and diamond drill bits, borehole enlargement services, tubulars, directional systems, measurement-while-drilling and logging-while-drilling services, coiled tubing, cased-hole wireline and other complementary downhole tools and services. Smith also offers supply-chain management solutions through an extensive North American branch network providing pipe, valves and fittings as well as mill, safety and other maintenance products.

Smith’s common stock is listed on the NYSE, where it is traded under the symbol “SII.”

Smith was incorporated in the state of California in January 1937 and reincorporated under Delaware law in May 1983. Smith’s executive offices are headquartered at 1310 Rankin Road, Houston, Texas 77073, and its telephone number is (281) 443-3370.

Turnberry Merger Sub Inc.

Turnberry Merger Sub Inc., referred to as Merger Sub, is a Delaware corporation and a wholly owned subsidiary of Schlumberger. Merger Sub was formed solely for the purpose of participating in the merger and has conducted no activities other than in connection with the merger.

THE ANNUAL MEETING

Date, Time and Place

The annual meeting of Smith stockholders will be held on Tuesday, August 24, 2010, at 9:00 a.m., local time, at the Hotel du Pont, located at 11th and Market Streets, Wilmington, Delaware.

Purpose of the Smith Annual Meeting

At the Smith annual meeting, Smith stockholders will be asked to vote on the following proposals:

1.	to adopt the merger agreement;

2.	to elect three Class III directors to hold office until the 2013 annual meeting of stockholders or until their respective successors have been elected and qualified;

3.	to approve Smith’s 1989 Long-Term Incentive Compensation Plan, as amended and restated;

4.	to ratify the appointment of Deloitte & Touche LLP as Smith’s independent registered public accounting firm for the 2010 fiscal year; and

5.	to approve the adjournment of the Smith annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes to adopt the merger agreement at the time of the annual meeting.

Only the approval of Proposal 1 is required for the completion of the merger.

Smith Record Date; Stock Entitled to Vote

Only Smith stockholders of record at the close of business on July 26, 2010, which is referred to as the record date, will be entitled to notice of, and to vote at, the Smith annual meeting or any adjournments or postponements thereof.

As of July 14, 2010, the most recent practicable date prior to the date of this proxy statement/prospectus, there were 248,576,204 shares of Smith common stock outstanding and expected to be entitled to vote at the Smith annual meeting. The Smith common stock is the only class of securities entitled to vote at the Smith annual meeting. Each share of Smith common stock outstanding on the record date entitles the holder thereof to one vote on each matter properly brought before the Smith annual meeting, exercisable in person or by proxy through the internet or by telephone or by a properly executed and delivered proxy with respect to the Smith annual meeting.

As of July 14, 2010, the most recent practicable date prior to the date of this proxy statement/prospectus, directors and executive officers of Smith and their affiliates owned and were entitled to vote 1,487,629 shares of Smith common stock, or approximately 0.60% of the shares of Smith common stock outstanding on that date. It is currently expected that Smith’s directors and executive officers will vote their shares in favor of the adoption of the merger agreement and each of the other proposals described in this proxy statement/prospectus, although none of them have entered into any agreements obligating them to do so.

For a period of at least 10 days prior to the Smith annual meeting, a complete list of stockholders entitled to vote at the Smith annual meeting will be open to examination by any Smith stockholder during ordinary business hours at the office of the Smith Corporate Secretary at 1310 Rankin Road, Houston, Texas 77073.

Quorum

The holders of a majority of the outstanding shares of Smith common stock entitled to vote constitutes a quorum for the transaction of business at the Smith annual meeting. If you have returned valid proxy instructions or attend the meeting in person, your Smith common stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting. Broker non-votes are included in the calculation of the number of shares considered to be present at the Smith annual meeting.

As of July 14, 2010, there were 248,576,204 shares of Smith common stock outstanding and expected to be entitled to vote at the Smith annual meeting. Accordingly, it is expected that the presence, in person or by proxy, of holders of approximately 124,288,103 shares of Smith common stock will be required in order to establish a quorum.

Required Vote

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Adoption of the merger agreement requires the affirmative vote of a majority of the aggregate voting power of the shares of Smith common stock outstanding as of the record date and entitled to vote at the Smith annual meeting.

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Election of the directors requires the affirmative vote of a majority of the votes cast either for or against the election of such director at the Smith annual meeting. An abstention does not count as a vote cast for these purposes. If a nominee is not elected, he must promptly tender his resignation to the Smith board of directors, which will determine, based on a recommendation from the nominating and corporate governance committee of the Smith board of directors, whether to accept or reject the resignation. In the event of a vacancy on the Smith board of directors, a majority of the remaining directors will appoint a successor or decrease the size of the Smith board of directors.

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Approval of Smith’s 1989 Long-Term Incentive Compensation Plan requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on such proposal, provided that at least a majority of the outstanding shares of Smith common stock vote on such proposal.

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Ratification of the appointment of Deloitte & Touche LLP as Smith’s independent registered public accounting firm for the 2010 fiscal year requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on such proposal.

•	Approval of the adjournment of the Smith annual meeting requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on such proposal.

Treatment of Abstentions, Not Voting and Incomplete Proxies

•	For the merger proposal, an abstention or a failure to vote will have the same effect as a vote “AGAINST” such proposal.

•	For the election of directors, assuming a quorum is present, an abstention or a failure to vote will have no effect on the outcome of the election.

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For the incentive plan proposal, assuming a quorum is present and at least a majority of the outstanding shares of Smith common stock vote on such proposal, a failure to vote will have no effect on the outcome of the vote for the proposal, while an abstention will have the same effect as a vote “AGAINST” such proposal.

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For the ratification of the appointment of Deloitte & Touche LLP as Smith’s independent registered public accounting firm for the 2010 fiscal year, assuming a quorum is present, a failure to vote will have no effect on the outcome of the vote for the proposal, while an abstention will have the same effect as a vote “AGAINST” such proposal.

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For the approval of the adjournment of the Smith annual meeting, if necessary, assuming a quorum is present, a failure to vote will have no effect on the outcome of the vote for the proposal, while an abstention will have the same effect as a vote “AGAINST” such proposal.

If a proxy is received without indication as to how to vote on any particular proposal, the shares of Smith common stock represented by such proxy will be voted as recommended by the Smith board of directors with respect to that proposal.

Voting of Proxies by Holders of Record

Giving a proxy means that a Smith stockholder authorizes the persons named in the enclosed proxy card to vote its shares at the Smith annual meeting in the manner it directs. A Smith stockholder may vote by proxy or in person at the Smith annual meeting. If you hold your shares of Smith common stock in your name as a stockholder of record, to submit a proxy, you as a Smith stockholder may use one of the following methods:

•	Submit a proxy by internet, by accessing the website specified on the proxy card and following the instructions on the proxy card;

•	Submit a proxy by telephone, by dialing the toll-free number specified on the proxy card and following the instructions on the proxy card; or

•	Submit a proxy by mail, by completing and returning the proxy card in the enclosed envelope. The envelope requires no additional postage if mailed in the United States.

A signed proxy also confers discretionary authority to vote with respect to any matter presented at the Smith annual meeting, except as set forth in the proxy and except for matters proposed by a stockholder who notifies Smith not later than the close of business on July 26, 2010. At the date hereof, management has no knowledge of any business that will be presented for consideration at the Smith annual meeting and which would be required to be set forth in this proxy statement/prospectus or the related proxy card other than the matters set forth in the Smith Notice of Annual Meeting of Stockholders. If any other matter is properly presented at the Smith annual meeting for consideration, it is intended that the persons named in the enclosed form of proxy and acting thereunder will vote in accordance with their best judgment on such matter.

Every Smith stockholder’s vote is important. Accordingly, each Smith stockholder should sign, date and return the enclosed proxy card, or submit a proxy via the internet or by telephone, whether or not it plans to attend the Smith annual meeting in person. Proxies must be received by August 23, 2010.

Shares Held in Street Name

If you are a Smith stockholder and your shares are held in “street name” in a stock brokerage account or by a bank or nominee, you must provide the record holder of your shares with instructions on how to vote the shares. Please follow the voting instructions provided by the bank or broker. You may not vote shares held in street name by returning a proxy card directly to Smith or by voting in person at the Smith annual meeting unless you provide a “legal proxy,” which you must obtain from your bank or broker. Further, brokers who hold shares of Smith common stock on behalf of their customers may not give a proxy to Smith to vote those shares with respect to the merger proposal, the Smith incentive plan proposal or the election of directors without specific instructions from their customers, as brokers do not have discretionary voting power on such matters.

Therefore, if you are a Smith stockholder and you do not instruct your broker or other nominee on how to vote your shares:

•	Your broker or other nominee may not vote your shares on the merger proposal, for which broker non-votes will have the same effect as a vote “AGAINST” such proposal.

•	Your broker or other nominee may not vote your shares for the election of directors, for which broker non-votes will have no effect on the outcome of the election.

•	Your broker or other nominee may not vote your shares on the incentive plan proposal, for which broker non-votes will have the same effect as a vote “AGAINST” such proposal.

•	Your broker or other nominee may vote your shares on the other Smith annual meeting matters.

Revocability of Proxies and Changes to a Smith Stockholder’s Vote

As a Smith stockholder, you have the power to change your vote at any time before your shares are voted at the Smith annual meeting by:

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submitting notice in writing to Smith’s Corporate Secretary at Smith International, Inc., 1310 Rankin Road, Houston, Texas 77073 that you are revoking your proxy (which, if you hold your shares in street name, you must do in accordance with instructions from your bank or broker);

•	executing and delivering a later-dated proxy card or submitting a later-dated proxy by telephone or on the internet; or

•	voting in person at the Smith annual meeting.

If you are a Smith stockholder of record, revocation of your proxy or voting instructions through the internet, by telephone or by mail must be received by 11:59 p.m., Eastern time, on August 23, 2010, although you may also revoke your proxy by attending the Smith annual meeting and voting in person. However, if your shares are held in street name by a bank or broker, you may revoke your instructions only by informing the bank or broker in accordance with any procedures it has established.

Participants in Smith’s Benefit Plans

Participants in the Smith International, Inc. 401(k) Retirement Plan, Wilson 401(k) Retirement Plan, M-I Retirement Plan or M-I L.L.C. Greybull Retirement Plan have received voting instruction cards in lieu of a proxy card. Only the trustees of these plans, in their capacity as directed trustees, can vote the plan shares at the Smith annual meeting.

Solicitation of Proxies

The solicitation of proxies from Smith stockholders is made on behalf of the Smith board of directors. Smith and Schlumberger will each bear their own costs and expenses, including with respect to printing and mailing this proxy statement/prospectus and payment of fees to the SEC. Smith will pay the costs of soliciting and obtaining proxies from Smith stockholders, including the cost of reimbursing brokers, banks and other financial institutions for forwarding proxy materials to their customers. Proxies may be solicited, without extra compensation, by Smith officers and employees by mail, telephone, fax, personal interviews or other methods of communication. Smith has engaged the firm of MacKenzie Partners, Inc. to assist Smith in the distribution and solicitation of proxies from Smith stockholders and will pay MacKenzie Partners, Inc. an estimated fee of $25,000, as well as out-of-pocket expenses for its services.

PROPOSALS

Proposal 1: Adoption of the Merger Agreement

Smith is asking its stockholders to vote on the proposal to adopt the merger agreement. For a detailed discussion of the terms and conditions of the merger, see “The Merger Agreement.” As discussed in the section entitled “The Merger—Smith’s Reasons for the Merger; Recommendation of the Smith Board of Directors,” after careful consideration, the Smith board of directors, by a unanimous vote of all directors, determined that the merger, the merger agreement and the transactions contemplated by the merger agreement are advisable and in the best interests of Smith and its stockholders, and approved the merger agreement and the transactions contemplated thereby.

Adoption of the merger agreement requires the affirmative vote of holders of a majority of the voting power of the outstanding shares of Smith common stock. For purposes of this vote, an abstention or a failure to vote or to instruct a broker or nominee to vote will have the same effect as a vote “AGAINST” the proposal.

We will vote your shares as you specify on your proxy card. If you properly execute and return your proxy card (in paper form, electronically via the internet or by telephone), but do not specify how you want your shares voted, we will vote them “FOR” the adoption of the merger agreement.

The Smith board of directors unanimously recommends that Smith stockholders vote “FOR” the adoption of the merger agreement.

Proposal 2: Election of Directors

At the Smith annual meeting, stockholders will elect three persons as Class III directors to hold office until the 2013 annual meeting of Smith stockholders, or until they are succeeded by other qualified directors who have been appointed or elected. The nominees are James R. Gibbs, Duane C. Radtke and John Yearwood. It is not expected that the members of the Smith board of directors will continue to serve on the board of Smith or of the combined company following the completion of the merger.

Directors must be elected by a majority of the votes cast at the meeting either for or against the election of such director. We will vote your shares as you specify on your proxy card. If you properly execute and return your proxy card (in paper form, electronically via the internet or by telephone), but do not specify how you want your shares voted, we will vote them “FOR” the election of all of the nominees listed above.

Each of the nominees is a current member of the Smith board of directors and has consented to serve if elected. Although management does not contemplate the possibility, in the event any nominee is not a candidate or is unable to serve as a director at the time of the election, the proxies will vote for any nominee who is designated by the present Smith board of directors to fill the vacancy.

The Smith board of directors recommends a vote “FOR” each of the director nominees named above.

Please see “Election of Directors of Smith” for a brief biography of all directors, including the director nominees.

Proposal 3: Approval of the 1989 Long-Term Incentive Compensation Plan, as Amended and Restated

At the Smith annual meeting, you will be asked to approve an amendment and restatement to the Smith International, Inc. 1989 Long-Term Incentive Compensation Plan (the “plan”), which incorporates previous amendments, increases by 5,000,000 the number of shares of Smith common stock reserved for the plan and makes other minor changes identified herein. On July 15, 2010, the last reported closing price of Smith’s common stock on the New York Stock Exchange Composite Tape was $40.29.

The affirmative vote of a majority of the shares represented at the Smith annual meeting and entitled to vote will be required to approve the plan, provided that the total votes cast on the proposal represent at least a majority of the outstanding shares of Smith common stock.

Proposal 4: Ratification of the Appointment of Deloitte & Touche LLP as Smith’s Independent Registered Public Accounting Firm

The Audit Committee of the Smith board of directors has selected Deloitte & Touche LLP as its independent registered public accounting firm to audit the books and records of Smith for its fiscal year ending December 31, 2010. The services of Deloitte & Touche LLP will include the audit of the effectiveness of internal controls over financial reporting. Smith has been advised by Deloitte & Touche LLP that the firm has no relationship with Smith or its subsidiaries other than that arising from the firm’s engagement as independent registered public accountants and, in limited circumstances, tax advisors. Deloitte & Touche LLP has audited Smith’s financial statements since April 15, 2002.

Ratification of the appointment of Deloitte & Touche LLP as Smith’s independent registered public accountants requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on such proposal. For purposes of this vote, an abstention will have the same effect as a vote “AGAINST” the proposal.

The Smith board of directors recommends a vote “FOR” the continued engagement of Deloitte & Touche LLP as independent registered public accounting firm to audit Smith’s books and records for the fiscal year ending December 31, 2010.

Proposal 5: Approval of the Adjournment of the Smith Annual Meeting, if Necessary

Smith is asking its stockholders to vote on a proposal to approve the adjournment of the Smith annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes to adopt the merger agreement at the time of the annual meeting.

Adjournment of the Smith annual meeting, if necessary, to solicit additional proxies requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on such proposal. For purposes of this vote, an abstention will have the same effect as a vote “AGAINST” the proposal.

The Smith board of directors recommends that the stockholders vote “FOR” approval to adjourn the Smith annual meeting, if necessary.

Other Business

The Smith board of directors does not intend to present any other business for action at the meeting, and Smith has not been advised of any other business intended to be presented by others.

THE MERGER

Background of the Merger

Smith and Schlumberger periodically review and assess their industry and strategic alternatives available to enhance shareholder value. As leading companies in their respective lines of business, Smith and Schlumberger are generally familiar with each other’s business. Smith and Schlumberger have, from time to time, discussed and engaged in both commercial and strategic transactions with each other, and meet regularly at board meetings of and otherwise with respect to the operation of M-I SWACO, a joint venture between Smith and Schlumberger since 1999, of which Smith is a 60 percent owner and Schlumberger is a 40 percent owner. The terms of the M-I SWACO joint venture include a “buy/sell provision” pursuant to which either Smith or Schlumberger can offer to sell to the other its entire ownership interest in M-I SWACO in exchange for a cash purchase price per percentage interest specified by the offering party. If the initiating party’s offer to sell is not accepted, such party is obligated to purchase the other party’s interest at the same valuation per percentage interest. In addition, the terms of the M-I SWACO joint venture agreements require a party which is undergoing a change of control to offer to sell to the other its entire ownership interest in M-I SWACO in exchange for a cash purchase price per percentage interest specified by the offering party, and the non-offering party may either accept such offer, require the offering party to purchase the non-offering party’s interest at the same valuation per percentage interest or retain its ownership interest.

In late 2005, Schlumberger approached Smith and suggested that the parties discuss a potential business combination. In connection with these discussions, Smith and Schlumberger entered into a confidentiality agreement dated November 7, 2005, in which Smith and Schlumberger each agreed to a “standstill” provision providing that it would not, for a period of two years, acquire or seek, offer or propose to acquire any securities of the other party or undertake certain other transactions to control or influence the other party. Following the exchange of high-level due diligence information and preliminary discussions, Schlumberger proposed a business combination with consideration per share of Smith common stock consisting of 0.6824 shares of Schlumberger common stock (as adjusted for a 2006 split of the Schlumberger common stock) and $8.00 in cash. Schlumberger’s offer equated to a total enterprise value of approximately $9.8 billion, including $8.5 billion for the shares of Smith common stock, based on the number of outstanding shares as of the then-most recently available filings and including all of Smith’s debt and cash (including all of the debt and cash in Smith’s M-I SWACO joint venture and CE Franklin Ltd. subsidiary) and the book value of the noncontrolling interests in M-I SWACO and CE Franklin Ltd. The Smith board concluded that, in light of Smith’s prospects at the time and the trading multiples of each company’s shares relative to their historical levels, the financial terms of the proposed transaction were not acceptable, and discussions terminated in late November 2005.

On January 13, 2006, Mr. Doug Rock, then-Chairman of the Board, Chief Executive Officer, President and Chief Operating Officer of Smith, Mr. Loren Carroll, a Smith director, Mr. Andrew Gould, Chairman and Chief Executive Officer of Schlumberger, and Mr. Simon Ayat, currently Executive Vice President and Chief Financial Officer of Schlumberger, met to discuss a potential business combination. However, Smith and Schlumberger were unable to reach an agreement on price, and discussions were terminated prior to the parties commencing substantive discussions on other terms.

During the second and third quarter of 2007, Schlumberger and Smith engaged in discussions regarding the creation of a new joint venture that would have involved Smith’s drill bits business. Among other possibilities, the parties discussed reducing Schlumberger’s interest in M-I SWACO in connection with this new joint venture. Ultimately, the parties were unable to agree on the relative values of Smith Technologies and M-I SWACO and discussions terminated.

In early February 2008, Mr. Ayat approached Mr. John Yearwood, who was then a director of Smith and who had been employed by Schlumberger for more than 27 years, most recently serving as Senior Advisor to the Chief Executive Officer of Schlumberger from March 2006 until May 2008, regarding a potential business combination of Smith and Schlumberger. On February 8, 2008, Smith and Schlumberger entered into a new confidentiality agreement, which again provided for a standstill period extending for two years from the date of the agreement. Prior to any material discussions regarding a business combination, Schlumberger decided to pursue other business opportunities and advised Smith that it would not make a proposal to Smith.

In late January 2009, Mr. Simon Ayat, Executive Vice President and Chief Financial Officer of Schlumberger, called Mr. Yearwood, who had since been named Chief Executive Officer, President and Chief Operating Officer of Smith, and suggested that they discuss the possibility of a business combination. Mr. Ayat did not present any specific proposal. Mr. Yearwood indicated that he would discuss the matter with the Smith board.

At meetings in early February 2009, the Smith board, together with UBS Securities LLC, its financial advisor, and Wachtell, Lipton, Rosen & Katz, its legal advisor, considered the possibility of entering into business combination discussions with Schlumberger, but determined not to do so in view of Smith’s need to refinance debt which had impending maturities and the dislocation in the credit markets. The Smith board, while generally acknowledging the strategic logic of the combination, believed that the timing for a negotiation of a business combination with Schlumberger was inopportune. The Smith board believed that it was not practicable for Smith at the time to attempt to conduct discussions concerning a business combination while simultaneously seeking to publicly or privately sell its debt securities. Accordingly, Mr. Yearwood met with Mr. Gould and informed him that Smith was not interested in discussing a business combination at that time.

Smith completed a public offering of $1 billion of senior notes in March 2009 to refinance certain of its impending debt maturities. Following this refinancing, Mr. Ayat again suggested to Mr. Yearwood that they discuss a business combination. On April 14, 2009, Smith and Schlumberger entered into a new confidentiality agreement, which again provided for a two-year standstill period, as well as an agreement that neither party would exercise its rights under the M-I SWACO buy/sell provisions for a period of 90 days after termination of negotiations between the parties. Following execution of the confidentiality agreement, Smith furnished due diligence information to Schlumberger and the parties conducted due diligence of Smith, which included meetings between members of Smith and Schlumberger management. Mr. Gould and Mr. Yearwood also had several discussions regarding the potential terms of a business combination.

On May 12, 2009, Schlumberger sent a letter to Smith proposing a business combination with consideration equivalent to 0.70 shares of Schlumberger common stock per share of Smith common stock, consisting of 85% in Schlumberger common stock and 15% in cash in a transaction intended to be taxable to Smith stockholders, which equated to a total enterprise value of approximately $12.4 billion, including $8.6 billion for the shares of Smith common stock, calculated on the same basis as described above.

In late May and early June 2009, the Smith board met, along with its financial and legal advisors, to consider the Schlumberger proposal, including the financial terms of the proposal, the likelihood that the transaction could be successfully completed, and potential responses to the proposal. The Smith board considered alternatives to a business combination transaction, including exercising the M-I SWACO buy/sell provisions and continuing its existing business with the buy/sell provisions remaining in place, but did not believe these alternatives compared favorably from a financial and strategic perspective to the transaction proposed by Schlumberger. The Smith board also considered approaching other potential counterparties with respect to a business combination as an alternative to a strategic transaction with Schlumberger, but believed that strategic benefits similar to those offered by the Schlumberger proposal were not readily obtainable from other parties, and believed that several of the other potentially interested parties either lacked the financial resources to make a financially more attractive offer and/or would have significant risks relating to antitrust approvals for any such business combination. Further, despite its view that a competing bid was highly unlikely, the Smith board concluded that any merger agreement should include provisions which would permit an interested party to offer a superior transaction and enable the Smith board to terminate the Schlumberger transaction upon payment of a relatively modest breakup fee in order to proceed with any such superior transaction. Following these discussions, Mr. Yearwood sent a letter to Mr. Gould on June 4, 2009 suggesting that Schlumberger increase the amount of the consideration to the equivalent of 0.775 shares of Schlumberger common stock per share of Smith common stock, which equated to a total enterprise value of approximately $13.8 billion, including $9.9 billion for the shares of Smith common stock, calculated on the same basis as described above. Mr. Yearwood also recommended, among other matters, that Schlumberger commit to take any actions necessary to obtain regulatory approvals and to pay a ticking fee if the transaction were not consummated by the end of 2009, and that Smith have the right to terminate the transaction to accept a superior proposal on payment of a break-up fee of 2.5% of Smith’s pre-signing equity value, in which case the M-I SWACO buy/sell provisions would be suspended for two years.

On June 9, 2009, Mr. Ayat responded to Mr. Yearwood that Schlumberger was not prepared to increase the consideration or modify the provisions regarding regulatory approval, the ticking fee and the suspension of the M-I SWACO buy/sell provisions and he reiterated Schlumberger’s prior proposal.

The Smith board met on June 10 and 11, 2009, along with its financial and legal advisors, to discuss the Schlumberger response, including the valuation of Smith and the allocation of risks that antitrust approvals would not be obtained. Among the methods that the Smith board considered for allocating regulatory risks were to require greater commitments by Schlumberger to make divestitures, require Schlumberger to pay a fee if the transaction were terminated for failure to obtain regulatory approvals or require Schlumberger to increase the consideration paid to Smith stockholders if the closing of the transaction were delayed. Following these discussions, the Smith board determined that it was prepared to consider a business combination with Schlumberger on revised terms, including consideration equivalent to 0.72 shares of Schlumberger common stock per share of Smith common stock in which Smith stockholders would receive 85% Schlumberger common stock and 15% cash in a fully taxable transaction, which equated to a total enterprise value of approximately $13.7 billion, including approximately $9.8 billion for the shares of Smith common stock, calculated on the same basis as described above. On June 11, 2009, Mr. Yearwood sent to Mr. Gould a letter proposing this level of consideration as well as a requirement for Schlumberger to accept regulatory requirements to divest certain assets; a reverse termination fee of $600 million payable by Schlumberger if regulatory approvals were not obtained; a one-year suspension of the M-I SWACO buy/sell provisions upon such termination; a delayed ticking fee; and a Smith right to terminate the transaction to accept a superior proposal on payment of a break-up fee of 1% of Smith’s signing date equity value.

Later in the day on June 11, 2009, Mr. Gould sent to Mr. Yearwood a letter presenting what Mr. Gould characterized as Schlumberger’s best and final offer, expiring at the close of business on June 12, 2009. This proposal accepted Smith’s proposed consideration but increased the break-up fee payable by Smith to 3% of Smith’s signing date equity value and rejected the related suspension of the M-I SWACO buy/sell provisions which Smith had proposed, limited Schlumberger’s divestiture obligations to assets (other than W-H and Wilson assets) generating up to $250 million in revenues, reduced the reverse termination fee payable by Schlumberger to 3% of Smith’s signing date equity value, and eliminated the ticking fee.

At a meeting on June 12, 2009, the Smith board, along with its financial and legal advisors, met to discuss Schlumberger’s proposal. The Smith board reviewed each of the points in the Schlumberger letter in detail with management and its advisors. At the conclusion of its deliberations, the Smith board determined to proceed with the negotiation of a definitive merger agreement on the basis of the Schlumberger proposal. Mr. Yearwood informed Mr. Gould of the Smith board’s willingness to proceed on this basis. Later that evening, Schlumberger’s legal advisor, Baker Botts L.L.P., delivered a draft merger agreement to Wachtell, Lipton. Over the next week, Wachtell, Lipton, Baker Botts and members of Smith’s and Schlumberger’s respective management teams negotiated the terms of the merger agreement and related documentation, while Schlumberger, Smith, and their respective advisors continued their due diligence efforts.

On June 20, 2009, Mr. Gould informed Mr. Yearwood that the Schlumberger board was concerned about Smith’s anticipated financial results for the second quarter of 2009 as furnished to Schlumberger on the previous day. Mr. Gould suggested that merger agreement negotiations be suspended while due diligence efforts continued. Mr. Yearwood responded that it would not be appropriate to continue due diligence efforts if the parties were not actively pursuing a business combination, and Mr. Gould stated that Schlumberger would suspend further work on the business combination pending the expiry of at least three trading days following the announcement of Smith’s second-quarter earnings.

On August 6, 2009, after Smith’s July 28, 2009 earnings announcement, Mr. Gould called Mr. Yearwood to propose reengaging on the same terms as presented in the June 11, 2009 letter (including that consideration would be 85% in Schlumberger common stock and 15% in cash in a fully taxable transaction), except that consideration would be equal to a 35% premium over the average implied exchange ratio based on the closing prices of Schlumberger and Smith common stock from July 6, 2009 through the signing of the definitive merger agreement. Based on such prices through August 6, 2009, this proposal implied consideration equivalent to approximately 0.6206 shares of Schlumberger common stock per share of Smith common stock, which equated to a total enterprise value of approximately $10.9 billion, including $7.3 billion for the shares of Smith common stock, calculated on the same basis as described above.

At a meeting on August 7, 2009, the Smith board, along with its financial and legal advisors, reviewed Schlumberger’s revised proposal and internal and external developments in the Smith business since June 2009. The Smith board decided to reject Schlumberger’s proposal, and Mr. Yearwood sent to Mr. Gould a letter to that effect. By letters sent on September 2 and 3, 2009, Schlumberger and Smith officially terminated negotiations.

On November 23, 2009, Mr. Gould and Mr. Yearwood met in response to Mr. Gould’s request to review the summer 2009 discussions and Smith’s positions on issues other than valuation. During this meeting Mr. Yearwood informed Mr. Gould that, based on Schlumberger’s modifications to its proposal following the Smith July 28, 2009 earnings announcement and the Smith board’s rejection of that proposal, he believed that in any renewed discussions with Schlumberger, the Smith board would focus on value and certainty of closing. Following this meeting, Mr. Richard E. Chandler, Jr., Senior Vice President, General Counsel and Corporate Secretary of Smith, and Mr. Alex Juden, Secretary and General Counsel of Schlumberger, discussed regulatory approvals, the time and potential concessions that would be required to obtain such approvals and other issues related to closing certainty if discussions were to resume with Schlumberger.

In late January, in light of Mr. Yearwood’s prior statements about the board’s focus, Mr. Gould requested that he be permitted to make a proposal directly to the Smith board. In response to the request, Mr. Rock, Chairman of the Board of Smith, and Mr. James Gibbs, Lead Director of Smith, met with Mr. Gould to discuss a potential business combination. At this meeting, Mr. Gould expressed his view that Schlumberger was interested in renewing prior discussions with a view to quickly completing a business combination with Smith, but if an agreement was not reached as a result of these discussions, that Schlumberger would proceed with other possible transactions. Mr. Gould suggested meeting through the weekend of February 13, 2010 until midday on Thursday, February 18, 2010 to permit the presentation and discussion of a business combination proposal.

At a meeting on February 3, 2010, the Smith board was informed of the upcoming meeting with Mr. Gould and determined that in order to facilitate direct discussions between the Smith board and Schlumberger, it would be appropriate to establish a negotiation committee composed of Messrs. Rock, Carroll and Yearwood as the three members of the Smith board with the greatest knowledge regarding Smith. On February 13, 2010, Messrs. Gould and Ayat met with Messrs. Rock, Carroll and Yearwood as well as Mr. William Restrepo, Smith’s Chief Financial Officer, to discuss the terms of a potential transaction. Mr. Gould proposed a transaction intended to be tax-free for U.S. federal income tax purposes for Smith stockholders, with consideration entirely in the form of Schlumberger common stock with a value equal to a 35% premium over the average closing price of Smith stock for the 10 trading days preceding the date of the definitive merger agreement, and otherwise on the same terms set forth in Schlumberger’s June 11, 2009 letter. For the 10 trading days preceding February 13, 2010, this was equivalent to consideration of approximately 0.6595 shares of Schlumberger common stock per share of Smith common stock, which equated to a total enterprise value of approximately $13.1 billion, including $10.5 billion for the shares of Smith common stock, calculated on the same basis as described above. The Smith representatives indicated that the proposed level of consideration was insufficient, and following negotiation, the Schlumberger representatives and Smith representatives reached agreement on a proposed valuation formula with a 40% premium over the 10-day trading period, which as of that day was equivalent to consideration of approximately 0.6839 shares of Schlumberger common stock per share of Smith common stock, which equated to a total enterprise value of approximately $13.5 billion, including $10.9 billion for the shares of Smith common stock, calculated on the same basis as described above. Messrs. Gould, Yearwood, Rock and Carroll then left the meeting, which was joined by Mr. Peter Pintar, Smith’s Vice President Corporate Strategy and Development and Mr. Simon Farrant, Schlumberger’s Portfolio Manager, Mr. Krishna Shivram, Schlumberger’s Manager, Mergers & Acquisitions, and Messrs. Chandler and Juden, whereupon the parties confirmed various commercial and financial aspects of the proposed transaction in light of the agreements reached earlier in the meeting, and discussed next steps. On February 14, 2010, Messrs. Gould, Ayat, Shivram, Farrant and Juden met with Messrs. Yearwood, Restrepo, Pintar and Chandler to continue to confirm various aspects of the proposed transaction that had been discussed the previous day.

The Smith board met on February 14, 2010, along with its financial and legal advisors, to review the Schlumberger proposal. Following this discussion, the Smith board authorized Smith management and advisors to continue the negotiations with Schlumberger, including negotiation of the terms of a merger agreement. Later that evening Baker Botts delivered a draft merger agreement to Wachtell, Lipton based on the draft agreement that had been discussed in June 2009, and Smith and Schlumberger recommenced due diligence efforts.

The Smith board met again on February 16, 2010, along with its financial and legal advisors, to discuss the Schlumberger proposal in detail, including the financial aspects of the proposal, and further information from the ongoing negotiations and due diligence. The Smith board discussed the advisability of the proposed transaction, including among other things the valuation implied by the proposal, Smith’s business prospects and strategy, and the strategic benefits of a combination with Schlumberger. The Smith board also discussed whether other parties were likely to be able to enter into alternative business combinations on terms more favorable to Smith stockholders and concluded that other parties were not likely to be able to do so. The Smith board considered the consequences of a premature disclosure that could endanger the Schlumberger negotiations. The Smith board also considered that the terms of the draft merger agreement allowed the Smith board to change or withdraw its recommendation or terminate the merger agreement in favor of a superior proposal. The Smith board determined to continue with negotiations. Over the next several days, Smith and Schlumberger continued their due diligence efforts, including management interviews of both Smith and Schlumberger officers, while Wachtell, Lipton and Baker Botts negotiated the terms of a merger agreement.

On February 18, 2010, the Schlumberger board met to consider the terms of the proposed transaction. Goldman, Sachs & Co., Schlumberger’s financial advisor, reviewed with the Schlumberger board its preliminary financial analysis of the exchange ratio provided for in the proposed merger. Following discussion, the Schlumberger board unanimously approved the proposed merger agreement, the proposed merger, and the other agreements and transactions contemplated by the proposed merger agreement, subject to the receipt by the finance committee of the Schlumberger board of Goldman Sachs’s final financial analysis of the exchange ratio provided for in the proposed merger, and the finance committee’s not recommending that the Schlumberger board’s approval be revised or withdrawn.

After the close of trading on February 18, 2010, media reports regarding the proposed transaction began to circulate, causing significant shifts in the trading prices of both Smith and Schlumberger common stock on February 19, 2010. The Smith board met later that day, along with its financial and legal advisors, to receive an update as to these reports and the effect on the proposed merger consideration. The Smith board authorized Mr. Yearwood to negotiate with Schlumberger adjustments to the calculation of the exchange ratio in response to these events. Mr. Yearwood and Mr. Ayat spoke later that day and agreed, in light of the media reports which had affected the trading prices of the Smith and Schlumberger common stock, to modify the proposed valuation formula by replacing the actual trading prices on February 19, 2010 with a second occurrence of the February 18, 2010 trading prices, which resulted in an exchange ratio of 0.6966 shares of Schlumberger common stock per share of Smith common stock and which equated to a total enterprise value of approximately $14.0 billion, including $11.4 billion for the shares of Smith common stock, based on the closing price of Smith and Schlumberger common stock on February 18, 2010, calculated on the same basis as described above, and which reflected a 40.6% premium to the average implied historical exchange ratio between the shares of common stock of the two companies for the 10 trading day period ended February 18, 2010 and a 37.7% premium to the same ratio for the 10 trading day period ended February 19, 2010. The terms of the proposed merger agreement, including the proposed exchange ratio of 0.6966 shares of Schlumberger common stock per share of Smith common stock, were finalized and submitted to the Smith board and the Schlumberger board for their consideration.

On February 20, 2010, the Smith board met, along with its financial and legal advisors, to consider the terms of the proposed transaction, which had been negotiated. UBS reviewed with the Smith board its financial analysis of the exchange ratio provided for in the proposed merger. Wachtell, Lipton reviewed the legal terms of the proposed merger agreement, including the provisions relating to the allocation of regulatory risks. UBS delivered to the Smith board an oral opinion, which was confirmed by delivery of a written opinion dated February 20, 2010, attached hereto as Annex B, to the effect that, as of that date and subject to the factors and assumptions set forth in such opinion, the 0.6966 exchange ratio provided for in the proposed merger was fair, from a financial point of view, to Smith’s stockholders, other than Schlumberger and its affiliates, as more fully described below under the caption “—Opinion of Smith’s Financial Advisor.” Following discussion, the board unanimously determined that the proposed merger agreement, the proposed merger, and the other agreements and transactions contemplated by the proposed merger agreement are fair to and in the best interests of Smith and its stockholders, and approved and adopted and declared to be advisable the proposed merger agreement and the transactions contemplated by the proposed merger agreement, including the proposed merger.

On February 21, 2010, the finance committee of the Schlumberger board met to consider the terms of the proposed transaction. Goldman Sachs reviewed with the finance committee its financial analysis of the exchange ratio provided for in the proposed merger. Following discussion, pursuant to the authority delegated to the committee by the Schlumberger board, the finance committee unanimously determined to proceed with the transaction.

Later in the day on February 21, 2010, the merger agreement was executed by Smith, Schlumberger and Turnberry Merger Sub Inc., and Smith and Schlumberger issued a joint press release announcing the merger agreement.

Smith’s Reasons for the Merger; Recommendation of the Smith Board of Directors

In reaching its decision to approve the merger and the merger agreement and recommend adoption of the merger agreement by Smith stockholders, the Smith board of directors consulted with Smith senior management, as well as with Smith’s legal and financial advisors, and considered a number of factors, including the following material factors:

•

The fact that the implied value of the proposed exchange ratio, based on the closing price of Schlumberger common stock on February 18, 2010 (the last trading day before various news outlets began reporting on a possible transaction involving Smith and Schlumberger), represented a 37.5% premium to the closing price of Smith common stock on such date and a 40.6% premium to the average implied historical exchange ratio between the shares of common stock of the two companies for the 10 trading day period ended February 18, 2010.

•

The fact that Smith stockholders immediately prior to the merger would own approximately 12.8% of the equity interests of Schlumberger immediately following the completion of the merger, which would give former Smith stockholders the opportunity to participate in future earnings and growth of Schlumberger and future appreciation in the value of Schlumberger’s common stock following the merger should they determine to retain the Schlumberger common stock they would receive in the merger.

•

The fact that the combined company would be a global leader in oil and natural gas supply and services, operating in a wide variety of areas such as drilling fluid systems, drill bits, wireline, directional drilling, tubular products, down-hole tools, coiled tubing, and waste management services, which it believed would benefit Smith and the combined company.

•

The fact that the combined company would be able to offer an integrated suite of products and services to its customers, including in areas outside of the fluid systems, solids-control and separation equipment, waste-management services, drill bits, downhole tools and services and supply chain management businesses which Smith currently operates, and would have enhanced capability to design and implement technological advances in equipment and operations.

•	The Smith board’s belief that a business combination with Schlumberger offered strategic benefits as described above that would not be easily realized with other counterparties.

•

The fact that Smith did not receive any proposals from any party other than Schlumberger regarding a business combination with Smith at any time during the consideration of the various Schlumberger proposals.

•

The Smith board of directors’ knowledge of Smith’s business, operations, financial condition, earnings and prospects and of Schlumberger’s business, operations, financial condition, earnings and prospects, taking into account the results of Smith’s due diligence review of Schlumberger.

•

The prevailing macroeconomic conditions, and the economic environment of the industries in which Smith and Schlumberger operate, including Schlumberger’s strong performance in the recent challenging operating environment, which it viewed as supporting the rationale for seeking a strategic transaction that should create a global oil and natural gas supply and services company better positioned to respond to volatile macroeconomic and industry conditions than Smith on a standalone basis.

•

The fact that the financial profile of a combined Smith and Schlumberger would be more attractive than that of Smith as a standalone company, with a more diversified revenue base, both with respect to product/service offering and geography, and a greater free cash flow as well as the synergies anticipated to be achievable in connection with the merger.

•

The strong strategic fit with Schlumberger, particularly with respect to integrated design of drilling assemblies, including drill bits and drilling fluids, distribution and supply-chain services, and product development programs, and increasing demand by exploration and development companies for a single source of oilfield supplies and services.

•

The longstanding relationship with Schlumberger through joint ownership and operation of M-I SWACO, as well as the terms of the M-I SWACO joint venture permitting either Smith or Schlumberger to initiate a purchase or sale of the parties’ interests in M-I SWACO, which terms create challenges for companies other than Schlumberger which may seek to engage in a business combination with Smith unless Schlumberger supports such transaction, as well as risks that Schlumberger could select a time for the exercise of the M-I SWACO buy/sell provisions which could prove to be inopportune to Smith.

•

The financial analyses and presentation of UBS, and its related written opinion, dated February 20, 2010, to the effect that, as of that date and based upon and subject to the factors and assumptions set forth in its opinion (a copy of which is attached to this proxy statement/prospectus as Annex B), the exchange ratio was fair, from a financial point of view, to the holders of shares of Smith common stock, other than Schlumberger and its affiliates. See “—Opinion of Smith’s Financial Advisor” and “—Financial Projections.”

•

The level of the commitments by the parties to obtain applicable regulatory approvals, which in the view of the Smith board of directors after considering the advice of counsel, made it highly likely that the merger, once announced, would be completed.

•

The expectation that the merger will qualify as a reorganization for U.S. federal income tax purposes and that, as a result, the exchange by Smith stockholders of their shares of Smith common stock for shares of Schlumberger common stock in the merger generally will be tax-free to Smith stockholders.

•

The fact that the merger agreement allows the Smith board of directors to change or withdraw its recommendation regarding the merger proposal if a superior transaction proposal is received from a third party or in response to certain material developments or changes in circumstances, if in either case the Smith board of directors determines that a failure to change its recommendation would result in a breach of its fiduciary duties under applicable law, subject to the payment of a termination fee upon termination under certain circumstances.

•

The fact that the merger agreement requires payment of a termination fee by Schlumberger upon termination of the merger agreement under certain circumstances. See “The Merger Agreement—Termination, Amendment and Waiver.”

•

The fact that the combined company would have a highly experienced management team with extensive industry experience in most significant facets of the oil and natural gas supply and services industry, which experience and leadership were considered beneficial to Smith and the combined company.

The Smith board of directors also considered potential risks and potentially negative factors concerning the merger in connection with its deliberations of the proposed transaction, including:

•	The possibility that the merger may not be completed, or that completion may be unduly delayed, for reasons beyond the control of Smith and Schlumberger.

•

The risk that regulatory agencies may not approve the merger or may impose terms and conditions on their approvals that would either materially impair the business operations of the combined company or adversely impact the ability of the combined company to realize the synergies that are projected to occur in connection with the merger.

•

The risks inherent in combining and integrating two companies, including that the companies may not be successfully integrated or that the synergies anticipated to be achievable from combining the two companies may not be realized.

•

The fact that the exchange ratio included in the merger agreement provides for a fixed number of shares of Schlumberger common stock, the possibility that Smith stockholders could be adversely affected by a decrease in the trading price of Schlumberger common stock before the closing of the merger, and the fact that the merger agreement does not provide Smith with a termination right based on the trading price of Schlumberger common stock or other similar protection.

•

The potential for diversion of management and employee attention and for increased employee attrition during the substantial period prior to the completion of the merger, and the potential effect of the merger on Smith’s business and relations with customers and suppliers.

•

The potential impact of the restrictions imposed by the merger agreement on Smith’s ability to take specified actions during the period prior to the completion of the merger (which may delay or prevent Smith from undertaking business opportunities that may arise pending completion of the merger).

•	The transaction costs to be incurred in connection with the merger.

•

The potential that the termination payment provisions of the merger agreement and the provisions of the M-I SWACO joint venture could have the effect of discouraging a bona fide alternative business combination proposal for Smith.

•

The possibility that the fee that Schlumberger would be required to pay under the merger agreement upon termination of the merger agreement under certain circumstances would be insufficient to compensate Smith for its costs incurred in connection with the merger agreement.

•

The interests of Smith executive officers and directors with respect to the merger apart from their interests as Smith stockholders, and the risk that these interests might influence their decision with respect to the merger (see “—Interests of Smith’s Directors and Officers in the Merger”).

The Smith board of directors concluded that the potentially negative factors associated with the proposed merger were outweighed by the potential benefits that it expected the Smith stockholders would achieve as a result of the merger.

In view of the wide variety of factors considered in connection with its evaluation of the merger and the complexity of these matters, the Smith board of directors did not find it useful and did not attempt to quantify or assign any relative or specific weights to the various factors that it considered in reaching its determination to approve the merger and the merger agreement and to recommend that Smith stockholders vote for the merger proposal. In addition, individual members of the Smith board of directors may have given differing weights to different factors. The Smith board of directors conducted an overall analysis of the factors described above, including through discussions with, and questioning of, Smith management and outside legal and financial advisors regarding certain of the matters described above.

The Smith board of directors, by a unanimous vote of all directors, determined that the merger, the merger agreement and the transactions contemplated by the merger agreement are advisable and in the best interests of Smith and its stockholders, and approved the merger agreement and the transactions contemplated by the merger agreement.

The Smith board of directors unanimously recommends that Smith stockholders vote “FOR” the adoption of the merger agreement.

This explanation of Smith’s reasons for the merger and other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors described under “Cautionary Statement Regarding Forward-Looking Statements.”

Schlumberger’s Reasons for the Merger

Schlumberger believes the merger will create sustainable long-term value for its stockholders. Key factors considered by Schlumberger include the following:

•

Smith’s operations complement and strengthen Schlumberger’s strategy to provide its customers with engineered drilling systems that optimize all the components of the drillstring, allowing customers to drill more economically in demanding conditions;

•

by increasing its interest in M-I SWACO from 40% to 100%, Schlumberger would increase its ability to design and deploy drillings fluids to, together with its bottom-hole assembly technologies, optimize the drilling system;

•	Schlumberger believes that it can leverage Wilson’s core supply chain management competencies to improve Schlumberger’s existing supply chain and logistics systems;

•	certain Smith products fill gaps in Schlumberger’s current portfolio, enabling the combined company to offer a more complete offering to customers;

•	the merger is anticipated to provide Schlumberger with additional opportunities through new product development programs enabled by Smith’s assets and operations;

•	the continued strength of the balance sheet of the combined company post-merger in order to maintain business flexibility; and

•

Schlumberger’s expectation that the merger would result in meaningful cost savings and operational synergies, estimated to include approximately $160 million in 2011 and approximately $320 million in 2012.

Opinion of Smith’s Financial Advisor

On February 20, 2010, at a meeting of Smith’s board of directors held to evaluate the proposed merger, UBS delivered to Smith’s board of directors an oral opinion, which opinion was confirmed by delivery of a written opinion, dated February 20, 2010, to the effect that, as of that date and based on and subject to various assumptions, matters considered and limitations described in its opinion, the exchange ratio provided for in the merger was fair, from a financial point of view, to holders of Smith common stock other than Schlumberger and its affiliates.

The full text of UBS’ opinion describes the assumptions made, procedures followed, matters considered and limitations on the review undertaken by UBS. A copy of this opinion is attached as Annex B hereto and is incorporated into this proxy statement/prospectus by reference. Holders of Smith common stock are encouraged to read UBS’ opinion carefully in its entirety. UBS’ opinion was provided for the benefit of Smith’s board of directors in connection with, and for the purpose of, its evaluation of the exchange ratio from a financial point of view and does not address any other aspect of the merger. The opinion does not address the relative merits of the merger as compared to other business strategies or transactions that might be available with respect to Smith or Smith’s underlying business decision to effect the merger. The opinion does not constitute a recommendation to any stockholder as to how to vote or act with respect to the merger. The following summary of UBS’ opinion is qualified in its entirety by reference to the full text of UBS’ opinion.

In arriving at its opinion, UBS, among other things:

•	reviewed certain publicly available business and financial information relating to Smith and Schlumberger;

•

reviewed certain internal financial information and other data relating to Smith’s business and financial prospects that were not publicly available, including financial forecasts and estimates prepared by Smith’s management that Smith’s board of directors directed UBS to utilize for purposes of its analysis;

•

reviewed certain financial information and other data relating to the business and financial prospects of Schlumberger that were publicly available, including Wall Street consensus financial forecasts and estimates as published by Institutional Brokers’ Estimate System (“IBES”) for 2010 (“Schlumberger Street Estimates”) that Smith’s management directed UBS to utilize for purposes of its analysis;

•	conducted discussions with members of the senior managements of Smith and Schlumberger concerning the businesses and financial prospects of Smith and Schlumberger;

•	reviewed publicly available financial and stock market data with respect to certain other companies UBS believed to be generally relevant;

•	compared the financial terms of the merger with the publicly available financial terms of certain other transactions UBS believed to be generally relevant;

•	reviewed current and historical market prices of Smith common stock and Schlumberger common stock;

•	reviewed a draft of the merger agreement; and

•	conducted such other financial studies, analyses and investigations, and considered such other information, as UBS deemed necessary or appropriate.

In connection with its review, with the consent of Smith’s board of directors, UBS assumed and relied upon, without independent verification, the accuracy and completeness in all material respects of the information provided to or reviewed by UBS for the purpose of its opinion. In addition, with the consent of Smith’s board of directors, UBS did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of Smith or Schlumberger, and was not furnished with any such evaluation or appraisal. With respect to the financial forecasts and estimates for Smith referred to above, UBS assumed, at the direction of Smith’s board of directors, that such forecasts and estimates were reasonably prepared on a basis reflecting the best currently available estimates and judgments of Smith’s management as to the future financial performance of Smith. UBS was not provided with any Schlumberger internal financial forecasts or estimates, nor with any forecasts or estimates regarding Schlumberger prepared by Smith, and therefore did not consider any such information in connection with its analysis or its opinion. Based on UBS’ discussions with Smith’s board of directors, UBS assumed, with the consent of Smith’s board of directors, that the Schlumberger Street Estimates that UBS reviewed were a reasonable basis upon which to evaluate the future performance of Schlumberger for 2010 and UBS used such forecasts and estimates for purposes of its analysis and its opinion. UBS assumed, with the consent of Smith’s board of directors, that the merger would qualify for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. UBS’ opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information available to UBS as of, the date of its opinion.

At the direction of Smith’s board of directors, UBS was not asked to, and it did not, offer any opinion as to the terms, other than the exchange ratio to the extent expressly specified in UBS’ opinion, of the merger agreement or the form of the merger. In addition, UBS expressed no opinion as to the fairness of the amount or nature of any compensation to be received by any officers, directors or employees of any parties to the merger, or any class of such persons, relative to the exchange ratio. UBS expressed no opinion as to what the value of Schlumberger common stock would be when issued pursuant to the merger or the price at which Smith common stock or Schlumberger common stock would trade at any time. In rendering its opinion, UBS assumed, with the consent of Smith’s board of directors, that (i) the final executed form of the merger agreement would not differ in any material respect from the draft that UBS reviewed, (ii) Smith and Schlumberger would comply with all material terms of the merger agreement and (iii) the merger would be consummated in accordance with the terms of the merger agreement without any adverse waiver or amendment of any material term or condition of the merger agreement. UBS also assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the merger would be obtained without any material adverse effect on Smith, Schlumberger or the merger. UBS was not authorized to solicit and did not solicit indications of interest in a transaction with Smith from any party. Except as described above, Smith imposed no other instructions or limitations on UBS with respect to the investigations made or the procedures followed by UBS in rendering its opinion. The issuance of UBS’ opinion was approved by an authorized committee of UBS.

In connection with rendering its opinion to Smith’s board of directors, UBS performed a variety of financial and comparative analyses which are summarized below. The following summary is not a complete description of all analyses performed and factors considered by UBS in connection with its opinion. The preparation of a financial opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analysis or summary description. With respect to the selected companies analyses of Smith and Schlumberger and the selected transactions analysis summarized below, no company or transaction used as a comparison was identical to Smith, Schlumberger or the merger. These analyses necessarily involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading or acquisition values of the companies concerned.

UBS believes that its analyses and the summary below must be considered as a whole and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying UBS’ analyses and opinion. UBS did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis for purposes of its opinion, but rather arrived at its ultimate opinion based on the results of all analyses undertaken by it and assessed as a whole.

The estimates of the future performance of Smith and Schlumberger provided by Smith or derived from public sources in or underlying UBS’ analyses are not necessarily indicative of future results or values, which may be significantly more or less favorable than those estimates. In performing its analyses, UBS considered industry performance, general business and economic conditions and other matters, many of which were beyond the control of Smith and Schlumberger. Estimates of the financial value of companies do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold or acquired.

The exchange ratio was determined through negotiation between Smith and Schlumberger and the decision by Smith to enter into the merger agreement was solely that of Smith’s board of directors. UBS’ opinion and financial analyses were only one of many factors considered by Smith’s board of directors in its evaluation of the merger and should not be viewed as determinative of the views of Smith’s board of directors or management with respect to the merger or the exchange ratio.

The following is a brief summary of the material financial analyses performed by UBS and reviewed with Smith’s board of directors on February 20, 2010 in connection with its opinion relating to the proposed merger. The financial analyses summarized below include information presented in tabular format. In order for UBS’ financial analyses to be fully understood, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of UBS’ financial analyses. For purposes of certain analyses described below, the term “implied per share value of the merger consideration” refers to the implied per share value of the merger consideration based on the merger exchange ratio of 0.6966 and the closing price of Schlumberger common stock on February 19, 2010 of $63.90.

Smith Financial Analyses

Enterprise value and transaction value for Smith were calculated as the aggregate value of Smith’s equity (based on, where indicated below, the unaffected market price or the implied per share value of the merger consideration) plus debt at book value and noncontrolling interests at book value, less cash and cash equivalents. Enterprise value and transaction value for Smith on a “net” basis were calculated as the aggregate value of Smith’s equity (based on, where indicated below, the unaffected market price or the implied per share value of the merger consideration) plus debt at book value, less cash and cash equivalent, less 40% of the net debt of M-I SWACO and less 45.4% of the net debt of CE Franklin Ltd. Earnings before interest, taxes, depreciation and amortization (“EBITDA”) for Smith on a net basis was calculated as EBITDA, less 40% of the EBITDA of M-I SWACO and less 45.4% of the EBITDA of CE Franklin Ltd. Cash flow for Smith was calculated as net income before deducting the noncontrolling interests in such income plus depreciation and amortization, less distributions to minority holders of M-I SWACO and CE Franklin Ltd. Cash flow for Smith on a net basis was calculated as net income after deducting such noncontrolling interests plus depreciation and amortization.

Selected Companies Analysis

UBS compared selected financial and stock market data of Smith with corresponding data of the following six U.S. listed publicly traded large capitalization oilfield services companies with diversified product offerings (i.e., not focused primarily on contract drilling services):

•	Schlumberger

•	Halliburton Company

•	National Oilwell Varco, Inc.

•	Baker Hughes Incorporated

•	Weatherford International Ltd.

•	Cameron International Corporation

UBS reviewed, among other things, the enterprise values of the selected companies, calculated as equity market value based on closing stock prices on February 19, 2010 (except for that of Schlumberger, which was based on its unaffected closing price on February 18, 2010, the last trading day before various news outlets began reporting on a possible transaction involving Smith and Schlumberger), plus debt at book value, preferred stock at liquidation value and noncontrolling interests at book value, less cash and cash equivalents, as multiples of latest 12 months (“LTM”) EBITDA. Historical balance sheet data were based on the most recent publicly available information as of February 19, 2010. UBS also reviewed closing stock prices of the selected companies on the dates referred to above as a multiple of (i) calendar years 2010 and 2011 estimated earnings per share (“EPS”) and (ii) calendar years 2010 and 2011 cash flow per share (“CFPS”). UBS then compared these multiples derived for the selected companies with corresponding multiples implied for Smith based both on the closing price of Smith common stock on February 18, 2010 and the implied per share value of the merger consideration. Financial data for the selected companies were based on IBES consensus estimates, public filings and other publicly available information. Estimated financial data for Smith were based on IBES consensus estimates and internal estimates of Smith’s management, referred to as “Smith Management Estimates.” This analysis indicated the following implied high, mean, median and low multiples for the selected companies, as compared to corresponding multiples implied for Smith:

	Price/EPS		Price/CFPS		Enterprise Value/ EBITDA
	2010E	2011E	2010E	2011E	LTM	2010E	2011E
High	24.1x	17.2x	14.9x	11.9x	12.5x	11.3x	9.1x
Mean	20.8x	14.7x	11.7x	9.4x	10.1x	9.0x	7.3x
Median	22.5x	14.9x	11.9x	9.4x	10.6x	8.9x	7.2x
Low	14.0x	12.0x	7.8x	5.9x	6.0x	6.8x	6.3x

IBES Consensus Estimates:

Smith	30.6x	17.6x	13.0x	9.7x	11.4x	10.1x	7.5x
Smith @ Offer	40.8x	23.5x	17.4x	13.0x	14.4x	12.7x	9.5x

Smith Management Estimates:
Smith	35.9x	17.7x	12.7x	9.2x	11.4x	9.8x	7.1x
Smith @ Offer	47.9x	23.7x	17.0x	12.3x	14.4x	12.3x	9.0x
Smith (Net)	35.9x	17.7x	13.8x	9.8x	13.7x	11.4x	8.1x
Smith @ Offer (Net)	47.9x	23.7x	18.5x	13.1x	17.8x	14.7x	10.5x

Selected Transactions Analysis

UBS reviewed transaction values in the following fifteen selected transactions, comprising transactions in the prior twelve years (i) for which forward looking research analyst estimates were available at the time of the announcement of the transaction, (ii) involving target companies with product offerings not focused primarily on contract drilling and (iii) with transaction values in excess of $1 billion, with the sole exception of the NATCO Group Inc. acquisition by Cameron International Corporation, which was included despite having a transaction value below $1 billion because of its pertinence due to its having occurred within the previous twelve months:

Announcement Date	Acquiror	Target
• August 31, 2009	• Baker Hughes Incorporated	• BJ Services Company
• June 1, 2009	• Cameron International Corporation	• NATCO Group Inc.
• June 13, 2008	• Candover Investments plc	• Expro International Group Ltd.
• June 2, 2008	• Smith	• W-H Energy Services, Inc.
• December 19, 2007	• First Reserve Corporation	• Abbot Group Limited
• December 17, 2007	• National Oilwell Varco, Inc.	• Grant Prideco, Inc.
• February 5, 2007	• Universal Compression, Inc.	• Hanover Compressor Company
• September 5, 2006	• Compagnie Générale de Géophysique	• Veritas DGC Inc.
• June 6, 2005	• Weatherford International Ltd.	• Precision Drilling Corporation
• August 12, 2004	• National-Oilwell, Inc.	• Varco International Incorporated
• July 3, 2001	• Technip	• Coflexip Stena Offshore Group S.A.
• June 19, 1998	• Schlumberger	• Camco International Inc.
• May 11, 1998	• Baker Hughes Incorporated	• Western Atlas Inc.
• March 4, 1998	• EVI, Inc.	• Weatherford Enterra, Inc.
• February 26, 1998	• Halliburton Company	• Dresser Industries, Inc.

UBS reviewed, among other things, transaction values in the selected transactions, calculated as the purchase price paid for the target company’s equity, plus debt at book value, preferred stock at liquidation value and noncontrolling interests at book value, less cash and cash equivalents, as multiples of estimated EBITDA for the fiscal year ending after the then current fiscal year at the time of announcement (“FY+1”). Historical balance sheet data were based on the most recent publicly available information at the time of announcement of the relevant transaction. UBS also reviewed the purchase price paid for the target company’s equity in the selected transactions as multiples of, to the extent publicly available, FY+1 estimated cash flow and FY+1 estimated net income. Estimated financial data for the targets listed in the Selected Transactions Analysis were based on IBES consensus estimates as of the time of announcement of the applicable transaction. UBS then compared these multiples derived for the selected transactions with corresponding multiples implied for Smith based on the implied per share value of the merger consideration. Multiples for the selected transactions were based on publicly available information at the time of announcement of the relevant transaction. Estimated financial data for Smith were based on internal estimates of Smith’s management. This analysis indicated the following implied high, median, mean and low multiples for the selected transactions, as compared to corresponding multiples implied for Smith:

	Equity Value/		Transaction Value/
	FY +1 Cash Flow	FY +1 Net Income	FY +1 EBITDA
High	23.1x	42.5x	14.5x
Mean	12.5x	25.8x	9.8x
Median	11.7x	23.6x	8.8x
Low	7.2x	13.4x	6.1x

IBES Consensus Estimates:
Smith	13.0x	30.6x	10.1x
Smith @ Offer	17.4x	40.8x	12.7x

Smith Management Estimates:
Smith	12.7x	35.9x	9.8x
Smith @ Offer	17.0x	47.9x	12.3x
Smith (Net)	13.8x	35.9x	11.4x
Smith @ Offer (Net)	18.5x	47.9x	14.7x

Discounted Cash Flow Analysis

UBS performed a discounted cash flow analysis of Smith using financial forecasts and estimates prepared by Smith’s management. UBS calculated a range of implied present values (as of December 31, 2009) of the standalone unlevered, after-tax free cash flows that Smith was forecasted to generate from 2010 through 2013 using discount rates ranging from 10.5% to 12.5%, based on an estimated range of Smith’s weighted average cost of capital. UBS also calculated a range of implied terminal values for Smith by applying a range of EBITDA terminal value multiples of 7.0x to 9.0x to Smith’s mid-cycle EBITDA, as estimated by Smith’s management that Smith’s board of directors directed UBS to use for purposes of its analysis. UBS selected the range of terminal value multiples following a review of Smith’s historical LTM EBITDA trading multiple over a period that included multiple oil price cycles. The implied terminal values were then discounted to present value using discount rates ranging from 10.5% to 12.5%. The discounted cash flow analysis resulted in a range of implied present values of approximately $27.50 to $37.50 per outstanding share of Smith common stock, as compared to the implied per share value of the merger consideration of $44.51.

Schlumberger Financial Analysis

Selected Companies Analysis

UBS compared selected financial and stock market data of Schlumberger with corresponding data of the selected companies referred to above under “Smith Financial Analyses—Selected Companies Analysis”; with the difference that Smith was included as a selected company instead of Schlumberger.

UBS reviewed, among other things, the enterprise values of the selected companies (based on closing stock prices on February 19, 2010, except for that of Smith, which was based on its unaffected closing price on February 18, 2010, the last trading day before various news outlets began reporting on a possible transaction involving Smith and Schlumberger) as multiples of LTM EBITDA, calendar year 2010 and calendar year 2011 estimated EBITDA. UBS also reviewed closing stock prices of the selected companies on the dates referred to above as a multiple of (i) calendar year 2010 and 2011 estimated EPS and (ii) calendar year 2010 and 2011 CFPS. UBS then compared these multiples derived for the selected companies with corresponding multiples implied for Schlumberger based on the closing price of Schlumberger common stock on February 18, 2010. Financial data for the selected companies and Schlumberger were based on IBES consensus estimates, public filings and other publicly available information. This analysis indicated the following implied high, mean, median and low multiples for the selected companies, as compared to corresponding multiples implied for Schlumberger:

	Price/EPS		Price/CFPS		EV/ EBITDA
	2010E	2011E	2010E	2011E	LTM	2010E	2011E
High	30.6x	17.6x	14.9x	11.9x	12.0x	10.1x	7.6x
Mean	22.1x	14.8x	11.6x	9.2x	10.0x	8.8x	7.0x
Median	22.6x	14.9x	11.9x	9.4x	10.6x	8.9x	7.2x
Low	14.0x	12.0x	7.8x	5.9x	6.0x	6.8x	6.3x

IBES Consensus Estimates:
Schlumberger	22.6x	17.2x	13.7x	11.4x	12.5x	11.3x	9.1x

Contribution Analysis

UBS reviewed the respective estimated contributions to the merger on the combined company’s estimated pro forma EBITDA, cash flow, and net income for fiscal year 2010. Estimated financial data for Schlumberger were based on Schlumberger Street Estimates. Estimated financial data for Smith were based on internal estimates of Smith’s management.

The analysis indicated the following relative contributions of Smith and Schlumberger to the combined company’s pro forma estimated 2010 EBITDA, as compared to the enterprise values of each company, based on both the unaffected stock prices and on the implied per share value of the merger consideration:

Relative Contributions
2010E EBITDA
Smith	14%
Schlumberger	86%
Enterprise Value at Unaffected Prices
Smith	12%
Schlumberger	88%
Enterprise Value at Exchange Ratio
Smith	15%
Schlumberger	85%

UBS also reviewed the respective estimated contributions of Smith and Schlumberger to the combined company’s pro forma estimated 2010 net income and cash flow, as compared to the equity values of each company, based on both the unaffected stock prices and on the exchange ratio. This analysis indicated the following relative contributions of Smith and Schlumberger:

Relative Contributions
2010E Net Income
Smith	6%
Schlumberger	94%
2010E Cash Flow
Smith	10%
Schlumberger	90%
Pro Forma Ownership at Unaffected Prices
Smith	10%
Schlumberger	90%
Pro Forma Ownership at Exchange Ratio
Smith	13%
Schlumberger	87%

Miscellaneous

Under the terms of UBS’ engagement, Smith agreed to pay UBS for its financial advisory services in connection with the merger an aggregate fee currently estimated to be approximately $29.3 million, a portion of which was payable in connection with the delivery of UBS’ opinion and approximately $26.8 million of which is contingent upon consummation of the merger. In addition, Smith agreed to reimburse UBS for its reasonable expenses, including fees, disbursements and other charges of counsel, and to indemnify UBS and related parties against liabilities, including liabilities under federal securities laws, relating to, or arising out of, its engagement. In the past, UBS and its affiliates have provided investment banking services to Smith unrelated to the proposed merger, for which UBS and its affiliates received compensation. Specifically, during the past two years UBS acted as co-manager in Smith’s offering of Smith common stock in 2009. In the ordinary course of business, UBS and its affiliates may hold or trade, for their own accounts and the accounts of their customers, securities of Smith and Schlumberger, and, accordingly, may at any time hold a long or short position in such securities. Smith selected UBS as its financial advisor in connection with the merger because UBS is an internationally recognized investment banking firm with substantial experience in similar transactions and because of UBS’ familiarity with Smith, Schlumberger and their respective businesses. UBS is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities and private placements.

Financial Projections

Smith does not, as a matter of course, publicly disclose forecasts as to future performance, earnings or other results due to the unpredictability of the underlying assumptions and estimates. However, in connection with discussions concerning the merger, Smith provided Schlumberger and its financial advisors with certain non-public unaudited prospective financial information based on estimates by Smith management. These estimates were prepared with respect to prospective financial information in connection with due diligence, and were not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial data, published guidelines of the SEC regarding forward-looking statements or GAAP. A summary of this information is presented below.

While the financial forecasts were prepared in good faith, no assurance can be made regarding future events. The financial forecasts rely on a number of estimates and assumptions, including the following:

•	Global rig counts were estimated to increase to 2,552 in 2010, 2,650 in 2011, 2,849 in 2012 and 3,032 in 2013;

•

The global market was assumed to recover modestly in 2010, with a more robust recovery thereafter, as reflected in global GDP growth estimated to be 1.8% in 2010, 3.6% in 2011, 4.2% in 2012 and 4.1% in 2013;

•

Margins for earnings before income and taxes were assumed to recover steadily over the forecast period, returning to historical levels after 2012, and were specifically estimated to be 8.8% in 2010, 12.0% in 2011, 14.5% in 2012 and 16.5% in 2013; and

•	Capital expenditures per revenue dollar and effective tax rate were assumed to remain fairly consistent over the forecast period.

These and the other estimates and assumptions underlying the financial forecasts involve judgments with respect to, among other things, future economic, competitive, regulatory and financial market conditions and future business decisions that may not be realized and that are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, including, among other things, the inherent uncertainty of the business and economic conditions affecting the industries in which Smith and Schlumberger operate, and the risks and uncertainties described under “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements,” all of which are difficult to predict and many of which are outside the control of Smith and Schlumberger and will be beyond the control of the combined company. There can be no assurance that the underlying assumptions will prove to be accurate or that the projected results will be realized, and actual results likely will differ, and may differ materially, from those reflected in the financial forecasts, whether or not the merger is completed. The inclusion in this proxy statement/prospectus of the unaudited prospective financial information below should not be regarded as an indication that Smith, Schlumberger, or their respective boards of directors considered, or now considers, these projections and forecasts to be a reliable predictor of future results. The financial forecasts are not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement/prospectus are cautioned not to place undue reliance on this information. None of the financial forecasts reflects any impact of the merger.

All of the financial forecasts summarized in this section were prepared by the management of Smith. Deloitte & Touche LLP (Smith’s independent registered public accounting firm) has not examined, compiled or otherwise performed any procedures with respect to the prospective financial information contained in these financial forecasts and, accordingly, Deloitte & Touche LLP has not expressed any opinion or given any other form of assurance with respect thereto and they assume no responsibility for the prospective financial information. The Deloitte & Touche LLP reports either incorporated by reference or included in this proxy statement/prospectus relate to the historical financial information of Smith. Such reports do not extend to the financial forecasts and should not be read to do so.

By including in this proxy statement/prospectus a summary of certain financial forecasts, neither Smith nor any of its representatives has made or makes any representation to any person regarding the ultimate performance of Smith or Schlumberger compared to the information contained in the financial forecasts. The financial forecasts summarized in this section were prepared during the periods described above and have not been updated to reflect any changes since February 2010 or the actual 2009 results of operation of Smith, as set forth herein under “Selected Historical Financial Data of Smith.” Neither Smith, Schlumberger, nor, after completion of the merger, the combined company undertakes any obligation, except as required by law, to update or otherwise revise the financial forecasts or financial information to reflect circumstances existing since their preparation or to reflect the occurrence of unanticipated events, even in the event that any or all of the underlying assumptions are shown to be in error, or to reflect changes in general economic or industry conditions.

The summary of the financial forecasts is not included in this proxy statement/prospectus in order to induce any stockholder to vote in favor of the merger proposal or any of the other proposals to be voted on at the Smith annual meeting.

The following tables present select unaudited prospective financial data for the fiscal years ending 2010 through 2013 prepared by Smith’s management.

	Fiscal Year Ended December 31,
	2010E	2011E	2012E	2013E
	(in millions)
EBITDA (gross) (1)(2)	$1,128	$1,541	$1,982	$2,432
EBITDA (net) (1)(3)	843	1,185	1,562	1,945
Unlevered Free Cash Flow	386	412	552	776
Revenue	8,599	9,673	10,976	12,313

(1)	Earnings before interest, income taxes, depreciation and amortization (“EBITDA”) is a non-GAAP financial measure and should not be considered as an alternative to operating income or net income as a measure of operating performance or cash flows or as a measure of liquidity. EBITDA does not include the impact of any (i) synergies or (ii) costs related to the merger.
(2)	Includes EBITDA associated with noncontrolling interests.
(3)	Excludes EBITDA associated with noncontrolling interests.

Interests of Smith’s Directors and Officers in the Merger

In considering the recommendation of the Smith board of directors that you vote to adopt the merger agreement, you should be aware that some of Smith’s executive officers and directors have financial interests in the merger that are different from, or in addition to, those of Smith’s stockholders generally. The independent members of Smith’s board of directors were aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the merger, and in recommending to the stockholders that the merger agreement be adopted. References in this section to Smith’s executive officers are to the following individuals: Malcolm W. Anderson, Richard E. Chandler, Jr., Bryan L. Dudman, John J. Kennedy, Norman A. Mckay, Peter J. Pintar, William Restrepo, Christopher I.S. Rivers, Doug Rock (who resigned as an employee of Smith effective May 12, 2010), Brian E. Taylor, Lee A. Turner, Geraldine D. Wilde and John Yearwood.

Change of Control. For purposes of all of the Smith agreements and plans described below, completion of the merger will constitute a change of control of Smith.

Equity Compensation Awards. The terms of Smith’s equity compensation plans and the applicable award agreements provide that, for awards granted prior to the date of the merger agreement, on the day prior to a change of control, all restrictions and conditions on any outstanding restricted stock units lapse, and all performance-based awards become fully vested and deemed earned in full at the specified 100% target amount. Based on Smith equity compensation holdings as of July 14, 2010, and assuming a closing date of November 15, 2010, (1) the number of time-based restricted stock units in respect of Smith common stock held by each of Messrs. Rock, Yearwood, Restrepo, Rivers, Mckay and Dudman, the seven other Smith executive officers (as a group), and the six Smith non-employee directors (as a group), that would vest in connection with completion of the merger is 0, 0, 23,385, 12,453, 74,122, 12,453, 44,093 and 39,671, respectively, and (2) the number of performance-based restricted stock units in respect of Smith common stock held by each of Messrs. Rock, Yearwood, Restrepo, Rivers, Mckay, and Dudman, the seven other Smith executive officers (as a group), and the six Smith non-employee directors (as a group), that would vest in connection with completion of the merger is 0, 265,204, 27,989, 93,705, 61,555, 99,191, 161,738 and 0, respectively. In connection with Mr. Rock’s retirement on May 12, 2010 as an employee of Smith, the vesting of 24,324 restricted stock units held by him accelerated.

The merger agreement provides that, upon completion of the merger, (i) each then-outstanding Smith stock option will be converted into a Schlumberger stock option and (ii) each then-outstanding Smith restricted stock unit and performance-based restricted stock unit granted prior to the date of the merger agreement will be cancelled and converted into the right to receive the merger consideration. With respect to performance-based restricted stock unit awards, the total number of shares of Smith common stock subject to the award will be calculated based on the deemed attainment of performance goals at 100% of the target performance level. The treatment of outstanding Smith stock options and the cash settlement of other equity awards in the merger, including treatment of awards granted subsequent to the date of the merger agreement, are discussed in greater detail under “The Merger—Treatment of Equity Awards.”

Change of Control Employment Agreements. Smith is party to change of control employment agreements with each of Messrs. Yearwood, Anderson, Chandler, Kennedy, Restrepo, Mckay, Dudman, Pintar and Rivers. The agreements provide for change of control severance benefits in the event of certain qualifying terminations of employment in connection with or following a change of control.

Under the agreements, if Smith terminates the applicable executive’s employment without cause (as defined in the agreements) or the executive terminates employment for good reason (as defined in the agreements and summarized below) at any time during the three-year period commencing upon a change of control or within the 12-month period prior to a change of control but in anticipation thereof, the executive will be eligible to receive the following payments and benefits:

•	a lump sum cash payment equal to:

•

the sum of (1) the executive’s annual base salary through the termination date (to the extent not already paid), (2) an annual bonus amount equal to the product of (a) the higher of (x) the highest annual bonus paid to the executive in the last three full fiscal years prior to the date of change of control and (y) the annual bonus paid for the most recently completed fiscal year during the post-change of control employment period (the “Highest Annual Bonus”) and (b) a fraction, the numerator of which is the number of days in the applicable fiscal year through the termination date, and the denominator of which is 365, and (3) any accrued and unpaid vacation pay;

•

an amount equal to the product of (1) the “Termination Multiple” (three times for a termination during the first year following a change of control, two times for a termination during the second year following a change of control and one times for a termination during the third year following a change of control), and (2) the sum of (x) the executive’s annual base salary and (y) the Highest Annual Bonus; and

•

a payment equal to the excess of (1) the actuarial equivalent of the Supplemental Executive Retirement Plan (“SERP”) benefit that the executive would have received had the executive’s employment continued for a number of years after the termination date equal to the Termination Multiple over (2) the actuarial equivalent of the executive’s actual SERP benefit;

•

continued coverage under Smith healthcare and life insurance plans for a number of years equal to the Termination Multiple or such longer period as may be provided by the terms of the appropriate Smith plan; and

•	outplacement benefits.

For purposes of the change of control employment agreements, “good reason” is defined generally to include (1) certain diminutions in position, authority, duties, responsibilities, compensation, benefits, (2) certain relocations or (3) any failure by Smith to have a successor assume the agreements. Additionally, a termination by the executive for any reason during the 30-day period immediately following the first anniversary of the change of control will constitute termination for good reason for purposes of the agreements.

Retention Program. Under the terms of the merger agreement and subsequent agreements between Smith and Schlumberger, Smith is permitted to establish a retention program with a retention pool in an aggregate amount up to $74.3 million. Smith has allocated a portion of this aggregate amount to persons who are executive officers of Smith or who are party to change of control employment agreements. These allocations total $14.1 million in the aggregate if the merger is consummated in 2010 and $3.75 million in the aggregate if the merger is consummated in 2011. See “The Merger—Certain Additional Agreements—Employee Matters.” The individual allocations to executive officers are reflected in the table set forth in “—Summary of Estimated Value of Equity Awards, Retention Payments and Severance Benefits.” The allocated amounts will be payable at the closing if the applicable employee is employed by Smith or its subsidiaries at such time. In addition, Smith recently allocated approximately $18 million in retention payments to certain employees who are not executive officers, and may make additional allocations.

Summary of Estimated Value of Equity Awards, Retention Payments and Severance Benefits. The chart below sets forth the number of outstanding equity awards that will vest upon consummation of the merger for Smith’s executive officers and directors, as well as the estimated aggregate value of such awards. The chart also includes the amount of cash retention payments, the estimated amount of cash severance payments and the estimated value of other severance benefits that the executive officers would receive. Except with respect to the column titled “Cash Retention Payments Assuming Consummation of Merger in 2011,” the chart assumes that the merger is completed on November 15, 2010 and each executive officer experiences a severance-qualifying termination immediately thereafter.

	Restricted Stock Units	Estimated Value of Restricted Stock Units(1)	Cash Retention Payments Assuming Consummation of Merger in 2010	Cash Retention Payments Assuming Consummation of Merger in 2011	Estimated Cash Severance Payments(2)	Estimated Value of Other Severance Benefits(3)
Doug Rock	0	$0	$0	$0	$0	$0
John Yearwood	265,204	10,879,404	5,250,000	2,550,000	4,221,765	102,386
William Restrepo	51,374	2,107,504	2,000,000	1,050,000	1,615,283	102,386
Christopher I.S. Rivers	106,158	4,354,896	0	0	3,889,741	102,386
Norman A. Mckay	135,677	5,565,847	250,000	150,000	2,955,763	102,386
Bryan L. Dudman	111,644	4,579,947	2,500,000	0	4,254,165	102,386
Other executive officers, as a group	205,831	8,443,759	4,100,000	0	11,889,503	409,543
Other non-employee directors, as a group	39,671	1,627,414	0	0	0	0

(1)	Based on the closing price of Schlumberger common stock as of July 14, 2010.

(2)	Cash severance payments include prorated annual bonus, lump-sum cash severance payment, and the SERP equalization payment.

(3)	Other severance benefits include welfare benefit continuation and outplacement benefits.

Employment Agreement with Doug Rock. Effective January 1, 2009, Smith entered into an employment agreement with Mr. Rock, which superseded a prior employment agreement and a prior change of control agreement and provides that Mr. Rock will serve as a Special Executive Advisor to the chief executive officer of Smith. The 2009 employment agreement provided for the payment of certain severance benefits in the event of termination of Mr. Rock’s employment by Smith without cause (as defined in his agreement) or upon a change of control (in which case his employment terminates automatically). However, because Mr. Rock resigned from employment on May 12, 2010, Mr. Rock will not receive any change of control related benefits in connection with this transaction.

Deferred Compensation Plans. Smith currently maintains the Post-2004 Supplemental Executive Retirement Plan (the “Post-2004 SERP”), the Supplemental Executive Retirement Plan (the “SERP”) and non-qualified deferred compensation plans for, the benefit of officers and certain other eligible Smith employees. Under the terms of the plan, upon the date of an employee’s separation from service, his or her account balance generally becomes distributable in the form of payment as elected by the participant. If such separation from service occurs within the 12-month period following a change of control, all distributions are automatically made in a lump sum within 30 days of the separation from service. The SERP and Post-2004 SERP benefits are paid from a rabbi trust. Upon the occurrence of a change of control, these trusts become irrevocable and must be fully funded.

Relationship of Smith’s Directors and Officers with Schlumberger. There are no agreements or arrangements between Schlumberger and any of the current directors of Smith or any of the executive officers of Smith who were involved in the merger negotiations regarding continued employment or service following the merger. Mr.  Yearwood owned shares of Schlumberger common stock with an approximate market value of $2.27 million as of July 14, 2010.

No Appraisal Rights

Relevant state law may, under certain circumstances, give stockholders of a corporation appraisal or dissenters’ rights in connection with a proposed merger. However, Smith stockholders will not have such rights in connection with the merger.

Under Section 262 of the Delaware General Corporation Law, appraisal rights are not available for shares of stock if (1) such shares were, at the record date fixed to determine the stockholders entitled to receive notice of and to vote on the agreement of merger, either (a) listed on a national securities exchange, such as the NYSE, or (b) held of record by more than 2,000 holders, and (2) the holders of such shares will receive shares of stock of another corporation that are listed on a national securities exchange. Because Smith common stock will be listed on the NYSE on the applicable record date and will, upon the completion of the merger, be converted into the right to receive Schlumberger common stock, which will also be listed on the NYSE, Smith stockholders will not have appraisal rights in connection with the merger. The foregoing discussion is not a complete statement of law pertaining to appraisal rights under Delaware law and is qualified in its entirety by reference to Delaware law.

Listing of Schlumberger Stock and Delisting and Deregistration of Smith Stock

Schlumberger will apply to have the shares of its common stock to be issued in the merger approved for listing on the NYSE, where Schlumberger common stock is currently traded. If the merger is completed, Smith shares will no longer be listed on the NYSE, and will be deregistered under the Exchange Act.

Restrictions on Sales of Shares of Schlumberger Common Stock Received in the Merger

Shares of Schlumberger common stock issued in the merger will not be subject to any restrictions on transfer arising under the Securities Act or the Exchange Act, except for shares of Schlumberger common stock issued to any Smith stockholder who may be deemed to be an “affiliate” of Schlumberger after the completion of the merger. This proxy statement/prospectus does not cover resales of Schlumberger common stock received by any person upon the completion of the merger, and no person is authorized to make any use of this proxy statement/prospectus in connection with any resale.

Accounting Treatment

The merger will be accounted for as an acquisition of a business. Schlumberger will record net tangible and identifiable intangible assets acquired and liabilities assumed from Smith at their respective fair values at the date of the completion of the merger. Any excess of the purchase price, which will equal the market value at the date of the completion of the merger, of the Schlumberger common stock issued as consideration for the merger over the net fair value of such assets and liabilities will be recorded as goodwill.

The financial condition and results of operations of Schlumberger after completion of the merger will reflect Smith’s balances and results after completion of the transaction but will not be restated retroactively to reflect the historical financial condition or results of operations of Smith. The earnings of Schlumberger following the completion of the merger will reflect acquisition accounting adjustments, including the effect of changes in the carrying value for assets and liabilities on depreciation and amortization expense. Goodwill will not be amortized but will be tested for impairment at least annually, and all assets including goodwill will be tested for impairment when certain indicators are present. If, in the future, Schlumberger determines that tangible or intangible assets (including goodwill) are impaired, Schlumberger would record an impairment charge at that time.

Material U.S. Federal Income Tax Consequences

The following is a discussion of the material U.S. federal income tax consequences to U.S. holders and non-U.S. holders (each as defined below) of Smith common stock (1) of the merger and (2) related to the ownership and disposition of Schlumberger common stock received in the merger. This discussion is based on the Internal Revenue Code of 1986, as amended, which is referred to as the Code, existing and proposed Treasury regulations promulgated thereunder, judicial decisions, published rulings, administrative pronouncements and all other applicable authorities, all as in effect on the date of this proxy statement/prospectus and all of which are subject to change, possibly with retroactive effect. Any such change could affect the accuracy and conclusions set forth in this document. This discussion does not address any aspects of state, local or non-U.S. laws or federal laws other than those pertaining to U.S. federal income taxation, is not a complete analysis or description of all of the possible tax consequences of the merger or of the ownership or disposition of shares of Schlumberger common stock and does not address all tax considerations that may be relevant to a holder in light of the holder’s particular circumstances. In addition, this discussion does not address the tax consequences of the ownership and disposition of Schlumberger common stock arising under the unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010. In particular, this discussion addresses only holders that hold their shares of Smith common stock and will hold their shares of Schlumberger common stock as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment) and does not address all aspects of U.S. federal income taxation that may be relevant to holders subject to special treatment under U.S. federal income tax law, including, for example, the following:

•	a holder of Smith shares who, at any time within the five-year period ending on the date of the merger has owned, actually and/or constructively, 5% or more of the stock of Smith;

•

any person who, immediately after the merger, owns, actually and/or constructively, at least 5% of either the total voting power or the total value of the stock of Schlumberger or who, at any time after the merger, owns, actually and/or constructively, 10% or more of the total combined voting power of all classes of stock entitled to vote of Schlumberger;

•	a bank or other financial institution;

•	a tax-exempt entity;

•	an insurance company;

•	a person holding shares as part of a “straddle,” “hedge,” “constructive sale,” “integrated transaction,” or “conversion transaction”;

•	a person holding shares through a partnership or other pass-through entity;

•	a U.S. expatriate;

•	a person who is liable for the alternative minimum tax;

•	a broker-dealer or trader in securities or currencies;

•	a U.S. holder whose “functional currency” is not the U.S. dollar;

•	a regulated investment company;

•	a real estate investment trust;

•	a trader in securities who has elected the mark-to-market method of accounting for its securities; and

•	a holder who received Smith common stock through the exercise of employee stock options, through a tax qualified retirement plan, or otherwise as compensation.

For purposes of this discussion, a “U.S. holder” is any beneficial owner of Smith common stock or, after the completion of the merger, Schlumberger common stock that, for U.S. federal income tax purposes, is:

•	an individual citizen or resident alien of the United States;

•	a corporation or other entity taxable as a corporation organized under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if (1) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

A “non-U.S. holder” of Smith common stock or, after the completion of the merger, Schlumberger common stock, is a holder, other than an entity or arrangement treated as a partnership for U.S. federal income tax purposes, that is not a U.S. holder. For purposes of this discussion, “holder” or “shareholder” means either a U.S. holder or a non-U.S. holder or both, as the context may require.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of Smith common stock or Schlumberger common stock, the tax treatment of a partner in that partnership generally will depend on the status of the partner and the activities of the partnership. Holders of Smith common stock or Schlumberger common stock that are partnerships or partners in these partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them of the merger and the ownership and disposition of Schlumberger common stock.

ALL HOLDERS OF SMITH COMMON STOCK ARE ENCOURAGED TO CONSULT A TAX ADVISOR REGARDING THE PARTICULAR FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES TO THEM OF THE MERGER AND THE OWNERSHIP AND DISPOSITION OF SCHLUMBERGER COMMON STOCK RECEIVED IN THE MERGER.

Conditions to Closing

The merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Code. It is a condition to the completion of the merger that Schlumberger receive a written opinion from its counsel, Baker Botts L.L.P., and that Smith receive a written opinion from its counsel, Wachtell, Lipton, Rosen & Katz, in form and substance reasonably satisfactory to Schlumberger and Smith, respectively, dated as of the date of completion of the merger, to the effect that (1) the merger will be treated as a reorganization within the meaning of Section 368(a) of the Code and (2) each transfer of Smith stock to Schlumberger by a stockholder of Smith pursuant to the merger (other than a stockholder of Smith that is a “five percent transferee shareholder” of Schlumberger, as defined in Treasury regulations promulgated under Section 367(a) of the Code) will not be subject to Section 367(a)(1) of the Code.

The opinions of counsel will be based on representations and assumptions set forth or referred to in the opinions. If any such representation or assumption is inaccurate, the tax consequences of the merger to holders of Smith common stock could differ materially from those described below. An opinion of counsel represents counsel’s best legal judgment and is not binding on the United States Internal Revenue Service, which is referred to as the IRS, or any court.

No ruling will be requested from the IRS on any aspect of the merger. Accordingly, there can be no assurance that the IRS will not disagree with or successfully challenge any of the conclusions described in the following discussion.

The Merger

The following is a discussion of the material U.S. federal income tax consequences of the merger to U.S. holders and non-U.S. holders of Smith common stock. Assuming that (1) the merger will be treated as a reorganization within the meaning of Section 368(a) of the Code, and (2) the transfer of Smith stock to

Schlumberger by a stockholder of Smith pursuant to the merger will not be subject to Section 367(a)(1) of the Code, the material U.S. federal income tax consequences of the merger to such holder of Smith common stock are, in general, as follows.

U.S. Holders

In general, a U.S. holder will not recognize gain or loss upon the exchange of shares of Smith common stock for shares of Schlumberger common stock in the merger, except with respect to cash received in lieu of a fractional share of Schlumberger common stock, as discussed below. The aggregate basis of the shares of Schlumberger common stock received in exchange for shares of Smith common stock in the merger (including any fractional share of Schlumberger common stock deemed received and exchanged for cash) will be equal to the basis of the shares of Smith common stock exchanged. The holding period of the shares of Schlumberger common stock received in exchange for shares of Smith common stock in the merger (including any fractional share of Schlumberger common stock deemed received and exchanged for cash) will include the holding period of the shares of Smith common stock exchanged. Shareholders who hold shares of Smith common stock with differing bases or holding periods should consult their tax advisors as to the determination of the bases and holding periods of the shares of Schlumberger common stock received in the merger.

A U.S. holder who receives cash in lieu of a fractional share of Schlumberger common stock generally will recognize capital gain or loss in an amount equal to the difference between the cash received and the tax basis allocated to such fractional share of Schlumberger common stock. Such capital gain or loss will be long-term capital gain or loss if, as of the date of the merger, the U.S. holder’s holding period for the fractional share of Schlumberger common stock (including the holding period for the Smith common stock surrendered therefor) exceeds one year.

A U.S. holder who is a “five percent transferee shareholder” of Schlumberger, as defined in Treasury regulations promulgated under Section 367(a) of the Code (i.e., a U.S. holder that owns, actually and/or constructively, at least 5% of the total voting power or the total value of the stock of Schlumberger immediately after the merger), will qualify for non-recognition of gain, as described above, only if the U.S. holder files with the IRS a “gain recognition agreement,” as defined in such Treasury regulations. Other considerations not here described may apply to such a holder. Any such U.S. holder should consult his tax advisor concerning the decision to file a gain recognition agreement, the procedures to be followed in connection with that filing, and other applicable considerations.

Non-U.S. Holders

In general, a non-U.S. holder will not recognize gain or loss upon the exchange of shares of Smith common stock for shares of Schlumberger common stock in the merger, except with respect to cash received in lieu of a fractional share of Schlumberger common stock. The amount of a non-U.S. holder’s gain or loss from the receipt of cash in lieu of a fractional share of Schlumberger common stock will be determined in the same manner as that of a U.S. holder. However, a non-U.S. holder generally will not be subject to U.S. federal income tax on any such gain unless (1) the gain is effectively connected with a U.S. trade or business of the non-U.S. holder (and, if an income tax treaty applies, is attributable to a U.S. permanent establishment), or (2) the holder is an individual who has been present in the United States for 183 days or more during the taxable year of the disposition and certain other conditions are satisfied.

Information Reporting and Backup Withholding

Payments of cash made to a U.S. holder or non-U.S. holder of shares of Smith common stock in connection with the merger, under certain circumstances, may be subject to information reporting and backup withholding (currently, at a rate of 28%), unless such holder provides proof of an applicable exemption or furnishes its taxpayer identification number, and otherwise complies with all applicable requirements of the backup withholding rules. Any amounts withheld under the backup withholding rules are not additional tax and may be allowed as a refund or credit against the holder’s U.S. federal income tax liability, provided the required information is furnished to the IRS in a timely manner.

Ownership and Disposition of Shares of Schlumberger Common Stock Received in the Merger

The following is a discussion of the material U.S. federal income tax consequences of the ownership and disposition by U.S. holders and non-U.S. holders of Schlumberger common stock received in the merger.

U.S. Holders

Distributions

Subject to the discussion below relating to the potential application of the passive foreign investment company, or “PFIC,” rules, distributions, if any, made with respect to shares of Schlumberger common stock will constitute dividends for U.S. federal income tax purposes to the extent of Schlumberger’s current or accumulated earnings and profits as determined for U.S. federal income tax purposes. The gross amount of dividends that a U.S. holder receives generally will be subject to U.S. federal income taxation as dividend income and will not be eligible for the dividends-received deduction generally allowed to U.S. corporations. Subject to exceptions for short-term or hedged positions and certain other exceptions, dividends received before January 1, 2011 by U.S. holders who are individuals and certain other non-corporate U.S. holders generally will be subject to U.S. federal income taxation at a maximum rate of 15% if the dividends are “qualified dividends.” Dividends paid by Schlumberger on the Schlumberger common stock will be treated as qualified dividends as long as the Schlumberger common stock is listed on the New York Stock Exchange and Schlumberger was not, at any relevant time prior to the year in which the dividend is paid, and is not in the year in which the dividend is paid, a PFIC. As described below, Schlumberger believes that it has not been a PFIC in any prior year, will not be a PFIC for the taxable year in which the merger occurs, and will not become a PFIC in the future. U.S. holders of Schlumberger common stock should consult their own tax advisors regarding the availability to them of the reduced dividend tax rate in light of their particular circumstances.

To the extent that a distribution exceeds Schlumberger’s current or accumulated earnings and profits as determined for U.S. federal income tax purposes, such distribution will be treated as a nontaxable return of capital to the extent of the U.S. holder’s tax basis in the shares (with a corresponding reduction in such tax basis), and thereafter will be treated as capital gain. Such capital gain will be long-term capital gain if the U.S. holder’s holding period for the Schlumberger common stock exceeds one year. Shareholders who hold shares of Smith common stock with differing bases or holding periods should consult their tax advisors as to the application of these rules to shares of Schlumberger common stock received in the merger.

Sale or Other Disposition of Schlumberger Common Stock

Subject to the discussion below relating to the potential application of the PFIC rules, upon a sale or other disposition of Schlumberger common stock, U.S. holders generally will recognize capital gain or loss in an amount equal to the difference, if any, between the amount realized on the disposition and the U.S. holder’s tax basis. Such capital gain or loss will be long-term capital gain or loss if the U.S. holder’s holding period for the Schlumberger shares exceeds one year. Long-term capital gain recognized by U.S. holders who are individuals and certain other non-corporate U.S. holders is generally eligible for reduced rates of U.S. federal income taxation. There are limitations on the deductibility of capital losses.

Passive Foreign Investment Company Considerations

In general, a foreign corporation, such as Schlumberger, will be classified as a PFIC for any taxable year in which either (1) 75% or more of its gross income is passive income (such as, for example, dividends, interest, rents, royalties or gains from the disposition of investment assets) or (2) at least 50% of the average value of its assets consists of assets that produce, or that are held for the production of, passive income. For purposes of applying the tests in the preceding sentence, the foreign corporation is deemed to own its proportionate share of the assets of and to receive directly its proportionate share of the income of any other corporation in which the foreign corporation owns, directly or indirectly, at least 25% by value of the stock.

Classification of a foreign corporation as a PFIC can have various adverse consequences to the shareholders of the corporation who are “United States persons,” as defined in the Code. These include taxation of gain on a sale or other disposition of the stock of the corporation and taxation of distributions (including distributions that would otherwise be treated as “qualified dividends”) at the maximum ordinary income rates and the imposition of an interest charge on such gain and distributions.

Schlumberger believes that it has not been a PFIC in any prior taxable year, will not be a PFIC in the taxable year in which the merger occurs, and will not become a PFIC in the future. Because the tests for determining PFIC status are applied annually, and it is difficult to accurately predict future income and assets relevant to this determination, there can be no assurance that Schlumberger will not become a PFIC. U.S. holders of Schlumberger shares should consult their own tax advisors about the PFIC rules, including the availability of certain shareholder elections.

Non-U.S. Holders

In general, a non-U.S. holder of Schlumberger common stock will not be subject to U.S. federal income or, subject to the discussion below under the heading “Information Reporting and Backup Withholding,” withholding tax on any dividends received on Schlumberger common stock or any gain recognized on a sale or other disposition of Schlumberger common stock (including, any distribution to the extent it exceeds the adjusted basis in the non-U.S. holder’s shares of Schlumberger common stock) unless:

•

such dividend or gain is effectively connected with the conduct by the holder of a trade or business within the United States (and, if an income tax treaty applies, is attributable to a U.S. permanent establishment); or

•	in the case of gain only, the non-U.S. holder is present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are satisfied.

Information Reporting and Backup Withholding

Dividends paid with respect to shares of Schlumberger common stock and proceeds from a sale or other disposition of shares of Schlumberger common stock received in the United States or through certain U.S.-related financial intermediaries may be subject to information reporting and backup withholding (currently, at a rate of 28%) unless such holder provides proof of an applicable exemption or furnishes its taxpayer identification number, and otherwise complies with all applicable requirements of the backup withholding rules.

Any amounts withheld under the backup withholding rules are not additional tax and may be allowed as a refund or a credit against the holder’s U.S. federal income tax liability, provided the required information is furnished to the IRS in a timely manner.

Regulatory Approvals Required for the Merger

Antitrust Approvals

The merger is subject to review by the Antitrust Division of the U.S. Department of Justice, which is referred to as the Antitrust Division, under the HSR Act. Under the HSR Act, Schlumberger and Smith are required to make premerger notification filings and to await the expiration or early termination of the statutory waiting period (and any extension of the waiting period) prior to completing the merger. On March 3, 2010, Schlumberger and Smith each filed a Premerger Notification and Report Form with the Antitrust Division and the Federal Trade Commission, which is referred to as the FTC. By agreement between the two agencies, the Antitrust Division is conducting the review. Prior to the expiration of the initial 30-day waiting period, on April 2, 2010, Schlumberger and Smith each received a request for additional information and documentary material, often referred to as a “second request,” from the Antitrust Division. Issuance of the second request extends the statutory waiting period until 30 days after such time as each of Schlumberger and Smith has certified substantial compliance with the second request, unless the Antitrust Division provides written notice that the transaction may close prior to that time. On July 16, 2010, Schlumberger and Smith each certified substantial compliance with the second request.

The merger is also subject to antitrust review by government authorities in several foreign jurisdictions in which the companies have a sufficient market presence to require filings. As of the date of this proxy statement/ prospectus, the parties have made certain antitrust filings in the European Commission pursuant to the EC Merger Regulation, and in other jurisdictions.

Under the terms of the merger agreement, Schlumberger has the right, but not the obligation, to oppose by refusing to consent, through litigation or otherwise, any divestitures, hold-separate restrictions or other restrictions demanded by an antitrust regulator. Schlumberger is required to agree to take all actions demanded by an antitrust regulator in order to resolve any objections to the merger (including divestitures, hold-separate restrictions or other restrictions) if doing so would not exceed a specified threshold, which is referred to as the detriment limit. Please see “The Merger Agreement—Certain Additional Agreements—Filings” on page 74 for more information about the detriment limit. If the merger has not occurred on or before the termination date due to the failure to obtain regulatory clearances, or if an order, decree or ruling permanently prohibits the merger, the merger agreement may be terminated (subject in some circumstance to payment of a termination fee, as described in “The Merger Agreement—Termination, Amendment and Waiver” on page 78).

There can be no assurance that the merger will not be challenged on antitrust or competition grounds or, if a challenge is made, what the outcome would be. The Antitrust Division, the FTC, any U.S. state and other applicable U.S. or non-U.S. regulatory bodies may challenge the merger on antitrust or competition grounds at any time, including after the expiration or termination of the waiting period under the HSR Act or other applicable process, as they may deem necessary or desirable or in the public interest. Accordingly, at any time before or after the completion of the merger, any such party could take action under the antitrust laws, including, without limitation, by seeking to enjoin the effective time of the merger or permitting completion subject to regulatory concessions or conditions. Private parties may also seek to take legal action under antitrust or competition laws under certain circumstances.

Other Regulatory Procedures

The merger may be subject to certain regulatory requirements of other municipal, state and federal, domestic or foreign, governmental agencies and authorities, including those relating to the offer and sale of securities. Schlumberger and Smith are currently working to evaluate and comply in all material respects with these requirements, as appropriate, and do not currently anticipate that they will hinder, delay or restrict completion of the merger.

Litigation Relating to the Merger

Subsequent to the announcement of the merger, five putative class action lawsuits were commenced on behalf of stockholders of Smith against Smith and its directors, and in certain cases against Schlumberger and one of its affiliates, challenging the merger. Four of the lawsuits were filed in the District Court of Harris County, Texas, and have been consolidated into a single action in the 164th District Court of Harris County, Texas (the “Texas Action”), and one lawsuit is pending in the Delaware Court of Chancery (the “Delaware Action,” and collectively with the Texas Action, the “Actions”). The parties in the Texas Action and Delaware Action have agreed to an expedited discovery schedule and to the coordination of pleadings and discovery in advance of any preliminary injunction hearing, which will be heard only in the Texas Action. On April 19, 2010, the court in the Delaware Action approved the parties’ agreement concerning the coordination of the Texas and Delaware Actions and agreed to otherwise stay the Delaware proceedings through any preliminary injunction hearing in Texas. Plaintiffs in the Texas and Delaware Actions have served a consolidated amended petition for breach of fiduciary duty and a verified amended class action complaint, respectively. The amended pleadings are substantively similar and allege that Smith’s directors breached their fiduciary duties by, among other things, causing Smith to enter into the merger agreement at an allegedly inadequate and unfair price, agreeing to transaction terms that improperly inhibit alternative transactions and failing to provide material information to Smith’s stockholders in the preliminary proxy statement filed in connection with the merger. Specifically, the pleadings allege that the preliminary proxy statement omits material information relating to, among other things: the analyses performed by, and the information relied upon by, UBS; any strategic alternatives to the merger considered by UBS; UBS’s involvement in the negotiations between Smith and Schlumberger; the fee to be paid to UBS in connection with the merger; and any negotiations or plans concerning the employment of Smith management after consummation of the merger. The pleadings also allege that Smith and Schlumberger aided and abetted the directors’ breaches of fiduciary duties. The pleadings seek, among other things, an injunction barring defendants from consummating the proposed transaction, declaratory relief and attorneys’ fees.

On May 28, 2010, a purported Smith stockholder filed an individual lawsuit in the United States District Court for the Southern District of Texas, Houston Division, against Smith and its directors, alleging that Smith had disseminated a false and materially misleading preliminary proxy statement in connection with the merger in violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 and the rules promulgated thereunder. The lawsuit alleges that the preliminary proxy statement omits and/or misrepresents material information relating to, among other things: negotiations, if any, with other potential acquirers of Smith; any “market check” conducted by Smith in connection with the merger; any strategic alternatives considered by Smith’s directors in connection with the merger; whether the merger consideration includes any compensation for the synergies to be achieved in the merger; the financial information and forecasts provided by Smith’s directors to UBS in connection with its fairness opinion; the discounted cash flow, comparable transaction and selected companies analyses performed by UBS; and business ties between any of Smith’s directors and Schlumberger. The complaint seeks, among other things, injunctive relief, compensatory damages and reasonable costs and expenses incurred in the action, including counsel fees and expert fees.

Smith and Schlumberger believe that the lawsuits in which they are named are without merit and intend to defend the lawsuits vigorously.

THE MERGER AGREEMENT

The following summary describes the material provisions of the merger agreement. The provisions of the merger agreement are complicated and not easily summarized. This summary may not contain all of the information about the merger agreement that is important to you. The merger agreement is attached to this proxy statement/prospectus as Annex A and is incorporated by reference into this proxy statement/prospectus, and you are encouraged to read it carefully in its entirety for a more complete understanding of the merger agreement.

Representations, Warranties and Covenants in the Merger Agreement Are Not Intended to Function or Be Relied on as Public Disclosures

In reviewing the merger agreement, please remember that it is included to provide you with information regarding its terms and is not intended to provide any other factual information about Schlumberger or Smith. The merger agreement contains representations and warranties by each of the parties to the merger agreement. These representations and warranties have been made solely for the benefit of the other parties to the merger agreement and:

•	may be intended not as statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate,

•

have been qualified by certain disclosures that were made to the other party in connection with the negotiation of the merger agreement, which disclosures are not reflected in the merger agreement, and

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors.

Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement/prospectus, may have changed since the date of the merger agreement, and subsequent developments or new information qualifying a representation or warranty may have been included in or incorporated by reference into this proxy statement/prospectus.

For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone or relied upon as characterizations of the actual state of facts or condition of Schlumberger, Smith or any of their respective subsidiaries or affiliates. Instead, such provisions or descriptions should be read only in conjunction with the other information provided elsewhere in this document or incorporated by reference into this proxy statement/prospectus.

Structure of the Merger

The merger agreement contemplates a merger whereby Merger Sub will be merged with and into Smith, with Smith continuing as the surviving corporation. Upon completion of the merger, Smith will be a wholly owned subsidiary of Schlumberger and Smith common stock will no longer be publicly traded. Upon effectiveness of the merger, each Smith stockholder will have the right to receive the merger consideration as described below under “—Merger Consideration.”

Effective Time; Closing

The merger will become effective on the date a certificate of merger is filed with the Delaware Secretary of State, or at such later time as Schlumberger and Smith designate in the certificate of merger. The merger agreement provides that, unless agreed otherwise, the closing of the merger will take place on the first business day or, if Schlumberger so elects, on the third business day, after all the conditions to the closing of the merger are fulfilled or waived in accordance with the agreement.

Merger Consideration

The merger agreement provides that at the effective time of the merger, Smith stockholders will receive, for each share of Smith common stock that they own, 0.6966 shares of Schlumberger common stock and the cash payable in lieu of any fractional shares as described under “—Fractional Shares.” In this discussion, the number of shares of Schlumberger common stock to be received for each share of Smith common stock is referred to as the “exchange ratio” and the Schlumberger common stock issuable based on the exchange ratio and the cash payable in lieu of any fractional shares is referred to as the “merger consideration.”

Fractional Shares

No fractional shares of Schlumberger common stock will be issued to any holder of Smith common stock upon completion of the merger. For each fractional share that would otherwise be issued, Schlumberger will pay cash (without interest) in an amount equal to the fractional share multiplied by the closing price for a share of Schlumberger common stock on the NYSE Composite Transactions Tape on the business day immediately preceding the closing date.

Treatment of Equity Awards

At the effective time of the merger, all outstanding options to purchase shares of Smith common stock will be converted into options to purchase shares of Schlumberger common stock with the duration and terms of such converted options to remain the same as the original Smith option. The number of shares of Schlumberger common stock subject to each option will be determined by multiplying the number of shares of Smith common stock subject to the original Smith option by the exchange ratio, rounded down to the nearest whole share. The option exercise price per share of Schlumberger common stock will be equal to the option exercise price per share of Smith common stock under the original Smith option divided by the exchange ratio rounded up to the nearest whole cent. All converted Schlumberger options, other than those issued in respect of Smith options awarded after February 21, 2010, will be fully vested and exercisable.

At the effective time of the merger, each outstanding award of restricted stock units granted by Smith under any of its plans on or prior to February 21, 2010, will be converted into the right to receive the merger consideration based on the total number of shares of Smith common stock subject to the outstanding award. To the extent the outstanding award is for performance-based restricted stock units, the number of shares subject to the outstanding award will be calculated based on the deemed attainment of performance goals at 100% of the target performance level. Any award of restricted stock units made by Smith after February 21, 2010 will be converted into an award of Schlumberger restricted stock units in an amount equal to the product of the number of shares of Smith stock subject to the original Smith award and the exchange ratio, with any fractional units rounded to the nearest whole unit.

Equity awards granted in the ordinary course of business after February 21, 2010 may provide for accelerated vesting on a severance-qualifying termination following the effective time of the merger, but no accelerated vesting will occur for such awards made to 10 executives party to change-in-control agreements unless the executive remains employed until May 31, 2011. Upon a severance-qualifying termination of such an executive following May 31, 2011, an award held by the executive may provide for accelerated vesting with respect to the installment next scheduled to vest following such termination.

Exchange of Shares; Stock Transfer Books

The conversion of Smith common stock into the right to receive the merger consideration will occur automatically at the effective time of the merger. Schlumberger will deposit with a commercial bank or trust company, as the exchange agent for the merger, the number of shares of Schlumberger common stock to be issued pursuant to the merger agreement.

Promptly after the effective time of the merger, Schlumberger will cause the exchange agent to send to each holder of record of Smith common stock at the effective time of the merger a letter of transmittal and instructions for effecting the exchange of Smith common stock for the merger consideration the holder is entitled to receive under the merger agreement. Upon surrender of the certificates or book-entry shares for cancellation along with the executed letter of transmittal and other documents, a Smith stockholder will receive some or all of the following: (1) one or more shares of Schlumberger common stock; (2) cash in lieu of fractional shares of Schlumberger common stock; and (3) any unpaid dividends and distributions declared and paid in respect of Schlumberger common stock after completion of the merger.

Six months after the effective time of the merger, the exchange agent will return any shares of Schlumberger common stock remaining in the exchange fund and any cash that remains unclaimed. Holders of Smith common stock who have not exchanged their certificates representing such stock prior to that time may thereafter look only to Schlumberger to exchange their stock certificates or to pay amounts to which they are entitled pursuant to the merger agreement. None of Schlumberger, Smith, Merger Sub, the surviving corporation or the exchange agent will be liable to any holder of Smith common stock certificates for any merger consideration delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

Withholding Taxes

Schlumberger, the surviving corporation and the exchange agent will be entitled to deduct and withhold from consideration payable to any Smith stockholder the amounts that may be required to be withheld under any applicable tax law. Amounts withheld and paid over to a governmental entity will be treated for all purposes of the merger as having been paid to the stockholders from whom they were withheld.

Representations and Warranties

The merger agreement contains representations and warranties made by each of the parties regarding aspects of their respective businesses, financial condition and structure, as well as other facts pertinent to the merger. Smith, on the one hand, and Schlumberger and Merger Sub, on the other hand, have made representations and warranties in the merger agreement with respect to the following subject matters:

•	existence, good standing and qualification to conduct business;

•	requisite power and authorization to enter into and carry out the obligations of the merger agreement and the enforceability of the merger agreement;

•	capitalization;

•	compliance with applicable laws and permits;

•	absence of any conflict or violation of organizational documents, third party agreements or laws as a result of the merger or the merger agreement;

•	filings and reports with the SEC and financial information;

•	absence of undisclosed liabilities;

•	absence of litigation;

•	absence of a material adverse effect or, with respect to Smith, other specified changes or events;

•	internal accounting controls and disclosure controls and procedures;

•	absence of decrees or injunctions;

•	ownership of the other party’s capital stock;

•	compliance with export controls;

•	compliance with Foreign Corrupt Practices Act and other anticorruption and antibribery laws; and

•	the tax treatment of the merger.

Smith has made additional representations and warranties to Schlumberger in the merger agreement with respect to the following subject matters:

•	tax matters;

•	employee benefit plans;

•	labor matters;

•	title to properties and absence of liens;

•	environmental matters;

•	intellectual property;

•	insurance;

•	fees payable to brokers, finders or investment banks in connection with the merger;

•	required stockholder approval in connection with the merger;

•	material contracts;

•	inapplicability of Smith’s stockholder rights agreement; and

•	inapplicability of anti-takeover laws or certain provisions in Smith’s certificate of incorporation.

Schlumberger and Merger Sub have made additional representations and warranties to Smith in the merger agreement with respect to the following subject matters:

•	the accuracy of information provided for inclusion in this proxy statement/prospectus;

•	no Schlumberger stockholder approval required in connection with the merger; and

•	the status of Merger Sub.

Certain representations and warranties of Schlumberger and Smith are qualified as to materiality or as to “material adverse effect,” which when used with respect to Schlumberger or Smith means, as the case may be, a material adverse effect on or material adverse change in the business, assets, liabilities, financial condition or results of operations of such party and its subsidiaries, taken as a whole, other than any effect or change relating to or resulting from:

•	changes or conditions affecting the economy or financial markets in general;

•	changes or conditions in the industries in which the party operates;

•

the announcement or the existence of, or compliance with, or taking any action required or permitted by the merger agreement or the transactions contemplated by the merger agreement or any stockholder litigation against Smith and/or its directors or officers relating to the transactions contemplated by the merger agreement;

•	taking any action by such party at the written request of Schlumberger or Merger Sub, in the case of Smith, or of Smith, in the case of Schlumberger or Merger Sub; or

•	any weather-related or other force majeure event or outbreak or escalation of hostilities or acts of war or terrorism.

Conduct of Business Pending the Effective Time

Unless Schlumberger otherwise consents in writing (which consent may not be unreasonably withheld, conditioned or delayed), or as contemplated by the merger agreement or required by law, Smith has agreed that, prior to the effective time of the merger, it will:

•	conduct its business in the ordinary course;

•	use reasonable best efforts to preserve its business organization intact;

•	maintain existing relationships and goodwill with governmental entities, customers, suppliers, distributors, creditors, lessors, employees and business associates; and

•	keep available the services of present employees and agents.

In addition, the merger agreement places specific restrictions on the ability of Smith and its subsidiaries to, among other things:

•	adopt any change in, or waive any provision of, their organizational documents or Smith’s stockholder rights agreement;

•

merge or consolidate Smith or any of its subsidiaries with any other person, except transactions among wholly owned subsidiaries of Smith that are not obligors or guarantors of third-party indebtedness or in connection with a permitted acquisition;

•	issue, sell or pledge any shares of capital stock, options, warrants, convertible securities or any other equity interest, except pursuant to stock options and current employee benefit plans;

•	except to the extent required under a benefit plan existing on February 21, 2010 or as required by law:

•

increase the compensation or fringe benefits of any directors, executive officers or employees, except in the ordinary course of business to employees who are not party to change of control agreements (this limitation does not apply to ordinary course operation of the annual bonus and equity award program);

•	grant any severance or termination pay, other than nominal severance to terminated employees and except in ordinary course of business consistent with past practice;

•	make new equity awards to any director, officer or employee, except in the ordinary course of business consistent with past practice;

•

enter into or amend any employment, consulting, change-in-control or severance agreement with any director, executive officer or employee, except as contemplated by the merger agreement or in the ordinary course of business (except with respect to employees party to a change-in-control agreement or their direct reports);

•	establish or materially amend any benefit plan, except as contemplated by the merger agreement;

•	make any contribution to a benefit plan, except as required by law or in the ordinary course of business consistent with past practice;

•

make payments on performance-based awards in excess of the performance actually achieved, or amend or waive performance or vesting criteria or accelerate vesting, except as required under the applicable plan or contemplated by the merger agreement;

•

terminate any employee with a change-in-control agreement, other than for cause, or take any actions with respect to salary, compensation, benefits or other terms and conditions of employment that would result in the employee having “good reason” to terminate employment and collect severance payments and benefits pursuant to the employee’s change-in-control agreement; or

•	execute or amend a collective bargaining agreement expect in the ordinary course of business;

•

declare or pay any dividend or other distributions, except for certain intercompany distributions, pro rata dividends from the M-I SWACO joint venture, regular quarterly dividends on shares of Smith common stock not exceeding $0.12 per share per quarter, required dividends or dividends paid by certain Smith subsidiaries;

•	redeem or purchase any of Smith’s or its subsidiaries’ stock, except for transactions pursuant to benefit plans and cashless exercises thereunder, and intercompany transactions;

•

sell, encumber or dispose of any assets or properties having a value in excess of $10 million for one asset, and $50 million in the aggregate in 2010 and $25 million in the aggregate in 2011, except for sales of surplus or obsolete equipment, inventory sales and intercompany transactions;

•

acquire any business, entity or division (1) for consideration in excess of $30 million for one acquisition or $100 million in the aggregate in 2010 and $30 million in the aggregate in 2011, or (2) where an antitrust or competition filing is required;

•

enter into a joint venture, partnership or similar arrangement or make a loan or other investment in any other person in excess of $20 million individually, or $50 million in the aggregate in 2010 and $15 million in the aggregate in 2011;

•	sell, transfer, license or modify any rights to any material intellectual property, or distribute, license or co-promote products or services;

•	change accounting policies or procedures, except as required by changes in GAAP or applicable law;

•	except as required by applicable law, take specified actions with respect to tax matters if any such action would have an adverse effect on Smith and its subsidiaries that is material;

•	settle or waive any claim, litigation or controversy for amounts in excess of $5 million individually, or $25 million in the aggregate in 2010 and $12.5 million in the aggregate in 2011;

•

incur any indebtedness except (1) for borrowings under Smith’s existing credit facilities, (2) other debt not in excess of $50 million in the aggregate in 2010 and $25 million in the aggregate in 2011 and (3) intercompany debt in the ordinary course of business;

•	repurchase or repay any debt, except in the ordinary course of business, for mortgage indebtedness in accordance with its terms and for intercompany debt in the ordinary course of business;

•	mortgage or encumber any material asset or property;

•	make any unbudgeted capital expenditures exceeding $25 million in the aggregate in 2010 and $12.5 million in the aggregate in 2011;

•	enter into, materially amend or terminate material contracts, except in the ordinary course of business;

•	enter into, renew or extend any agreements restricting the ability to compete in any line of business or geographic area;

•	adopt or implement a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization;

•	adjust, reclassify, combine, split or subdivide, or redeem, purchase or otherwise acquire, directly or indirectly, any of Smith’s capital stock or purchase any of Schlumberger’s capital stock;

•

release any person from, waive any right under, fail to enforce any provision of, or grant any consent or make any election under, any confidentiality, “standstill” or similar agreement or take any action to exempt any person other than Merger Sub and its affiliates from the restrictions on “business combinations” contained in the Delaware General Corporation Law or the effects set forth in Smith’s shareholder rights plan;

•	take any action that would, or would reasonably be expected to, result in the failure of certain conditions to the merger or prevent, materially delay or materially impede the merger;

•

take any action that would reasonably be expected to delay materially or adversely affect the ability to obtain any consent, authorization, order or approval of any governmental entity or the expiration of any waiting period under antitrust laws; or

•	agree or commit to do any of the foregoing.

Unless Smith otherwise consents in writing (which consent may not be unreasonably withheld, conditioned or delayed), or as contemplated by the merger agreement or required by law, prior to the effective time of the merger, the merger agreement places specific restrictions on the ability of Schlumberger, its subsidiaries and Merger Sub to, among other things:

•	adopt any change in, or waive any provision of, their organizational documents;

•	acquire any equity or assets where an antitrust filing would be required and would reasonably be expected to prevent or materially delay the acquisition of Smith;

•

adjust, reclassify, split, combine, subdivide or redeem any shares of Schlumberger capital stock or adopt or implement a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization, except as would not disproportionately adversely affect a holder of Smith common stock relative to a holder of Schlumberger common stock or delay or impede the merger;

•	declare or pay any dividend or other distribution except for quarterly dividends with declaration, record and payment dates reasonably consistent with Schlumberger’s past practice; or

•	take any action that would, or would reasonably be expected to, result in the failure of any condition to the transaction, or prevent, materially delay or materially impede the merger;

•

take any action that would reasonably be expected to delay materially or adversely affect the ability to obtain any consent, authorization, order or approval of any governmental entity or the expiration of any waiting period under antitrust laws; or

•	agree or commit to do any of the foregoing.

Certain Additional Agreements

Stockholders Meeting. Unless the merger agreement is earlier terminated, the Smith board of directors must submit the merger agreement for approval at the Smith stockholders meeting, even if it changes its recommendation with regard to the merger agreement.

No Solicitation; Recommendation. Smith and its subsidiaries will not, and Smith and its subsidiaries will direct their respective officers, directors, employees, investment bankers, consultants, attorneys, accountants, advisors, agents and other representatives not to, directly or indirectly:

•	solicit, initiate, knowingly encourage or knowingly facilitate any inquiry or the making, submission or announcement of any acquisition proposal (as defined below);

•

participate, engage in or continue discussions or negotiations with, or furnish any non-public information relating to Smith or any of its subsidiaries or afford access to the properties, books or records of Smith or any of its subsidiaries to, any person that has made an acquisition proposal or to any person considering an acquisition proposal;

•	approve or recommend, or propose to approve or recommend, or enter into any letter of intent, agreement in principle, merger agreement or other agreement relating to an acquisition proposal; or

•	propose publicly or agree to do anything described in the preceding three bullets.

In the event Smith receives an acquisition proposal, or any request for nonpublic information relating to Smith or for access to its properties, books or records by any person that has made or, to the knowledge of Smith, would reasonably be expected to make, an acquisition proposal, Smith will promptly (and in no event later than 24 hours after receipt of any acquisition proposal or request) notify Schlumberger of the identity of the person making the request and of its material terms and keep Schlumberger informed of the status and material terms of the acquisition proposal or request. From the date of the merger agreement until the date of this proxy statement/prospectus, Smith has not received any acquisition proposal or request for nonpublic information by a person that would reasonably be expected to make an acquisition proposal.

The term “acquisition proposal” means any bona fide written offer or proposal for, or any bona fide written indication of interest in, any (1) direct or indirect acquisition or purchase of any business or assets of Smith or any of its subsidiaries that, individually or in the aggregate, constitutes 20% or more of the net revenues, net income or assets of Smith and its subsidiaries, taken as a whole, (2) direct or indirect acquisition or purchase of 20% or more of any class of equity securities of Smith, (3) tender offer or exchange offer that, if consummated, would result in any person beneficially owning 20% or more of any class of equity securities of Smith, (4) merger, consolidation, business combination, joint venture, partnership, recapitalization, liquidation, dissolution or similar transaction involving Smith or any of its subsidiaries whose business constitutes 20% or more of the net revenue, net income or assets of Smith and its subsidiaries, taken as a whole, or (5) the declaration or payment of an extraordinary dividend (whether in cash or in property) by Smith, other than the transactions contemplated by the merger agreement.

Prior to obtaining stockholder approval of the merger, however, Smith or its representatives may (1) furnish information and access, but only in response to a written request, to any person making an acquisition proposal that was not solicited, initiated, knowingly encouraged or knowingly facilitated by Smith or any of its subsidiaries, affiliates or representatives on or after February 21, 2010 and (2) participate in discussions and negotiate with such person concerning an unsolicited acquisition proposal, in each case if:

•	Smith has not materially breached the non-solicitation provisions of the merger agreement with respect to the acquisition proposal;

•

the Smith board of directors concludes in good faith (after receipt of advice of a financial advisor of nationally recognized reputation) that such proposal is reasonably likely to result in a superior proposal (as defined below); and

•

Smith receives from such person an executed confidentiality agreement the material provisions of which are materially no less favorable to Smith and no less restrictive to such person as those contained in the confidentiality agreement between Smith and Schlumberger.

In addition, the Smith board of directors may not effect a recommendation change (as defined below) unless the change occurs before stockholder approval of the merger and only if:

•

the Smith board of directors determines in good faith (after consultation with its outside legal counsel) that failure to make a recommendation change would be inconsistent with the directors’ fiduciary duties to Smith stockholders under applicable law; and

•	before taking any such action, Smith gives Schlumberger three business days written notice.

The term “superior proposal” means any bona fide written acquisition proposal for or in respect of at least a majority of the outstanding shares of Smith common stock or all or substantially all of Smith’s and its subsidiaries’ assets (1) on terms that the Smith board of directors determines in its good faith judgment (after consultation with a financial advisor of nationally recognized reputation) are more favorable to Smith and its stockholders than the merger and (2) that constitutes a transaction that is reasonably likely to be consummated on the terms so proposed, taking into account all legal, financial, regulatory and other aspects of such proposal.

A “recommendation change” would occur if the Smith board of directors fails to make, withdraws, modifies or qualifies, or proposes publicly to withhold, withdraw, modify or qualify, in any manner adverse to Schlumberger or its affiliates, the merger or approval of the merger agreement, or approves, endorses, or recommends, or publicly proposes to approve, endorse or recommend, an acquisition proposal.

Coordination of Dividends. Smith will coordinate with Schlumberger to designate the record dates for Smith’s quarterly dividends to coincide with the record dates for Schlumberger’s quarterly dividends.

Rights Agreement. Prior to the effective time of the merger, the Smith board of directors will take any action necessary to prevent the merger and the merger agreement from causing the rights granted under Smith’s stockholder rights agreement from becoming exercisable. Smith may extend the expiration of its stockholder rights agreement, or replace the plan prior to its expiration, and will do so upon Schlumberger’s request. On June 8, 2010, Smith amended its stockholder rights agreement at Schlumberger’s request to extend the expiration date of the rights to May 31, 2011.

Indemnification. After the effective time of the merger, Schlumberger and the surviving corporation will (1) indemnify each director, officer or employee of Smith or its subsidiaries against all expenses and liability reasonably incurred as a result of such person’s service to Smith or its subsidiaries, to the fullest extent permitted by law, and (2) advance expenses incurred to the same extent.

Prior to the effective time of the merger, Smith may purchase a tail directors’ and officers’ liability insurance policy for at least six years after the effective time of the merger. If Smith does not purchase such a policy, then for a period of six years after the effective time of the merger, the surviving corporation will maintain directors’ and officers’ liability insurance policies with terms substantially no less advantageous to the indemnified parties than Smith’s existing policies. The surviving corporation will not be required to spend more than 300% of what Smith currently spends to maintain current insurance coverage.

Filings. Each of Schlumberger and Smith has agreed to:

•	make its respective required filings under the HSR Act, the EC Merger Regulation and any other competition laws;

•

use its reasonable best efforts to cooperate with the other party to determine which filings, consents, approvals, permits and authorizations are required to be made or obtained from any governmental entity prior to the effective time of the merger, and to timely make such filings;

•

promptly notify the other party of any communication concerning the merger agreement or the merger from any governmental entity and to consult with and permit the other party to review in advance any proposed communication concerning the merger agreement or the merger to any governmental entity;

•

not agree to participate in any meeting or substantive discussion with any governmental entity related to any filings or investigation concerning the merger agreement or the merger unless it consults with the other party in advance and, unless prohibited by the governmental entity, invites the other party to attend;

•	furnish to the other party draft copies prior to submission of all correspondence, filings and communications that it intends to submit to any governmental entity;

•

furnish to the other party such necessary information and reasonable assistance as such other party may reasonably request in connection with its preparation of necessary filings, registrations or submissions of information to any governmental entity; and

•	deliver to the other party’s outside counsel complete copies of all documents furnished to any governmental entity as part of any filing.

The parties have also agreed that Schlumberger will be entitled to direct the antitrust defense of the transaction contemplated by the merger agreement or litigation by or negotiations with any governmental entity.

Under the terms of the merger agreement, Schlumberger has the right, but not the obligation, to oppose by refusing to consent, through litigation or otherwise any divestitures, hold-separate restrictions or other restrictions demanded by an antitrust regulator. Schlumberger is required to agree to take all actions demanded by an antitrust regulator in order to resolve any objections to the merger (including divestitures, hold-separate restrictions or other restrictions) if doing so would not exceed a specified threshold, which is referred to as the detriment limit. The detriment limit would be exceeded if the required divestitures or hold-separate restrictions affect assets other than (1) the W-H Energy Services business and corresponding Schlumberger operations and (2) other assets accounting for Schlumberger or Smith revenues of not more than $190 million in 2009, excluding from such calculation any W-H Energy Services operations and Smith’s Wilson business unit. In calculating revenue of Schlumberger or Smith for purposes of the detriment limit, the lower of Schlumberger’s or Smith’s revenues from the overlapping assets, business or product line will be used, regardless of which overlapping assets, business or product line Schlumberger actually divests or holds separate. If the merger has not occurred on or before the termination date due to the failure to obtain regulatory clearances, or if an order, decree or ruling permanently prohibits the merger, the merger agreement may be terminated (subject in some circumstances to payment of a termination fee). Please see “The Merger Agreement—Termination, Amendment and Waiver” for more information on the termination date and termination fee.

Employee Matters. After the effective time of the merger, Schlumberger and its subsidiaries will honor all Smith benefit plans and compensation arrangements in accordance with their terms as in effect immediately prior to the effective time of the merger. For a period of one year after the effective time of the merger, Schlumberger will provide to each current and former employee of Smith and its subsidiaries:

•

compensation and benefits that are no less favorable, in the aggregate, than the compensation and benefits provided to each such employee immediately prior to the effective time of the merger, excluding for purposes of comparison any equity-based compensation (so long as Schlumberger provides equity compensation substantially comparable to similarly situated employees of Schlumberger);

•

severance benefits to terminated employees in accordance with the applicable severance plans and arrangements of Smith in effect immediately prior to the effective time of the merger with full service credit for years of service with Smith and its subsidiaries; and

•

for those Smith employees who are eligible for retiree welfare benefits immediately prior to the effective time of the merger, retiree welfare benefits that are no less favorable than those provided pursuant to the arrangements of Smith in effect immediately prior to the effective time of the merger.

For purposes of vesting, eligibility to participate and benefit accrual (other than for purposes of benefit accrual under any defined benefit pension plan, severance plan or eligibility under a retiree welfare plan sponsored by Schlumberger or its subsidiaries) under the employee benefit plans of Schlumberger, Smith employees will be credited with their years of service with Smith prior to the effective time of the merger to the same extent the Smith employee was entitled to such credited service prior to the effective time of the merger under the corresponding Smith plans. Following the first anniversary of the effective time of the merger, Smith employees will be treated as new hires as of the effective time of the merger in any retiree medical arrangement made available to them by Schlumberger. Over the four-year period commencing on the first anniversary of the effective time of the merger, the severance benefits of Smith employees will transition to the Schlumberger severance plan. Specifically, between the first and third anniversary of the effective time of the merger, Smith employees will be eligible for severance based on the sum of the amounts payable under the Smith severance plan (with respect to service prior to the effective time of the merger) and the Schlumberger severance plan (with respect to service on or after the effective the of the merger). From and after the third anniversary of the effective time of the merger, Smith employees will be transitioned over a two-year period to severance based on full past service credit under a Schlumberger severance plan, with full past service credit in place as of the fifth anniversary of the effective time of the merger.

Smith employees will be eligible to participate in the surviving corporation’s medical, dental, pharmaceutical and/or vision plans without any waiting period or pre-existing condition exclusions, except to the extent such waiting period or exclusion applied in the applicable Smith plan. Smith employees will receive credit for amounts paid under the Smith medical plans in the year in which the merger occurs for satisfying deductibles, coinsurance and maximum out of pocket requirements under the surviving corporation’s plans.

During the period prior to the effective date of the merger, Smith may set and pay performance-based short-term incentive bonuses in the ordinary course of business consistent with past practice. If a short-term incentive bonus participant incurs a severance-qualifying termination prior to the end of the performance period, such participant shall receive a pro-rata bonus to be paid at the same time the bonus for the performance period is generally paid.

Schlumberger agreed to consider in good faith, and to consult with Smith in good faith in respect of, design alternatives with respect to equitable treatment under (x) the retiree medical programs of Schlumberger of Smith employees who have turned 40 prior to the effective time of the merger, and (y) the defined benefit pension plans of Schlumberger of Smith employees who were previously employed by Schlumberger participated in such plans.

Schlumberger and Smith acknowledge that a change in control will occur for purposes of Smith’s benefit plans at the time of the merger.

Under the merger agreement, Smith may establish a retention program with a retention pool of up to $50 million for Smith employees who are not executive officers. The parties have since agreed to increase the maximum size of this pool to approximately $58.3 million. Retention bonuses will be allocated by Smith’s CEO in consultation with Schlumberger’s CEO. Half of each employee’s award generally will be payable at the effective time of the merger, and half will be payable on the first anniversary of such date. Forfeited retention awards may be reallocated to other employees. In addition, Smith may establish a retention program for Smith executive officers or employees with change of control agreements with a retention pool of up to $16 million. Any such retention bonuses will be allocated by Smith’s lead independent director in consultation with Schlumberger’s CEO. All amounts payable under the executive officer pool will be payable at the effective time of the merger.

Reorganization. Schlumberger and Smith have agreed not to take any action that would (1) prevent the merger from qualifying as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code or (2) cause the stockholders to recognize gain pursuant to Section 367(a) of the Internal Revenue Code.

Reasonable Best Efforts. Schlumberger and Smith have agreed to use their reasonable best efforts to take all actions and to assist and cooperate to promptly consummate the merger, including the obtaining of authorizations, clearances, consents and approvals from governmental entities or third parties, the defending of lawsuits challenging the merger, the delivery of officer’s certificates to tax counsel to support any tax opinion, and the execution and delivery of additional instruments necessary to consummate the merger.

Listing Application. Schlumberger will use its reasonable best efforts to cause the shares of Schlumberger common stock to be issued in the merger and to be reserved for issuance upon exercise of options on Smith common stock to be approved for listing on the NYSE, subject to official notice of issuance, prior to the effective time of the merger.

Inspection. Until the effective time of the merger, each party to the transaction has agreed to allow designated officers, attorneys, accountants and other representatives of the other party access to the records and files, correspondence, audits and properties, as well as to all information relating to commitments, contracts, titles and financial position, or otherwise pertaining to its business and affairs.

Publicity. Schlumberger and Smith have agreed to consult with each other before issuing any press release or public statement with respect to the merger. In addition, neither Schlumberger nor Smith will issue any press release or otherwise make any public statement or disclosure concerning the other party or the other party’s business, financial condition or results of operations without the consent of the other party.

Stockholder Litigation. Smith has agreed to give Schlumberger the opportunity to participate in the defense or settlement of any stockholder litigation against Smith and/or its directors or officers relating to the transactions contemplated by the merger agreement. Smith has further agreed that it will not settle or offer to settle any litigation against Smith or any of its directors or officers by any stockholder of Smith relating to the merger without the prior written consent of Schlumberger (not to be unreasonably withheld, conditioned or delayed).

Conditions to the Merger

The respective obligations of each party to effect the merger will be subject to the fulfillment of the following conditions on or prior to the closing date:

•	the adoption of the merger agreement by Smith’s stockholders;

•

(1) the termination or expiration of any waiting period under the HSR Act and (2) the issuance by the European Commission of a decision under the EC Merger Regulation declaring the merger compatible with the common market;

•

the expiration, lapse or termination of all applicable waiting or other time periods under antitrust laws in other specified jurisdictions, except as would not reasonably be expected to have a material adverse effect;

•

the absence of any judgment, injunction, order or decree of any governmental authority in the United States, the European Union or other specified jurisdictions prohibiting or enjoining the consummation of the merger;

•

the effectiveness of the registration statement of which this proxy statement/prospectus is a part, and the absence of any stop order or proceeding seeking a stop order relating to such effectiveness; and

•	the approval for listing on the NYSE of the Schlumberger common stock to be issued pursuant to the merger.

Additional Conditions to the Obligations of Smith. Unless waived by Smith, the obligation of Smith to effect the merger is subject to the satisfaction on or prior to the closing date of the following additional conditions:

•

performance in all material respects by each of Schlumberger and Merger Sub of its respective covenants and agreements required to be performed by it under the merger agreement at or prior to the closing date;

•

certain representations and warranties of Schlumberger and Merger Sub contained in the merger agreement that are qualified as to a material adverse effect being true and correct as of the date of the merger agreement and as of the closing date;

•

other representations and warranties of Schlumberger and Merger Sub contained in the merger agreement that are not qualified as to a material adverse effect being true and correct as of the date of the merger agreement and as of the closing date, except where the failure of any such representations and warranties to be so true and correct would not, individually or in the aggregate, have a material adverse effect;

•	receipt by Smith of a certificate signed on behalf of Schlumberger by an executive officer to the effect that the conditions specified in the preceding three bullets have been satisfied; and

•

receipt of an opinion by Smith from its counsel, in form and substance reasonably satisfactory to Smith, dated as of the closing date, to the effect that for federal income tax purposes (1) the merger will be treated as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and (2) each transfer of Smith stock to Schlumberger by a stockholder of Smith pursuant to the merger (other than certain 5% shareholders of Schlumberger) will not be subject to Section 367(a)(1) of the Internal Revenue Code.

Additional Conditions to the Obligations of Schlumberger. Unless waived by Schlumberger, the obligations of Schlumberger and Merger Sub to effect the merger are subject to the satisfaction on or prior to the closing date of the following additional conditions:

•	performance in all material respects by Smith of all of its covenants and agreements required to be performed by it under the merger agreement at or prior to the closing date;

•

certain representations and warranties of Smith contained in the merger agreement that are qualified as to a material adverse effect being true and correct as of the date of the merger agreement and as of the closing date;

•

other representations and warranties of Smith contained in the merger agreement that are not qualified as to a material adverse effect being true and correct as of the date of the merger agreement and as of the closing date, except where the failure of any such representations and warranties to be so true and correct would not, individually or in the aggregate, have a material adverse effect;

•	receipt by Schlumberger of a certificate signed on behalf of Smith by an executive officer to the effect that the conditions specified in the preceding three bullets have been satisfied; and

•

the receipt of an opinion by Schlumberger from its counsel, in form and substance reasonably satisfactory to Schlumberger, dated as of the closing date, to the effect that for federal income tax purposes (1) the merger will be treated as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and (2) each transfer of Smith stock to Schlumberger by a stockholder of Smith pursuant to the merger (other than certain 5% shareholders of Schlumberger) will not be subject to Section 367(a)(1) of the Internal Revenue Code.

Termination, Amendment and Waiver

Termination. The merger agreement may be terminated at any time prior to the effective time of the merger, notwithstanding the adoption of the merger agreement by Smith’s stockholders:

•	by mutual written agreement of Schlumberger and Smith;

•	by either Schlumberger or Smith if:

•

the merger has not occurred on or before the “termination date,” February 21, 2011, which termination date may, if certain other conditions are satisfied and at the option of either Schlumberger or Smith, be extended to a date not later than May 31, 2011; however, neither party may terminate the merger agreement under this provision if that party’s breach of any provision of the merger agreement has been the cause of, or resulted in, the failure of the merger to occur on or before the termination date;

•	the Smith stockholders do not adopt the merger agreement at the annual meeting or any adjournment or postponement of the annual meeting; or

•

a court of competent jurisdiction in the United States, the European Union or other specified jurisdictions has issued a final, nonappealable order, decree or ruling permanently restraining, enjoining or otherwise prohibiting the merger;

•	by Smith if:

•

Schlumberger is in breach of the merger agreement such that the conditions set forth in the merger agreement would not be satisfied and such breach is not curable prior to the termination date; provided, that Smith will have no right to terminate the merger agreement under this provision if Smith is then similarly in breach of the merger agreement; or

•

Smith has received an acquisition proposal that Smith’s board of directors determines in good faith to be a superior proposal and reasonably likely to be consummated and, after giving Schlumberger at least three business days’ notice of its intent to terminate the agreement (and at least two business days’ notice following any change to the financial terms of such proposal), resolves to accept such proposal and pay the termination fee described below; or

•	by Schlumberger if:

•

Smith is in breach of the merger agreement such that the conditions set forth in the merger agreement would not be satisfied and such breach is not curable prior to the termination date; provided, that Schlumberger will have no right to terminate the merger agreement under this provision if Schlumberger is then similarly in breach of the merger agreement; or

•	the Smith board of directors fails to recommend the merger to Smith stockholders or withdraws, modifies or qualifies (or publicly proposes to do any of the foregoing) its recommendation.

Fees and Expenses. The merger agreement provides for the payment of termination fees by one party to the other if the agreement is terminated in specified circumstances.

Smith will be obligated to pay Schlumberger a $340 million termination fee (net of any expense reimbursement as described below) if:

•	either party terminates the merger agreement because Smith’s stockholder approval is not obtained and:

•	prior to such time there is a publicly announced or disclosed acquisition proposal by another bidder that has not been withdrawn; and

•	within one year after the date of termination, Smith enters into a definitive agreement with respect to, or consummates, an acquisition proposal;

•	Smith terminates the merger agreement prior to obtaining the approval of Smith’s stockholders in order to enter into an agreement providing for a superior proposal; or

•	the Smith board of directors fails to recommend its approval of the merger or withdraws, modifies or qualifies (or publicly proposes to do any of the foregoing) its recommendation.

Schlumberger will be obligated to pay Smith a $615 million termination fee if the merger agreement is terminated by Smith or Schlumberger as a result of an order, decree, ruling or other action prohibiting the merger under certain antitrust or competition laws or because the merger has not been consummated on or before the termination date, and all other conditions to the merger (except for those that, by their nature, cannot be satisfied until closing) have been satisfied or waived as of the date of such termination.

The merger agreement provides that all expenses incurred by the parties will be borne by the party that has incurred such expenses; however, Smith will be required to reimburse Schlumberger for its expenses of up to $10 million if:

•

the agreement is terminated because Smith’s stockholders do not adopt the merger agreement at the annual meeting or any adjournment or postponement of the annual meeting, and no termination fee is yet payable by Smith, and

•	the merger agreement is terminated by Schlumberger because Smith has willfully and materially breached the agreement.

If the merger agreement is terminated by Smith because Schlumberger has willfully and materially breached the merger agreement, then Schlumberger will reimburse Smith for its expenses of up to $10 million.

Amendment. The merger agreement may be amended in writing at any time by action of the parties’ respective boards of directors. However, if the merger agreement has been approved by Smith’s stockholders, then no amendment can be made that by law requires the further approval of stockholders without receipt of such further approval.

Waiver. At any time prior to the effective time of the merger, each of Schlumberger and Smith may:

•	extend the time for the performance of any obligations of the other party;

•	waive any inaccuracies in the representations and warranties of the other party; and

•	waive compliance with any agreement or condition for the benefit of that party.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The unaudited pro forma condensed combined statements of income for the three months ended March 31, 2010 and for the year ended December 31, 2009 combines the historical consolidated statements of income of Schlumberger and Smith, giving effect to the merger as if it had occurred on January 1, 2009. The unaudited pro forma condensed combined balance sheet as of March 31, 2010 combines the historical consolidated balance sheets of Schlumberger and Smith, giving effect to the merger as if it had occurred on March 31, 2010. The historical consolidated financial information has been adjusted in the unaudited pro forma condensed combined financial statements to give effect to pro forma events that are (1) directly attributable to the merger, (2) factually supportable, and (3) with respect to the statement of income, expected to have a continuing impact on the combined results. The unaudited pro forma condensed combined financial information should be read in conjunction with the accompanying notes to the unaudited pro forma condensed combined financial statements. In addition, the unaudited pro forma condensed combined financial information was based on and should be read in conjunction with the:

•

Separate historical financial statements of Schlumberger as of and for the year ended December 31, 2009 and the related notes included in Schlumberger’s Annual Report on Form 10-K for the year ended December 31, 2009, which is incorporated by reference into this proxy statement/prospectus;

•

Separate historical financial statements of Smith as of and for the year ended December 31, 2009 and the related notes included in Smith’s Annual Report on Form 10-K for the year ended December 31, 2009, which is incorporated by reference into this proxy statement/prospectus;

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Separate historical financial statements of Schlumberger as of and for the three months ended March 31, 2010 and the related notes included in Schlumberger’s Quarterly Report on Form 10-Q for the period ended March 31, 2010, which is incorporated by reference in this proxy statement/prospectus; and

•

Separate historical financial statements of Smith as of and for the three months ended March 31, 2010 and the related notes included in Smith’s Quarterly Report on Form 10-Q for the period ended March 31, 2010, which is incorporated by reference in this proxy statement/prospectus.

The unaudited pro forma condensed combined financial information has been presented for informational purposes only. The pro forma information is not necessarily indicative of what the combined company’s financial position or results of operations actually would have been had the merger been completed as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company.

The unaudited pro forma condensed combined financial information has been prepared using the acquisition method of accounting under U.S. generally accepted accounting principles, and the regulations of the SEC. All material transactions between Schlumberger and Smith during the periods presented in the unaudited pro forma condensed combined financial statement have been eliminated. Schlumberger has been treated as the acquirer in the merger for accounting purposes. The acquisition accounting is dependent upon certain valuations and other studies that have yet to commence or progress to a stage where there is sufficient information for a definitive measurement. Accordingly, the pro forma adjustments are preliminary and have been made solely for the purpose of providing this unaudited pro forma condensed combined financial information. Differences between these preliminary estimates and the final acquisition accounting will occur, and these differences could have a material impact on the accompanying unaudited pro forma condensed combined financial statements and the combined company’s future results of operations and financial position.

The unaudited pro forma condensed combined financial information does not reflect any cost savings, operating synergies or revenue enhancements that the combined company may achieve as a result of the merger, the costs to integrate the operations of Schlumberger and Smith, or the costs necessary to achieve these cost savings, operating synergies and revenue enhancements.

SCHLUMBERGER LIMITED AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of March 31, 2010

(In millions)

	Schlumberger	Smith	Pro Forma Adjustments		Pro Forma Combined
ASSETS
Current Assets
Cash and short-term investments	$4,203	$548			$4,751
Receivables, net	5,972	1,918	$(50)	(A)	7,840
Inventories	1,851	1,824	290	(B)	3,965
Deferred taxes	154	72			226
Other current assets	885	144			1,029

	13,065	4,506	240		17,811

Fixed Income Investments, held to maturity	708				708
Investments in Affiliated Companies	2,360	87	(1,446)	(C)	1,001
Fixed Assets, net	9,545	1,922	150	(D)	11,617
Multiclient Seismic Data	333				333
Goodwill	5,397	3,075	(3,075)	(E)	11,108
			5,711	(F)
Intangible Assets	840	593	(593)	(G)	6,465
			5,625	(H)
Deferred Taxes	301				301
Other Assets	334	220			554

	$32,883	$10,403	$6,612		$49,898

LIABILITIES AND EQUITY
Accounts payable and accrued liabilities	$4,705	$989	$(50)	(A)	$5,724
			80	(I)
Estimated liability for taxes on income	865	90			955
Dividend payable	250	30			280
Convertible debentures	299				299
Short-term borrowings and current portion of long-term debt	635	486			1,121

	6,754	1,595	30		8,379

Long-term Debt	4,052	1,317	322	(J)	5,691
Postretirement Benefits	1,623				1,623
Deferred Tax Liabilities		506	(289)	(K)	2,265
			2,010	(L)
			38	(M)
Other Liabilities	915	152			1,067

	13,344	3,570	2,111		19,025

Equity
Common stock	4,841	2,987	(2,987)	(N)	14,743
			9,902	(O)
Treasury stock	(5,221)	(484)	484	(N)	(5,221)
Retained earnings	22,440	2,907	(2,907)	(N)	23,715
			(80)	(I)
			1,355	(M)
Accumulated other comprehensive income/(loss)	(2,632)	6	(6)	(N)	(2,609)
			23	(M)

Schlumberger/Smith stockholders’ equity	19,428	5,416	5,784		30,628
Noncontrolling interests	111	1,417	(1,283)	(P)	245

	19,539	6,833	4,501		30,873

	$32,883	$10,403	$6,612		$49,898

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

SCHLUMBERGER LIMITED AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

For the three months ended March 31, 2010

(In millions, except per share amounts)

	Schlumberger	Smith	Reclassifications (AA)	Pro Forma Adjustments		Pro Forma Combined
Revenue	$5,598	$2,138		$(55	)(BB)	$7,681
Interest and other income	64	1	$7	(30	)(CC)	42
Expenses:
Cost of revenue	4,343	1,547	377	(55	)(BB)	6,261
				(14	)(DD)
				60	(EE)
				3	(FF)
Research & engineering	207		37			244
General & administrative	144		44			188
Selling, general & administrative		466	(466)
Merger & integration	35	—	15	(32	)(GG)	18
Interest	45	38		(11	)(HH)	72

Income from Continuing Operations before taxes	888	88	—	(36)		940
Taxes on income	214	41		7	(CC)	249
				(13	)(II)

Income from Continuing Operations	674	47	—	(30)		691
Income attributable to noncontrolling interests	(2)	(35)		37	(CC)	—

Income from Continuing Operations Attributable to Schlumberger/Smith	$672	$12	$—	$7		$691

Income from continuing operations per share attributable to Schlumberger/Smith:
Basic earnings per share	$0.56	$0.05				$0.50
Diluted earnings per share	$0.56	$0.05				$0.50

Average shares outstanding:
Basic	1,195	248				1,371	(JJ)
Assuming dilution	1,215	250				1,391	(JJ)

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

SCHLUMBERGER LIMITED AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

For the year ended December 31, 2009

(In millions, except per share amounts)

	Schlumberger	Smith	Reclassifications (AA)	Pro Forma Adjustments		Pro Forma Combined
Revenue	$22,702	$8,218		$(209	)(BB)	$30,711
Interest and other income	273	3	$27	(131	)(CC)	172
Expenses:
Cost of revenue	17,483	5,969	1,321	(209	)(BB)	24,760
				(52	)(DD)
				238	(EE)
				10	(FF)
Research & engineering	802		141			943
General & administrative	535		216			751
Selling, general & administrative		1,651	(1,651)
Interest	221	150		(45	)(HH)	326

Income from Continuing Operations before taxes	3,934	451	—	(282)		4,103
Taxes on income	770	139		19	(CC)	875
				(53	)(II)

Income from Continuing Operations	3,164	312	—	(248)		3,228
Income attributable to noncontrolling interests	(8)	(164)		150	(CC)	(22)

Income from Continuing Operations Attributable to Schlumberger/Smith	$3,156	$148	$—	$(98)		$3,206

Income from continuing operations per share attributable to Schlumberger/Smith:
Basic earnings per share	$2.63	$0.67				$2.33
Diluted earnings per share	$2.61	$0.66				$2.31

Average shares outstanding:
Basic	1,198	222				1,374	(JJ)
Assuming dilution	1,214	223				1,390	(JJ)

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

Note 1: Description of Transaction

On February 21, 2010, Schlumberger and Smith entered into a merger agreement pursuant to which, subject to the terms and conditions set forth in the merger agreement, Smith will become a wholly owned subsidiary of Schlumberger. At the effective time of the merger, shares of Smith common stock issued and outstanding immediately prior to the effective time of the merger will be converted into the right to receive 0.6966 shares of Schlumberger common stock, with cash paid in lieu of fractional shares.

At the effective time of the merger, each outstanding option to purchase Smith common stock will be converted pursuant to the merger agreement into a stock option to acquire shares of Schlumberger common stock on the same terms and conditions as were in effect immediately prior to the completion of the merger. The number of shares of Schlumberger common stock underlying each converted Smith stock option will be determined by multiplying the number of shares of Smith common stock underlying such Smith stock options by the 0.6966 exchange ratio, and rounding down to the nearest whole share. The exercise price per share of each converted Smith stock option will be determined by dividing the per share exercise price of such stock option by the 0.6966 exchange ratio, and rounding up to the nearest whole cent (each option, as so adjusted, an “adjusted option”).

Smith stock options, whether or not then vested and exercisable, will become fully vested and exercisable (except for options granted between the date of the merger agreement and closing, which will not automatically vest) and assumed by Schlumberger at the effective date of the merger in accordance with preexisting change-in-control provisions. Smith stock options granted between the date of the merger agreement and closing will continue to vest and become exercisable for Schlumberger common stock according to their original terms, subject to the adjustments described in the paragraph above. The fair value of the adjusted options, whether vested or unvested, will be recorded as part of the purchase consideration transferred, to the extent that pre-acquisition services have been rendered. The remainder of the fair value of the unvested options, if any, will be recorded as compensation expense over the future vesting period in the periods following the merger completion date.

At the effective time of the merger, Smith restricted stock units, whether or not then vested, will become fully vested (except for grants between the date of the merger agreement and closing, which will not automatically vest) and converted into shares of Schlumberger common stock in connection with the merger, in an amount determined by multiplying the number of shares of Smith common stock subject to each award by the 0.6966 exchange ratio, rounded to the nearest whole share (assuming, in the case of performance-based Smith restricted stock unit awards, the deemed attainment of the performance goals under the award at the target level). To the extent the fair value is attributable to pre-acquisition services, it will be recorded as part of the purchase consideration transferred, and the remainder, if any, will be recorded as compensation expense over the future vesting period in the periods following the merger completion date.

Note 2: Basis of Presentation

The merger is reflected in the unaudited pro forma condensed combined financial statements as being accounted for under the acquisition method of accounting. Under the acquisition method, the total estimated purchase price as described in Note 3 will be measured at the closing date of the merger using the market price of Schlumberger common stock at that time. Therefore, this may result in a per-share equity value that is different from that assumed for purposes of preparing these unaudited pro forma condensed combined financial statements. The assets and liabilities of Smith have been measured at fair value based on various preliminary estimates using assumptions that Schlumberger management believes are reasonable utilizing information currently available. Use of different estimates and judgments could yield materially different results. There are limitations on the type of information that can be exchanged between Schlumberger and Smith at this time. Until the merger is complete, Schlumberger will not have complete access to all relevant information.

The process for estimating the fair values of identifiable intangible assets and certain tangible assets requires the use of significant estimates and assumptions, including estimating future cash flows. The excess of the purchase price over the estimated amounts of identifiable assets and liabilities of Smith as of the effective date of the merger will be allocated to goodwill. The purchase price allocation is subject to finalization of Schlumberger’s analysis of the fair value of the assets and liabilities of Smith as of the effective date of the merger. Accordingly, the purchase price allocation in the unaudited pro forma condensed combined financial statements is preliminary and will be adjusted upon completion of the final valuation. Such adjustments could be material.

In accordance with the SEC’s rules and regulations, the unaudited pro forma condensed combined financial statements do not reflect any cost savings, operating synergies or revenue enhancements that the combined company may achieve as a result of the merger or the costs to integrate the operations of Schlumberger and Smith or the costs necessary to achieve these cost savings, operating synergies and revenue enhancements.

Upon completion of the merger, Schlumberger will perform a detailed review of Smith’s accounting policies. As a result of that review, Schlumberger may identify differences between the accounting policies of the two companies that, when conformed, could have a material impact on the consolidated financial statements of the combined company.

Certain reclassifications have been made to the historical presentation of Smith to conform to the presentation used in the unaudited pro forma condensed combined statement of income. Upon consummation of the merger, further review of Smith’s financial statements may result in additional revisions to Smith’s classifications to conform to Schlumberger’s presentation.

Note 3: Estimate of Consideration Expected to be Transferred

The following is a preliminary estimate of the consideration expected to be transferred to effect the acquisition of Smith.

(In millions, except exchange ratio and per share amounts)
Number of shares of Smith common stock outstanding as of March 31, 2010	248
Number of Smith unvested restricted stock units outstanding as of March 31, 2010	4

252
Multiplied by the exchange ratio	0.6966

Equivalent new Schlumberger shares of common stock to be issued	176
Schlumberger common stock share price on May 28, 2010	$56.15

Common stock equity consideration	$9,882
Fair value of Schlumberger equivalent stock options to be issued (a)	$20

Estimate of consideration expected to be transferred (b)	$9,902

(a)	Generally accepted accounting principles require that the fair value of replacement stock option awards attributable to pre-merger services be included in the consideration transferred. The fair value of the Schlumberger equivalent stock options was estimated as of May 28, 2010 using the Black-Scholes valuation model utilizing the following assumptions:

Stock price	$56.15
Post-conversion exercise price	$16.87-$55.68
Expected volatility	37%
Dividend yield	1.25%
Risk-free interest rate	0.40%
Expected term	1 year
Black-Scholes weighted average fair value per option	$27.36

(b)	The estimated consideration expected to be transferred reflected in these unaudited pro forma condensed combined financial statements does not purport to represent what the actual consideration transferred will be when the merger is completed. The fair value of equity securities issued as part of the consideration transferred is required to be measured on the closing date of the merger at the then-current market price. This requirement will likely result in a per-share equity component different from what has been assumed in these unaudited pro forma condensed combined financial statements and that difference may be material.

Assuming a $1.00 change in Schlumberger’s closing common stock price, the estimated consideration transferred would increase or decrease by approximately $176 million, which would be reflected in these unaudited pro forma condensed combined financial statements as an increase or decrease to goodwill. Furthermore, for every 10% change in Schlumberger’s stock price, the estimated consideration transferred would increase or decrease by approximately $1.0 billion, which would result in a corresponding increase or decrease in goodwill.

Note 4: Estimate of Assets to be Acquired and Liabilities to be Assumed

The following is a preliminary estimate of the assets to be acquired and the liabilities to be assumed by Schlumberger in the merger, reconciled to the estimate of consideration expected to be transferred (in millions):

Book value of net assets acquired at March 31, 2010		$6,833
Less: Smith noncontrolling interest balance relating to M-I SWACO		(1,283)
Less: Smith historical goodwill		(3,075)
Less: Smith historical intangible assets		(593)
Add: Smith historical deferred tax liabilities relating to intangible assets		289
Less: Surviving postcombination noncontrolling interests		(134)

Adjusted book value of net assets acquired		2,037
Fair value adjustments to:
Increase the value of inventory	$290
Increase the value of fixed assets	150
Intangible assets	5,625
Increase the book value of long-term debt	(322)
Deferred tax liabilities	(2,010)
Goodwill	5,711

Total fair value adjustments		9,444
Gain on investment in affiliate		(1,416)
Other		(163)

Estimate of consideration expected to be transferred		$9,902

The following is a discussion of the adjustments made to Smith’s assets and liabilities in connection with the preparation of these unaudited pro forma condensed combined financial statements.

Inventory: The estimated adjustment to write up inventories to fair value is comprised of two components, approximately $115 million for inventories carried at FIFO cost and $175 million for inventories carried at LIFO cost. With regard to the $115 million adjustment to FIFO inventories, cost of revenue will reflect this increased valuation as this inventory is sold. Accordingly, Schlumberger margins will be temporarily reduced in the initial periods subsequent to merger. With regard to the $175 million adjustment to LIFO inventories, such adjustment will only be reflected in cost of revenues when Schlumberger begins to liquidate this new LIFO layer. The impact of both of these inventory adjustments is not reflected in the unaudited pro forma condensed combined statement of income because they will not have a continuing impact.

Fixed Assets: For purposes of these unaudited pro forma condensed combined financial statements, Schlumberger has estimated that the fair value adjustment to increase fixed assets to their fair value would approximate $150 million. This estimate of fair value is preliminary and subject to change once Schlumberger has sufficient information as to the specific types, nature, age, condition and location of Smith’s fixed assets.

Intangible Assets: The fair value of identifiable intangible assets is determined primarily using the “income approach,” which requires a forecast of all of the expected future cash flows either through the use of the relief-from-royalty method or the multi-period excess earnings method. Some of the more significant assumptions inherent in the development of intangible asset values include: the amount and timing of projected future cash flows, the discount rate selected to measure the risks inherent in the future cash flows, and the assessment of the asset’s life cycle, as well as other factors. However, for purposes of these unaudited pro forma condensed combined financial statements, using certain high-level assumptions, the fair value of the identifiable intangible assets, the related amortization expense and their weighted-average useful lives have been estimated as follows:

			Amortization Expense
	Estimated Fair Value	Weighted Average Estimated Useful Life	Year Ended December 31, 2009	Three Months Ended March 31, 2010
	(in millions)	(in years)	(in millions)	(in millions)
Customer Relationships	$2,470	28.5	$87	$22
Technology / Technical Know-How	2,300	18.8	122	31
Tradenames / Trademarks	855	30.0	29	7

	$5,625		$238	$60

These preliminary estimates of fair value and estimated useful life will likely be different from the final acquisition accounting, and the difference could have a material impact on the accompanying unaudited pro forma condensed combined financial statements. A 10% change in the valuation of intangible assets would cause a corresponding increase or decrease in annual amortization expense of approximately $20 million, assuming an overall weighted-average useful life of 24 years. Once Schlumberger has full access to the specifics of Smith’s intangible assets, additional insight will be gained that could impact: (i) the estimated total value assigned to intangible assets and (ii) the estimated weighted average useful life of each category of intangible assets. The estimated intangible asset values and their useful lives could be impacted by a variety of factors that may become known to Schlumberger only upon access to the additional information and/or changes in such factors that may occur prior to the effective time of the merger.

Long-term debt: The carrying value of Smith’s long-term debt will be remeasured to its fair value as of the closing of the merger. The ultimate adjustment of the fair value of long-term debt may vary significantly at the merger completion date based on market conditions at that time.

Deferred tax liabilities: As of the effective date of the merger, adjustments will be made for deferred taxes as part of the accounting for the acquisition. This adjustment reflects the estimated deferred tax liability impact of the acquisition on the balance sheet, primarily relating to estimated fair value adjustments for acquired inventory, fixed assets, intangible assets and long-term debt. For purposes of these unaudited pro forma condensed combined financial statements, deferred taxes are provided at the 35% U.S. federal statutory income tax rate.

Gain on investment in affiliate: Represents a pro forma adjustment to record Schlumberger’s gain as a result of remeasuring its previously held equity interest in M-I SWACO, a drilling fluids joint venture that is 40% owned by Schlumberger and 60% owned by Smith. Generally accepted accounting principles require that an acquirer remeasure its previously held equity interest in an acquiree at its acquisition date fair value and recognize the resulting gain or loss in earnings. The gain is calculated based upon the acquisition date fair value of M-I SWACO, and will be impacted by transactional activity such as equity income and dividends, up until the date the merger is completed. Because this pro forma adjustment will not have a continuing impact, it is excluded from the unaudited pro forma condensed combined statement of income, but is reflected as an adjustment to goodwill and retained earnings in the unaudited pro forma condensed combined balance sheet.

Goodwill: Goodwill is calculated as the difference between the acquisition date fair value of the consideration expected to be transferred and the values assigned to the identifiable assets acquired and liabilities assumed. Goodwill is not amortized, but rather is subject to impairment testing on at least an annual basis.

Other: Represents a difference in basis between Smith’s noncontrolling interest balance relating to M-I SWACO and Schlumberger’s equity investment in M-I SWACO.

Note 5: Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

(A)	Reflects the elimination of accounts receivable and accounts payable in connection with Smith revenue relating to Schlumberger.

(B)	To adjust acquired inventory to an estimate of fair value. Schlumberger’s cost of revenue will reflect the increased valuation of Smith’s inventory as the acquired inventory is sold. This adjustment does not have a continuing impact on the combined operating results and as such, it is not included in the unaudited pro forma condensed combined statement of income.

(C)	To eliminate Schlumberger’s investment in M-I SWACO.

(D)	To adjust for the estimated differences between the carrying value and fair value of the fixed assets. See Note 4 for further details.

(E)	To eliminate Smith’s historical goodwill.

(F)	To record the estimated goodwill created as a result of this transaction. See Note 4 for detailed calculation.

(G)	To eliminate Smith’s historical intangible assets.

(H)	To record the estimated fair value of identifiable intangible assets. See Note 4 for further details.

(I)	Reflects an estimate of Schlumberger’s remaining merger-related transaction costs to be incurred, including advisory and legal fees as well as amounts relating to employee benefits such as change in control payments. These amounts will be expensed as incurred and are not reflected in the unaudited pro forma condensed combined statement of income because they will not have a continuing impact. No adjustment has been made for merger-related costs to be incurred by Smith, which are estimated to be approximately $55 million.

(J)	Reflects an adjustment to increase the carrying value of Smith’s long-term debt to its estimated fair value.

(K)	Represents an adjustment to eliminate deferred tax liabilities associated with Smith’s preacquisition intangible assets and goodwill.

(L)	The adjustment to deferred tax liabilities represents the estimated deferred tax liability based on the U.S. federal statutory tax rate of 35% multiplied by the fair value adjustments made to assets acquired and liabilities assumed, excluding goodwill, as calculated below:

Establish deferred tax liabilities (assets) for the following (in millions):
Identified intangible assets	$5,625
Increase in the basis of inventory	290
Increase in the basis of fixed assets	150
Increase in the basis of long-term debt	(322)

5,743
U.S. federal statutory tax rate	35%

$2,010

(M)	Represents the preliminary fair value adjustment associated with Schlumberger’s previously held equity interest in the M-I SWACO joint venture, resulting in an estimated after-tax gain of $1.378 billion, net of deferred taxes of $38 million. Because this adjustment will not have a continuing impact, it is excluded from the unaudited pro forma condensed combined statement of income. See Note 4 for further details.

(N)	Reflects adjustments to eliminate Smith’s historical equity balances.

(O)	To record merger consideration at fair value.

(P)	To eliminate Smith’s noncontrolling interest balance relating to the M-I SWACO joint venture with Schlumberger.

Note 6: Adjustments to Unaudited Pro Forma Condensed Combined Income Statement

(AA)	Certain reclassifications have been made to Smith’s historical statement of income to conform to Schlumberger’s presentation, primarily relating to selling and research and engineering expenses.

(BB)	Reflects the elimination of revenue and cost of revenue in connection with Smith sales to Schlumberger.

(CC)	Reflects the elimination of Schlumberger’s equity earnings relating to the M-I SWACO joint venture as well as Smith’s corresponding noncontrolling interest in the net income of the venture, respectively. This joint venture is structured as a partnership in the U.S. Smith consolidates the results of M-I SWACO and, as such, has reflected the pretax income of the entire joint venture (including the U.S. partnership), and has appropriately not recorded income taxes associated with Schlumberger’s 40% interest in the U.S. partnership. Therefore, an adjustment is required to reclassify these additional taxes which were previously reflected as a component of Schlumberger’s equity income.

(DD)	To eliminate Smith’s historical intangible asset amortization expense.

(EE)	Reflects amortization expense associated with intangible assets recorded in this transaction. See Note 4 for further details.

(FF)	Represents incremental depreciation expense associated with the estimated fair value adjustment related to Smith’s fixed assets over the estimated remaining useful life of 15 years.

(GG)	Reflects merger related advisory and legal fees incurred by both Schlumberger and Smith during the three months ended March 31, 2010 which do not have a continuing impact and therefore are not reflected in the unaudited pro forma condensed combined statement of income.

(HH)	Represents the amortization associated with the fair value adjustment to increase Smith’s fixed rate long-term debt, over the weighted-average remaining term of the obligations.

(II)	Schlumberger has assumed a 35% tax rate when estimating the tax impacts of the appropriate pro forma adjustments, which represents the U.S. federal statutory tax rate. The effective tax rate of the combined company could be significantly different from what is presented in these unaudited pro forma condensed combined financial statements for a variety of reasons, including post-merger activities.

The tax impact of the pro forma adjustments has been calculated as follows (in millions):

	Year Ended December 31, 2009	Three Months Ended March 31, 2010
Elimination of Smith's historical amortization expense	$(52)	$(14)
Amortization expense associated with intangible assets	238	60
Depreciation expense relating to fixed asset fair value adjustment	10	3
Amortization of debt fair value adjustment	(45)	(11)

Pro forma incremental expenses	151	38
U.S. federal statutory tax rate	35%	35%

Tax benefit relating to pro forma incremental expenses	$53	$13

(JJ)	Represents the adjusted weighted-average shares outstanding calculated as follows (in millions):

	Year Ended December 31, 2009		Three Months Ended March 31, 2010
	Basic	Assuming Dilution	Basic	Assuming Dilution
Schlumberger historical shares outstanding	1,198	1,214	1,195	1,215
New Schlumberger shares of common stock to be issued	176	176	176	176

	1,374	1,390	1,371	1,391

The dilutive effect of Smith stock options that will be converted into Schlumberger stock options is not significant.

COMPARISON OF STOCKHOLDER RIGHTS

As a result of the merger, holders of Smith common stock will become stockholders of Schlumberger, and the rights of the former stockholders of Smith will thereafter be governed by Schlumberger’s articles of incorporation and amended and restated bylaws and the Commercial Code of the Netherlands Antilles, which is referred to in this discussion as Netherlands Antilles law. The rights of Smith stockholders are currently governed by Smith’s restated certificate of incorporation and amended and restated bylaws and the Delaware General Corporation Law, which is referred to in this discussion as Delaware law.

The following summarizes certain differences between the current rights of Smith stockholders and the current rights of Schlumberger stockholders. These differences arise in part from the differences between Netherlands Antilles law and Delaware law. Additional differences arise from the governing instruments of the two companies.

Although it is impracticable to compare all of the aspects in which Netherlands Antilles law and Delaware law and Schlumberger’s and Smith’s governing instruments differ with respect to stockholder rights, the following discussion summarizes the material differences between them. This summary is not intended to be complete, and it is qualified in its entirety by reference to Netherlands Antilles law, Delaware law, Schlumberger’s articles of incorporation and amended and restated bylaws and Smith’s restated certificate of incorporation and amended and restated bylaws. You are encouraged to carefully read this entire proxy statement/prospectus, the relevant provisions of Netherlands Antilles law and Delaware law and the other documents to which Schlumberger and Smith refer in this proxy statement/prospectus for a more complete understanding of the differences between the rights of a Schlumberger stockholder and the rights of a Smith stockholder. Schlumberger and Smith have filed with the Securities and Exchange Commission their respective governing documents referenced in this comparison of shareholder rights. See “Where You Can Find More Information.”

	Smith Stockholder Rights	Schlumberger Stockholder Rights
Authorized Stock	The authorized capital stock of Smith consists of (a) 500,000,000 shares of Smith common stock and (b) 5,000,000 shares of preferred stock.	Schlumberger may issue (a) 3,000,000,000 shares of Schlumberger common stock and (b) 200,000,000 shares of preferred stock.

	Smith’s board of directors has the authority to issue shares of preferred stock in one or more classes or series and to fix (a) the designations, powers, preferences privileges, (b) the relative participating, optional or special rights and (c) the qualifications, limitations or restrictions, including dividend rights, conversion rights, voting rights, terms of redemption and liquidation preferences of any series of preferred stock.	Schlumberger’s board of directors has the authority to issue shares of preferred stock in one or more series and to fix (a) the designations, (b) the annual dividend rate on such series (subject to limitations on such rate set forth in Schlumberger’s articles of incorporation), (c) whether such dividends will be paid annually or in installments, (d) any rights of holders of such series to convert their shares into other series of Schlumberger capital stock, (e) any rights of Schlumberger to redeem such shares or of holders to require Schlumberger to purchase such shares, (f) any sinking fund provisions and (g) other terms that are not inconsistent with Schlumberger’s articles of incorporation and Netherlands Antilles law.

	Smith Stockholder Rights	Schlumberger Stockholder Rights
	As of the date of this proxy statement/prospectus, there were no shares of preferred stock outstanding.	As of the date of this proxy statement/prospectus, there were no shares of preferred stock outstanding.

Voting Rights	Smith stockholders are entitled to one vote for each share of Smith common stock they hold.	Schlumberger stockholders are entitled to one vote for each share of Schlumberger common or preferred stock they hold.

Stockholder Meetings	Smith’s bylaws provide that general meetings of stockholders can be held wherever the Smith board of directors dictates and, pursuant to Delaware law, a stockholder meeting must be held no more than 13 months from the date of the last stockholder meeting.	Schlumberger’s articles of incorporation and Netherlands Antilles law provide that all general meetings of Schlumberger stockholders must be held in the Netherlands Antilles, and a general stockholder meeting is required to be held once a year under Netherlands Antilles law.

	Smith’s bylaws provide that special meetings of stockholders may be called by a majority of the board of directors, the Chairman of the board of directors, the Chief Executive Officer, the President, the Secretary or any two other officers of Smith.	Special general meetings of Schlumberger stockholders may be called at any time upon the direction of the Chairman of the board of directors, the Vice Chairman of the board of directors, the Chief Executive Officer, the President or the Board of Directors. Special general meetings of stockholders may also be called by one or more Schlumberger stockholders representing at least 10% of the votes that can be cast on the topics they wish to be addressed at such meeting and that have a reasonable interest in having such meeting convened, by one or more holders of shares representing in the aggregate a majority of shares then outstanding and, in certain circumstances if all of the directors are prevented from or incapable of serving, by any person or persons holding in the aggregate at least 5% of the outstanding shares of Schlumberger common stock for the purpose of electing a board of directors.

Stockholder Action By Written Consent	Smith’s certificate of incorporation specifically denies stockholders the right to act by written consent.	Under Netherlands Antilles law, stockholders may not act by written consent without a meeting, unless all stockholders entitled to vote on the matter have cast a vote.

Board of Directors	Under Smith’s certificate of incorporation, the Smith board of directors is divided into three classes, only one of which stands for reelection each year.	Under Schlumberger’s articles of incorporation, Schlumberger’s entire Board of Directors stands for reelection each year.

	Smith Stockholder Rights	Schlumberger Stockholder Rights

Under Smith’s bylaws, in uncontested elections, directors are elected by a majority of the votes cast at a meeting for the election of each director. A majority of the votes cast is defined in Smith’s bylaws to mean that the number of shares voted “for” a director’s election exceeds 50% of the number of votes cast with respect to that director’s election. Votes cast includes votes to withhold authority in each case and excludes abstentions with respect to that director’s election. In contested elections, directors are elected by a plurality of the votes cast.

Under Schlumberger’s articles of incorporation, directors are elected at a general meeting of stockholders by a majority of votes cast by stockholders entitled to vote.

	The number of directors on Smith’s board of directors is set at between six and 15 by Smith’s certificate of incorporation.	The number of directors on Schlumberger’s board is set at between five and 24 by Schlumberger’s articles of incorporation.

	Smith’s certificate of incorporation provides that a director may be removed only for cause, by holders of a majority of shares entitled to vote on the election of directors.	Schlumberger’s articles of incorporation and Netherlands Antilles law provide that a director may be removed at any general meeting of stockholders by a majority vote of the votes cast at that meeting.

	Under Smith’s certificate of incorporation, the board of directors has the authority to appoint directors to fill any vacancies on the board to hold office until the expiration of the term of the class of directors to which such director is appointed.	Under Schlumberger’s articles of incorporation, the board of directors generally has the authority to appoint directors to fill any vacancies on the board to hold office until the next general meeting of Schlumberger’s stockholders.

Notice of Stockholder Proposals or Nominations of Director Candidates by Stockholders	Smith’s bylaws generally permit stockholders to nominate director candidates or propose other proper business if the stockholder intending to make such nomination or proposal gives timely notice thereof in writing in proper form. To be timely, Smith’s bylaws require, subject to certain limited exceptions, that written notice of an intention to nominate a director candidate or to propose other proper business be received by Smith’s Secretary not earlier than 90 days and not later than 60 days prior to the first anniversary of the previous year’s annual meeting.	None of Schlumberger’s articles of incorporation and bylaws, nor Netherlands Antilles law contain any specific provisions that govern the submission of director nominations or other proposals by stockholders. As described above, special general meetings of stockholders may be called by one or more Schlumberger stockholders representing at least 10% of the votes that can be cast on the topics they wish addressed at such meeting.

Amendment of Governing Documents	Under Smith’s certificate of incorporation, a vote of 75% or more of the outstanding voting stock of Smith is	None of Schlumberger’s articles of incorporation and bylaws nor Netherlands Antilles law require a supermajority vote

	Smith Stockholder Rights	Schlumberger Stockholder Rights
	necessary to amend Smith’s certificate of incorporation to change the provisions of Smith’s certificate of incorporation described under “Special Vote Required for Certain Combinations with Interested Stockholders,” unless such change is recommended by the board of directors, all of whom would be “continuing directors” under Smith’s certificate of incorporation. All other amendments to Smith’s certificate of incorporation require a vote of 50% or more of the outstanding voting stock of Smith under Delaware law.	to approve such transactions. The vote of a majority of the outstanding voting stock will suffice to approve such transactions.

	Smith’s bylaws may be amended by either an 75% stockholder vote or the vote of a majority of the board of directors.	Schlumberger’s bylaws may be amended only by the vote of a majority of the board of directors.

Financial Statements; Dividends	Smith is not required to seek stockholder approval for financial statements or proposed dividends.	Under Netherlands Antilles law and Schlumberger’s articles of incorporation, Schlumberger is required to present annually its financial statements and proposed dividends to its stockholders for inspection and approval.

Change of Domicile	Under Delaware law, approval of all stockholders is required in connection with a change in a corporation’s domicile from Delaware or conversion of the corporation into a legal entity under the laws of another jurisdiction. However, a Delaware corporation may effectively change its domicile with the approval of a majority of its stockholders by merging with a subsidiary incorporated under the laws of another jurisdiction.	Under Schlumberger’s articles of incorporation, Schlumberger’s board of directors may move its corporate seat to, or convert Schlumberger into a legal entity under the laws of, another jurisdiction, and may change Schlumberger’s corporate domicile from the Netherlands Antilles to another jurisdiction to the extent allowed by applicable law. In certain cases, stockholder approval of such action may not be required under applicable law.

Short-Form Merger; Buy-Out	Under Delaware law, the owner of 90% of a corporation’s outstanding equity may effect a “short-form” merger without the vote of the acquired corporation’s board of directors or shareholders.	Under Schlumberger’s articles of incorporation, any one person, or any two or more legal entities belonging to the same group, holding shares representing at least 90% of Schlumberger’s equity can require the remaining stockholders to transfer their shares as provided by and in accordance with the provisions of Netherlands Antilles law. In order to effect a compulsory share transfer, the owner or owners of 90% of Schlumberger’s outstanding equity would have to institute an action in a

	Smith Stockholder Rights	Schlumberger Stockholder Rights
Netherlands Antilles court and pay the transferring stockholders the value of the shares to be transferred as determined by the judge (based on the advice of one or three experts). A judge can deny a request for a compulsory share transfer if a stockholder would suffer serious material damage through the transfer.

Special Vote Required for Certain Combinations with Interested Stockholders	Smith is subject to the provisions of Section 203 of the Delaware General Corporation Law. Under Section 203, Smith generally would be prohibited from engaging in any business combination with any interested stockholder for a period of three years following the time that the stockholder became an interested stockholder unless:	Schlumberger is not subject to such a provision.

•   prior to this time, the Smith board of directors approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

•   upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of Smith’s voting stock outstanding at the time the transaction commenced, excluding shares owned by persons who are directors and also officers, and by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•   at or subsequent to such time, the business combination is approved by the Smith board of directors and authorized at an annual or special meeting of Smith stockholders, and not by written consent, by the affirmative vote of at least 662/3% of the outstanding voting stock that is not owned by the interested stockholder.

	Smith Stockholder Rights	Schlumberger Stockholder Rights

Under Section 203, a “business combination” includes:

•   any merger or consolidation involving the corporation and the interested stockholder;

•   any sale, transfer, pledge or other disposition of 10% or more of a corporation’s assets involving the interested stockholder;

•   any transaction that results in the issuance or transfer by the corporation of any of its stock to the interested stockholder, subject to limited exceptions;

•   any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation’s capital stock beneficially owned by the interested stockholder; or

•   the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an “interested stockholder” as any entity or person beneficially owning 15% or more of the corporation’s outstanding voting stock and any entity or person affiliated with or controlling or controlled by such entity or person.

Limitation of Liability and Indemnification

Smith’s certificate of incorporation provides that a director of Smith will not be personally liable to Smith or its stockholders for monetary damages for breach of any fiduciary duty as a director, except:

•   for any breach of the director’s duty of loyalty to the corporation or its stockholders;

•   for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

Schlumberger’s bylaws provide that to the fullest extent permitted by applicable law, Schlumberger shall indemnify any current or former director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of Schlumberger) by reason of the fact that such person is or was a director or officer, of Schlumberger, if such person acted in good faith and in a manner such person reasonably believed

Smith Stockholder Rights	Schlumberger Stockholder Rights
• for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions; or • for any transaction from which a director derived an improper personal benefit.

to be in or not opposed to the best interest of Schlumberger and with respect to any criminal action or proceeding, had no reasonable cause to believe that such person’s conduct was unlawful.

Netherlands Antilles law enables a corporation to indemnify a director as provided for in Schlumberger’s bylaws.

Smith’s certificate of incorporation and bylaws provide for indemnification of its directors and officers to the fullest extent permitted by Delaware law.	Schlumberger’s articles of incorporation permits (but do not require) the indemnification of its directors, officers, employees and agents, except that indemnification is mandatory with respect to a present or former officer or director in the event of a change of control or if such present or former officer or director has been successful on the merits or otherwise in the defense of any action, suit or proceeding. Schlumberger’s bylaws contain mandatory indemnification for current and former directors and officers.

Delaware law provides that a corporation may indemnify any persons, including officers and directors, who are, or are threatened to be made, parties to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was a director, officer, employee or agent of such corporation or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such director, officer, employee or agent acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no	To the fullest extent permitted by Netherlands Antilles law, Schlumberger will indemnify any current or former director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of Schlumberger) by reason of the fact that he or she is or was a director or officer of Schlumberger, or is or was serving at the request of the company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or entity, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of Schlumberger, and, with respect to any criminal action or proceeding, had no reasonable cause to

	Smith Stockholder Rights	Schlumberger Stockholder Rights
	reasonable cause to believe that the person’s conduct was unlawful. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses that such officer or director actually and reasonably incurred.	believe that such person’s conduct was unlawful. The Registrant is required to indemnify any present or former officer or director of the Registrant to the fullest extent allowed by the preceding paragraphs in the event of a change of control of Schlumberger (as defined in the articles of incorporation).

	A Delaware corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation.	To the fullest extent permitted by applicable law, Schlumberger will indemnify any current or former director or officer in an action in the right of the company to procure a judgment in Schlumberger’s favor under the same conditions, except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been finally adjudged to be liable to Schlumberger for improper conduct unless and only to the extent that the court in which that action or suit was brought or any other court having appropriate jurisdiction determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for those expenses, judgments, fines and amounts paid in settlement which the court in which the action or suit was brought or such other court having appropriate jurisdiction deems proper. Schlumberger is required to indemnify any present or former officer or director to the fullest extent allowed by this paragraph in the event of a change of control.

	The indemnification permitted under Delaware law is not exclusive, and a corporation is empowered to purchase and maintain insurance against liabilities, whether or not indemnification would be permitted by statute. Smith maintains liability insurance for its directors and officers.	The indemnification permitted under Schlumberger’s bylaws is not exclusive, and Schlumberger may purchase and maintain insurance against liabilities, whether or not indemnification would be permitted by its bylaws. Schlumberger maintains liability insurance for its directors and officers.

Shareholder Rights Plan	Smith has a shareholder rights plan.	Schlumberger has no such rights plan.

DESCRIPTION OF SCHLUMBERGER’S CAPITAL STOCK

The following description of Schlumberger’s share capital is a summary. This summary is not complete and is subject to the complete text of Schlumberger’s articles of incorporation and amended and restated bylaws. Schlumberger’s articles of incorporation and amended and restated bylaws are exhibits to Schlumberger’s Annual Report on Form 10-K for the year ended December 31, 2009, and are incorporated in this proxy statement/prospectus by reference.

Available, Issued and Treasury Shares

Schlumberger may issue an aggregate of 3,000,000,000 shares of common stock, par value $0.01 per share. As of June 30, 2010, 1,334,212,164 shares of Schlumberger common stock were issued, of which 1,193,236,410 shares were outstanding and 140,975,754 shares were held by Schlumberger as treasury stock.

Schlumberger may also issue an aggregate of 200,000,000 shares of preferred stock, par value $0.01 per share, which may be issued in one or more separate series. Under Schlumberger’s articles of incorporation, Schlumberger’s preferred stock (1) may be issued for not less than par value and not less than fair value taking into account the terms and conditions of such preferred stock, (2) would be subject to maximum and minimum dividend rates, (3) would be entitled to one vote per share, (4) would be entitled to receive certain liquidation preferences, (5) may contain provisions allowing it to be converted into common stock or other securities, and (6) may contain optional or mandatory redemption provisions. No shares of preferred stock have been issued as of the date of this proxy statement/prospectus.

Dividend Rights

All outstanding shares of Schlumberger common stock (i.e., shares not held by Schlumberger) are entitled to participate equally and receive dividends that may be paid out of available profits of the preceding fiscal year or years or distributions out of contributed surplus capital reserves. All accumulated and unpaid dividends payable on preferred stock (if issued and outstanding) must be paid prior to the payment of any dividends on Schlumberger common stock. The amount of dividends payable with respect to any fiscal year is determined by Schlumberger stockholders at the annual general meeting following such fiscal year, except that Schlumberger’s board of directors may allocate such part of the earnings to the retained earnings reserves as it deems fit and may declare interim dividends and may declare and make distributions out of retained earnings reserves or out of contributed surplus capital reserves. Any such distribution can only occur if, at the time of distribution, Schlumberger’s “equity” (i.e., Schlumberger’s net asset value) at least equals the nominal capital (i.e., the aggregate par value of Schlumberger’s outstanding shares) and as a result of the distribution will not fall below the nominal capital.

Voting Rights

Entitlement to Vote. Each holder of shares of Schlumberger common stock and each holder of Schlumberger preferred shares (if issued and outstanding) is entitled to one vote for each share registered in that holder’s name. Voting rights may be exercised in person or by proxy.

Quorum. No action may be taken at any general meeting of Schlumberger stockholders unless a quorum consisting of the holders of at least one-half of the outstanding shares entitling the holders thereof to vote at such meeting are present at such meeting in person or by proxy. If a quorum is not present in person or by proxy at any general meeting of Schlumberger stockholders, a second general meeting will be called in the same manner as the original meeting of stockholders, to be held within two months, at which second meeting, regardless of the number of shares represented (subject to certain limitations in the event of an asset disposition or liquidation of Schlumberger or the amendment of Schlumberger’s articles of incorporation), valid resolutions may be adopted with respect to any matter stated in the notice of the original meeting and also in the notice of the second meeting or which by law is required to be brought before Schlumberger stockholders despite the absence of a quorum.

Required Vote. In general, any action requiring the approval of Schlumberger stockholders may be authorized by a majority of the votes cast (excluding any abstentions) at any meeting at which a quorum is present (subject to the quorum exception described above).

No action to amend Schlumberger’s articles of incorporation or to dissolve Schlumberger can be taken, however, unless such action is approved by the holders of at least a majority of the shares outstanding and entitled to vote. In addition, holders of Schlumberger preferred stock (if issued and outstanding) would have additional rights to vote as a class on certain amendments to Schlumberger’s articles of incorporation that would adversely affect the preferred stock.

The sale or disposition of all or substantially all of the assets of Schlumberger must be approved by the holders of at least a majority of the shares outstanding and entitled to vote, except that under Schlumberger’s articles of incorporation this requirement does not apply to a reorganization or rearrangement of Schlumberger or any of Schlumberger’s subsidiaries or any of its assets in any transaction that does not result in any diminution of the beneficial interest of Schlumberger stockholders in Schlumberger’s assets.

Under Schlumberger’s articles of incorporation, Schlumberger’s board of directors may move its corporate seat to, or convert Schlumberger into a legal entity under the laws of, another jurisdiction, and may change Schlumberger’s corporate domicile from the Netherlands Antilles to another jurisdiction to the extent allowed by applicable law. In certain cases, stockholder approval of such action may not be required under applicable law.

Preemptive and Other Rights

The shares of Schlumberger common stock do not carry any preferential, preemptive or conversion rights, and there are no redemption provisions with respect to the Schlumberger common stock. The shares of Schlumberger preferred stock (if issued and outstanding) would not carry any preemptive rights, but Schlumberger’s board of directors could specify conversion rights, redemption provisions and (within limits) liquidation preferences with respect to one or more series of preferred stock. The board of directors may grant contract rights to acquire shares of Schlumberger’s capital stock.

Upon delivery pursuant to the terms of the merger agreement, the shares of Schlumberger common stock deliverable to holders of Smith common stock will be fully paid and nonassessable.

Repurchases of Schlumberger Common Stock

Schlumberger may for its own account purchase shares of Schlumberger common stock so long as one share of Schlumberger common stock remains outstanding and Schlumberger’s equity before and after such a purchase at least equals its nominal capital.

Election and Removal of Directors

Directors are elected at a general meeting of stockholders by a majority of votes cast by stockholders entitled to vote. The number of directors constituting the whole board of directors may not be less than five nor more than 24, as fixed and elected by the general meeting of Schlumberger stockholders. Schlumberger’s board of directors is authorized to appoint directors to fill vacancies on the board of directors, which appointment will be effective until the next general meeting of stockholders. Directors may be suspended or dismissed at any general meeting of stockholders. A suspension automatically terminates if the person concerned has not been dismissed within two months after the day of suspension.

Stockholder Meetings

In accordance with applicable law, all general meetings of Schlumberger stockholders must be held in the Netherlands Antilles. The annual general meeting of Schlumberger stockholders is held on a date determined from year to year by the board of directors, for the purpose of electing directors, reporting on the course of business during the preceding fiscal year, approving of the balance sheet and the profit and loss account for the preceding fiscal year and for any other purposes required by law or as may be stated in the notice of such meeting. Special general meetings of Schlumberger stockholders may be called at any time upon the direction of the Chairman, the Vice Chairman, the Chief Executive Officer, the President or the board of directors. Special general meetings of stockholders may also be called by one or more Schlumberger stockholders representing at least 10% of the votes that can be cast on the topics they wish to be addressed at such meeting and that have a reasonable interest in having such meeting convened, by one or more holders of shares representing in the aggregate a majority of shares then outstanding and, in certain circumstances if all of the directors are prevented from or incapable of serving, by any person or persons holding in the aggregate at least 5% of the outstanding shares of Schlumberger common stock for the purpose of electing a board of directors.

Stockholder Action by Written Consent

Under Netherlands Antilles law, stockholders may not act by written consent without a meeting, unless all stockholders entitled to vote on the matter have cast a vote.

Buy-Out

Under Schlumberger’s articles of incorporation, any one person, or any two or more legal entities belonging to the same group, holding shares representing at least 90% of Schlumberger’s equity can require the remaining stockholders to transfer their shares as provided by and in accordance with the provisions of Netherlands Antilles law. This provision is somewhat similar to statutes that exist in Delaware and most U.S. states, which typically allow the owner or owners of 90% of a company’s outstanding equity to effect a “short-form” merger. In order to effect a compulsory share transfer, the owner or owners of 90% of Schlumberger’s outstanding equity would have to institute an action in a Netherlands Antilles court and pay the transferring stockholders the value of the shares to be transferred as determined by the judge (based on the advice of one or three experts). A judge can deny a request for a compulsory share transfer if a stockholder would suffer serious material damage through the transfer.

Rights Upon Liquidation

In the event of liquidation, each share of Schlumberger common stock is entitled to equal rights after satisfaction of any preferred stock liquidation preference.

Listing, Transfer Agent and Registrar

Schlumberger common stock is listed for trading on the NYSE, Euronext Paris, Euronext Amsterdam, the London Stock Exchange and the SIX Swiss Exchange. The transfer agent and registrar for Schlumberger common stock is Computershare Trust Company, N.A., Canton, Massachusetts.

ELECTION OF DIRECTORS OF SMITH

Nominees

Directors to be elected to Class III for a term expiring in 2013:

James R. Gibbs, 65, has been a director since 1990. He served as President and Chief Executive Officer of Frontier Oil Corporation from April 1992 until December 31, 2008 and President and Chief Operating Officer of Frontier from January 1987 to April 1992. He joined Frontier Oil in February 1982 as Vice President of Finance and Administration and was appointed Executive Vice President in September 1985. He has served as a director of Frontier Oil, an independent oil refining and marketing company, since 1985 and as their Chairman of the Board since 1999. The Smith board of directors selected Mr. Gibbs to serve as a director because he has extensive direct knowledge of the oil and gas industry, having served in leadership roles in the industry for over 25 years, in particular as President of Frontier Oil for most of those years. In addition, Mr. Gibbs has a PhD in Economics and taught full time at Southern Methodist University. He also has intimate knowledge of Smith and its technology, market segment and management, gained through his 20-year tenure on Smith’s board of directors. With these characteristics, Mr. Gibbs provides a valuable perspective to his board service. The Smith board of directors believes that Mr. Gibbs is well regarded in the industry and among his peers, making him an effective independent lead director. Mr. Gibbs also serves as the Chairman of Smith’s Nominating and Corporate Governance Committee and a member of Smith’s Compensation and Benefits Committee.

Duane C. Radtke, 61, has been a director since 2009. He currently serves as the President and Chief Executive Officer of Valiant Exploration LLC and as the Non-Executive Chairman of NFR Energy LLC, a private exploration and production company, a position he has held since August 2009. Mr. Radtke has served on the board of NFR Energy since June 2008. From April 2001 until December 2007, Mr. Radtke served as the President and Chief Executive Officer of Dominion Exploration and Production (“Dominion E&P”) and Executive Vice President of Dominion Resources, Inc., the parent company of Dominion E&P. The Smith board of directors selected Mr. Radtke to serve as a director because he has over 20 years of experience leading companies in the oil and gas industry. The Smith board of directors believes that Mr. Radtke is highly respected in the industry and among his peers, bringing extensive management and oversight expertise to the Smith board of directors.

John Yearwood, 50, has been a director since 2006. He has served as Smith’s Chief Executive Officer, President and Chief Operating Officer since January 2009. He served as Executive Vice President and President Smith Completions and Production from August 2008 until December 2008. He served as a Senior Advisor to the Chief Executive Officer of Schlumberger from March 2006 until May 2008. From 1980 to March 2006, he served in a variety of positions at Schlumberger, much of which included responsibilities for businesses primarily focused outside of the United States, most recently as President—North and South America, Oilfield Services. The Smith board of directors selected Mr. Yearwood to serve as a director because he is Smith’s Chief Executive Officer and has over 20 years of leadership experience in the oilfield services industry, particularly concentrated on the international market. While at Schlumberger, Mr. Yearwood served as a charter member of the M-I SWACO executive committee, thus enhancing the Smith board of directors with his intimate knowledge and unique perspective of the M-I SWACO joint venture. A native of Trinidad & Tobago, Mr. Yearwood also brings a strong international perspective and relationships to the Smith board of directors, which is especially relevant as Smith continues to expand outside the United States.

Directors Continuing in Office

Class I directors to continue in office until 2011:

Loren K. Carroll, 66, has been a director since 1987. From April 2006 until April 2008, he served as an advisor to Smith. From March 1994 until April 2006, Mr. Carroll served as President and Chief Executive Officer of M-I SWACO. From 1992 (when he rejoined Smith) until 1994, he served as Smith’s Executive Vice President and Chief Financial Officer. He joined Smith in December 1984 and served as Vice President and

Chief Financial Officer until January 1988 and then Executive Vice President and Chief Financial Officer until March 1989. He serves as a director of KBR, Inc. (since 2007), an engineering, construction and services company; CGG - Veritas (since 2007), a geophysical services and equipment provider; Forest Oil Corporation (since 2006), an exploration and production company; and Fleetwood Enterprises, Inc. (since 1999), a manufacturer of motor homes. The Smith board of directors selected Mr. Carroll to serve as a director because he has direct and intimate knowledge of Smith and its M-I SWACO joint venture, its products and current technology as well as future technological needs. He also brings valuable management and finance expertise to the Smith board of directors. As a director at various other public companies, Mr. Carroll also provides direct and valuable experience in strategy, risk management and other corporate governance issues.

Dod A. Fraser, 59, has been a director since 2004. Mr. Fraser is the President of Sackett Partners Incorporated, a consulting company, and a member of other corporate boards. Mr. Fraser established Sackett Partners in 2000 upon retiring from a 27-year career in investment banking. From 1995 to 2000, Mr. Fraser was with The Chase Manhattan Bank, now JP Morgan Chase, where he was Managing Director, Group Executive of the global oil and gas group. Prior to that, Mr. Fraser was General Partner of Lazard Freres & Co., which he joined in 1978. He serves as a director of Forest Oil Corporation (since 2000), an exploration and production company, and Acergy SA (since 2009), a subsea engineering and construction services company. He served as a director of Terra Industries, Inc., a producer of nitrogen products for agricultural, industrial and environmental markets, from 2003 until 2010. The Smith board of directors selected Mr. Fraser to serve as a director because he has valuable investment banking and financial expertise, including extensive experience with capital markets transactions and investments. The Smith board of directors also benefits from his service on the audit committees of other public companies. He serves as the Chairman of the Smith Audit Committee and as a member of the Smith Compensation and Benefits Committee.

Class II directors to continue in office until 2012:

Robert Kelley, 64, has been a director since 2005. Since 2001, Mr. Kelley has served as the President of Kellco Investments, a private investment company. From 1986 to 2001, Mr. Kelley served in several senior management roles including Chairman, President and Chief Executive Officer of Noble Affiliates, Inc. Prior to 1986, he was President and Chief Executive Officer of Samedan Oil Corporation, a subsidiary of Noble Energy Inc. He serves as a director of Cabot Oil & Gas Corporation (since 2003), an exploration and production company, and OGE Energy Corp. (since 1996), an electric utility. The Smith board of directors selected Mr. Kelley to serve as a director because he has over 30 years of executive leadership experience. His tenure as a public company director, both within and outside Smith’s industry, equips him with valuable experience for many of the same issues that the Smith board of directors faces, such as executive compensation and succession planning. He serves as Chairman of the Smith Compensation and Benefits Committee and as a member of the Smith Audit Committee and Nominating and Corporate Governance Committee.

Luiz Rodolfo Landim Machado, 53, has been a director since 2008. Mr. Landim has served as advisor to the President of the EBX Group since April 2009 and served as Chief Executive Officer of OSX Brasil S/A from June 2009 until April 2010. He served as Chief Executive Officer of OGX Petroleo e Gas S.A. from April 2008 until April 2009. From May 2006 until April 2008, he served as a member of the Board, the Executive President and the head of Investor Relations of MMX - Mineracao e Metalicos S.A. Prior to joining MMX, Mr. Landim served in various positions at Petroleo Brasileiro S.A. (Petrobras) from 1980 until April 2006, most recently as Chief Executive Officer of BR Distribuidora, a subsidiary of Petrobras. He serves as a director of the subsidiaries of the EBX Group, which include OGX Petroleo e Gas S.A. (since 2008), an exploration and production company; MMX - Mineracao e Matalicos S.A. (since 2006), a mining company; LLX Logistica S.A. (since 2007), a logistics company; and MPX Energia S.A. (since 2007), a power generation company. Mr. Landim served on the Board of Globex Utilidades S.A., a retail department store chain, from 2006 until 2009. The Smith board of directors selected Mr. Landim to serve as a director because he brings an international oil and gas industry perspective to the Smith board of directors. A native of Brazil, his intimate knowledge of the Brazilian exploration and production industry as well as his understanding of and experience in the Brazilian and international markets enable him to make meaningful contributions to Smith as it continues its international expansion. He serves as a member of the Smith Audit Committee and the Smith Nominating and Corporate Governance Committee.

Doug Rock, 63, has been a director since 1987 and has been Smith’s Chairman of the Board since 1991. Mr. Rock is currently Chairman of the Smith board of directors and a Special Executive Advisor to the Chief Executive Officer of Smith until his resignation, effective May 12, 2010. Mr. Rock joined Smith in 1974 and served as Chief Executive Officer, President and Chief Operating Officer from March 1989 until December 2008. He served as a director of Moneygram International, Inc. (from 2004 until 2009), a payment services company, and CE Franklin Ltd. (from 1999 until 2008), an oilfield distribution company, of which Smith owns 53%. The Smith board of directors selected Mr. Rock to serve as a director because of his many years of service as Chairman of the Board, President and Chief Executive Officer of Smith. Mr. Rock’s intimate and extensive knowledge of Smith and its employees, culture, technology, customers and market are a valuable asset to the Smith board of directors, particularly as the industry emerges from the recent economic crisis.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of July 14, 2010, certain information about stock ownership of all persons known to Smith to own of record or beneficially more than 5% of Smith’s outstanding common stock. This information is based upon information furnished to Smith by these persons and statements filed with the SEC. The number and percentage of shares beneficially owned is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares which the individual has the right to acquire within 60 days of July 14, 2010 through the exercise of any stock option or any other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
T. Rowe Price Associates, Inc.	18,335,302	(1)	7.4%
100 East Pratt Street
Baltimore, Maryland 21202
FMR LLC	16,908,065	(2)	6.8%
82 Devonshire St.
Boston, MA 02109
BlackRock, Inc.	14,736,712	(3)	5.9%
40 East 52nd Street
New York, NY 10022
The Growth Fund	12,697,098	(4)	5.1%
333 South Hope Street
Los Angeles, California 90071

(1)	Based upon the statement on Schedule 13G filed with the SEC on January 11, 2010. Such filing indicates that T. Rowe Price Associates, Inc. (“Price Associates”) has sole voting power over 4,872,222 shares of Smith common stock and sole dispositive power over 18,335,302 shares of Smith common stock. These securities are owned by various individual and institutional investors for which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is the beneficial owner of such securities.

(2)	Based upon the statement on Schedule 13G filed with the SEC on February 16, 2010. Such filing indicates that FMR LLC has sole voting power over 257,616 shares of Smith common stock and sole dispositive power over 16,908,065 shares of Smith common stock.

(3)	Based upon the statement on Schedule 13G filed with the SEC on January 29, 2010.

(4)	Based on the statement on Schedule 13G filed with the SEC on February 12, 2010. Such filing indicates that The Growth Fund has sole voting power over 12,697,098 shares of Smith common stock and sole dispositive power over no shares of Smith common stock. Such filing also indicates that The Growth Fund is advised by CRMC which manages equity assets for various investment companies through two divisions, Capital Research Global Investors and Capital World Investors. These divisions generally function separately from each other with respect to investment research activities and they make investment decisions and proxy voting decisions for the investment companies on a separate basis.

The following table shows the number of shares of Smith common stock beneficially owned as of July 14, 2010 by each director or nominee for director, the executive officers named in the summary compensation table included in this proxy statement/prospectus, and all directors and executive officers as a group. Except as otherwise indicated, the persons listed below have sole voting power and investment power relating to the shares shown.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Loren K. Carroll	193,662	*
Dod A. Fraser.	27,179	*
James R. Gibbs (2)(3)	46,207	*
Robert Kelley (4)	11,994	*
Luiz Rodolfo Landim Machado	12,096	*
Duane C. Radtke	30,463	*
William J. Restrepo	18,000	*
Christopher I. S. Rivers (5)	108,823	*
Bryan L. Dudman (5)	69,353	*
Norman A. Mckay	1,000	*
Margaret K. Dorman (6)		*
Doug Rock	868,929	*
John Yearwood	46,519	*
All directors and executive officers as a group (17 persons)	1,615,956	*

*	Less than 1%.
(1)	The amounts reported include shares of Smith common stock that could be acquired within 60 days of April 22, 2010 through the exercise of stock options as follows: Mr. Carroll: 59,000 shares; Mr. Dudman: 4,800 shares; Mr. Rivers: 60,340 shares; and all directors and executive officers as a group: 158,790 shares.
(2)	The amounts reported do not include 24,000 restricted stock units held by Mr. Gibbs. Each such restricted stock unit represents a contingent right to receive one share of Smith common stock and was granted to Mr. Gibbs in 1999 in connection with the termination of the Directors’ Retirement Plan. The shares will not be issued until the restricted stock units vest upon retirement after ten years of service as a director. Mr. Gibbs currently has no voting or investment power with respect to the related shares of Smith common stock.
(3)	The amounts reported include 2,000 shares held by Mr. Gibbs’ spouse.
(4)	The amounts reported do not include 15,671 shares, the receipt of which were deferred by Mr. Kelley until his retirement from the Smith board of directors.
(5)	The amounts reported include shares of Smith common stock allocated to accounts under a 401(k) plan as follows: Mr. Dudman: 24,209 shares; Mr. Rivers: 7,182 shares; and all directors and executive officers as a group: 32,139 shares.
(6)	Ms. Dorman resigned from her position with Smith, effective October 16, 2009. Smith is not reasonably able to determine at this time how many shares of Smith common stock are owned by Ms. Dorman.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

Smith’s Corporate Governance Guidelines outline the functions of the Smith board of directors, director qualifications and responsibilities, and various processes and procedures designed to ensure effective and responsive governance. The full text of the guidelines is published on Smith’s website at www.smith.com under the “Investor Relations” caption and link to “Governance.” Smith stockholders may also obtain a free copy upon request by contacting Smith’s Corporate Secretary, Smith International, Inc., 1310 Rankin Road, Houston, Texas 77073.

Board Structure and Role in Risk Management

Smith’s board of directors currently consists of eight directors. Board agendas include regularly scheduled sessions for the independent directors to meet without management present. The independent board members have determined that a leadership structure in which Mr. Rock continues his service as Chairman provides the continuity required during a period in which Smith’s senior-most leadership has changed for the first time in over twenty years. The Smith board of directors has also determined that strong corporate governance requires an independent lead director to chair executive sessions of the non-management directors and to execute the responsibilities outlined below. The Smith board of directors has designated Mr. Gibbs as its Lead Director. As such his responsibilities are to:

•	preside at all meetings of the board at which the Chairman is not present, including executive sessions of the independent directors;

•	call meetings of the independent directors;

•	serve as principal liaison on board-wide issues between the independent directors and the Chairman; and

•	be available for consultation and director communication, if requested by any major stockholder.

In accordance with NYSE requirements, Smith’s Audit Committee is responsible for overseeing Smith’s financial reporting and internal operating controls, which includes Smith’s risk assessment and risk management policies, as discussed in more detail in the section titled “Audit Committee.” The Audit Committee receives reports at each regularly scheduled meeting from the Director of Internal Audit, Chief Ethics Officer and General Counsel, including updates on Smith’s Code of Business Conduct and Ethics and other relevant compliance matters. The Audit Committee also receives regular updates from management and the independent auditors. Material violations of Smith’s policies are identified to the Audit Committee promptly upon discovery, with full reports at the next regularly scheduled meetings. The Audit Committee approves Smith’s Internal Audit Plan, which includes an annual risk assessment, and receives regular updates on the status of the audit.

Board and Annual Meetings

The Smith board of directors and its committees meet throughout the year on a set schedule, and also hold special meetings and act by written consent from time to time as appropriate. The Smith board of directors held fourteen meetings during 2009. All directors attended at least 75% of the meetings of the board of directors and of all committees on which they served. Smith does not have a policy regarding directors’ attendance at the annual meeting of stockholders. Although no directors attended the 2009 annual meeting in person, all were available telephonically.

Director Independence

The Smith board of directors annually evaluates the independence of the directors of Smith and has affirmatively determined that all directors are independent except Messrs. Rock and Yearwood, who are employees of Smith, and Mr. Carroll, who was an employee of Smith within the past three years. The Smith board of directors’ determination regarding independence and financial expertise of its members is based on applicable laws and regulations, Smith’s Corporate Governance Guidelines, the rules of the SEC and NYSE and a review of any direct or indirect relationship between each director or his immediate family and Smith. To be considered independent, the Smith board of directors must affirmatively determine that a director has no material relationship with Smith. In each case, the Smith board of directors broadly considers all relevant facts and circumstances, including the director’s commercial, industrial, consulting, legal, accounting, charitable and familial relationships and such other criteria as the Smith board of directors may determine from time to time. In evaluating the independence of each non-employee director, the board considered that in the ordinary course of business Smith’s subsidiaries buy from or sell to companies with which its directors have relationships as follows:

(1)	Mr. Gibbs is Chairman of the Board, and former President and Chief Executive Officer, of Frontier Oil Corporation.

(2)	Mr. Fraser is a director of Forest Oil Corporation and Terra Industries.

(3)	Mr. Kelley is a director of Cabot Oil & Gas Corporation and OGE Energy Corp.

(4)	Mr. Landim is a director of Globex Utilidades S.A.

(5)	Mr. Carroll is a director of Forest Oil Corporation.

(6)	Mr. Radtke is a director of NFR Energy; 35% owner of Juniper Exploration LLP and 100% owner of Valiant Exploration LLC.

All of these companies expect to continue their business relationship in 2010.

Communication with the Board

Stockholders and interested parties who wish to communicate with the non-management directors as a group, the Lead Director, or with any individual director, may do so by contacting Smith’s Corporate Secretary at 1310 Rankin Road, Houston, Texas 77073. Smith’s Corporate Secretary will then relay all communications to the appropriate director or group of directors.

Committees of the Board

The Smith board of directors has delegated various responsibilities and authority to different board committees as described in this section of this Proxy Statement. The Smith board of directors has determined that all committee members are independent and satisfy the relevant additional independence requirements for the members of such committees imposed by the SEC, the NYSE or Smith. Each committee operates under a formal charter adopted by the Smith board of directors, the full text of which may be found on Smith’s website at www.smith.com under the “Investor Relations” caption and link to “Governance.” Smith stockholders may also obtain a free copy upon request by contacting Smith’s Corporate Secretary, Smith International, Inc., 1310 Rankin Road, Houston, Texas 77073.

Members of the Committees of the Smith Board of Directors.

	Audit Committee	Compensation and Benefits Committee	Nominating and Corporate Governance Committee
Loren K. Carroll	—	—	—
Dod A. Fraser	X*	X	—
James R. Gibbs	—	—	X*
Robert Kelley	X	X*	—
Luiz Rodolfo Landim Machado	X	—	X
Duane C. Radtke	—	X	X
Doug Rock	—	—	—
John Yearwood	—	—	—

*	Committee Chairman

Audit Committee. During 2009, the Audit Committee met ten times, including telephone meetings, to discuss relevant accounting, auditing, internal control and disclosure matters. The Audit Committee’s responsibilities, discussed in detail in the charter include, among other duties, the responsibility to:

•	assist the Smith board of directors in its general oversight of Smith’s auditing, financial reporting and internal control functions;

•	appoint, compensate and oversee the work of Smith’s independent registered public accounting firm;

•	review Smith’s compliance with corporate governance standards; and

•	review the work and performance of Smith’s internal audit function.

The Smith board of directors has determined that all members are financially literate and that all members qualify as audit committee financial experts.

Compensation and Benefits Committee. During 2009, the Compensation and Benefits Committee met ten times. The Compensation and Benefits Committee charter permits the Compensation and Benefits Committee to delegate its authority to sub-committees. The Compensation and Benefits Committee’s responsibilities, discussed in detail in the charter include, among other duties, the responsibility to:

•

review Smith’s executive compensation program, including approving corporate goals and objectives relating to Chief Executive Officer compensation and evaluating Chief Executive Officer performance in light of such goals and objectives;

•	review Smith’s employee benefits and incentive compensation plans and programs, including their establishment, modification and administration;

•	review and make recommendations to the Smith board of directors with respect to director compensation; and

•	review and discuss with management the “Compensation Discussion and Analysis” and recommend its inclusion in this proxy statement/prospectus.

Nominating and Corporate Governance Committee. During 2009, the Nominating and Corporate Governance Committee met five times. The Nominating and Corporate Governance Committee’s responsibilities, discussed in detail in the charter include, among other duties, the responsibility to:

•	monitor developments in corporate governance principles and standards and develop and recommend to the Smith board of directors a set of corporate governance guidelines;

•	identify and review the qualifications of director candidates and make recommendations for board membership and structure;

•	review and evaluate the effectiveness of Smith’s management succession plan; and

•	administer a process to measure the effectiveness of the Smith board of directors and its committees.

Director Qualifications and Nominations

The Nominating and Corporate Governance Committee will consider nominees proposed by stockholders. To recommend a prospective nominee for the Nominating and Corporate Governance Committee’s consideration, you may submit the candidate’s name and qualifications to Smith’s Corporate Secretary at 1310 Rankin Road, Houston, Texas 77073. Recommendations from stockholders for nominees must be received by Smith’s Corporate Secretary within the parameters set forth under the section “Stockholders’ Proposals.”

The process for identifying and evaluating director nominees includes the following steps:

(1)	the Nominating and Corporate Governance Committee, Chairman of the Board or other board members identify a need to fill vacancies or add newly created directorships;

(2)	the Chairman of the Nominating and Corporate Governance Committee initiates a search and seeks input from board members and senior management and, if necessary, hires a search firm or obtains advice from legal or other advisors;

(3)	director candidates, including any candidates properly proposed by stockholders in accordance with Smith’s bylaws, are identified and presented to the Nominating and Corporate Governance Committee;

(4)	initial interviews of candidates are conducted by the Chairman of the Nominating and Corporate Governance Committee;

(5)	the Nominating and Corporate Governance Committee meets to consider and approve final candidate(s) and conduct further interviews as necessary; and

(6)	the Nominating and Corporate Governance Committee makes recommendations to the full board for inclusion in the slate of directors at the annual meeting.

The evaluation process will be the same whether the nominee is recommended by a stockholder or by a member of the Smith board of directors. The Nominating and Corporate Governance Committee is responsible for establishing the selection criteria for candidates from time to time and reviewing with the board such criteria and the appropriate skills and characteristics required of board members in the context of the then current make-up of the Smith board of directors. Annually, the Nominating and Corporate Governance Committee evaluates the directors that are then up for election and, at least annually, evaluates the then current needs and composition of the Smith board of directors, including the effectiveness of the board’s diversity initiative. At a minimum, the Nominating and Corporate Governance Committee must be satisfied that each nominee for director has the necessary business and/or professional knowledge and experience relevant to Smith, its business and the goals and perspectives of its stockholders; is well regarded in the community, with a long term, good reputation for high ethical standards; has good common sense and judgment; has a positive record of accomplishment in present and prior positions; has an excellent reputation for preparation, attendance, participation, interest and initiative on other boards on which he or she may serve; and has the time, energy, interest and willingness to become involved in Smith and its future. In addition, the Smith board of directors believes that an important component of a board of directors is diversity, including background, skills, experience, expertise, gender, race and culture. In considering individuals as candidates for board membership, the Nominating and Corporate Governance Committee seeks to attain such diversity in board composition. Any search firm retained to assist the Nominating and Corporate Governance Committee is advised to seek to include diverse candidates from traditional and nontraditional pools.

Compensation Committee Interlocks and Insider Participation

During 2009, Messrs. Gibbs, Fraser and Kelley served as members of Smith’s Compensation and Benefits Committee. None of the Compensation and Benefits Committee members has served as an employee or officer of Smith, and none of Smith’s executive officers has served as a director or member of the compensation committee of another entity, which has an executive officer serving as a member of the Smith board of directors.

Code of Business Conduct and Ethics

All of Smith’s officers, employees and directors are required to comply with Smith’s Code of Business Conduct and Ethics to help ensure that Smith’s business is conducted in accordance with the highest standards of ethical behavior. Smith’s Code of Business Conduct and Ethics covers all areas of professional conduct, including customer relationships, conflicts of interest, insider trading, financial disclosure, intellectual property and confidential information, as well as requiring strict adherence to all laws and regulations applicable to Smith’s business. Employees may report any violations or suspected violations of the Code by using Smith’s ethics hotline. The Code includes an anti-retaliation statement. The full text of the Code of Business Conduct and Ethics, as well as any waiver of a provision of the Code granted to any senior officer or director or material amendment to the Code, if any, is published on Smith’s website at www.smith.com under the “Investor Relations” caption and link to “Governance.” Stockholders may also obtain a free copy upon request by contacting the Smith Corporate Secretary, Smith International, Inc., 1310 Rankin Road, Houston, Texas 77073.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

Compensation Objectives. Smith has designed its executive compensation program to reward its executives based on Smith, business unit and individual performance. The general objectives of Smith’s executive compensation program are to:

•	Attract and retain the best available individuals to serve on Smith’s executive team;

•	Motivate Smith’s executives to achieve Smith’s short- and long-term financial and operational goals; and

•	Align Smith’s executives’ interests with those of its other stockholders.

Compensation Philosophy. The Compensation and Benefits Committee (referred to as the “Compensation Committee”) bases its executive compensation philosophy on the following principles:

•	A significant portion of executive compensation should be variable and dependent on company and business unit performance.

•	The principal measures of performance should be annual financial measures versus specified goals.

•

Of the at-risk portion, a significant amount should be paid in equity with vesting restrictions (i) to align executive interests with those of Smith’s other stockholders and (ii) to promote long-term retention of Smith’s executives.

•

Corporate executives’ incentive compensation plans should be tied to overall corporate performance whereas business unit executives’ plans should be tied in part to overall corporate performance and in part to the business unit performance for which they are responsible.

In the aftermath of the economic crisis, the Compensation Committee conducted an extensive review of Smith’s compensation policies to ensure that performance goals were aligned not only with long-term stockholder interests but also with Smith’s need to weather the crisis. In addition to emphasizing stockholder value objectives such as earnings per share and return on net capital employed, the Compensation Committee added specific identifiable goals related to cash flow, day-sales-outstanding and inventory reduction objectives that are crucial to Smith in a downturn. The Compensation Committee anticipates that it will continue using personal objectives in setting annual compensation goals, such as participation in quality, heath, environmental and safety initiatives or other types of activities requiring personal involvement of the executive officers that support the business success of Smith.

Decision Process. The Compensation Committee makes all executive compensation decisions. The Compensation Committee retained Pearl Meyer & Partners (referred to in this section as “Pearl Meyer”), an independent compensation consultant, to assist it in the decision making process. Pearl Meyer works for the Compensation Committee and does not undertake assignments for management that exceed $120,000 per year.

In October of each year, the Compensation Committee reviews preliminary recommendations from Pearl Meyer based on current and comparative compensation data, including benchmarking results as discussed below. For all executive officers other than the Chief Executive Officer, the Compensation Committee reviews recommendations and comparative data provided by Pearl Meyer and, in conjunction with additional input from the Chief Executive Officer and Senior Vice President of Human Resources, especially as to individual executive performance, makes its decision. For the Chief Executive Officer, the Compensation Committee uses recommendations and comparative data provided by Pearl Meyer in making its decision.

Generally, the Compensation Committee makes final compensation decisions and sets performance targets in December of each year to correspond with the business plan for Smith’s upcoming fiscal year and with their evaluation of executive performance for the current year. Executive compensation decisions become effective January 1 of the upcoming fiscal year. With the exception of equity incentive awards for new hires or promotions, which are typically granted at the next Compensation Committee meeting after the hire or promotion date, Smith grants equity incentive awards only in December.

Benchmarking Group. The worldwide energy industry is a competitive environment for executive talent. To attract and retain a high level of executive expertise, Smith must remain competitive with the pay of companies with whom it competes for executive talent. Pearl Meyer provides Smith with general compensation information related to Smith’s industry and specific compensation information related to a group of companies in Smith’s industry whose executives have similar duties and responsibilities. The following companies compose Smith’s benchmarking group:

•Baker Hughes Incorporated	•Halliburton Company

•BJ Services Company	•National Oilwell Varco, Inc.

•Cameron International Corporation	•Schlumberger Limited

•FMC Technologies, Inc.	•Weatherford International Ltd.

Executive Position Grade Levels. Smith has established nine executive management grade levels. Smith assigns all executive officers in Smith to a grade level consistent with the responsibility and authority of the position. The Compensation Committee, with the assistance of Pearl Meyer, uses the grade levels to establish guidelines for salary, target annual incentive awards, target long-term incentive awards, and perquisite benefits. The grade level for each individual executive officer typically corresponds to his or her management position; however, occasionally Smith may advance an individual to a higher level to recognize exceptional contributions. Variable pay awards and equity grants, as well as perquisite benefits, are consistent within each grade level.

Fixed versus Variable Pay. Smith divides its compensation program into two general categories, fixed and variable pay. Fixed pay consists of base salary and provides Smith’s executive officers with a level of assured cash compensation appropriate for their positions within Smith. Variable pay includes annual cash bonus awards and annual equity awards (each as explained in more detail below) and is the largest component of executive management’s total target compensation. Typically, the equity awards to executive officers are solely performance-based awards that are not earned unless financial performance goals are met.

Performance Matrices. At the beginning of each year, the Compensation Committee approves consolidated and business unit performance matrices that establish targets for the variable-pay component of executive compensation. Generally, these matrices are based on the financial performance goals established in Smith’s annual business plan, supplemented by personal objectives relevant to each business segment. Because the goals are pre-determined and market conditions fluctuate throughout the year, the performance goals may not correspond to Smith’s actual results.

This process has resulted in the establishment of performance goals that are not easily met and require excellent performance and effort by management regardless of general market conditions. For instance, in performance year 2008, when Smith reported record earnings and returns during a period of robust market activity in the oilfield service industry, the annual cash bonus awards for Smith’s named executive officers ranged from 44% to 200% of target and the performance-based equity awards were 92.6% of target. For performance year 2009, Smith’s results suffered from the extreme economic recession, particularly with respect to the North American gas drilling industry, and the annual cash bonus awards for Smith’s named executive officers ranged from 0% to 79% of target and the performance-based equity awards were 63.2% of target. For the last three years, the awards to the named executive officers as a percent of target are set forth in the table below.

	Percentage of Target Award Paid for Each Performance Year:
	2009	2008	2007
Annual Cash Bonus Award	0% - 79%	44% - 200%	35% - 162%
Annual Equity Award	63.2%	92.6%	106.5%

Alignment of Interests with Stockholders. Long-term equity incentives comprise a significant portion of total compensation for Smith’s executives. Smith awards all long-term equity incentives as restricted stock units which vest ratably over either three or four years, depending on the type of award (three years for performance-based awards and four years for time-based awards). As a result, executives receive a significant amount of equity in Smith, thereby aligning their interests with those of the stockholders and providing incentive to avoid excessive risks. For instance, for the 2010 performance-year awards granted in December of 2009, approximately 70% of the total target compensation to the Smith Chief Executive Officer was in equity-based performance awards. Equity-based compensation awards constituted 50% to 68% of the total target compensation to the other named executive officers and 40% to 55% of the total target compensation to the other executive officers. In determining the type of equity awards to grant, the Compensation Committee evaluated, among other considerations, the required accounting treatment and other tax and accounting implications of various types of equity awards. The Compensation Committee selected restricted stock units (“units”), discussed below, as the equity award component because Smith can offer equal long-term value as it could with stock options while issuing fewer shares, thus reducing the dilution effect of the equity program. Performance-based unit awards are earned only when the financial performance goals are met and are forfeited prior to issuance of the common stock if the financial performance goals are not met. All unit awards contain a retention element and align executive management with stockholder interests. For these reasons, the Compensation Committee has determined that units are the most appropriate long-term equity based incentive for Smith and are the only type of equity incentive that Smith currently awards to its executive officers.

The Compensation Committee encourages stock ownership by executive management and periodically considers the appropriateness of implementing stock ownership guidelines. The Compensation Committee has chosen not to require stock ownership guidelines for the executive management at this time. Smith’s Insider Trading Policy prohibits Smith’s executive officers from engaging in any hedging or monetization transactions involving Smith securities.

Executive Compensation Components

Annual Base Salary. The Compensation Committee sets salaries for each executive by reference to the executive grade level of the position and individual performance. The criteria used in evaluating individual performance, including that of the Smith Chief Executive Officer, vary depending on the executive’s function, but generally include:

•	Leadership inside and outside Smith;

•	Advancing Smith’s interests with customers, vendors and in other business relationships;

•	Product quality and development;

•	Advancement in skills and responsibility; and

•	Financial results.

For the 2009 year, base salary represents 14% of Chief Executive Officer total target compensation and between approximately 17% and 30% of total target compensation for the other named executive officers. Base salary generally remains at the median level of the salary range, but may exceed the median if deemed appropriate by the Compensation Committee.

Annual Cash Bonus. Smith’s executive officers participate in the Executive Officer Annual Incentive Plan (“AIP”) which provides for annual cash bonuses. For the 2009 year, the Compensation Committee tied 14% of Chief Executive Officer total target compensation and between 15% and 20% of each other named executive officer’s total target compensation to the achievement of financial performance goals under the AIP.

Participants in the AIP can earn an annual cash bonus based upon the achievement of Smith’s established financial performance goals, supplemented by personal goals set for each executive officer, for each fiscal year, as described above in “Fixed versus Variable Pay” and “Performance Matrices”. The target annual bonus percentages for the executive officers are determined based upon the grade level of the executive officer and are generally close to the median of the benchmarking group. The payout award, if any, is determined by multiplying the actual annual cash bonus percentage earned by the product of the target annual cash bonus percentage times the executive’s base salary.

Depending upon Smith’s financial performance, the AIP payout can range from zero to 200% of the target annual cash bonus percentage. Upon the achievement of the target financial performance goals, participants earn 100% of their target annual cash bonus.

The Compensation Committee has no discretion to increase any award after establishing the performance targets, but may decrease or eliminate any annual bonus award, even if Smith or the executive meets the established performance targets. The Committee periodically uses such negative discretion as an additional catalyst to encourage compliance with particular personal goals for the executive management that emerge during the fiscal year and that were not initially included in the performance matrices. Smith intends that the AIP comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) so that amounts paid under the AIP will be fully deductible by Smith for federal income tax purposes.

Annual Restricted Stock Unit Award. The annual restricted stock unit (“unit”) award, issued pursuant to the Third Amended and Restated Long-Term Incentive Compensation Plan (“LTIP”), is the largest single component of total target annual compensation. Units represent the right to receive shares of common stock in the future, depending upon the achievement of the target equity goal for the coming year (for performance-based unit awards) or continued employment with Smith (for time-based unit awards). As discussed above, in typical years, executive officers receive only performance-based unit awards. As discussed above, generally the Compensation Committee makes compensation decisions for the upcoming fiscal year in December of each year. In December 2008, the global business environment was significantly deteriorating and the economic outlook was extremely volatile, particularly as related to projections for oil price and rig count, two key drivers for Smith’s business. In addition, the market value of Smith’s common stock had declined significantly from the beginning of 2008, as had that of the S&P 500 Index, the Philadelphia Oil Service Index (OSX), and Smith’s peer companies, including those of Smith’s benchmarking group. It was against this backdrop that Smith’s Compensation Committee made their compensation decisions for 2009.

When approving the December 2008 equity awards for the 2009 performance year, the Compensation Committee considered the possibility that global industry conditions, along with general economic market conditions, could worsen beyond any then-current projections. In that case, 2009 performance targets may not have been reasonably achievable for non-operational related reasons outside the control or influence of management, resulting in a zero payout for all performance-based compensation. Historically, Smith had granted equity awards to its executive officers that were 100% performance-based. To ensure the retention value of the 2009 equity pay component, particularly during the uncertain market conditions, the Compensation Committee granted 20% of the total equity awards as time-based units for all executive officers, except Smith’s Chief Executive Officer, Mr. Yearwood. The remaining 80% of the equity awards continued to consist of performance-based units. Mr. Yearwood received only performance-based units. The Compensation Committee viewed the 2009 performance period award structure as a one-time change due to the extenuating circumstances of the economic crisis. It did not contemplate continuing this mix of performance-based and time-based unit awards to the executive officers and returned in December 2009 to granting only performance-based units to the executive officers.

The Compensation Committee sets the monetary value of the awards by grade level for equity awards with all executive officers in the same grade level receiving unit awards of the same monetary value. The awards for the 2009 and 2010 performance years were in the range of the 50th percentile of equity awards granted by the benchmarking group. Award recipients do not own the underlying shares until the awards have been earned and vested; accordingly, participants have no voting rights on the shares and do not receive dividends until the shares are earned and vested. The number of target units granted is determined based on the closing price of the common stock on the date of grant, discounted for the present value of the dividends that are not paid on the unvested shares based on the dividend rate at the time of the award. The time-based units vest in equal installments over a four-year period based on continued employment requirements. If the performance-based units are earned at year-end by meeting the predetermined financial performance goals, they vest in equal installments over a three-year period based on continued employment requirements.

Depending upon performance, the payout for the performance-based unit awards for the 2009 performance year could range from zero to 130% of the target. Upon the achievement of the target equity goal, participants earn 100% of the units awarded. Once the financial performance goals have been set, the Compensation Committee does not exercise any discretion in the number of units awarded. In December 2009, the Compensation Committee evaluated the payout range for the executive officers. In order to encourage extraordinary efforts by Smith’s senior leadership team, the Compensation Committee increased the maximum payout to 150% of the target for the top four grade levels beginning with the 2010 performance year awards.

2009 Compensation and Performance Year Awards.

The 2009 corporate performance metrics, set in March 2009 and used in the AIP, are (i) earnings per share and (ii) return on net capital employed, together composing 80% of the AIP goal, and cash flow generation based on a consolidated receivable and inventory reduction goal composing 20% of the AIP goal. The LTIP performance matrix is based on a return on net capital employed goal. Both of these sets of metrics are shown in the tables below. The business unit metrics for the AIP are set for each specific business unit and include (i) earnings and return on operating assets or return on net capital employed goals and (ii) free cash flow or a combination of day-sales-outstanding and inventory reduction goals. When consolidated, the business unit goals align with the consolidated AIP goals. The Compensation Committee selected these financial measurements because these metrics are readily understood by the executives, provide a balanced incentive to increase income while managing Smith’s investment in its net assets, and relate directly to the creation of economic value that is ultimately reflected in share value.

Annual Cash Bonus. For the 2009 performance year, the grade level and target AIP percentages for the named executive officers were as follows:

	Performance Year 2009
Name	Grade Level	Target AIP %
D. Rock*	n/a	120%
J. Yearwood	I	100%
W. Restrepo	III	65%
C. Rivers	II	85%
N. Mckay	II	85%
B. Dudman	II	85%
M. Dorman**	II	85%

*	Mr. Rock serves as Smith’s Chairman of the Board, which was an executive officer position during 2009. During 2009, he was compensated as a Special Executive Advisor pursuant to his employment agreement and so was not in any particular officer grade level.

**	Ms. Dorman served as Smith’s Executive Vice President, Chief Financial Officer and Treasurer until October 2009.

The AIP target goals for the 2009 performance year included a performance matrix with a corporate earnings per share target of $1.34 and a return on net capital employed target of 15.5% representing 80% of the plan goals. The remaining 20% of the plan goals included a consolidated receivable and inventory reduction goal of $1,148 million. The metrics are set forth below. For the 2009 performance year, Smith’s earnings per share were $0.66, return on net capital employed was 11.7% and consolidated receivable and inventory reductions from December 31, 2008 were $1,009 million; resulting in a payout of 15.4% to Messrs. Rock, Yearwood and Restrepo.

ANNUAL PERFORMANCE PLAN 2009 CORPORATE PERFORMANCE MATRIX–80%
RETURN ON NET CAPITAL EMPLOYED			EARNINGS PER SHARE
		ACTUAL		THRESHOLD		TARGET		MAXIMUM
		$0.66	<$0.94	$0.94	$1.14	$1.34	$1.47	$1.61
	<10.9%		0%	0%	0%	0%	0%	0%
THRESHOLD	10.9%		0%	20%	35%	60%	85%	110%
ACTUAL	11.7%	0%
	13.2%		0%	35%	50%	75%	100%	125%
TARGET	15.5%		0%	60%	75%	100%	125%	150%
	17.1%		0%	85%	100%	125%	150%	175%
MAXIMUM	18.6%		0%	110%	125%	150%	175%	200%

ANNUAL PERFORMANCE PLAN 2009 CORPORATE PERFORMANCE MATRIX – 20%
CONSOLIDATED RECEIVABLE AND INVENTORY REDUCTION FROM DECEMBER 31, 2008 (IN MILLIONS)		PAYOUT EARNED
	<804	0.0%
THRESHOLD	804	20.0%
	861	36.0%
	918	52.0%
	976	68.0%
ACTUAL	1,009	77.2%
	1,033	84.0%
TARGET	1,148	100.0%
	1,205	125.0%
	1,263	150.0%
	1,320	175.0%
MAXIMUM	1,378	200.0%

The business unit matrices and payout calculations follow a similar model, with the same payout range, but with targets that are specific to each business unit. The actual performance levels achieved by the business units were below the target goals, resulting in Messrs. Rivers, Dudman and Mckay (pro-rated for time of employment) earning 58.7%, 0% and 79.2%, respectively, of their target annual cash bonus percentage. Because Ms. Dorman was not an employee as of December 31, 2009, she did not earn any award under the AIP.

Annual Equity Award. All units granted to Mr. Yearwood in 2008 for the 2009 performance year were performance-based units. Messrs. Rivers and Dudman received a mix of 80% performance-based units and 20% time-based units. Because Mr. Mckay joined the Company in November 2009, he did not receive any performance-based units for the 2009 performance year. No units were granted to Mr. Rock in 2008 for the 2009 performance year. The target for the 2009 performance year was return on net capital employed was 15.5%, the same level as for the AIP. The matrix is set forth below. For the 2009 performance year, Smith’s return on net capital employed was 11.67%, resulting in each individual earning 63.2% of their target unit award. Because Ms. Dorman was not an employee as of December 31, 2009, she did not receive any performance-based unit awards based on the criteria set forth above. Her settlement agreement is described in the section titled “Employment Agreements” below.

ANNUAL PERFORMANCE-BASED RESTRICTED SHARES 2009 FISCAL YEAR AWARD MATRIX
RETURN ON NET CAPITAL EMPLOYED		RESTRICTED SHARES EARNED (AS A % OF TARGET AWARD)
	<10.85%	0.0%
THRESHOLD	10.85%	50.0%
	11.63%	62.5%
ACTUAL	11.67%	63.2%
	12.40%	75.0%
	13.18%	87.5%
	13.95%	93.8%
TARGET	15.50%	100.0%
	16.28%	107.5%
	17.05%	115.0%
	17.83%	122.5%
MAXIMUM	18.60%	130.0%

Other Executive Compensation Components

Perquisites. Smith has an interest in ensuring the physical and mental wellness of its employees and, therefore, provides for a reimbursement of up to $3,000 for an annual physical for each executive officer. In addition, in lieu of providing specific perquisites, Smith provides a set dollar amount of specifically identified perquisites. This dollar amount is consistent within each grade level for U.S. residents and within corporate guidelines established for non-U.S. residents and is paid annually in 26 equal bi-weekly payments, as identified in the footnotes to the Summary Compensation Table. The executive officers do not need to spend their allowance on the specified items, but are free to use the allowance at their discretion. The perquisite package for non-U.S. residents follows a similar methodology with different dollar amounts. Mr. Mckay receives the non-U.S. perquisite package, as identified in the footnotes to the Summary Compensation Table. Smith believes that providing a set dollar amount allows its executive officers more flexibility and is more efficient to administer than reimbursing for each individual expense. The amount provided is reviewed periodically and is consistent with perquisites provided by the benchmarking group. In addition, Smith’s executive officers may receive personal administrative assistant services at no incremental cost to Smith. Perquisite amounts are not considered annual salary for bonus purposes or 401(k) contributions.

401(k) Plan. Smith believes that financial security during retirement is an important benefit to provide to its executive management. For this reason, Smith and various subsidiaries offer 401(k) plans to their employees, including their executive officers. Because the Smith and subsidiary plans operate and are administered in a similar fashion, for purposes of this discussion, the 401(k) plans will be referred to in the singular. Participants may contribute up to the federal limit in the 401(k) plan. Smith makes various levels of contributions to the 401(k) plan, including age-weighted contributions and performance-based matching contributions as defined in the 401(k) plan. Although the majority of Smith peers have both defined benefit and defined contribution plans, the Compensation Committee elected to implement a defined contribution plan (the “401(k) plan”) to control Smith’s costs. Smith 401(k) Plan is consistent with similar plans available generally in the energy industry. Executive officers participate in the 401(k) plan on the same basis as other employees.

Supplemental Executive Retirement Plan. In addition to the 401(k) Plan described above, Smith’s officers, including all of the executive officers, and other key employees are eligible to participate in Smith’s Post-2004 Supplemental Executive Retirement Plan (the “post-2004 SERP”). In connection with the adoption of the post-2004 SERP, Smith suspended contributions to its previous SERP (“SERP”), except for guaranteed interest contributions discussed in the narrative disclosure following the Nonqualified Deferred Compensation Table. The SERP and post-2004 SERP were implemented to allow Smith’s officers to defer additional pre-tax compensation for retirement without regard to the limits placed on 401(k) plans under the Code. Smith believes that the post-2004 SERP is an important tool for the retirement planning efforts of Smith’s officers. Moreover, after reviewing data from the benchmarking group, Smith’s Compensation Committee determined that the post-2004 SERP is important to remain competitive in the compensation arena. Additional information regarding the operation of the SERP and post-2004 SERP may be found in the footnotes and narrative disclosure following the Nonqualified Deferred Compensation Table.

Change of Control and Employment Agreements

Change of Control Agreements. Smith has entered into change of control agreements with ten members of management, including all of the named executive officers. After reviewing benchmarking studies performed by outside legal counsel at the request of the Compensation Committee in 1999, the Compensation Committee adopted a form of change of control agreement. The Compensation Committee periodically reviews the terms of the change of control agreements and retains outside legal counsel to conduct benchmarking studies to determine whether the change of control agreements remain competitive in Smith’s industry. As a result of these reviews, the Compensation Committee periodically revises the form of change of control agreement. In December 2009, the Compensation Committee revised the form of change of control agreement to eliminate tax gross-ups.

The Compensation Committee has determined that the change of control agreements are a necessary component of Smith’s compensation package in order for Smith to provide competitive compensation arrangements, particularly because such agreements are standard in Smith’s industry. In addition, they make executives neutral to change of control transactions that are in the best interests of Smith and its stockholders, and thereby help create, rather than diminish, stockholder value. Moreover, Smith believes that the change of control agreements help it to attract and retain its executive officers by reducing the personal uncertainty and anxiety that arises from the possibility of a future business combination. Smith selected objective criteria to determine whether a change of control has occurred for purposes of the change of control agreements in order to reduce the likelihood of a dispute in the event of a change of control and to help ensure that the agreements are triggered only under circumstances when a true transfer of control or ownership has occurred. While the change of control agreements do not influence decisions regarding compensation elements, the Compensation Committee periodically reviews the terms of the change of control agreements so that they remain generally consistent with those of the benchmarking group. Additional information regarding the change of control agreements may be found in the section titled “Executive Compensation—Change of Control and Employment Agreements.”

Employment Agreements. When Smith emerged from bankruptcy in 1987, it offered employment agreements to certain key officers. The only remaining executive officer with an employment agreement is Mr. Dudman. Smith entered into this agreement primarily as a retention tool, but also because the Smith board of directors felt that Mr. Dudman could provide extraordinary and unique management and strategy skills to maintain and grow Smith. The Compensation Committee no longer offers these types of employment agreements to executive officers. Mr. Dudman’s employment agreement contains severance provisions that would entitle him to receive a lump sum payment in cash equal to his current annual base salary, bonus and benefits through the end of the employment period (three years) in the event that he were to be terminated by Smith (other than for cause, death or disability) or if for any reason his position is eliminated or otherwise becomes redundant, except in the event of a change of control, in which case severance would be paid pursuant to his change of control agreement as explained in the section titled “Executive Compensation—Change of Control and Employment Agreements.” Mr. Dudman’s agreement was restated in 2008 to comply with the provisions of Section 409A of the Code, but otherwise remains the same agreement as executed in 1987.

In addition, Smith entered into an employment agreement with Mr. Rock upon his retirement as Chief Executive Officer, President and Chief Operating Officer (the “Rock agreement”) pursuant to which Mr. Rock would serve as a Special Executive Advisor or in such other position as determined by Smith’s board of directors for a period commencing January 1, 2009 and ending on the first day following the conclusion of Smith’s annual meeting of stockholders for the calendar year 2010. Mr. Rock remained a member of Smith’s board of directors and the Chairman of the Board after January 1, 2009. Effective as of 11:59 p.m. on December 31, 2008, the Rock agreement superseded Mr. Rock’s previous employment agreement with Smith and Mr. Rock’s previous change of control employment agreement with the Company. The Rock agreement provided for an annual base salary of $1.3 million, a target bonus of 120% of base salary with respect to Smith’s 2009 fiscal year and eligibility to participate in all Smith benefit and perquisite plans during the employment period other than Smith’s Long-Term Incentive Compensation Plan. The Rock agreement and Mr. Rock’s employment were terminable by either Smith at any time or by Mr. Rock with 30 days written notice, and terminated automatically upon a change of control (as defined in the Rock agreement). In the event that Mr. Rock’s employment was terminated as a result of his death or disability (as defined in the Rock agreement), by Smith without cause (as defined in the Rock agreement) or due to a change of control, Mr. Rock would have been entitled to certain accrued obligations and a termination payment equal to $108,333.33 times the number of whole months (rounded up or down as provided for in the Rock agreement) between the date of termination and the original termination date of the Rock agreement. Mr. Rock was subject to a confidentiality covenant and a non-competition covenant during the term of the Rock agreement. Mr. Rock terminated the Rock agreement effective May 12, 2010, and is no longer an employee of Smith.

In connection with Ms. Dorman’s departure from Smith effective October 16, 2009, Smith and Ms. Dorman entered into a separation agreement on September 28, 2009, under which Ms. Dorman received a one-time lump sum severance payment of $2,697,514, less applicable taxes and deductions, reimbursement for health coverage premiums for up to eighteen months following October 16, 2009 to the extent Ms. Dorman elects to participate in COBRA coverage, executive-level outplacement services for a period of one year following October 16, 2009 and accelerated vesting of all outstanding equity grants, with an exercise period of up to three-years for outstanding stock options. Vesting of the performance-based restricted stock units relating to the 2009 performance period were accelerated and paid out at a level reflecting then-anticipated achievement of the 2009 performance metrics. These special severance benefits were contingent upon execution of a general release, which was executed, and ongoing compliance with confidentiality, non-disparagement and cooperation obligations.

Pension Plan. Smith has a defined benefit pension plan, which is currently frozen. The benefit accruals were frozen effective March 1, 1987, and the amount of the pension benefit was fixed for all eligible employees based only upon benefit accruals from September 1, 1985 to March 1, 1987. Mr. Rock is the only named executive officer with any benefit accruals under the plan. Any benefits under the pension plan are offset by benefits paid under a previous pension plan of Smith. There are no executive officers with any benefit accruals under the plan.

COMPENSATION AND BENEFITS COMMITTEE REPORT

The Compensation and Benefits Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussion, the Committee recommended to the Smith board of directors that the Compensation Discussion and Analysis be included in this proxy statement/prospectus.

Robert Kelley, Chairman

Dod A. Fraser

James R. Gibbs

This report of the Compensation and Benefits Committee shall not be deemed “soliciting material,” or to be “filed” with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act. Further, this report will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act except to the extent that we specifically incorporate this information by reference.

EXECUTIVE COMPENSATION

The following tables show compensation for services to Smith of the persons who during 2009 were the principal executive officer, principal financial officer, and the next three most highly compensated executive officers (the “named executive officers”). Also included are Margaret Dorman, who was Smith’s principal financial officer for a portion of the year, and Bryan Dudman, who otherwise would have been subject to reporting absent Mr. Mckay’s new hire equity award.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)		All Other Compensation ($)(4)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)		(i)	(j)

Doug Rock(5)	2009	$1,300,000	$0	$0	$0	$240,240	$9,144		$1,134,475	$2,683,859
Chairman of the Board	2008	$1,347,115	$0	$0	$0	$1,341,600	$4,212		$820,690	$3,513,617
	2007	$1,175,000	$0	$4,652,695	$0	$1,837,230	$0	(6)	$590,552	$8,255,477

John Yearwood	2009	$942,308	$0	$4,499,994	$0	$154,000	$0		$192,702	$5,789,004
President, Chief Executive
Officer and Chief Operating
Officer

William Restrepo	2009	$96,923	$0	$1,497,590	$0	$9,384	$0		$19,619	$1,623,516
Senior Vice President, Chief
Financial Officer and
Treasurer

Christopher I.S. Rivers	2009	$543,714	$0	$1,644,134	$0	$290,892	$0		$139,647	$2,618,387
President and Chief Executive
Officer, M-I SWACO

Norman A. Mckay	2009	$125,001	$0	$3,644,131	$0	$56,100	$0		$53,082	$3,878,313
Executive Vice President and
President, Smith Technologies

Bryan L. Dudman	2009	$637,000	$0	$1,644,134	$0	$0	$0		$182,097	$2,463,231
Executive Vice President and	2008	$631,092	$0	$1,325,722	$0	$220,513	$0		$185,144	$2,362,471
President, Smith Drilling and	2007	$485,000	$0	$1,890,611	$0	$401,944	$0		$162,999	$2,940,554
Evaluation

Margaret K. Dorman(7)	2009	$505,465	$0	$0	$0	$0	$0		$2,863,983	$3,369,448
Former Executive Vice	2008	$578,012	$0	$1,493,074	$0	$391,592	$0		$194,860	$2,657,538
President, Chief Financial	2007	$465,000	$0	$1,372,588	$0	$424,126	$0		$156,130	$2,417,844
Officer and Treasurer

(1)	Performance-based cash bonuses paid pursuant to the AIP are included in column (g).

(2)	The amounts in column (e) and (f) reflect the grant date fair value computed in accordance with FASB ASC Topic 718, based on the closing price of the stock on the date of grant minus the present value of the dividend stream for the vesting period, assuming a 1-year, 2-year, 3-year and 4-year annual discount rate of 0.27%, 0.67%, 1.12% and 1.56%. The target, threshold and maximum value of equity awards granted during 2009 are shown below in the Grants of Plan-Based Awards Table.

(3)	The amounts in column (g) reflect the cash bonus awards paid to the named individuals in 2009 for the 2010 performance year under the AIP, which is discussed in more detail under the heading “Compensation Discussion and Analysis—Annual Cash Bonus.”

(4)	The amounts in column (i) for 2009, which include Smith’s contributions to the SERP and post-2004 SERP (disclosued collectively below as the “SERP”) and the 401(k) plan and perquisites, are itemized below:

	SERP	401(k)		Perquisite Allowance(a)	Life Insurance Premiums
D. Rock	$1,064,366	$18,375		$32,800	$18,897
J. Yearwood	$143,209	$11,025		$32,837	$5,631
W. Restrepo	$9,631	$2,523		$7,027	$438
C. Rivers	$89,303	$17,437	(b)	$26,500	$6,407
N. Mckay	$11,555	$0		$41,527	$0
B. Dudman	$136,669	$13,475		$26,537	$5,416
M. Dorman(c)	$134,836	$11,025		$18,529	$2,079

(a)	These amounts include a specified dollar amount for U.S. residents for an automobile allowance, financial planning and tax preparation, mobile phone, medical reimbursement, club memberships and legal counseling that may be used at the discretion of each individual and a $3,000 allowance for an annual physical that is paid for by the Company. All named executive officers except Mr. Mckay are U.S. residents. Mr. Mckay receives Smith’s non-U.S. resident perquisite package under which he received a U.S.$3,000 allowance for an annual physical that is paid for by Smith, a foreign service allowance of U.S.$12,500, a foreign cost of living allowance of U.S.$7,780, a car allowance of AED12,000 (U.S.$3,268) and a housing allowance of AED55,000 (U.S.$14,978). The car allowance and housing allowance were paid to Mr. Mckay in United Arab Emirates Dirham (AED) and converted into U.S. dollars for purposes of this disclosure based on the average conversion rate during the time that Mr. Mckay was employed by Smith in 2009. Perquisites are described in more detail under the heading “Compensation Discussion and Analysis—Perquisites.”

(b)	Mr. Rivers also participates in the M-I SWACO 401(k) Plan. This amount includes $3,206 in profit sharing contributions from M-I SWACO.

(c)	Ms. Dorman also received a negotiated settlement of $2,697,514 pursuant to her separation agreement.

(5)	Mr. Rock is Smith Chairman of the Board, which was an executive officer position during 2009. Effective May 12, 2010, Mr. Rock resigned his employment with Smith, but remains Chairman of the Board.

(6)	Due to an increase in the discount rate used in the Smith International, Inc. Restated Pension Plan, the change in pension value for the 2007 fiscal year was a negative $752. It is reflected in the above table as being zero change. The change in pension value for 2008 and 2009 were both positive and included in the above table. The restated pension plan is discussed in the narrative to the Pension Benefits Table below.

(7)	Effective October 16, 2009, Ms. Dorman retired from Smith.

Grants of Plan-Based Awards for Fiscal 2009

The following table provides information regarding incentive awards made to the named executive officers during the 2009 fiscal year.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards (4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
D. Rock	12/01/09	$312,000	$1,560,000	$3,120,000	—	—	—	—	—	—	—
J. Yearwood	12/01/09	$200,000	$1,000,000	$2,000,000	84,238	168,476	252,714	—	—	—	$6,749,991
W. Restrepo	12/01/09	$58,500	$292,500	$585,000	13,995	27,989	41,984	—	—	—	$1,121,379
	10/21/09	$—	—	—	—	—	—	23,385	—	—	$750,004
C. Rivers	12/01/09	$99,111	$495,557	$991,114	30,778	61,555	92,333	—	—	—	$2,466,201
N. Mckay	12/01/09	$85,000	$425,000	$850,000	30,778	61,555	92,333	—	—	—	$2,466,201
	11/02/09	$—	—	—	—	—	—	74,122	—	—	$1,999,997
B. Dudman	12/01/09	$114,920	$574,600	$1,149,200	30,778	61,555	92,333	—	—	—	$2,466,201
M. Dorman	—	$—	—	—	—	—	—	—	—	—	—

(1)	Amounts represent possible payouts for the 2009 performance year under the AIP, which is discussed in more detail under the heading “Compensation Discussion and Analysis—Annual Cash Bonus.” The actual payout amount is included in column (g) of the summary compensation table.

(2)	Amounts represent performance-based restricted stock unit (“PBRSU”) awards made in December 2009 for the 2010 performance year under the LTIP, which is discussed in more detail under the heading “Compensation Discussion and Analysis—Annual Restricted Stock Unit Award.” If threshold levels of performance are not met, then no shares would be issued.

(3)	Amounts represent new hire time-based restricted stock unit (“TBRSU”) awards made during 2009 under the LTIP, which is discussed in more detail under the heading “Compensation Discussion and Analysis—Annual Restricted Stock Unit Award.”

(4)	The grant date fair market value was determined in accordance with FASB ASC Topic 718, based on the closing price of the stock on the date of grant minus the present value of the dividend stream for the vesting period, assuming a 1-year, 2-year, 3-year and 4-year annual discount rate of 0.27%, 0.67%, 1.12% and 1.56%.

Outstanding Equity Awards at Fiscal Year End for Fiscal 2009

The following table shows the number of shares covered by exercisable and unexercisable options and unvested restricted stock units held by the named executive officers on December 31, 2009. The market value of unvested awards is based on Smith’s closing market price of $27.17 per share on December 31, 2009.

		Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)		(h)		(i)	(j)		(k)
D. Rock	12/04/2007	—	—	—	—	—		24,324	(1)	$660,883	—		—
	12/07/2004	21,500	—	—	$28.13	12/07/2014	(2)	—		—	—		—

J. Yearwood	12/01/2009	—	—	—	—	—		—		—	168,476	(3)	$4,577,493
	12/01/2008	—	—	—	—	—		92,314	(4)	$2,508,171	—		—
	08/25/2008	—	—	—	—	—		4,414	(1)	$119,928	—		—

W. Restrepo	12/01/2009	—	—	—	—	—		—		—	27,989	(3)	$760,461
	10/21/2009	—	—	—	—	—		23,385	(5)	$635,370	—		—

N. Mckay	12/01/2009	—	—	—	—	—		—		—	61,555	(3)	$1,672,449
	11/02/2009	—	—	—	—	—		74,122	(5)	$2,013,895	—		—

C. Rivers	12/01/2009	—	—	—	—	—		—		—	61,555	(3)	$1,672,449
	12/01/2008	—	—	—	—	—		27,752	(4)	$754,022	—		—
	12/01/2008	—	—	—	—	—		12,453	(6)	$338,348	—		—
	12/04/2007	—	—	—	—	—		4,398	(1)	$119,494	—		—
	12/07/2004	9,600	—	—	$28.13	12/07/2014	(2)	—		—	—		—
	12/09/2004	5,550	—	—	$31.65	12/09/2014	(7)	—		—	—		—
	12/02/2003	18,000	—	—	$19.41	12/02/2013	(8)	—		—	—		—
	12/03/2002	16,500	—	—	$17.36	12/03/2012	(9)	—		—	—		—
	12/12/2002	4,000	—	—	$22.57	12/12/2012	(10)	—		—	—		—
	12/04/2001	11,560	—	—	$11.75	12/04/2011	(11)	—		—	—		—
	12/14/2001	5,312	—	—	$26.00	12/14/2011	(12)	—		—	—		—
	12/05/2000	4,680	—	—	$15.38	12/05/2010	(13)	—		—	—		—
	12/19/2000	5,440	—	—	$34.13	12/19/2010	(14)	—		—	—		—

B. Dudman	12/01/2009	—	—	—	—	—		—		—	61,555	(3)	$1,672,449
	12/01/2008	—	—	—	—	—		12,453	(6)	$338,348	—		—
	12/01/2008	—	—	—	—	—		27,752	(4)	$754,022	—		—
	12/04/2007	—	—	—	—	—		9,884	(1)	$268,548	—		—
	12/07/2004	4,800	—	—	$28.13	12/07/2014	(2)	—		—	—		—

M. Dorman	12/07/2004	16,000	—	—	$28.13	10/16/2012	(2)	—		—	—		—
	12/02/2003	56,000	—	—	$19.41	10/16/2012	(8)	—		—	—		—

(1)	These are PBRSUs that vest at the rate of 33 1/3% a year, based on satisfaction of performance criteria for the 2008 year, with vesting dates of 12/31/2008, 12/6/2009 and 12/6/2010.

(2)	These options vested at the rate of 25% a year, with vesting dates of 12/7/2005, 12/7/2006, 12/7/2007 and 12/7/2008.

(3)	These are PBRSUs that vest at the rate of 33 1/3% a year, subject to satisfaction of performance criteria for the 2010 year, with vesting dates of 12/31/2010, 12/6/2011 and 12/6/2012.

(4)	These are PBRSUs that vest at the rate of 33 1/3% a year, based on satisfaction of performance criteria for the 2009 year, with vesting dates of 12/31/2009, 12/6/2010 and 12/6/2011.

(5)	These are TBRSUs that vest at the rate of 25% per year, conditioned on continuous employment through the vest date, with vesting dates of 12/06/2010, 12/06/2011 and 12/06/2012 and 12/06/2013.

(6)	These are TBRSUs that vest at the rate of 25% per year, conditioned on continuous employment through the vest date, with vesting dates of 12/06/2009, 12/06/2010, 12/06/2011 and 12/06/2012.

(7)	These awards are Schlumberger Stock Appreciation Rights based on Schlumberger stock price appreciation. They were awarded as part of the compensation structure at M-I SWACO prior to the time the individual became an executive officer of Smith and vested at a rate of 25% per year, conditioned on continuous employment through the vest date, with vesting dates of 12/9/2005, 12/9/2006, 12/9/2007, and 12/9/2008. Maximum payout is limited to 125% of the initial value of the units subject to the award. The option exercise price is tied to the price of Schlumberger stock.

(8)	These options vested at the rate of 25% a year, with vesting dates of 12/2/2004, 12/2/2005, 12/2/2006 and 12/2/2007.

(9)	These options vested at the rate of 25% a year, with vesting dates of 12/3/2003, 12/3/2004, 12/3/2005 and 12/3/2006.

(10)	These awards are Schlumberger Stock Appreciation Rights based on Schlumberger stock price appreciation. They were awarded as part of the compensation structure at M-I SWACO prior to the time the individual became an executive officer of Smith and vested at a rate of 20% per year with vesting dates of 12/12/2003, 12/12/2004, 12/12/2005, 12/12/2006 and 12/12/2007. The option exercise price is tied to the price of Schlumberger stock.

(11)	These options vested at the rate of 25% a year, with vesting dates of 12/4/2002, 12/4/2003, 12/4/2004 and 12/4/2005.

(12)	These awards are Schlumberger Stock Appreciation Rights based on Schlumberger stock price appreciation. They were awarded as part of the compensation structure at M-I SWACO prior to the time the individual became an executive officer of Smith and vested at a rate of 20% per year with vesting dates of 12/14/2002, 12/14/2003, 12/14/2004, 12/14/2005 and 12/14/2006. The option exercise price is tied to the price of Schlumberger stock.

(13)	These options vested at the rate of 25% a year, with vesting dates of 12/5/2001, 12/5/2002, 12/5/2003 and 12/5/2004.

(14)	These awards are Schlumberger Stock Appreciation Rights based on Schlumberger stock price appreciation. They were awarded as part of the compensation structure at M-I SWACO prior to the time the individual became an executive officer of Smith and vested at a rate of 20% per year with vesting dates of 12/19/2001, 12/19/2002, 12/19/2003, 12/19/2004 and 12/19/2005. The option exercise price is tied to the price of Schlumberger stock.

Option Exercises and Stock Vested for Fiscal 2009

The following table shows all stock options exercised and value received upon exercise, and all stock awards vested and value received upon vesting by the named executive officers during the fiscal year ended December 31, 2009.

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)		(c)	(d)	(e)
D. Rock	0		$0	65,577	$1,730,577
J. Yearwood	0		$0	50,572	$1,370,598
W. Restrepo	0		$0	0	$0
C. Rivers	10,288	(1)	$329,094	29,637	$792,944
N. Mckay	0		$0	0	$0
B. Dudman	5,550	(1)	$130,148	35,122	$937,693
M. Dorman	0		$0	76,517	$2,498,280

(1)	Represents exercise of Schlumberger Stock Appreciation Rights based on Schlumberger stock price appreciation that were awarded as part of the compensation structure at M-I SWACO prior to the time the individuals became executive officers of Smith.

Pension Benefits for Fiscal 2009

The following table shows the number of years of credited service of and present value of accumulated benefits payable to each of the named executive officers under Smith’s restated pension plan.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
D. Rock	Smith International, Inc. Restated Pension Plan	1.5	$79,907	$0
J. Yearwood	N/A	N/A	N/A	N/A
W. Restrepo	N/A	N/A	N/A	N/A
C. Rivers	N/A	N/A	N/A	N/A
N. Mckay	N/A	N/A	N/A	N/A
B. Dudman	N/A	N/A	N/A	N/A
M. Dorman	N/A	N/A	N/A	N/A

Smith has a defined benefit pension plan (the “restated pension plan”), which is currently frozen. The benefit accruals were frozen effective March 1, 1987, and the amount of the pension benefit was fixed for all eligible employees based only upon benefit accruals from September 1, 1985 to March 1, 1987. Any benefits under the Restated Pension Plan are offset by benefits paid under a previous pension plan of Smith.

Nonqualified Deferred Compensation for Fiscal 2009

The following table and narrative disclosure provides information regarding nonqualified deferred compensation with respect to each named executive officer.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)(1)	Aggregate Earnings (Losses) in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
(a)	(b)	(c)	(d)	(e)	(f)
D. Rock	$728,000	$1,064,366	$90,567	$0	$19,208,192
J. Yearwood	$194,422	$143,209	$207	$0	$403,612
W. Restrepo	$6,060	$9,631	$0	$0	$15,691
C. Rivers	$476,110	$89,303	$640,769	$0	$2,787,702
N. Mckay	$6,217	$11,555	$0	$0	$17,772
B. Dudman	$160,257	$136,669	$661,863	$0	$3,649,721
M. Dorman	$112,619	$134,836	$9,973	$0	$2,183,715

(1)	Includes age-weighted and matching contributions made by Smith and additional Smith contributions, if any, as explained below. These amounts are reported in the All Other Compensation column for each named executive officer in the Summary Compensation Table.

Smith International, Inc. Post-2004 Supplemental Executive Retirement Plan. The Smith International, Inc. Post-2004 Supplemental Executive Retirement Plan (the “post-2004 SERP”) is a non-qualified, deferred compensation plan, for the benefit of officers and certain other eligible employees of Smith as selected by the Compensation Committee. Participants may contribute, on a pre-tax basis, up to 100% of their cash compensation, as defined in the post-2004 SERP. Distributions may generally be made either as a lump sum or installment payments following the participant’s termination of employment due to death, disability, retirement or other separation from service. Distributions may also be made on a limited basis and to the extent necessary as a lump sum upon the occurrence of the participant’s unforeseeable financial emergency as approved by the Compensation Committee. The post-2004 SERP also provides for Smith contributions, as follows:

Age-Weighted Contributions. Smith provides an age-weighted contribution percentage (“AWCP”) ranging from 2% to 6% of qualified compensation, less any age-weighted contributions made to the participant’s 401(k)

account. The post-2004 SERP provides that the AWCP for executive officers is 6% of qualified compensation regardless of age. The difference between a participant’s (i) “Total 401(k) Compensation” and (ii) “Net 401(k) Compensation” is multiplied by the AWCP to compute the age-weighted contribution. “Total 401(k) Compensation” generally means the total of all cash amounts paid by Smith to a participant, including deferred amounts. “Net 401(k) Compensation” generally means Total 401(k) Compensation less participant contributions to the post-2004 SERP, but not to exceed the limit set under the Code.

Matching Contributions. Smith provides a performance-based matching contribution ranging from zero to 100% of salary deferrals that mirrors the matching formulas in effect for the Smith’s 401(k) Plan, but without regard to certain Code limits applicable to the 401(k) plan. Matching contributions for all plan participants are limited to 6% of total 401(k) compensation, less the maximum dollar amount of matching contributions that could be made in their individual 401(k) accounts for that year. Executive officers receive 100% matching contributions subject to the same limitation.

Additional Company Contributions. Deferred funds are placed with the fund trustee and invested at the discretion of the participant in a variety of funds, including a money market fund. Smith guarantees that the deferrals invested in the money market fund will yield interest at 120% of the long-term applicable federal rate (“AFR”). Therefore, in addition to the contributions described above, for the portion of each participant’s account invested in the money market fund that is earning less than 120% of AFR, Smith makes a contribution equal to the difference in interest between the money market fund rate actually earned by the money market fund and 120% of the AFR, which contribution is credited to the participant’s account.

Discretionary Profit Sharing Contributions. The Compensation Committee may, in its discretion, determine the amount of any profit sharing contribution for a plan year and how that amount is to be allocated among the accounts of the post-2004 SERP participants.

In the event of insolvency or bankruptcy, all assets allocable to the post-2004 SERP are available to satisfy the claims of all general unsecured creditors of Smith. Smith established a grantor trust to serve as a source of funds from which it can satisfy its obligations under the post-2004 SERP. Participants in the post-2004 SERP will have no rights to any assets held in the trust, except as general unsecured creditors of Smith. A participant’s rights to any amounts credited to an account under the post-2004 SERP cannot be anticipated, alienated, sold, assigned, pledged, encumbered or charged by the participant and may only pass upon the participant’s death pursuant to a beneficiary designation made by the participant under the post-2004 SERP. Smith may, by action of the Compensation Committee, terminate the post-2004 SERP with respect to future contributions; provided, however, such termination shall not affect any participant’s right to receive any distribution due under the post-2004 SERP.

The post-2004 SERP will be interpreted by the Compensation Committee in such manner as necessary to comply with the requirements of Code Section 409A and the authority issued thereunder.

Smith International, Inc. Supplemental Executive Retirement Plan. In connection with the adoption of the post-2004 SERP and Code Section 409A, Smith suspended contributions to the SERP effective December 31, 2004, other than such contributions that were earned and vested as of December 31, 2004. However, Smith may be required to make contributions to participants’ accounts to guarantee an investment return equal to 120% of the AFR on deferrals invested in the money market fund, in the same manner as explained above.

With respect to Smith insolvency or bankruptcy, participant’s rights, beneficiary designations and plan termination, the SERP is in all material respects the same as the post-2004 SERP.

Change of Control and Employment Agreements

Employment Agreements. As discussed in Compensation Discussion and Analysis above, during 2009 Smith had an employment agreement from 1987 with Mr. Dudman. The agreement has an initial term of three years and is automatically extended for an additional year at each anniversary date. Automatic renewals may not be suspended by Smith without triggering severance. The agreement automatically terminates when Mr. Dudman reaches age 65. The employment agreement contains salary and other conditions of employment and entitles Mr. Dudman to participate in Smith’s bonus program and other benefit programs. If the employment of Mr. Dudman is terminated by Smith (other than for cause, death or disability) or if for any reason his position is eliminated or otherwise becomes redundant, Mr. Dudman would be entitled to receive a lump sum payment in cash equal to his current annual base salary, bonus and benefits through the end of the employment period; provided, however, that in the event of a change of control, the change of control agreements discussed below would control, except with respect to any accrued obligations under the employment agreement that were not fully accrued under the applicable change of control agreement.

Smith entered into an employment agreement with Mr. Rock upon his retirement as Chief Executive Officer, President and Chief Operating Officer (the “Rock agreement”) pursuant to which Mr. Rock would serve as a Special Executive Advisor or in such other position as determined by Smith’s board of directors for a period commencing January 1, 2009 and ending on the first day following the conclusion of Smith’s annual meeting of stockholders for the calendar year 2010. Mr. Rock remained a member of Smith’s board of directors and the Chairman of the Board after January 1, 2009. Effective as of 11:59 p.m. on December 31, 2008, the Rock agreement superseded Mr. Rock’s previous employment agreement with Smith and Mr. Rock’s previous change of control employment agreement with Smith. The Rock agreement provided for an annual base salary of $1.3 million, a target bonus of 120% of base salary with respect to Smith’s 2009 fiscal year and eligibility to participate in all Smith benefit and perquisite plans during the employment period other than Smith’s Long-Term Incentive Compensation Plan. The Rock agreement and Mr. Rock’s employment were terminable by either Smith at any time or by Mr. Rock with 30 days written notice, and terminated automatically upon a change of control (as defined in the Rock agreement). In the event that Mr. Rock’s employment was terminated as a result of his death or disability (as defined in the Rock agreement), by Smith without cause (as defined in the Rock agreement) or due to a change of control, Mr. Rock was entitled to certain accrued obligations and a termination payment equal to $108,333.33 times the number of whole months (rounded up or down as provided for in the Rock agreement) between the date of termination and the original termination date of the Rock agreement. Mr. Rock was subject to a confidentiality covenant and a non-competition covenant during the term of the Rock agreement. Mr. Rock terminated the Rock agreement effective May 12, 2010, and is no longer an employee of Smith.

Change of Control Agreements. Smith previously entered into change of control agreements with its executive officers (the “2009 change of control agreements”), except for Messrs. Restrepo and Mckay. The 2009 change of control agreements were in effect until December 31, 2009. Effective January 1, 2010, the Company replaced all existing change of control agreements and entered into new agreements with Messrs. Restrepo and Mckay, which were identical in all respects to the 2009 change of control agreements except that the tax gross-up provision was eliminated (the “2010 change of control agreements”). Throughout this section, the agreements are referred to collectively as the “change of control agreements”, with any differences between the agreements noted. In the event of a “change of control” of Smith (as defined in the change of control agreements), the change of control agreements provide for the continued employment of the executive officers for a period of three years and provide for the continuation of salary and benefits.

“Change of control” generally means (a) with certain exceptions, the acquisition of beneficial ownership of 30% or more of the outstanding shares of Smith’s common stock or the combined voting power of the outstanding voting securities of Smith; (b) with certain exceptions, a change in the majority of the Smith board of directors serving as directors as of the date of the change of control agreement; (c) the consummation of a business combination transaction where (i) the beneficial owners of Smith’s common stock immediately prior to the business combination transaction own less than 60% of the outstanding shares of common stock (or equivalent securities) of the corporation resulting from such business combination transaction (the “surviving corporation”), (ii) with certain exceptions, a person is the beneficial owner of 30% or more of the outstanding shares of common stock or the combined voting power of the outstanding voting securities of the surviving corporation, and (iii) less than a majority of the members of the board of directors (or equivalent governing body) of the surviving corporation were members of the Smith board of directors at the time of the execution of the business combination agreement, or of the action of the Smith board of directors, providing for the business combination transaction; or (d) approval by Smith’s stockholders of a complete liquidation or dissolution.

If, after a change of control event, the executive is terminated by Smith (other than for cause, death or disability), or if the executive elects to terminate his or her employment for “good reason” (as defined in the change of control agreements), the executive is entitled to receive the following:

•	A lump sum cash payment equal to:

•

The current annual base salary through the date of termination to the extent not paid and highest annual bonus (as explained below) prorated for the number of days worked in the year (referred to as “accrued obligations”).

•	Any compensation previously deferred by the executive and any accrued vacation pay to the extent not paid.

•

The sum of the executive’s annual base salary and highest annual bonus (as explained below) multiplied by the termination multiple applicable to the executive (as explained below), with annual base salary to be calculated as 12 times the highest monthly base salary paid or payable to the executive during the preceding 12 months.

•

Any actuarial difference in the SERP benefit the executive would have received had the executive’s employment continued for the number of years after the date of the executive’s termination multiplied by the termination multiples applicable to the executive.

•

For these calculations, the annual bonus is calculated as the highest annual bonus paid or payable to the executive for the last three full fiscal years prior to the effective date of the change of control event.

•	Continued coverage under applicable welfare and benefit plans for a number of years equal to the termination multiple applicable to the executive.

•	Outplacement services for the executive.

•	Any other amounts or benefits required to be paid or provided under any other Smith plan (referred to as “other benefits”).

•	A tax gross-up of any excise tax due under the Code. As discussed above, this provision was eliminated from the 2010 change of control agreements.

If the executive’s employment is terminated by reason of the executive’s death or disability, the executive or the estate of the executive shall be entitled to payment of accrued obligations and other benefits as explained above.

Termination Multiple. The change of control agreements for all executive officers include a termination multiple of three times for termination of employment in year one after the change of control event; two times in year two; and one time in year three.

Stock Incentive Plan. Smith’s Third Amended and Restated 1989 Long-Term Incentive Compensation Plan provides for the vesting of all outstanding stock options and the satisfaction of all restrictions and conditions on restricted stock and other stock-based awards and the full vesting at 100% target levels of all performance-based awards, as of the day immediately preceding the change of control date.

Potential Payments upon a Change of Control. The table below shows potential payments if an executive is terminated other than for cause or voluntary termination after a change of control event. The amounts assume that the change of control event and termination of employment were both effective on December 31, 2009, and are estimates that reflect the amounts that would be paid and the incremental value of benefits that would be enhanced through accelerated vesting of options and stock awards. The value of equity awards is based on Smith’s closing market price of $27.17 per share on December 31, 2009. As discussed above, the accelerated vesting of outstanding equity awards occurs on the day immediately preceding the change of control date, regardless of whether the executive is terminated or terminates his or her employment following the change of control event. The table also assumes that the executive has been paid in full for salary due for the fiscal year and has no deferred compensation, pro-rated perquisites payments or accrued vacation due for the year. Because the termination is assumed to be on the same day as the change of control, amounts shown use a 3x termination multiple for all executives. If the termination of employment occurred in year two after the change of control event, the termination multiple would be 2x, and if the termination of employment occurred in year three after the change of control event, the termination multiple would be 1x.

Name	Pro Rata Bonus for Current Fiscal Year(1)	Salary and Bonus Severance(2)	Option Awards(3)	Stock Awards(4)	SERP Benefits(5)	Welfare and Benefit Plan Coverage and Outplacement Services(6)	Tax Gross-Up	Total(7)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
D. Rock(8)	$240,240	$433,333	$0	$0	$0	$0	$0	$673,573
J. Yearwood	$250,000	$3,750,000	$0	$7,205,593	$253,015	$102,386	$4,010,897	$15,571,890
W. Restrepo(9)	—	—	—	—	—	—	—	—
N. Mckay(10)	—	—	—	—	—	—	—	—
C. Rivers	$385,072	$2,904,240	$0	$2,884,313	$648,563	$102,386	$2,154,030	$9,078,603
B. Dudman	$401,944	$3,233,831	$0	$3,033,367	$668,633	$102,386	$1,944,927	$9,385,088
M. Dorman(11)	—	—	—	—	—	—	—	—

(1)	Because the termination is assumed to be effective on December 31, 2009, the amount shown represents bonus for the full year.

(2)	Amounts shown in column (c) assume a 3x termination multiple for all executives.

(3)	Amounts shown in column (d) represent the value of unvested options that would accelerate upon a change of control based on the difference between the closing price of Smith’s common stock at the end of fiscal 2009 and the exercise price of the respective options. The number of vested and exercisable options outstanding for each individual on December 31, 2009 is included in the Outstanding Equity Awards at Fiscal Year End table.

(4)	Amounts shown in column (e) represent the value of unvested performance-based restricted stock units for the 2010 performance year at the target performance level and unvested restricted stock units, the vesting of which would accelerate upon a change of control based on the closing price of Smith’s common stock at the end of fiscal 2009.

(5)	Amounts shown in column (f) represent the excess of (i) the actuarial equivalent of the benefit under Smith’s current SERP and previous SERP and (ii) the actuarial equivalent of the executive’s actual benefit, if any, as of the date of termination, assuming that the executive’s base salary and contribution amounts remain at the same level as the highest monthly salary paid during fiscal year 2009. Amounts assume a 3x termination multiple for all executives.

(6)	Amounts shown in column (g) represent the continuation of benefits to the executive and the executive’s family equal to those that would have been provided to them in accordance with the plans if (i) the executive’s employment had not terminated and (ii) the executive had remained employed and retired on the last day of such period, assuming full family coverage at the lowest deductible amounts under all benefit plans for each individual. Amounts assume benefits for three years for all executives. This amount also includes $50,000 in outplacement services for each executive.

(7)	Assuming the terms of the 2010 change of control agreements had been in effect as of December 31, 2009, none of the named executive officers would have received tax gross-up payments. Accordingly, the total paid to Messrs. Yearwood, Rivers and Dudman would have been $11,560,994, $6,924,574 and $7,440,161.

(8)	Mr. Rock’s change of control payments were governed by the terms of the Rock agreement, discussed above. Mr. Rock resigned as an employee of Smith effective May 12, 2010.

(9)	Mr. Restrepo did not have a 2009 change of control agreement. Assuming the terms of his 2010 change of control agreement had been in effect as of December 31, 2009, he would have received the following amounts:

Name	Pro Rata Bonus for Current Fiscal Year(1)	Salary and Bonus Severance(2)	Option Awards(3)	Stock Awards(4)	SERP Benefits(5)	Welfare and Benefit Plan Coverage and Outplacement Services(6)	Tax Gross-Up	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
W. Restrepo	$45,045	$1,485,135	$0	$1,395,832	$90,734	$102,386	$0	$3,119,131

(10)	Mr. Mckay did not have a 2009 change of control agreement. Assuming the terms of his 2010 change of control agreement had been in effect as of December 31, 2009, he would have received the following amounts:

Name	Pro Rata Bonus for Current Fiscal Year(1)	Salary and Bonus Severance(2)	Option Awards(3)	Stock Awards(4)	SERP Benefits(5)	Welfare and Benefit Plan Coverage and Outplacement Services(6)	Tax Gross-Up	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
N. Mckay	$336,600	$2,509,800	$0	$3,686,344	$151,438	$102,386	$0	$6,786,568

(11)	Ms. Dorman was not an employee of Smith as of December 31, 2009.

In the event of the executive’s termination of employment due to death or disability on December 31, 2009, payments would include the amounts indicated in column (b), (d) and (e) above.

DIRECTOR COMPENSATION

FOR FISCAL 2009

Set forth below is a summary of the dollar values of the total annual compensation attributable to each non-employee director’s service to Smith during 2009.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)		Total ($)
(a)	(b)	(c)		(d)	(e)	(f)	(g)		(h)
Loren Carroll	$118,000	$200,003		$0	$0	$0	$0		$318,003
Dod A. Fraser	$143,000	$200,003		$0	$0	$0	$5,000	(1)	$348,003
James R. Gibbs	$153,000	$200,003		$0	$0	$0	$0		$353,003
Robert Kelley	$138,000	$0	(2)	$0	$0	$0	$1,000	(1)	$139,000
Luiz Rodolfo Landim Machado	$106,000	$200,003		$0	$0	$0	$0		$306,003
Duane Radtke	$21,647	$199,986		$0	$0	$0	$0		$221,633

(1)	These amounts represent matching educational gifts made on behalf of Mr. Fraser and Mr. Kelley, as indicated.

(2)	Mr. Kelley deferred the issuance of his annual common stock award until his retirement from the Smith board of directors.

Directors’ Compensation

Employee directors receive no additional compensation other than their normal salary for serving on the Smith board of directors. Non-employee directors receive $50,000 annually and $2,000 for each board meeting attended. In addition, they are paid $10,000 per year for chairing a committee (other than the chairman of the Audit Committee who is paid $15,000 per year) and $2,000 for each committee meeting attended even if they are not members of such committee. The Lead Director is paid $15,000 per year. Expenses for company related business travel are either paid or reimbursed by Smith. Non-employee directors also receive an initial grant of shares, upon first election or appointment, along with an annual grant of shares of Smith common stock, each with a value of approximately $200,000.

Non-Employee Director Programs

Smith terminated its Directors’ Retirement Plan in 1998. Smith issued restricted stock unit grants to each of the non-employee directors in 1999 to fund the actuarial value of their accrued benefits under the retirement plan. These grants of 24,000 shares (adjusted for the two-for-one stock splits on June 20, 2002 and August 24, 2005) will vest upon retirement after ten years of service as a director. Cash dividends are not paid and do not accrue on the unvested units. The only director with outstanding restricted stock units is Mr. Gibbs.

Director Stock Ownership Guidelines

The Smith board of directors has established non-employee director stock ownership guidelines to align the interests of the directors with those of Smith’s stockholders and further promote Smith’s commitment to sound corporate governance. The guidelines are premised upon every non-employee director holding a number of shares of common stock equaling five times the director’s annual cash retainer, within three years of the date the guidelines become effective with respect to said individual.

ADDITIONAL INFORMATION ABOUT SMITH’S

DIRECTORS AND EXECUTIVE OFFICERS

Certain Relationships and Related Transactions

The Audit Committee has adopted a written policy which provides guidelines for monitoring and approving transactions with related parties. Pursuant to the policy, related parties include all executive and operating officers, members of the Smith board of directors and stockholders who own more than 5% of Smith’s common stock. Transactions with related parties that are entered into at prevailing prices and which comply with standard terms and conditions require no prior approval, except that all transactions with Smith’s Chief Executive Officer or Chief Financial Officer require pre-approval from the Nominating and Corporate Governance Committee. Transactions with related parties that do not reflect prevailing prices and do not comply with standard terms and conditions require pre-approval from Smith’s Chief Executive Officer or Chief Financial Officer and the Nominating and Corporate Governance Committee.

Smith has not engaged in any transaction, or series of similar transactions, since the beginning of 2009, nor is there any currently proposed transaction, or series of similar transactions, to which Smith or any of its subsidiaries was or is to be a participant, in which the amount involved exceeds $120,000 and in which any of Smith’s directors or executive officers, members of their immediate family or any stockholder who owns more than 5% of Smith’s common stock had, or will have, a direct or indirect material interest.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Smith’s officers and directors, and persons who own more than 10% of Smith’s outstanding shares of common stock (collectively, “Section 16 persons”), to file with the SEC initial reports of ownership and reports of changes in ownership of Smith’s common stock and other equity securities. Section 16 persons are required by Commission regulations to furnish Smith with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of such reports received by it, or written representations from certain Section 16 persons that all Section 16(a) reports required to be filed for such persons had been filed, Smith believes that during 2009 the Section 16 persons complied with all Section 16(a) filing requirements applicable to them, except that Mr. Taylor, Smith’s Vice President and Controller, inadvertently filed one late report to disclose shares acquired pursuant to an equity award grant. Smith is unable to confirm whether Ms. Dorman complied with all Section 16(a) filing requirements during 2009.

EQUITY COMPENSATION PLAN INFORMATION

The following table shows information as of December 31, 2009, with respect to the Smith International, Inc. Third Amended and Restated 1989 Long-Term Incentive Compensation Plan:

	(a)		(b)		(c)
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future issuance under Equity Compensation Plans (Excluding Securities Reflected in Column(a))
Equity compensation plans approved by security holders	5,279,496	(1)	$20.05	(2)	381,081
Equity compensation plans not approved by security holders	Not applicable		Not applicable		Not applicable

Total	5,279,496	(1)	$20.05	(2)	381,081

(1)	Includes an aggregate of 4,161,514 time-based restricted stock units and performance-based restricted stock units awarded to employees; 1,058,859 non-qualified stock options awarded to employees; and 59,123 restricted stock units to be awarded to directors upon their retirement from the board.

(2)	Weighted average exercise price of outstanding options; excludes restricted stock units and performance-based restricted stock units.

AUDIT COMMITTEE REPORT

The Audit Committee of the Smith board of directors is comprised of three directors who are deemed to be independent under New York Stock Exchange listing standards and Securities and Exchange Commission regulations. We operate under a written charter, a copy of which is available on Smith’s website, www.smith.com. As required by the charter, we review and reassess the charter annually and recommend any changes to the Smith board of directors for approval.

Smith’s management is responsible for the preparation and integrity of the financial statements and the independent registered public accounting firm is responsible for auditing those financial statements. The Audit Committee’s role under its charter is to provide oversight of management in carrying out their duties and to appoint, compensate, and oversee the work of the independent registered public accounting firm. The Audit Committee is not providing any expert or special assurance as to Smith’s financial statements or any professional certification as to the independent registered public accounting firm’s work.

In this context, we report as follows:

•

We have reviewed and discussed with senior management the audited financial statements included in Smith’s Annual Report on Form 10-K. Management has confirmed to us that such financial statements have been prepared in conformity with generally accepted accounting principles.

•

We have discussed with Deloitte & Touche LLP, Smith’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditor’s Communication With Those Charged With Governance. This Statement requires independent accountants to communicate certain matters related to the conduct of an audit to those who have responsibility for oversight of the financial reporting process, specifically the Audit Committee.

•

We have received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and have discussed with the independent accountant the independent accountant’s independence. Deloitte & Touche LLP has confirmed in such letter that, in its professional judgment, it is independent of Smith within the meaning of the federal securities laws.

Based on the foregoing, we recommended to the Smith board of directors that the audited financial statements referred to above be included in Smith’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 filed with the Securities and Exchange Commission.

Dod. A. Fraser, Chairman

Robert Kelley

Luiz Rodolfo Landim Machado

This report of the Audit Committee shall not be deemed “soliciting material,” or to be “filed” with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act or the Exchange Act. Further, this report will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act except to the extent that we specifically incorporate this information by reference.

APPROVAL OF

1989 LONG-TERM INCENTIVE COMPENSATION PLAN,

AS AMENDED AND RESTATED

At the meeting, you will be asked to approve an amendment and restatement to the Smith International, Inc. 1989 Long-Term Incentive Compensation Plan (the “plan”), which incorporates previous amendments, increases by 5,000,000 the number of shares of Smith common stock reserved for the plan and makes other minor changes identified below. On July 15, 2010, the last reported closing price of Smith’s common stock on the New York Stock Exchange Composite Tape was $40.29.

The plan was originally approved by Smith’s stockholders at the May 9, 1989 Annual Meeting. Since 1989, as adjusted to reflect stock splits, a total of 33,040,000 shares of Smith common stock have been reserved for issuance under the plan. On April 8, 2010, the Smith board of directors approved an amendment to the plan to reserve an additional 5,000,000 shares of Smith common stock for issuance under the plan. The Smith board of directors also approved amendments to the plan to allow for awards to be paid in cash rather than equity, to defer awards and to remove the automatic vesting of outstanding awards upon a change in control event (as defined in the plan). At the annual meeting, you will be asked to approve the proposed amendments to the plan described above.

Of the total shares authorized for issuance under the plan, at July 14, 2010, all but 645,522 shares have been awarded in the form of stock options or restricted stock. Should Smith’s stockholders approve the proposed amendment to the plan, a total of approximately 5,645,522 shares, or approximately 2.3% of Smith’s outstanding common stock, would be reserved for issuance under the plan. In addition, of the shares that have already been awarded under the plan, 5,004,367 shares remained to be issued upon exercise of outstanding stock options or vesting of previously granted restricted stock unit awards.

The Smith board of directors has found that restricted stock unit awards granted to employees have been highly effective in recruiting and retaining competent personnel. The Smith board of directors believes that the growth of the Company is dependent upon its ability to attract, employ and retain executives and employees of outstanding ability who will dedicate their maximum productive efforts toward the advancement of Smith. The growing competition among companies for capable managers makes it necessary for Smith to maintain a strong and competitive incentive program. The merger agreement restricts the ability of Smith to make new equity awards to any director, officer or employee, except in the ordinary course of business consistent with past practice or with the consent of Schlumberger. In the event that the merger with Schlumberger does not close prior to early December 2010, Smith intends to grant awards at similar levels and on the same criteria as it has done previously under the plan. Any awards granted during the pendency of the merger will not vest upon closing and a change in control but will have a double trigger that will vest the shares upon an involuntary termination other than for cause of the employee subsequent to such change in control. Currently, Smith does not have sufficient shares authorized under the plan to make these awards. When analyzing the number of shares needed for the plan, the Compensation and Benefits Committee considered the possibility that the merger with Schlumberger will not close. The additional 5,000,000 shares would allow Smith to continue its long-term incentive program for at least the next three years.

Description of the Plan

The following summary describes briefly the principal features of the plan, and is qualified in its entirety by reference to the full text of the plan, which is provided as Appendix C to this proxy statement/prospectus.

Purpose. The purpose of the plan is to foster and promote the long-term financial success of Smith and to increase stockholder value by: (a) encouraging the commitment of selected key employees (as defined in the plan), (b) motivating superior performance of key employees by means of long-term performance related incentives, (c) encouraging and providing key employees with a program for obtaining ownership interests in Smith which link and align their personal interests to those of Smith’s stockholders, (d) attracting and retaining key employees by providing competitive compensation opportunities, (e) enabling key employees to share in the long-term growth and success of Smith, (f) providing additional incentives for securing and retaining qualified individuals who are not employees of Smith to serve on Smith’s board of directors (“outside directors”), and (g) to enhance Smith’s future growth by furthering outside directors’ alignment with the interests of Smith and its stockholders.

Awards Under the Plan. The plan provides for the following types of awards: (a) nonqualified stock option; (b) stock appreciation right; (c) common stock to outside directors; (d) restricted stock (including performance-based); (e) restricted stock unit (including performance-based); (f) stock-based award; (g) performance award settled in cash; and (h) any combination of the foregoing. The plan permits the grant of awards subject to performance objectives in order to qualify for the performance-based exception within Section 162(m) of the Internal Revenue Code. As of July 15, 2010, nonqualified stock options, common stock and restricted stock units (including performance-based) have been awarded under the plan.

Plan Administration. The plan is administered by the Compensation and Benefits Committee. However, the independent directors of the Smith board of directors constitute the Committee under the plan with respect to awards to outside directors. Future awards are based on future performance or future stock price and, therefore, are not currently determinable. Please see the section entitled “Compensation Discussion and Analysis” for more information regarding future grants to the named executive officers; the Outstanding Equity Awards at Fiscal Year End Table for more information regarding past grants to the named executive officers; and the Director Compensation Table and related narrative discussion for more information regarding grants to outside directors.

Participation and Eligibility. All full-time salaried employees of Smith whom the Compensation and Benefits Committee determines are in a position to contribute to the growth, development or financial success of Smith and outside directors are eligible to receive awards under the plan. Common stock awards are only available to outside directors.

Shares Subject to Awards Under the Plan. Since 1989, as adjusted to reflect stock splits, a total of 33,040,000 shares of Smith common stock have been reserved for issuance under the plan. Upon expiration, cancellation or termination of unexercised awards granted under the plan or forfeiture of shares of restricted stock, the shares of Smith common stock subject to such awards will again be available for the grant of awards under the plan. If any change occurs in Smith’s capitalization, such as a stock dividend or stock split, or if a merger takes place in which Smith is the surviving corporation, the Smith board of directors or the Compensation Committee may take such action as it deems appropriate so that the value of each outstanding award shall not be adversely affected by such corporate event.

General Terms of the Awards. The specific terms and conditions of each award, including the vesting and termination of such awards, shall be fixed by the Compensation and Benefits Committee pursuant to the plan at the time the award is granted. Subject to exceptions, determined by the Compensation and Benefits Committee pursuant to the plan, the maximum stock based award that may be granted to a plan participant in a given year is 1,000,000 shares. The grant price of an option or stock appreciation right (“SAR”) may not be less than 100% of the fair market value of Smith’s common stock on the date of grant of the option. The maximum amount of compensation that may be paid under all performance-based awards denominated in cash granted to a plan participant in a given year may not exceed $5,000,000. Pursuant to the provisions of the plan and New York Stock Exchange rules, awards under the plan may not be re-priced without stockholder approval.

Federal Income Tax Consequences Associated with Awards Granted Under the Plan. The following is a general summary as of the date of this proxy statement/prospectus of the United States federal income tax consequences associated with the grant of awards under the plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances, thus the tax consequences for any particular individual may be different. Also, this information may not be applicable to any employees of foreign subsidiaries of Smith or to participants who are not residents of the United States.

As discussed above, several different types of incentive awards may be issued under the plan. The tax consequences related to the issuance of each type of award is discussed separately below.

Nonqualified Stock Options and Stock Appreciation Rights (SARs). Nonqualified stock options granted under the plan are not intended to qualify as “incentive stock options” and will not qualify for any special tax benefits to the optionee. A participant receiving a nonqualified stock option or SAR that has been issued with an exercise price not less than the fair market value of Smith common stock on the grant date will not recognize income and Smith will not be allowed a deduction at the time such an option is granted. When a participant exercises a nonqualified stock option or SAR, the difference between the exercise price and any higher market value of the stock on the date of exercise will be ordinary income to the participant. When a participant disposes of shares acquired by the exercise of the option or SAR, any additional gain or loss will be a capital gain or loss.

In general, there will be no federal income tax deduction allowed to Smith upon the grant or termination of a nonqualified stock option or SAR or a sale or disposition of the shares acquired upon exercise of the stock option or SAR. However, upon the exercise of a nonqualified stock option or SAR, Smith will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the participant is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

Restricted Stock Awards, Restricted Stock Unit Awards and Stock-Based Awards. Generally, the recipient of a restricted stock award or restricted stock unit award has no federal income tax consequences at the time of grant. Rather, at the time the shares are vested and no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary income to the extent of the excess of the fair market value of the stock on the date the risk of forfeiture ceases over the amount paid, if any, by the participant for such stock. For a restricted stock award only, the participant may instead elect to be taxed at the time of grant by making an election under Section 83(b) of the Internal Revenue Code.

In the year that the recipient of a restricted stock award, restricted stock unit award or stock-based award recognizes ordinary taxable income in respect of such award, Smith will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the participant is required to recognize, provided that the deduction is not otherwise disallowed under the Internal Revenue Code. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss.

Performance-Based Awards. With certain exceptions, Section 162(m) of the Internal Revenue Code denies a deduction to Smith for compensation paid to certain executive officers in excess of $1 million per executive per taxable year. One such exception applies to certain performance-based compensation as described in Section 162(m), and certain awards granted under the plan will be intended to qualify as performance-based compensation. The plan contains provisions consistent with the requirements for performance-based compensation under Section 162(m). However, the Compensation and Benefits Committee may award non-deductible compensation when such grants are in the best interest of Smith, balancing tax efficiency with long-term strategic objectives.

Section 409A. Section 409A of the Internal Revenue Code provides certain new requirements for non-qualified deferred compensation arrangements. These include requirements with respect to an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of deferred compensation. Section 409A also generally provides that distributions must be made on or after the occurrence of certain events (e.g., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form of distribution, after the compensation has been deferred.

Awards granted under the Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A, an additional 20% federal income tax is imposed on compensation recognized as ordinary income, as well as interest on such deferred compensation.

ERISA. Smith believes that the plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.

Amendment of the Plan. The Smith board of directors may terminate, modify or amend the plan at any time without stockholder approval, except for amendments that (a) change the class of persons eligible to receive awards; (b) extend the term of the plan; (c) decrease the authority granted to the Committee under the plan; (d) increase the number of shares subject to the plan or (e) require stockholder approval under New York Stock Exchange listing standards or the Internal Revenue Code in order to maintain listing requirements or favorable tax advantages or qualifications.

Required Approval. The affirmative vote of a majority of the shares represented at the Smith annual meeting and entitled to vote will be required to approve the Plan, provided that at least a majority of the outstanding shares of Smith common stock vote on the proposal.

The Smith board of directors recommends a vote “FOR” the approval of the 1989 Long-Term Incentive Compensation Plan, as Amended and Restated.

RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR SMITH

The Audit Committee of the Smith board of directors has selected Deloitte & Touche LLP as its independent registered public accounting firm to audit the books and records of Smith for its fiscal year ending December 31, 2010. The services of Deloitte & Touche LLP will include the audit of the effectiveness of internal controls over financial reporting. Smith has been advised by Deloitte & Touche LLP that the firm has no relationship with Smith or its subsidiaries other than that arising from the firm’s engagement as independent registered public accountants and, in limited circumstances, tax advisors. Deloitte & Touche LLP has audited Smith’s financial statements since April 15, 2002.

Deloitte & Touche LLP has offices in or convenient to most of the locations in the world where Smith and its subsidiaries operate. Representatives of Deloitte & Touche LLP are not expected to be present at the Smith annual meeting, will not have the opportunity to make a statement and will not be available to respond to questions.

Ratification of the appointment of Deloitte & Touche LLP as Smith’s independent registered public accountants requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on such proposal. For purposes of this vote, an abstention will have the same effect as a vote “AGAINST” the proposal.

The Smith board of directors recommends a vote “FOR” the continued engagement of Deloitte & Touche LLP as independent registered public accounting firm to audit Smith’s books and records for the fiscal year ending December 31, 2010.

Fees Paid to Deloitte & Touche LLP

During fiscal years 2009 and 2008, Smith incurred the following fees for services performed by Deloitte & Touche LLP:

	2009	2008
Audit Fees	$5,115,000	$5,720,000
Audit-Related Fees	191,000	371,000
Tax Fees	0	1,193,000
All Other Fees	0	0

Total	$5,306,000	$7,284,000

Audit Fees. This category includes the audit of Smith’s annual financial statements and internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act, audits of statutory accounts in certain non-U.S. jurisdictions, review of financial statements included in Smith’s quarterly reports on Form 10-Q and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes the audit of the combined financial statements of M-I SWACO.

Audit-Related Fees. This category consists of assurance and related services by Deloitte & Touche LLP that are reasonably related to the performance of the audit or review of Smith’s financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category primarily relate to the audit of various U.S. employee benefit plans, which were not directly related to the audit of the consolidated financial statements. The Audit Committee approved 100% of these Audit-Related Fees pursuant to its pre-approval policy.

Tax Fees. This category includes fees for professional services performed by Deloitte & Touche LLP with respect to tax return preparation, tax compliance, tax advice and tax planning. The Audit Committee approved 100% of these Tax Fees pursuant to its pre-approval policy.

Services Provided by Deloitte & Touche LLP

All services rendered by Deloitte & Touche LLP are permissible under applicable laws and regulations, and are pre-approved by the Audit Committee. Consideration and approval of these services generally occurs in the regularly scheduled Audit Committee meetings. Pursuant to SEC rules, the fees paid to Deloitte & Touche LLP for services are disclosed in the table above under the categories listed.

Although ratification by stockholders is not required by law, the Audit Committee has determined that it is desirable to seek stockholder ratification of this appointment in light of the critical role played by independent registered public accountants in maintaining the integrity of Smith’s financial controls and reporting. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint new independent registered public accountants at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. If the stockholders do not ratify the appointment of Deloitte & Touche LLP, the Audit Committee may reconsider its selection.

SMITH ANNUAL REPORT AND FINANCIAL INFORMATION

A copy of Smith’s 2009 Annual Report to Stockholders is being mailed with this proxy statement/prospectus. Smith will provide without charge Smith’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 to any person requesting a copy in writing and stating that he or she was a beneficial holder of Smith common stock on July 26, 2010. The Annual Report on Form 10-K is also available on Smith’s website at www.smith.com under the “Investor Relations” caption by following the “SEC Filings” link. Smith will also furnish copies of any exhibits to the Form 10-K. Requests and inquiries should be addressed to:

Smith International, Inc.

P. O. Box 60068

Houston TX 77205-0068

Attention: Investor Relations

(281) 233-5768

Smith’s 2009 Annual Report to Stockholders should not be regarded as proxy soliciting material or as a communication for which a solicitation of proxies is to be made.

STOCKHOLDER PROPOSALS

To be considered for inclusion in this proxy statement/prospectus for Smith’s annual meeting, stockholder proposals must have been submitted to Smith in writing by no later than July 19, 2010. In addition, under Smith’s amended and restated bylaws, in order for a stockholder to bring any business before Smith’s annual meeting, notice must have been received by Smith in writing no later than July 26, 2010, in accordance with and including all of the information required by Smith’s Amended and Restated Bylaws. If Smith has not received notice of a stockholder proposal in proper form within these time frames, Smith management will use its discretion to vote all the shares for which it has received proxies as the Smith board of directors may recommend.

If the merger is completed, Smith does not expect to hold a 2011 annual meeting of stockholders. In that case, stockholder proposals for action by the stockholders of Schlumberger must be submitted to the Secretary of Schlumberger in accordance with the procedures implemented by Schlumberger for such meeting. If the merger is not completed, Smith will hold a 2011 annual meeting of stockholders. To be considered for inclusion in the proxy statement for next year’s annual meeting of Smith stockholders, if any, stockholder proposals must be submitted to Smith in writing by no later than March 22, 2011. In addition, under Smith’s Amended and Restated Bylaws, in order for a stockholder to bring any business before next year’s annual meeting of Smith stockholders, notice must be received by Smith in writing between May 26, 2011 and June 25, 2011, in accordance with and including all of the information required by Smith’s Amended and Restated Bylaws. If the 2011 annual meeting of Smith stockholders is held more than 30 days before or more than 60 days after August 24, 2011, for a stockholder to bring any matter before the 2011 annual meeting of Smith stockholders, the stockholder’s written notice must be received no earlier than 90 days and not later than 60 days prior to the date of the 2011 Annual Meeting or, if Smith announces the date of the 2011 annual meeting of Smith stockholders less than 100 days prior to the meeting date, then not later than the 10th day after the announcement. If Smith does not receive notice of your proposal in proper form within these time frames, Smith’s management will use its discretion to vote all the shares of Smith common stock for which Smith has received proxies as the Smith board of directors may recommend.

EXPERTS

The financial statements and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) incorporated in this proxy statement/prospectus by reference to Schlumberger’s Annual Report on Form 10-K for the year ended December 31, 2009 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The financial statements, and the related financial statement schedule, incorporated in this proxy statement/prospectus by reference from Smith’s Annual Report on Form 10-K for the year ended December 31, 2009 and the effectiveness of Smith’s internal control over financial reporting have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference. Such financial statements and financial statement schedule have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

LEGAL MATTERS

The validity of the Schlumberger common stock offered hereby will be passed upon for Schlumberger by Alexander C. Juden, its General Counsel and Secretary.

WHERE YOU CAN FIND MORE INFORMATION

Schlumberger has filed a registration statement on Form S-4 to register with the SEC the shares of Schlumberger common stock to be issued to Smith stockholders in connection with the merger. This proxy statement/prospectus is a part of that registration statement and constitutes a prospectus of Schlumberger in addition to being a proxy statement of Smith for the annual meeting. The registration statement, including the attached exhibits and schedules, contains additional relevant information about Schlumberger and its common stock. The rules and regulations of the SEC allow Schlumberger and Smith to omit certain information included in the registration statement from this proxy statement/prospectus.

Schlumberger and Smith file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy this information at the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room. The SEC also maintains an internet web site that has reports, proxy statements and other information about Schlumberger and Smith. The address of that site is http://www.sec.gov. The reports and other information filed by Schlumberger and Smith with the SEC are also available at their respective internet web sites, which are http://www.schlumberger.com and http://www.smith.com. Information on these internet web sites is not part of this proxy statement/prospectus.

The SEC allows Schlumberger and Smith to “incorporate by reference” information into this proxy statement/prospectus. This means that important information can be disclosed to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement/prospectus, except for any information superseded by information in this proxy statement/prospectus or in later filed documents incorporated by reference into this proxy statement/prospectus. This proxy statement/prospectus incorporates by reference the documents set forth below that Schlumberger and Smith have, respectively, previously filed with the SEC and any additional documents that either company may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement/prospectus and the date of the completion of the merger (other than, in each case, those documents, or the portions of those documents or exhibits thereto, deemed to be furnished and not filed in accordance with SEC rules). These documents contain important information about Schlumberger and Smith and their respective financial performance.

Schlumberger

•	Annual Report on Form 10-K for the year ended December 31, 2009;

•	Quarterly Report on Form 10-Q for the three months ended March 31, 2010;

•

Current Reports on Form 8-K filed with the SEC on January 22, 2010 (Linda Gillespie Stuntz’s notification of intention not to stand for reelection to Board of Directors), February 8, 2010 (Paal Kibsgaard appointed as Chief Operating Officer), February 8, 2010 (Chakib Sbiti assuming position of Senior Executive Advisor to Chairman and Chief Executive Officer), February 22, 2010 (press release regarding Smith transaction) and February 22, 2010 (execution of merger agreement with Smith), April 5, 2010 (press release regarding second request from the Antitrust Division), April 9, 2010 (results of Schlumberger’s 2010 annual meeting), June 7, 2010 (Jamie S. Gorelick’s resignation from the Board of Directors) and June 10, 2010 (update on U.S. Gulf of Mexico operations); and

•	The description of Schlumberger’s common stock, par value $0.01 per share, contained in Schlumberger’s Current Report on Form 8-K filed on April 29, 2005.

Smith

•	Annual Report on Form 10-K, as amended, for the year ended December 31, 2009;

•	Quarterly Report on Form 10-Q for the three months ended March 31, 2010;

•

Current Reports on Form 8-K filed with the SEC on January 26, 2010, February 22, 2010 (press release regarding Schlumberger transaction), February 22, 2010 (execution of merger agreement with Schlumberger and amendment of rights agreement), April 5, 2010 (press release regarding second request from the Antitrust Division), April 23, 2010 (retirement of Mr. Rock), June 9, 2010 (amendment of stockholder rights agreement) and July 14, 2010 (date and record date for annual meeting);

•

The description of Smith’s common stock, par value $1.00 per share, contained in Smith’s Registration Statement on Form 8-B filed with the SEC on May 25, 1983, including any subsequent amendment or any report filed for the purpose of updating such description; and

•

The description of Smith’s preferred share purchase rights contained in Smith’s Registration Statement on Form 8-A filed with the SEC on June 15, 2000, including any subsequent amendment or any report filed for the purpose of updating such description.

Schlumberger has supplied all information contained in or incorporated by reference into this proxy statement/prospectus relating to Schlumberger, as well as all pro forma financial information, and Smith has supplied all such information relating to Smith.

Documents incorporated by reference are available from Schlumberger or Smith, as the case may be, without charge, excluding any exhibits to those documents, unless the exhibit is specifically incorporated by reference into this proxy statement/prospectus. Stockholders may obtain these documents incorporated by reference by requesting them in writing or by telephone from the appropriate party at the following addresses and telephone numbers:

Schlumberger Limited

5599 San Felipe

17th Floor

Houston, Texas 77056

Attention: Investor Relations

(713) 375-3535

Smith International, Inc.

P. O. Box 60068

Houston TX 77205-0068

Attention: Investor Relations

(281) 443-3370

If you would like to request documents, please do so by August 16, 2010 in order to receive them before the annual meeting.

You should rely only on the information contained in or incorporated by reference into this proxy statement/prospectus to vote on the merger agreement. Neither Schlumberger nor Smith has authorized anyone to provide you with information that is different from what is contained in this proxy statement/prospectus.

If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this proxy statement/prospectus or solicitations of proxies are unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this proxy statement/prospectus does not extend to you.

This proxy statement/prospectus is dated July 20, 2010. You should not assume that the information in it is accurate as of any date other than that date, and neither its mailing to stockholders nor the issuance of Schlumberger common stock in the merger shall create any implication to the contrary.

Annex A

AGREEMENT AND PLAN OF MERGER

among

SCHLUMBERGER LIMITED,

TURNBERRY MERGER SUB INC.

and

SMITH INTERNATIONAL, INC.

Dated as of February 21, 2010

A-i

A-ii

EXHIBIT

Exhibit A	Certificate of Incorporation

A-iii

GLOSSARY OF DEFINED TERMS

Defined Terms	Where Defined
8.1(c) Jurisdiction	Section 8.1(d)
Acquisition Proposal	Section 7.3(f)
Action	Section 7.17(a)
Agreement	Preamble
Applicable Laws	Section 5.4(a)
Bonus Plan Participant	Section 7.18(d)
Book Entry Share	Section 4.1(b)
Certificates	Section 4.1(b)
Certificate of Merger	Section 1.3
Change in Recommendation	Section 7.3(b)
Closing	Section 1.2
Closing Date	Section 1.2
COBRA	Section 5.11(b)(xii)
Code	Recitals
Confidentiality Agreement	Section 7.3(a)
Contract	Section 5.21(a)(iii)
Covered Employees	Section 7.18(a)
Debt	Section 10.11(b)
Delaware Court	Section 10.7
Detriment Limit	Section 7.6(d)
DGCL	Recitals
EC Merger Regulation	Section 5.5(b)
Effective Time	Section 1.3
Environmental Laws	Section 5.14(a)
ERISA	Section 5.11(a)
Exchange Act	Section 5.5(b)
Exchange Agent	Section 4.2(a)
Exchange Fund	Section 4.2(a)
Exchange Ratio	Section 4.1(a)
Foreign Corrupt Practices Act	Section 5.23(a)
Foreign Government Official	Section 5.23(a)
Form S-4	Section 7.2
Franklin	Section 10.11(g)
GAAP	Section 5.6(b)
Governmental Entity	Section 10.11(c)
HSR Act	Section 5.5(b)
Indemnified Party	Section 7.17(a)
Initial Termination Date	Section 9.2(b)
Intellectual Property Rights	Section 5.15
IRS	Section 5.11(a)
Joint Venture	Article 5 Preface
knowledge	Section 10.11(a)
Letter of Transmittal	Section 4.2(b)
Liens	Section 5.3(b)
Material Adverse Effect	Section 10.11(d)
Material Contract	Section 5.21(a)(xi)
Merger	Recitals
Merger Consideration	Section 4.1(a)
Merger Sub	Preamble

A-iv

Defined Terms	Where Defined
New Plans	Section 7.18(b)
NYSE	Section 5.5(b)
OFAC	Section 5.22(a)
Old Plans	Section 7.18(b)
Permitted Lien	Section 10.11(e)
person	Section 10.11(f)
Proceeding	Section 7.1(b)(xii)
Prohibited Person	Section 5.22(a)
Proxy Statement/Prospectus	Section 7.2
Regulatory Laws	Section 7.6(f)
Related Persons	Section 9.5(a)
Representatives	Section 7.3(a)
Returns	Section 5.10(a)(i)
Reverse Termination Fee	Section 9.5(b)
Rights Agreement	Section 4.4
Sarbanes-Oxley Act	Section 5.7(a)
Schlumberger	Preamble
Schlumberger Approvals	Section 6.5(b)
Schlumberger Common Stock	Recitals
Schlumberger Disclosure Letter	Article 6 Preface
Schlumberger Material Adverse Effect	Section 10.11(d)
Schlumberger Option	Section 4.1(f)
Schlumberger Preferred Stock	Section 6.3
Schlumberger Reports	Section 6.6(a)
Schlumberger Securities	Section 6.3
Schlumberger Stock Incentive Award	Section 4.1(g)
SEC	Section 5.6(a)
Securities Act	Section 5.5(b)
Smith	Preamble
Smith Approvals	Section 5.5(b)
Smith Benefit Plans	Section 5.11(a)
Smith Board	Section 5.2(b)
Smith Common Stock	Section 4.1(a)
Smith Disclosure Letter	Article 5 Preface
Smith ERISA affiliate	Section 5.11(b)(x)
Smith Excluded Shares	Section 4.1(b)
Smith Foreign Benefit Plan	Section 5.11(a)
Smith Material Adverse Effect	Section 10.11(d)
Smith Option	Section 4.1(f)
Smith Permits	Section 5.4(b)
Smith Post-Signing Option	Section 4.1(f)
Smith Post-Signing Stock Incentive Awards	Section 4.1(g)
Smith Preferred Stock	Section 5.3(a)
Smith Recommendation	Section 5.2(b)
Smith Reports	Section 5.6(a)
Smith Rights	Section 4.4
Smith Securities	Section 5.3(a)
Smith Stock Incentive Awards	Section 4.1(g)
Smith Stock Plans	Section 4.1(f)
Smith Stockholder Approval	Section 5.20
Smith Stockholders Meeting	Section 7.2

A-v

Defined Terms	Where Defined
Smith Subsidiary Securities	Section 5.3(b)
Smith Surviving Shares	Section 4.1(b)
Smith U.S. Benefit Plan	Section 5.11(a)
Subsidiary	Section 10.11(g)
Superior Proposal	Section 7.3(f)
Surviving Entity	Section 1.1
Surviving Entity Common Stock	Section 4.1(d)
Taxes	Section 10.11(h)
Termination Date	Section 9.2(a)
Termination Fee	Section 9.5(a)

A-vi

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) dated as of February 21, 2010, is by and among Schlumberger Limited (Schlumberger N.V.), a company organized under the laws of the Netherlands Antilles (“Schlumberger”), Turnberry Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of Schlumberger (“Merger Sub”), and Smith International, Inc., a Delaware corporation (“Smith”).

RECITALS

WHEREAS, the respective Boards of Directors of Smith, Schlumberger and Merger Sub have deemed it advisable and in the best interests of their respective companies and equity holders that Smith and Schlumberger engage in a business combination whereby Schlumberger will acquire all of the outstanding capital stock of Smith in exchange for shares of Schlumberger common stock, par value $0.01 per share (the “Schlumberger Common Stock”);

WHEREAS, in furtherance thereof, the respective Boards of Directors of Smith, Schlumberger and Merger Sub have approved and declared advisable (1) this Agreement and (2) the merger of Merger Sub with and into Smith (the “Merger”) in accordance with the applicable provisions of the Delaware General Corporation Law (the “DGCL”) and upon the terms and conditions set forth in this Agreement; and

WHEREAS, Schlumberger and Smith intend that, for United States federal income tax purposes, the Merger shall qualify (i) as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) for an exception to the general rule of Section 367(a)(1) of the Code;

NOW, THEREFORE, in consideration of the foregoing and their respective representations, warranties, covenants and agreements set forth in this Agreement, the parties agree as follows:

ARTICLE 1

THE MERGER

Section 1.1 The Merger. Upon the terms and subject to conditions of this Agreement, at the Effective Time, Merger Sub shall be merged with and into Smith in accordance with this Agreement, and the separate corporate existence of Merger Sub shall thereupon cease. Smith shall be the surviving entity in the Merger (the “Surviving Entity”). The Merger shall have the effects specified herein and in the DGCL.

Section 1.2 The Closing. Upon the terms and subject to the conditions of this Agreement, the closing of the Merger (the “Closing”) shall take place (a) at the offices of Baker Botts L.L.P., One Shell Plaza, 910 Louisiana Street, Houston, Texas 77002, at 9:00 a.m., local time, on the first business day or, if Schlumberger so elects, on the third business day, in each case immediately following the day on which the last to be fulfilled or waived of the conditions set forth in Article 8 (other than those conditions that by their nature are to be fulfilled at the Closing, but subject to fulfillment or waiver of such conditions) shall be fulfilled or waived in accordance with this Agreement or (b) at such other time, date or place as Schlumberger and Smith may agree. The date on which the Closing occurs is hereinafter referred to as the “Closing Date.”

Section 1.3 Effective Time. On the Closing Date, Schlumberger, Merger Sub and Smith shall cause a certificate of merger (the “Certificate of Merger”) meeting the requirements of Section 251 of the DGCL to be properly executed and filed in accordance with such sections. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware in accordance with the DGCL, or at such later time that Schlumberger and Smith shall have agreed upon and designated in such filing as the effective time of the Merger (the “Effective Time”).

ARTICLE 2

GOVERNING DOCUMENTS

Section 2.1 Certificate of Incorporation. As of the Effective Time, the certificate of incorporation of Smith shall be amended as set forth in Exhibit A and, as so amended, shall be the certificate of incorporation of the Surviving Entity, until thereafter duly amended as provided therein or by Applicable Law.

Section 2.2 Bylaws. As of the Effective Time, the bylaws of Smith, as in effect immediately prior to the Effective Time, shall be the bylaws of the Surviving Entity, until thereafter duly amended as provided therein or by Applicable Law.

ARTICLE 3

DIRECTORS AND OFFICERS

Section 3.1 Board of Directors. The directors of Merger Sub immediately prior to the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Entity until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the governing documents of the Surviving Entity.

Section 3.2 Officers. The officers of Merger Sub immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Entity until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the governing documents of the Surviving Entity.

ARTICLE 4

CONVERSION OF SMITH COMMON STOCK

Section 4.1 Conversion of Equity Interests of Smith and Merger Sub.

(a) Merger Consideration. At the Effective Time, subject to the other provisions of this Agreement, each share of common stock, par value $1.00 per share, of Smith (“Smith Common Stock”) issued and outstanding immediately prior to the Effective Time (excluding any Smith Excluded Shares and Smith Surviving Shares) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and shall thereafter represent the right to receive 0.6966 shares (the “Exchange Ratio”) of validly issued, fully paid and non-assessable shares of Schlumberger Common Stock, subject to adjustment in accordance with Section 4.3 (together with any cash in lieu of fractional shares of Schlumberger Common Stock to be paid pursuant to Section 4.2(e), the “Merger Consideration”).

(b) Cancellation of Shares (other than Smith Excluded Shares and Smith Surviving Shares). As a result of the Merger and without any action on the part of the holders thereof, at the Effective Time, all shares of Smith Common Stock (other than Smith Excluded Shares and any Smith Surviving Shares) shall cease to be outstanding and shall be canceled and retired and shall cease to exist, and each certificate that immediately prior to the Effective Time represented any shares of Smith Common Stock (other than Smith Excluded Shares and any Smith Surviving Shares) (the “Certificates”) and each non-certificated share represented by book entry (“Book Entry Share”) shall thereafter represent only the right to receive the Merger Consideration with respect to the shares of Smith Common Stock formerly represented thereby, and any dividends or other distributions to which the holders thereof are entitled pursuant to Section 4.2(c). For purposes of this Agreement, “Smith Excluded Shares” shall mean any shares of Smith Common Stock held by Schlumberger, Smith or any direct or indirect wholly owned subsidiary of Schlumberger, in each case except for any such shares held on behalf of third parties. “Smith Surviving Shares” shall mean any shares of Smith Common Stock held by any direct or indirect wholly owned subsidiary of Smith except for any such shares held on behalf of third parties.

(c) Cancellation of Smith Excluded Shares. Each Smith Excluded Share at the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, cease to be outstanding and shall be canceled and retired without payment of any consideration therefor, and no Schlumberger Common Stock or other consideration shall be delivered in exchange therefor.

(d) Survival of Smith Surviving Shares. Each Smith Surviving Share at the Effective Time shall remain outstanding and shall continue to exist as a share of common stock, par value $1.00 per share, of the Surviving Entity (“Surviving Entity Common Stock”) and shall not be canceled by virtue of the Merger and no Schlumberger Common Stock or other consideration shall be delivered in exchange therefor.

(e) Merger Sub. At the Effective Time, the common stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a number of validly issued, fully paid and nonassessable shares of Surviving Entity Common Stock equal to the number of shares of Smith Common Stock converted into the Merger Consideration.

(f) Smith Stock Options. At the Effective Time, all options to acquire shares of Smith Common Stock outstanding at the Effective Time under Smith’s stock plans (collectively, the “Smith Stock Plans”, which are identified in Section 4.1(f) of the Smith Disclosure Letter), including all options to acquire shares of Smith Common Stock issued after the date hereof in accordance with Section 7.1(b)(iv) (each, a “Smith Post-Signing Option”, and together with any other option to acquire shares of Smith Common Stock, each a “Smith Option”), shall be converted automatically into an option (a “Schlumberger Option”) to acquire shares of Schlumberger Common Stock in amounts and at an exercise price determined as provided in this Section 4.1(f) (and otherwise subject to the terms of the Smith Stock Plans, as applicable, under which they were issued and the agreements evidencing grants thereunder): (i) the number of shares of Schlumberger Common Stock to be subject to a Schlumberger Option shall be equal to the product of the number of shares of Smith Common Stock subject to the Smith Option immediately prior to the Effective Time and the Exchange Ratio, provided that any fractional shares of Schlumberger Common Stock resulting from such multiplication shall be rounded down to the nearest whole share and (ii) the exercise price per share of Schlumberger Common Stock under a Schlumberger Option shall be equal to the exercise price per share of Smith Common Stock under the original Smith Option immediately prior to the Effective Time divided by the Exchange Ratio, provided that such exercise price shall be rounded up to the nearest whole cent. The duration and other terms of a Schlumberger Option shall be the same as the original Smith Option from which it was converted except that all references to “Smith” in such original Smith Option shall be deemed to be references to Schlumberger; provided, however, that all such Schlumberger Options, other than those issued in respect of Smith Post-Signing Options, will be fully vested and exercisable as of the Effective Time.

(g) Smith Stock Incentive Awards. At the Effective Time, each restricted stock unit and performance-based restricted stock unit award (collectively, the “Smith Stock Incentive Awards”) that is outstanding under any Smith Stock Plan immediately prior to the Effective Time, whether or not then vested or earned, other than Smith Stock Incentive Awards granted after the date hereof pursuant to Section 7.1(b)(iv) (“Smith Post-Signing Stock Incentive Awards”), shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and converted into the right to receive Merger Consideration based on the total number of shares of Smith Common Stock subject to such Smith

Stock Incentive Award immediately prior to the Effective Time. If the Smith Stock Incentive Award is a performance-based restricted stock unit award, the total number of shares of Smith Common Stock subject to such Smith Stock Incentive Award shall be calculated based on deemed attainment of the performance goals under the award immediately prior to the Effective Time assuming that the number of shares of Smith Common Stock subject to each such Smith Stock Incentive Award is that number of shares corresponding to 100% of the “Target Units” (as defined in the applicable agreement representing such Smith Stock Incentive Awards). Smith shall make arrangements reasonably satisfactory to Schlumberger to satisfy all employment and income tax withholding requirements with respect to each Smith Stock Incentive Award that vests pursuant to this Section 4.1(g). Any Smith Post-Signing Stock Incentive Awards shall be converted automatically into a stock unit award (a “Schlumberger Stock Incentive Award”) with respect to Schlumberger Common Stock in an amount equal to the product of the number of shares of Smith Common Stock subject to the Smith Post-Signing Stock Incentive Award immediately prior to the Effective Time and the Exchange Ratio, provided that any fractional shares of Schlumberger Common Stock resulting from such multiplication shall be rounded to the nearest whole share. The Schlumberger Stock Incentive Awards will be otherwise subject to the terms of the Smith Stock Plans, as applicable, under which they were issued and the agreements evidencing grants thereunder without any acceleration of vesting or delivery, except that all references to “Smith” in such original Smith Stock Incentive Award shall be deemed to be references to Schlumberger.

Section 4.2 Exchange of Shares.

(a) Exchange Fund. As of the Effective Time, Schlumberger shall appoint a commercial bank or trust company or such other party as is reasonably satisfactory to Smith to act as exchange agent hereunder for the purpose of exchanging Certificates and Book Entry Shares for the Merger Consideration (the “Exchange Agent”). Schlumberger shall deposit with the Exchange Agent, in trust for the benefit of holders of shares of Smith Common Stock, the number of shares of Schlumberger Common Stock that are issuable pursuant to Section 4.1. Schlumberger shall deposit such shares of Schlumberger Common Stock with the Exchange Agent by delivering to the Exchange Agent certificates representing, or providing to the Exchange Agent an uncertificated book-entry for, such shares. In addition, Schlumberger shall make available to the Exchange Agent from time to time as needed, cash sufficient to make payments in lieu of fractional shares pursuant to Section 4.2(e) and any dividends and other distributions pursuant to Section 4.2(c). Any cash and shares of Schlumberger Common Stock deposited by Schlumberger with the Exchange Agent shall hereinafter be referred to as the “Exchange Fund.”

(b) Exchange Rules. Promptly after the Effective Time, Schlumberger shall cause the Exchange Agent to mail to each holder of record of one or more shares of Smith Common Stock as of the Effective Time: (i) a letter of transmittal (the “Letter of Transmittal”), which shall specify that delivery shall be effected, and risk of loss and title to the shares of Smith Common Stock shall pass, only upon delivery of the corresponding Certificates to the Exchange Agent or receipt by the Exchange Agent of an “agent’s message” with respect to Book Entry Shares, which letter shall be in customary form and have such other provisions as Schlumberger may reasonably specify, and (ii) instructions for effecting the surrender of such Certificates or Book Entry Shares in exchange for the Merger Consideration. Each holder of shares of Smith Common Stock that have been converted into a right to receive the Merger Consideration, upon surrender of a Certificate or Book Entry Shares to the Exchange Agent together with such Letter of Transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Exchange Agent, will be entitled to receive in exchange therefor (i) one or more shares of Schlumberger Common Stock which shall be in uncertificated book-entry form unless a physical certificate is requested and which shall represent, in the aggregate, the whole number of shares that such holder has the right to receive pursuant to Section 4.1(a) (after taking into account all shares of Smith Common Stock then held by such holder) and (ii) a check in the amount equal to any cash that such holder has the right to receive pursuant to this Article 4, consisting of cash in lieu of any fractional shares of Schlumberger Common Stock pursuant to Section 4.2(e) and any dividends and other distributions pursuant to Section 4.2(c). No interest will be paid or will accrue on any cash payable pursuant to Section 4.2(c) or Section 4.2(e). In the event of a transfer of ownership of Smith Common Stock that is not registered in the transfer records of Smith, one or more shares of Schlumberger Common Stock evidencing, in the aggregate, the proper number of shares of Schlumberger Common Stock and a check in the proper amount of any cash in lieu of any fractional shares of Schlumberger Common Stock pursuant to Section 4.2(e) and any dividends or other distributions to which such holder is entitled pursuant to Section 4.2(c), may be issued with respect to such Smith Common Stock, as the case may be, to such a transferee if the Certificate representing such shares of Smith Common Stock is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer Taxes have been paid.

(c) Distributions with Respect to Unexchanged Shares. All shares of Schlumberger Common Stock to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time. No dividends or other distributions declared or made in respect of Schlumberger Common Stock shall be paid to the holder of any shares of Smith Common Stock until the holder of such shares shall surrender such shares in accordance with this Article 4. Subject to Applicable Law, following surrender of any such shares, there shall be issued and/or paid to the holder of the certificates representing whole shares of Schlumberger Common Stock issued in exchange therefor, without interest, (i) at the time of such surrender, the dividends or other distributions payable in respect of such shares of Schlumberger Common Stock with a record date after the Effective Time and a payment date on or prior to the date of such surrender and not previously paid and (ii) at the appropriate payment date, the dividends or other distributions payable with respect to such shares of Schlumberger Common Stock with a record date after the Effective Time but on or prior to the date of such surrender and with a payment date subsequent to such surrender.

(d) No Further Ownership Rights in Smith Common Stock. All shares of Schlumberger Common Stock issued and cash paid upon conversion of shares of Smith Common Stock in accordance with the terms of this Article 4 (consisting of any cash paid pursuant to Section 4.2(c) or Section 4.2(e)) shall be deemed to have been issued or paid in full satisfaction of all rights pertaining to the shares of Smith Common Stock previously represented by such Certificates and/or Book Entry Shares.

(e) No Fractional Shares of Schlumberger Common Stock.

(i) No certificates or scrip or shares of Schlumberger Common Stock representing fractional shares of Schlumberger Common Stock or book-entry credit of the same shall be issued upon the surrender for exchange of Certificates and such fractional share interests will not entitle the owner thereof to vote or to have any rights of a stockholder of Schlumberger.

(ii) Notwithstanding any other provision of this Agreement, each holder of shares of Smith Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fractional share of Schlumberger Common Stock (after taking into account all Certificates and/or Book Entry Shares held by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to the product of (A) such fractional part of a share of Schlumberger Common Stock multiplied by (B) the closing price for a share of Schlumberger Common Stock on the NYSE Composite Transactions Tape on the business day immediately preceding the Closing Date.

(iii) As promptly as practicable after the determination of the amount of cash, if any, to be paid to holders of fractional interests, the Exchange Agent shall so notify Schlumberger, and Schlumberger shall deposit or cause the Surviving Entity to deposit such amount with the Exchange Agent and shall cause the Exchange Agent to forward payments to such holders of fractional interests subject to and in accordance with the terms hereof.

(f) Termination of Exchange Fund. Any portion of the Exchange Fund that remains undistributed to the holders of Certificates and/or Book Entry Shares as of the date six months after the Effective Time shall be delivered to Schlumberger or otherwise on the instruction of Schlumberger, and any holders of the Certificates and/or Book Entry Shares who have not theretofore complied with this Article 4 shall thereafter look only to Schlumberger for the Merger Consideration with respect to the shares of Smith Common Stock formerly represented thereby to which such holders are entitled pursuant to Section 4.1, cash in lieu of fractional shares of Schlumberger Common Stock to which such holders are entitled pursuant to Section 4.2(e) and any dividends or distributions with respect to shares of Schlumberger Common Stock to which such holders are entitled pursuant to Section 4.2(c). Any such portion of the Exchange Fund remaining unclaimed by holders of shares of Smith Common Stock five years after the Effective Time (or such earlier date immediately prior to such time as such amounts would otherwise escheat to or become property of any Governmental Entity) shall, to the extent permitted by Applicable Law, become the property of Schlumberger free and clear of any claims or interest of any person previously entitled thereto.

(g) No Liability. None of Schlumberger, Merger Sub, Smith, the Surviving Entity, any affiliate of any of the foregoing or the Exchange Agent shall be liable to any person in respect of any Merger Consideration from the Exchange Fund delivered to a public official or Governmental Entity pursuant to any applicable abandoned property, escheat or similar law.

(h) Investment of the Exchange Fund. The Exchange Agent shall invest any cash included in the Exchange Fund as directed by Schlumberger on a daily basis; provided that no such gain or loss thereon shall affect the amounts payable to the stockholders of Smith pursuant to this Article 4 and that if at any time prior to the termination of the Exchange Fund pursuant to Section 4.2(f), the amount of cash included in the Exchange Fund is reduced below the amount necessary to pay any cash in lieu of fractional shares of Schlumberger Common Stock payable pursuant to Section 4.2(e), and dividends and distributions payable pursuant to Section 4.2(c), Schlumberger shall promptly deposit additional cash into the Exchange Fund sufficient to rectify this deficiency. Any interest and other income resulting from such investments shall be paid promptly to Schlumberger.

(i) Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if reasonably required by Schlumberger, the posting by such person of a bond in such reasonable amount as Schlumberger may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent shall deliver in exchange for such lost, stolen or destroyed Certificate the applicable Merger Consideration, any cash in lieu of fractional shares of Schlumberger Common Stock to which the holder is entitled pursuant to Section 4.2(e) and any dividends and distributions with respect to shares of Schlumberger Common Stock to which the holder is entitled pursuant to Section 4.2(c), in each case with respect to the shares of Smith Common Stock formerly represented by such lost, stolen or destroyed Certificate.

(j) Withholding Rights. Each of the Exchange Agent, Schlumberger and the Surviving Entity shall be entitled, without duplication, to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Smith Common Stock or any other equity rights in Smith such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code and the rules and regulations promulgated thereunder, or any provision of Applicable Law and shall further be entitled to sell Schlumberger Common Stock otherwise payable pursuant to this Agreement to satisfy any such withholding requirement (which Schlumberger Common Stock will be valued with respect to such withholding at the average of the high and low trading prices of Schlumberger Common Stock on the NYSE Composite Transactions Tape on the day of such sale). To the extent that amounts are so withheld by the Exchange Agent, Schlumberger or the Surviving Entity, as the case may be, and paid over to the applicable Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the person in respect of which such deduction and withholding was made.

(k) Further Assurances. After the Effective Time, the officers and directors of the Surviving Entity will be authorized to execute and deliver, in the name and on behalf of Smith, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of Smith, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Entity any and all right, title and interest in, to and under any of the rights, properties or assets acquired or to be acquired by the Surviving Entity as a result of, or in connection with, the Merger.

(l) Stock Transfer Books. The stock transfer books of Smith shall be closed immediately upon the Effective Time and there shall be no further registration of transfers of shares of Smith Common Stock thereafter on the records of Smith. At or after the Effective Time, any Certificates or Book Entry Shares presented to the Exchange Agent or Schlumberger for any reason shall represent the right to receive the Merger Consideration with respect to the shares of Smith Common Stock formerly represented thereby (including any cash in lieu of fractional shares of Schlumberger Common Stock to which the holders thereof are entitled to pursuant to Section 4.2(e)) and any dividends or other distributions to which the holders thereof are entitled pursuant to Section 4.2(c).

Section 4.3 Certain Adjustments. If, subsequent to the date of this Agreement but prior to the Effective Time, the outstanding Schlumberger Common Stock or Smith Common Stock shall have been changed by reason of any reclassification, recapitalization, stock split, split-up, combination or exchange of shares, or a stock dividend or dividend payable in any other securities shall be declared with a record date within such period, or any similar event shall have occurred, the Exchange Ratio, the Merger Consideration and any other similarly dependent items, as the case may be, shall be appropriately adjusted to provide to the holders of Smith Common Stock consideration having the same economic effect as was contemplated by this Agreement prior to such event.

Section 4.4 Associated Rights. References in Article 4 of this Agreement to Smith Common Stock shall include, unless the context requires otherwise, the associated rights (the “Smith Rights”) distributed to the holders of Smith Common Stock pursuant to the Rights Agreement, dated as of June 8, 2000, between Smith and EquiServe Trust Company, N.A. (successor to First Chicago Trust Company of New York), as rights agent, as amended to date (the “Rights Agreement”).

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF SMITH

Except (i) as set forth in the disclosure letter delivered to Schlumberger by Smith at or prior to the execution hereof (the “Smith Disclosure Letter”) and making reference to the particular subsection of this Agreement to which exception is being taken, subject to Section 10.10, (ii) as disclosed in the Smith Reports filed after December 31, 2008 and prior to the date hereof (excluding any disclosures in such Smith Reports in any risk factors section, in any section related to forward looking statements and other disclosures that are predictive or forward-looking in nature), or (iii) with respect to any Smith Subsidiaries, assets, liabilities, businesses, operations, or results of operations of the MI SWACO division of Smith (the “Joint Venture”), to the extent actually known to the Schlumberger representatives on the governing board of the Joint Venture, Smith represents and warrants to Schlumberger that:

Section 5.1 Organization; Good Standing and Qualification. Each of Smith and its Subsidiaries is a legal entity duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, operate and lease its properties and assets and to carry on its business as now conducted. Each of Smith and its Subsidiaries is duly qualified to do business and is in good standing under the laws of any jurisdiction in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified has not had and would not reasonably be expected to have, individually or in the aggregate, a Smith Material Adverse Effect. Smith has made available to Schlumberger true and correct copies of Smith’s certificate of incorporation and bylaws, each as amended to date, and each as so delivered is in full force and effect.

Section 5.2 Authorization, Validity, Enforceability and Fairness.

(a) Smith has all requisite corporate power and authority to execute and deliver this Agreement and all other agreements and documents contemplated hereby to which it is a party and to consummate the transactions contemplated hereby and thereby, subject in the case of the consummation of the Merger to the Smith Stockholder Approval. The execution and delivery of this Agreement and the consummation by Smith of the transactions contemplated hereby have been duly authorized by all requisite corporate action on behalf of Smith, other than the Smith Stockholder Approval and the filing of the Certificate of Merger. This Agreement has been duly executed and delivered by Smith and constitutes the valid and legally binding obligation of Smith, enforceable against Smith in accordance with its terms.

(b) The Board of Directors of Smith (the “Smith Board”), at a meeting duly called and held on or prior to the date hereof, has (i) determined that this Agreement and the Merger are advisable, (ii) approved and adopted this Agreement and the Merger, (iii) received the opinion of its financial advisor, UBS Securities LLC, to the effect that the Exchange Ratio is fair from a financial point of view to the holders of Smith Common Stock (a copy of which opinion will be provided to Schlumberger), (iv) resolved to recommend the approval and adoption of this Agreement and the Merger to the holders of Smith Common Stock (such recommendations being the “Smith Recommendation”), subject to Section 7.3(b) and Section 7.3(d), and (v) directed that this Agreement be submitted to the holders of Smith Common Stock for their adoption.

Section 5.3 Capitalization.

(a) The authorized capital stock of Smith consists of 500,000,000 shares of Smith Common Stock and 5,000,000 shares of preferred stock, par value $1.00 per share (“Smith Preferred Stock”), of which 650,000 shares have been designated Series A Junior Participating Preferred Stock and reserved for issuance upon exercise of Smith Rights distributed to the holders of Smith Common Stock pursuant to the Rights Agreement. As of February 19, 2010, there were (i) 248,401,593 outstanding shares of Smith Common Stock and 17,954,481 shares of Smith Common Stock held in the treasury of Smith, (ii) 1,055,560 shares of Smith Common Stock reserved for issuance upon exercise of outstanding Smith Options, (iii) 4,010,293 shares of Smith Common Stock reserved for issuance under outstanding Smith Stock Incentive Awards, (iv) no issued or outstanding shares of restricted Smith Common Stock the restrictions on which have not previously lapsed and (v) no issued or outstanding shares of Smith Preferred Stock. All of the issued and outstanding shares of Smith Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in this Section 5.3 and except for changes since the close of business on February 19, 2010 resulting from the exercise of employee stock options or settlement of Smith Stock Incentive Awards outstanding on such date or other securities issued as permitted by Section 7.1, there are outstanding (A) no shares of capital stock or other voting securities of Smith, (B) no Smith Options and (C) except for the Smith Rights, (1) no options, warrants or other rights to acquire from Smith any capital stock, voting securities or other ownership interests in, or any securities convertible into or exchangeable for capital stock, voting securities or ownership interests in, Smith and (2) no preemptive or similar rights, subscription or other rights, convertible securities, agreements, arrangements or commitments of any character, relating to the capital stock of Smith, obligating Smith to issue, transfer or sell any capital stock, voting securities or other ownership interests in, or any securities convertible into or exchangeable for capital stock, voting securities or other ownership interests in, Smith or obligating Smith to grant, extend or enter into any such option, warrant, subscription or other right, convertible security, agreement, arrangement or commitment (the items in the foregoing subclauses (A), (B) and (C) being referred to collectively as “Smith Securities”). Except as required by the terms of any Smith Options outstanding as of the date hereof or issued as permitted by Section 7.1, there are no outstanding obligations of Smith or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Smith Securities.

(b) Except for directors’ qualifying shares, all of the outstanding capital stock of, or other ownership interests in, each Subsidiary of Smith have been validly issued and are fully paid and nonassessable and are owned by Smith, directly or indirectly, free and clear of all mortgages, deeds of trust, liens, security interests, pledges, leases, conditional sales contracts, charges, privileges, easements, rights of way, reservations, options, rights of first refusal and other encumbrances (collectively, “Liens”) (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests). There are outstanding (i) no securities of Smith or any of its Subsidiaries convertible into or exchangeable for shares of capital stock or other voting securities or ownership interests in any Subsidiary of Smith, (ii) no options, warrants or other rights to acquire from Smith or any of its Subsidiaries any capital stock, voting securities or other ownership interests in, or any securities convertible into or exchangeable for any capital stock, voting securities or ownership interests in, any Subsidiary of Smith and (iii) except as provided by Applicable Law, no preemptive or similar rights, subscription or other rights, convertible securities, agreements, arrangements or commitments of any character, relating to the capital stock of any Subsidiary of Smith, obligating Smith or any of its Subsidiaries to issue, transfer or sell, any capital stock, voting securities or other ownership interests in, or any securities convertible into or exchangeable for any capital stock, voting securities or ownership interests in, any Subsidiary of Smith or obligating Smith or any Subsidiary of Smith to grant, extend or enter into any such option, warrant, subscription or other right, convertible security, agreement, arrangement or commitment (the items in the foregoing subclauses (i), (ii) and (iii) being referred to collectively as “Smith Subsidiary Securities”). There are no outstanding obligations of Smith or any of its Subsidiaries to repurchase, redeem or otherwise acquire any outstanding Smith Subsidiary Securities.

(c) Except for the capital stock or other voting securities or ownership interests in any Subsidiary of Smith, neither Smith nor any of its Subsidiaries owns, directly or indirectly, any capital stock or other voting securities or ownership interests in, or any securities convertible into or exchangeable for any capital stock, voting securities or ownership interests in, any person which is material to Smith and its Subsidiaries taken as a whole.

(d) No Subsidiary of Smith owns any shares of Smith Common Stock.

Section 5.4 Compliance with Laws; Permits. Except for such matters as, individually or in the aggregate, have not had and would not reasonably be expected to have a Smith Material Adverse Effect:

(a) Neither Smith nor any of its Subsidiaries is in violation of any law, rule, regulation, directive, ordinance, code, governmental determination, guideline, order, treaty, convention, governmental certification requirement or other legally enforceable requirement, U.S. or non-U.S., of any Governmental Entity (collectively, “Applicable Laws”), and no claim is pending or, to the knowledge of Smith, threatened with respect to any such matters.

(b) Smith and each Subsidiary of Smith hold all permits, licenses, certifications, variations, exemptions, orders, franchises and approvals of all Governmental Entities necessary for the conduct of their respective businesses (the “Smith Permits”). All Smith Permits are in full force and effect and there exists no default thereunder or breach thereof, and Smith has no notice or knowledge that such Smith Permits will not be renewed in the ordinary course after the Effective Time. No Governmental Entity has given, or to the knowledge of Smith, threatened to give, any action to terminate, cancel or reform any Smith Permit.

(c) Smith and each Subsidiary of Smith possess all permits, licenses, operating authorities, orders, exemptions, franchises, variances, consents, approvals or other authorizations required for the present ownership and operation of all its and its Subsidiaries’ assets. There exists no default or breach with respect to, and no person or Governmental Entity has taken or, to the knowledge of Smith, threatened to take, any action to terminate, cancel or reform any such permit, license, operating authority, order, exemption, franchise, variance, consent, approval or other authorization.

This section does not relate to Tax matters, employee benefits matters, labor matters, environmental matters, intellectual property matters, export control or trade matters, or the Foreign Corrupt Practices Act, which are the subjects of Sections 5.10, 5.11, 5.12, 5.14, 5.15, 5.22 and 5.23, respectively.

Section 5.5 No Conflict.

(a) The execution, delivery and performance by Smith of this Agreement do not, and the consummation by Smith of the Merger and the other transactions contemplated by this Agreement in accordance with the terms hereof will not, (i) subject to receipt of the Smith Stockholder Approval, conflict with or result in a breach of any provisions of the certificate of incorporation or bylaws of Smith, (ii) violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the suspension, termination or cancellation, or in a right of suspension, termination or cancellation of, or give rise to a right of purchase or a right of additional payment under, or accelerate the performance required by, or result in the creation of any Lien upon any of the properties or assets of Smith or its Subsidiaries under, or result in being declared void, voidable, or without further binding effect, or otherwise result in a detriment to Smith or any of its Subsidiaries under, any of the terms, conditions or provisions of, any loan or credit agreement, note, bond, mortgage, indenture, deed of trust, license, concession, franchise, permit, lease, contract, agreement, joint venture or other instrument or obligation to which Smith or any of its Subsidiaries is a party, or by which Smith or any of its Subsidiaries or any of their properties or assets is bound or affected, or (iii) subject to the filings and other matters referred to in Section 5.5(b), contravene or conflict with or constitute a violation of any provision of any Applicable Law, except, in the case of matters described in clause (ii) or (iii), as have not had and would not reasonably be expected to have, individually or in the aggregate, a Smith Material Adverse Effect.

(b) Other than those required under or in relation to (i) the DGCL with respect to the filing of the Certificate of Merger, (ii) rules and regulations of the New York Stock Exchange, Inc. (the “NYSE”), (iii) the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), Council Regulation (EC) No. 139/2004 of 20 January 2004 on the control of concentrations between undertakings (published in the Official Journal of the European Union on January 29, 2004 at L 24/1) (the “EC Merger Regulation”) and such applicable competition, antitrust or premerger notification laws of the other jurisdictions set forth in Section 5.5 of the Smith Disclosure Letter, (iv) the Securities Act of 1933, as amended (the “Securities Act”), (v) the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (vi) state securities or “Blue Sky” laws and (vii) other Governmental Entities having jurisdiction over the Merger set forth in Section 5.5 of the Smith Disclosure Letter ((i) through (vii) collectively, the “Smith Approvals”), neither the execution, delivery or performance by Smith of this Agreement, nor the consummation by Smith of the Merger and the other transactions contemplated by this Agreement in accordance with the terms hereof will require any consent, approval, qualification or authorization of, or filing or registration with, any Governmental Entity, except for any consent, approval, qualification or authorization the failure of which to obtain and for any filing or registration the failure of which to make has not had and would not reasonably be expected to have a Smith Material Adverse Effect.

Section 5.6 SEC Documents; Financial Statements.

(a) Smith has filed or furnished all registration statements, prospectuses, reports, schedules, forms, statements and other documents (including exhibits and any amendments thereto) required to be so filed or furnished by it with the Securities and Exchange Commission (the “SEC”) since January 1, 2006 (collectively, the “Smith Reports”) and has made available to Schlumberger each such document it has so filed or furnished, in the form filed with or furnished to the SEC. Smith has made available to Schlumberger copies of all material comment letters from the SEC and Smith’s responses thereto since January 1, 2006 through the date hereof. As of the date of this Agreement, there are no outstanding or unresolved comments received from the SEC staff with respect to the Smith Reports. No Subsidiary of Smith is required to file any registration statement, prospectus, report, schedule, form, statement or any other document with the SEC. No Subsidiary of Smith is, or since January 1, 2006 has been, subject to any requirement to file periodic reports under the Exchange Act. As of their respective dates (or, if amended, as of the date of such amendment), the Smith Reports complied in all material respects with the applicable requirements of the Exchange Act, the Securities Act and the rules and regulations thereunder and complied in all material respects with applicable accounting standards. As of their respective dates (or, if amended, as of the date of such amendment), the Smith Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(b) Each of the consolidated balance sheets included in or incorporated by reference into the Smith Reports (including the related notes and schedules) fairly presents, in all material respects, the consolidated financial position of Smith and its Subsidiaries as of its date, and each of the consolidated statements of operations, cash flows and changes in stockholders’ equity included in or incorporated by reference into the Smith Reports (including any related notes and schedules) fairly presents, in all material respects, the results of operations, cash flows or changes in stockholders’ equity, as the case may be, of Smith and its Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to (i) such exceptions as may be permitted by Form 10-Q of the SEC and (ii) normal year-end audit adjustments which have not been and are not expected to be material), in each case in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied during the periods involved, except as may be noted therein.

(c) There are no liabilities or obligations of Smith or any of its Subsidiaries (whether accrued, absolute, contingent or otherwise and whether or not required to be disclosed) that would be required to be reflected on, or reserved against in, a balance sheet of Smith or in the notes thereto prepared in accordance with GAAP, other than liabilities or obligations to the extent (i) (A) reflected or reserved against on the consolidated balance sheet of Smith or (B) readily apparent in the notes thereto, in each case included in Smith’s annual report on Form 10-K for the year ended December 31, 2008 or Smith’s quarterly report on Form 10-Q for the period ended September 30, 2009, (ii) liabilities or obligations incurred in the ordinary course of business since September 30, 2009 or (iii) liabilities or obligations which have not had and would not reasonably be expected to have, individually or in the aggregate, a Smith Material Adverse Effect.

(d) As of February 19, 2010, there was no outstanding indebtedness for borrowed money of Smith or any of its Subsidiaries, other than indebtedness in the amounts identified by instrument in Section 5.6 of the Smith Disclosure Letter, and excluding inter-company indebtedness among Smith and its wholly-owned Subsidiaries.

Section 5.7 Controls and Procedures.

(a) Since the enactment of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), Smith has been and is in compliance in all material respects with (i) the applicable provisions of the Sarbanes-Oxley Act and (ii) the applicable listing and corporate governance rules and regulations of the NYSE.

(b) Each of the principal executive officer and the principal financial officer of Smith (or each former principal executive officer and former principal financial officer of Smith, as applicable) has made all certifications required under Sections 302 and 906 of the Sarbanes-Oxley Act and the related rules and regulations promulgated thereunder and under the Exchange Act with respect to the Smith Reports. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

(c) Smith has (i) designed and maintained disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act) as required by Rule 13a-15 under the Exchange Act, and (ii) disclosed, based on its most recent evaluation and knowledge, to its auditors and the audit committee of the Smith

Board (A) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting which could adversely affect its ability to record, process, summarize and report financial data and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in its internal controls over financial reporting.

(d) Smith has designed and maintains a system of internal controls over financial reporting (as defined in Rule 13a-15(f) and 15d-15(f) under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. Smith’s management, with the participation of Smith’s principal executive and financial officers, has completed an assessment of the effectiveness of Smith’s internal controls over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the year ended December 31, 2008, and such assessment concluded that such internal controls were effective using the framework specified in Smith’s annual report on Form 10-K for the year ended December 31, 2008. To the knowledge of Smith, there is no reason to believe that its auditors and its principal executive officer and principal financial officer will not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act, without qualification, when next due.

(e) No personal loan or other extension of credit by Smith to any of its or their executive officers or directors has been made or modified (other than as permitted by Section 13 of the Exchange Act and Section 402 of the Sarbanes-Oxley Act) since July 30, 2002.

Section 5.8 Litigation. There are no (a) civil, criminal or administrative actions, suits, claims, hearings, arbitrations, investigations or proceedings pending or, to the knowledge of Smith, threatened against Smith or any of its Subsidiaries or their respective assets, or any director, officer or employee of Smith or any of its Subsidiaries or other affiliates, in each case, for whom Smith or any of its Subsidiaries may be liable, or (b) litigations, arbitrations, investigations or other proceedings, or injunctions or final judgments relating thereto, pending or, to the knowledge of Smith, threatened before any Governmental Entity or arbitrator against Smith or any of its Subsidiaries or their respective assets, or any director, officer or employee of Smith or any of its Subsidiaries or other affiliates, in each case, for whom Smith or any of its Subsidiaries may be liable, except in the case of either clause (a) or (b), for those that would not, individually or in the aggregate, reasonably be expected to result in a Smith Material Adverse Effect. None of Smith or any of its Subsidiaries or their respective assets, or any director, officer or employee of Smith or any of its Subsidiaries or other affiliates, in each case, for whom Smith or any of its Subsidiaries may be liable, is a party to or subject to the provisions of any judgment, order, writ, injunction, decree or award of any Governmental Entity which would, individually or in the aggregate, reasonably be expected to result in a Smith Material Adverse Effect. This section does not relate to Tax matters, employee benefits matters, labor matters, environmental matters, intellectual property matters, export control or trade matters, or the Foreign Corrupt Practices Act, which are the subjects of Sections 5.10, 5.11, 5.12, 5.14, 5.15, 5.22 and 5.23, respectively.

Section 5.9 Absence of Certain Changes. Since December 31, 2008, there has not been any Smith Material Adverse Effect or any event, occurrence, change, discovery or development of a state of circumstances or facts which would, individually or in the aggregate, reasonably be expected to result in a Smith Material Adverse Effect. Since December 31, 2008 and prior to the execution and delivery hereof, there has not been:

(a) any recapitalization of Smith or any merger or consolidation of Smith or any of its Subsidiaries with any other person (except for any such transactions among wholly owned Subsidiaries of Smith that are not obligors or guarantors of third-party indebtedness);

(b) any acquisition of any business from any other person having a value in excess of $20 million;

(c) any creation or incurrence of any Liens on any assets used in the businesses of Smith and its Subsidiaries having an aggregate value in excess of $20 million;

(d) any making of any loan, advance or capital contribution to, or investment in, any person other than (i) loans, advances or capital contributions to, or investments in, wholly owned Subsidiaries of Smith and (ii) loans, advances or capital contributions to, or investments in, any other person in an amount not in excess of $20 million in the aggregate;

(e) any declaration, setting aside or payment of any dividend or distribution (whether in cash, stock, property or any combination thereof) with respect to any shares of capital stock of Smith or any of its Subsidiaries (except for Smith’s regular quarterly cash dividend and dividends or distributions by any direct or indirect wholly owned Subsidiary of Smith to Smith or any wholly owned Subsidiary of Smith, and except for dividends or distributions by other Subsidiaries of Smith for which the portion of such dividends or distributions not payable to a direct or indirect wholly owned Subsidiary of Smith did not exceed $5 million in value in the aggregate for all such dividends and distributions), or any purchase, repurchase, redemption or other acquisition by Smith or any of its Subsidiaries, directly or indirectly, of any outstanding shares of capital stock or other securities of, or other ownership interests in, Smith or any of its Subsidiaries for consideration in excess of $10 million;

(f) any issuance of shares of Smith Common Stock or other equity securities of Smith except pursuant to Smith Stock Plans;

(g) any elections or changes thereto with respect to Taxes by Smith or any of its Subsidiaries or any settlement or compromise by Smith or any of its Subsidiaries of any Tax liability or refund, in each case, that would have, or reasonably be expected to have, an adverse effect on Smith and its Subsidiaries that is material;

(h) any material change with respect to financial accounting policies, principles or procedures by Smith or any of its Subsidiaries, except for any such change required by changes in GAAP or by Applicable Law;

(i) any sale, transfer, lease, license, mortgage, pledge or other disposition or encumbrance of any assets of Smith or its Subsidiaries, except for (i) obsolete assets, (ii) sales, transfers, leases, licenses, mortgages, pledges or other dispositions or encumbrances of assets in the ordinary course of business consistent with past practice or for a purchase price not in excess of, or with a fair market value not in excess of, $20 million in any single transaction or series of related transactions, (iii) sales, leases, licenses or other transfers between Smith and its wholly owned Subsidiaries or between those Subsidiaries, or (iv) sales of inventory, products and services in the ordinary course of business; or

(j) any agreement to do any of the foregoing.

Section 5.10 Taxes.

(a) Except as have not had and would not reasonably be expected to have, individually or in the aggregate, a Smith Material Adverse Effect:

(i) (A) all tax returns, statements, reports, declarations, estimates and forms required to be filed with respect to Taxes (“Returns”) by or with respect to Smith or any of its Subsidiaries (including any Return required to be filed by an affiliated, consolidated, combined, unitary or similar group that includes Smith or any of its Subsidiaries) on or prior to the date hereof have been properly filed on a timely basis with the appropriate Governmental Entities, and (B) all Taxes required to be paid by Smith or any of its Subsidiaries have been duly paid, and all Taxes that Smith or any of its Subsidiaries are obligated to withhold from amounts payable to any employee, creditor, shareholder or other third party have been duly withheld and deposited, in each case in full and on a timely basis, except, in each case of clause (A) and (B), with respect to matters contested in good faith or adequately reserved for, in accordance with GAAP;

(ii) no audits or other administrative or court proceedings are pending with regard to any Taxes or Returns of Smith or any of its Subsidiaries;

(iii) no Governmental Entity is asserting in writing any deficiency or claim for Taxes or any adjustment to Taxes of Smith or any of its Subsidiaries which have not been fully paid or finally settled or adequately reserved for, in accordance with GAAP;

(iv) neither Smith nor any of its Subsidiaries has any liability for Taxes under Treasury Regulation § 1.1502-6 or any similar provision of state, local, or non-U.S. tax law, except for (A) Taxes of the affiliated group of which Smith or any of its Subsidiaries is or was the common parent, within the meaning of Section 1504(a)(1) of the Code or any similar provision of state, local, or non-U.S. tax law, and (B) Taxes imposed under non-U.S. tax law for which Smith or its Subsidiaries are entitled to indemnification from third parties;

(v) neither Smith nor any of its Subsidiaries has granted any currently effective requests, agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment of any Taxes with respect to any Returns of Smith or any of its Subsidiaries;

(vi) neither Smith nor any of its Subsidiaries is a party to any closing agreement described in Section 7121 of the Code or any predecessor provision thereof or any similar agreement under state, local, or non-U.S. tax law that affects any Tax liability with respect to the last three years, the current year or any future year;

(vii) neither Smith nor any of its Subsidiaries is a party to, is bound by, or has any obligation under, any tax sharing, allocation or indemnity agreement or any similar agreement or arrangement;

(viii) neither Smith nor any of its Subsidiaries has participated in any “listed transaction,” within the meaning of Treasury regulation §1.6011-4(b);

(ix) neither Smith nor any of its Subsidiaries has been a “controlled corporation” or a “distributing corporation” in any distribution that was purported or intended to be governed by Section 355 of the Code occurring during the two-year period ending on the date hereof;

(x) to Smith’s knowledge, no claim has been made in the last three years by an authority in a jurisdiction where any of Smith or its Subsidiaries does not file Returns that Smith or any of its Subsidiaries is or may be subject to taxation in that jurisdiction; and

(xi) no Subsidiary of Smith the fair market value of which represents more than five percent of the aggregate fair market value of the assets of Smith and its Subsidiaries is or has ever been a passive foreign investment company within the meaning of Section 1297 of the Code.

(b) Without regard to whether it has had or would reasonably be expected to have a Smith Material Adverse Effect, Smith has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code at any time within the past five years.

Section 5.11 Employee Benefit Plans.

(a) Section 5.11(a) of the Smith Disclosure Letter contains a list of all Smith Benefit Plans that are subject to laws of the United States (each, a “Smith U.S. Benefit Plan” and collectively, the “Smith U.S. Benefit Plans”). Within twenty (20) business days after the date hereof, Smith will provide Schlumberger with a list of all Smith Benefit Plans that are not Smith U.S. Benefit Plans (each, a “Smith Foreign Benefit Plan” and collectively, the “Smith Foreign Benefit Plans”). The term “Smith Benefit Plans” means all material employee benefit plans and other material benefit arrangements, including all “employee benefit plans” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), whether or not U.S.-based plans, and all other material employee benefit, bonus, incentive, deferred compensation, stock option (or other equity-based), severance, employment, change in control, welfare (including post-retirement medical and life insurance) and fringe benefit plans, practices or agreements, whether or not subject to ERISA or U.S.-based and whether written or oral, sponsored, maintained or contributed to or required to be contributed to by Smith or any of its Subsidiaries, to which

Smith or any of its Subsidiaries is a party or is required to provide benefits under Applicable Law. As of the date hereof, there is no unsatisfied liability associated with any terminated Smith Benefit Plan. A true and correct copy of each Smith U.S. Benefit Plan has been made available to Schlumberger. Within twenty (20) business days after the date hereof, Smith will make available to Schlumberger a true and correct copy of each Smith Foreign Benefit Plan. With respect to each Smith U.S. Benefit Plan, Smith has made available to Schlumberger a true and correct copy of (i) the most recent annual report (Form 5500) filed with the applicable Governmental Entity (with respect to Smith U.S. Benefit Plans for which Form 5500’s are filed), (ii) each such Smith U.S. Benefit Plan that has been reduced to writing and all amendments thereto, (iii) each trust agreement, insurance contract or administration agreement relating to each such Smith U.S. Benefit Plan, (iv) the most recent summary plan description or other written explanation of each Smith U.S. Benefit Plan provided to participants, (vi) the most recent actuarial report or valuation relating to a Smith U.S. Benefit Plan subject to Title IV of ERISA, (vii) the most recent determination letter or opinion letter, if any, issued by the Internal Revenue Service (“IRS”) with respect to any Smith U.S. Benefit Plan intended to be qualified under Section 401(a) of the Code, (viii) any request for a determination currently pending before the IRS, and (ix) all material correspondence with the IRS, the U.S. Department of Labor, or Pension Benefit Guaranty Corporation relating to any outstanding controversy or with respect to any controversy that has been resolved in the previous three years.

(b) With respect to each Smith U.S. Benefit Plan, except as have not had and would not reasonably be expected to have, individually or in the aggregate, a Smith Material Adverse Effect:

(i) all applicable reporting and disclosure requirements have been met;

(ii) to the extent applicable, such Smith U.S. Benefit Plan complies and has complied with the requirements of ERISA, the Code, other Applicable Law and with the operative documents for each such plan;

(iii) any Smith U.S. Benefit Plan intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS;

(iv) all Smith U.S. Benefit Plans have been maintained and operated in accordance with their terms, and, to the knowledge of Smith, there have been no breaches of fiduciary duty in connection with Smith Benefit Plans;

(v) there are no pending or, to the knowledge of Smith, threatened claims against or otherwise involving any Smith U.S. Benefit Plan, and no suit, action or other litigation (excluding claims for benefits incurred in the ordinary course of Smith Benefit Plan activities) is pending against or with respect to any such Smith Benefit Plan;

(vi) there are no pending audits or investigations by any Governmental Entity involving any Smith U.S. Benefit Plan;

(vii) all material contributions required to be made as of the date hereof to Smith U.S. Benefit Plans have been made or provided for;

(viii) Smith has not engaged in a transaction with respect to any Smith U.S. Benefit Plan for which it would reasonably be expected to be subject (either directly or indirectly) to a liability for either a civil penalty assessed pursuant to Section 502(i) of ERISA or a Tax imposed by Section 4975 of the Code;

(ix) since January 1, 2005, each nonqualified deferred compensation plan or arrangement has been maintained in good faith operational compliance with Section 409A of the Code and, as of December 31, 2008, each nonqualified deferred compensation plan or arrangement is in documentary compliance with Section 409A of the Code, except for such noncompliance that may be corrected under IRS Notice 2008-113 or IRS Notice 2010-6 (without material liability to Schlumberger);

(x) (A) with respect to Smith U.S. Benefit Plans or any “employee pension benefit plans,” as defined in Section 3(2) of ERISA, that are subject to Title IV of ERISA and have been maintained or contributed to within six years prior to the date hereof by Smith, any of its Subsidiaries or any trade or business (whether or not incorporated) which is under common control, or which is treated as a single employer, with Smith or any of its Subsidiaries under Section 414(b), (c), (m) or (o) of the Code (a “Smith ERISA affiliate”), neither Smith nor any Smith ERISA affiliate has incurred any direct or indirect liability under Title IV of ERISA in connection with any termination thereof or withdrawal therefrom which remains unsatisfied, (B) with respect to Smith U.S. Benefits Plans, there does not exist any accumulated funding deficiency within the meaning of Section 412 of the Code or Section 302 of ERISA, whether or not waived, (C) with respect to Smith U.S. Benefit Plans, since January 1, 2008, there has been no “reportable event,” as that term is defined in Section 4043 of ERISA for which the 30-day reporting requirement has not been waived, and (D) with respect to Smith U.S. Benefit Plans, the minimum funding standards of Section 412 of the Code have been satisfied and there are no restrictions on the payment or accrual of benefits under Section 436 of the Code and such plan is not in “at risk” status for the current plan year under Section 430(i) of the Code;

(xi) all individuals who performed any compensatory services for Smith or any Subsidiary of Smith, whether as an employee, independent contractor or “leased employee” (as defined in Section 414(n) of the Code) are, and have been, properly classified for purposes of withholding Taxes and eligibility to participate in, and coverage under, any Smith U.S. Benefit Plan; and

(xii) with respect to each Smith U.S. Benefit Plan which is a group health plan, Smith and each of the Smith ERISA affiliates have complied in all material respects with (i) the applicable health care continuation and notice provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), and the applicable COBRA regulations (including the requirements of the American Recovery and Reinvestment Act of 2009), and (ii) the applicable requirements of the Health Insurance Portability and Accountability Act of 1996 and the regulations thereunder, and neither Smith nor any ERISA Affiliate has incurred any liability under Section 4980 of the Code.

(c) Neither Smith nor any of its Subsidiaries nor any Smith ERISA affiliate contributes to, or has an obligation to contribute to, and has not within six years prior to the Effective Time contributed to, or had an obligation to contribute to, a “multiemployer plan” within the meaning of Section 3(37) of ERISA, a “multiple employer welfare association” within the meaning of Section 3(40) of ERISA or a “voluntary employees’ beneficiary association” within the meaning of Section 501(c)(9) of the Code.

(d) Except as provided in Section 5.11(d) of the Smith Disclosure Letter, no Smith U.S. Benefit Plan provides medical, surgical, hospitalization, death or similar benefits (whether or not insured) for employees or former employees of Smith or any Subsidiary of Smith for periods extending beyond their retirement date or other termination of service other than (i) coverage mandated by Applicable Law, (ii) death benefits under any “pension plan” or (iii) benefits the full cost of which is borne by the current or former employee (or his beneficiary). Except as would not have, individually or in the aggregate, a Smith Material Adverse Effect, each Smith U.S. Benefit Plan which provides post-employment medical, surgical, hospitalization, death or similar benefits may be unilaterally amended or terminated by Smith without material liability, except as to claims incurred prior to amendment or termination.

(e) Except as provided in Section 5.11(e) of the Smith Disclosure Letter, the execution and delivery of this Agreement, and the consummation of the Merger and the other transactions contemplated hereby will not (either alone or upon the occurrence of any additional or subsequent events) (i) result in any payment becoming due to any employee, former employee or group of employees or former employees, of Smith or any of its Subsidiaries, (ii) increase any benefits otherwise payable under any Smith Benefit Plans, (iii) result in the acceleration of the time of payment or vesting of any such benefits or (iv) result in the incurrence or acceleration of any other obligation related to the Smith Benefit Plans or to any employee, former employee or group of employees or former employees, including, without limitation, the payment of any “excess parachute payments” within the meaning of Section 280G of the Code.

(f) Section 5.11(f) of the Smith Disclosure Letter contains a list of all funded Smith Benefit Plans with assets containing stock or other securities issued by Smith or any of its Subsidiaries.

(g) With respect to each Smith Foreign Benefit Plan, except as would not have, individually or in the aggregate, a Smith Material Adverse Effect, (i) each such Smith Foreign Benefit Plan is in material compliance with all Applicable Laws and has been operated in accordance with its terms, (ii) all contributions required to have been made under such Smith Foreign Benefit Plans have been timely made and all liabilities thereunder have been properly accrued on the most recent financial statements of Smith and its Subsidiaries, and (iii) each Smith Foreign Benefit Plan is either fully funded or a fully insured plan.

Section 5.12 Labor Matters.

(a) Except as would not reasonably be expected to have, individually or in the aggregate, a Smith Material Adverse Effect, (i) neither Smith nor any of its Subsidiaries is a party to, or bound by, any collective bargaining agreement or similar contract, agreement or understanding with a labor union or similar labor organization and (ii) to the knowledge of Smith, there are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened.

(b) Except for such matters as have not had and would not reasonably be expected to have a Smith Material Adverse Effect, (i) Smith and its Subsidiaries have complied with all Applicable Laws respecting the employment of labor; (ii) neither Smith nor any Subsidiary of Smith has received any written complaint of any unfair labor practice or other unlawful employment practice or any written notice of any violation of any Applicable Law with respect to the employment of individuals by, or the employment practices of, Smith or any Subsidiary of Smith or the work conditions or the terms and conditions of employment and wages and hours of their respective businesses and (iii) there are no unfair labor practice charges or other employee related complaints against Smith or any Subsidiary of Smith pending or, to the knowledge of Smith, threatened, before any Governmental Entity by or concerning the employees working in their respective businesses.

Section 5.13 Properties. Except as has not had and as would not reasonably be expected to have a Smith Material Adverse Effect, (a) each of Smith and its Subsidiaries has good and marketable title to, or valid leasehold interests in, all properties and assets purported to be owned or leased by it, respectively, in the Smith Reports, except for such properties and assets as are no longer used or useful in the conduct of its businesses or as have been disposed of in the ordinary course of business, and there are no outstanding options or rights of first refusal to purchase any of such properties or assets or interests therein; (b) all such assets and properties are free and clear of all Liens (other than Permitted Liens); (c) each of Smith and its Subsidiaries has complied with the terms of all leases, subleases, easements, licenses and other occupancy agreements to which it is a party and under which it is in occupancy, and all such agreements are in full force and effect; and (d) each of Smith and its Subsidiaries enjoys peaceful and undisturbed possession under all such agreements.

Section 5.14 Environmental Matters. Except as have not had and would not reasonably be expected to have, individually or in the aggregate, a Smith Material Adverse Effect:

(a) Smith and each of its Subsidiaries has been and is in compliance with all orders of any court, Governmental Entity or arbitration board or tribunal applicable to it and any Applicable Law (including common law) related to human health, worker safety, process safety, mine safety, product safety and stewardship, mining activities (including reclamation obligations), use and management of hazardous, toxic or radioactive substances or wastes, the environment, or climate (“Environmental Laws”).

(b) No judicial or administrative proceedings or governmental investigations or employee or third party claims are pending or, to the knowledge of Smith, threatened in writing against Smith or its Subsidiaries that allege the violation of or seek to impose liability pursuant to any Environmental Law.

(c) Neither Smith nor any of its Subsidiaries has (i) received any notice of noncompliance with, violation of, or liability or potential liability under any Environmental Law that remains unresolved or (ii) entered into any outstanding consent decree or order or is subject to any outstanding order of any court or Governmental Entity or tribunal under any Environmental Law or relating to the cleanup of or other obligation with respect to any hazardous materials.

(d) Except as set forth in Section 5.14(d) of the Smith Disclosure Letter, neither Smith nor its Subsidiaries has been named as a defendant in any litigation, or has received written notice of noncompliance, violation, liability or potential liability from any Governmental Entity, based on exposure to asbestos or silica.

Section 5.15 Intellectual Property. Except as has not had and as would not reasonably be expected to have a Smith Material Adverse Effect, Smith and its Subsidiaries own or possess adequate licenses or other valid rights to use all patents, patent applications, patent rights, know-how, trade secrets, trademarks, trademark rights, trade names, trade dress, trade name rights, service marks, service mark rights, copyrights, software, domain names, computer programs, technical know-how and other proprietary intellectual property rights (collectively, “Intellectual Property Rights”) necessary for the conduct of their respective businesses as currently being conducted. There are no assertions or claims challenging the validity of any Intellectual Property Rights that are reasonably expected to have, individually or in the aggregate, a Smith Material Adverse Effect. No claims are pending or, to the knowledge of Smith, threatened that Smith and its Subsidiaries are infringing or otherwise adversely affecting the rights of any person with regard to any Intellectual Property Rights, except for any such claims that, individually or in the aggregate, have not had and would not reasonably be expected to have a Smith Material Adverse Effect. To the knowledge of Smith, the conduct of Smith’s and its Subsidiaries’ respective businesses as currently conducted does not conflict with, violate, or infringe any Intellectual Property Rights of a third party, except for any such claims that, individually or in the aggregate, have not had and would not reasonably be expected to have a Smith Material Adverse Effect. There is no infringement of any proprietary right owned by or licensed by or to Smith or any of its Subsidiaries that is reasonably expected to have, individually or in the aggregate, a Smith Material Adverse Effect.

Section 5.16 Decrees, Etc. Except for such matters as have not had and would not reasonably be expected to have a Smith Material Adverse Effect, (a) no order, writ, fine, injunction, decree, judgment, award or determination of any court or Governmental Entity or any arbitral or other dispute resolution body has been issued or entered against Smith or any of its Subsidiaries that continues to be in effect that affects the ownership or operation of any of their respective assets or that involves an amount greater than $10 million and (b) since December 31, 2006, no criminal order, writ, fine, injunction, decree, judgment or determination of any Governmental Entity has been issued against Smith or any of its Subsidiaries.

Section 5.17 Insurance. Except as have not had and would not reasonably be expected to have, individually or in the aggregate, a Smith Material Adverse Effect, Smith and its Subsidiaries maintain insurance policies, including with respect to fire, liability, workers’ compensation, and title insurance, containing coverages in such amounts and against such losses as are customary in the industries in which Smith and its Subsidiaries operate on the date hereof. Except as have not had and would not reasonably be expected to have, individually or in the aggregate, a Smith Material Adverse Effect, all such policies (or substitute policies with substantially similar terms and underwritten by insurance carriers with substantially similar or higher ratings) are in full force and effect, and (ii) all premiums with respect thereto covering all periods up to and including the Closing Date have been (or, if not yet due as of the date hereof, will prior to the Closing Date be) paid.

Section 5.18 No Brokers. Smith has not entered into any contract, arrangement or understanding with any person or firm which may result in the obligation of Smith, Schlumberger or their respective affiliates to pay any finder’s fees, brokerage or other like payments in connection with the negotiations leading to this Agreement or the consummation of the Merger and the other transactions contemplated by this Agreement, except that Smith has retained UBS Securities LLC as its financial advisor, the arrangements with which have been disclosed to Schlumberger prior to the date hereof.

Section 5.19 Schlumberger Stock Ownership. Neither Smith nor any of its Subsidiaries owns any shares of capital stock of Schlumberger or any other securities convertible into or otherwise exercisable for shares of capital stock of Schlumberger.

Section 5.20 Vote Required. The only vote of the holders of any class or series of Smith capital stock necessary to adopt and approve this Agreement and the transactions contemplated by this Agreement (including the Merger) is the affirmative vote of the holders of at least a majority of the outstanding shares of Smith Common Stock (such approval being referred to as the “Smith Stockholder Approval”).

Section 5.21 Certain Contracts.

(a) Except as set forth in Section 5.21 of the Smith Disclosure Letter, neither Smith nor any of its Subsidiaries is a party to or bound by:

(i) any lease of real or personal property providing for annual rentals of $5 million or more;

(ii) any partnership, joint venture or other similar agreement or arrangement relating to the formation, creation, operation, management or control of any partnership or joint venture material to Smith and its Subsidiaries, taken as a whole, or in which Smith or any of its Subsidiaries owns any interest valued at more than $10 million;

(iii) any agreement, lease, easement, license, contract, note, mortgage, indenture or other legally binding obligation (each, a “Contract”) (other than among direct or indirect wholly owned Subsidiaries of Smith) relating to indebtedness for borrowed money or the deferred purchase price of property (in either case, whether incurred, assumed, guaranteed or secured by any asset) in excess of $10 million;

(iv) any executory Contract relating to the disposition or acquisition of material assets not in the ordinary course of business;

(v) any Contract that would be required to be filed as an exhibit to any Smith Report as of the date of this Agreement pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act and the Exchange Act;

(vi) any agreement or covenant restricting in any material respect the research, development, distribution, sale, supply, license or manufacturing of material products or services, or any agreement or covenant requiring Smith or any of its Subsidiaries to grant an exclusive right to a third party for the research, development, distribution, sale, supply, license or manufacturing of any material product or service;

(vii) any noncompetition Contract or other Contract that (A) purports to limit in any material respect either the type of business in which Smith or its Subsidiaries (or, after the Effective Time, Schlumberger or its affiliates) may engage or the manner in which any of them may so engage in any business or (B) would reasonably be expected to require the disposition of any material assets or line of business of Smith or its Subsidiaries or, after the Effective Time, Schlumberger or its affiliates;

(viii) any Contract (other than (A) a Contract with respect to compensation or similar arrangements not involving an officer of Smith for purposes of Section 16 of the Exchange Act and (B) any Contract entered into in the ordinary course of business consistent with past practice) between Smith or any of its Subsidiaries and any director or officer of Smith or any person beneficially owning, as of the date hereof, 5% or more of the outstanding shares of Smith Common Stock;

(ix) any Contract that prohibits the payment of dividends or distributions in respect of capital stock of Smith, prohibits the pledging of the capital stock of Smith or any of its Subsidiaries or prohibits the issuance of guarantees by Smith or any of its Subsidiaries;

(x) any agreement or covenant containing a right of first refusal, right of first negotiation or right of first offer in favor of a party other than Smith or any of its Subsidiaries;

(xi) any Contract that contains a put, call or similar right pursuant to which Smith or any of its Subsidiaries could be required to purchase or sell, as applicable, any equity interests of any person or assets that have a fair market value or purchase price of more than $10 million (the Contracts described in clauses (i)–(xi), together with all exhibits and schedules to such Contracts, being the “Material Contracts”).

(b) A true and complete copy of each Material Contract has previously been delivered or made available to Schlumberger (subject to applicable confidentiality restrictions). Except as would not reasonably be expected to have a Smith Material Adverse Effect, each such contract is a valid and binding agreement of Smith or one of its Subsidiaries, as the case may be, and is in full force and effect, and neither Smith nor any of its Subsidiaries nor, to the knowledge of Smith, any other party thereto is in default or breach under the terms of any such Material Contract.

Section 5.22 Export Controls and Trade Sanctions. Except for such matters as would not, individually or in the aggregate, reasonably be expected to result in a Smith Material Adverse Effect:

(a) Smith and its affiliates have complied with all statutory and regulatory requirements relating to export controls and trade sanctions under Applicable Laws, including the Export Administration Regulations (15 C.F.R. Parts 730 et seq.), the International Traffic in Arms Regulations (22 C.F.R. Parts 120-130), section 999 of the Code, the Trading with the Enemy Act of 1917 (50 U.S.C. §§ 1-44), the International Emergency Economic Powers Act (50 U.S.C. §§1701–1706), the Foreign Narcotics Kingpin Designation Act (21 U.S.C. 1901-1908, 8 U.S.C. 1182), and the regulations, rules, and executive orders administered by the U.S. Department of the Treasury, Office of Foreign Assets Control (“OFAC”) and by the U.S. Nuclear Regulatory Commission, and any similar rules or regulations of the European Union or other jurisdiction. To the knowledge of Smith, neither Smith, nor any of its affiliates, shareholders, directors, officers or employees have, directly or indirectly, engaged in any transaction or dealing in property or interests in property of, received from or made any contribution of funds, goods, or services to or for the benefit of, provided any payments or material assistance to, or otherwise engaged in or facilitated any transactions with a Prohibited Person. For the purposes of this Agreement, “Prohibited Person” means (i) any individual or entity that has been determined by competent authority to be the subject of a prohibition on such conduct in any law, regulation, rule, or executive order administered by OFAC; (ii) the government, including any political subdivision, agency or instrumentality thereof, of any country against which the United States maintains comprehensive economic sanctions or embargoes; (iii) any individual or entity that acts on behalf of or is owned or controlled by the government of a country against which the United States maintains comprehensive economic sanctions or embargoes; (iv) any individual or entity that has been identified on the Annex to Executive Order 13224 or the OFAC Specially Designated Nationals and Blocked Persons List (Appendix A to 31 C.F.R. Ch. V), as amended from time to time; or (v) any individual or entity that has been designated on any similar list or order published by the U.S. Government.

(b) Smith and its affiliates have developed and implemented an export control and trade sanctions compliance program which includes corporate policies and procedures designed to ensure compliance with Applicable Laws relating to export control and trade sanctions, including obtaining licenses or other authorizations as required for access by foreign nationals in the U.S. to controlled technology.

(c) No civil or criminal penalties have been imposed on Smith or any of its affiliates with respect to violations of Applicable Laws relating to export control or trade sanctions, nor have any voluntary disclosures relating to export control and trade sanctions issues been submitted to the U.S. Government or any other Governmental Entity.

(d) To Smith’s knowledge, Smith and its affiliates have not been since January 1, 2006 and, to the knowledge of Smith, are not now under any administrative, civil or criminal investigation or indictment involving alleged violations of any Applicable Laws relating to export controls or trade sanctions.

(e) Neither the U.S. Government nor any other Governmental Entity has notified Smith or any of its affiliates in writing since January 1, 2006 of any actual or alleged violation or breach of any Applicable Laws relating to export controls or trade sanctions.

(f) To Smith’s knowledge, none of Smith or its affiliates has undergone or is undergoing any internal or external audit, review, inspection, investigation, survey or examination of records relating to Smith’s or any of its affiliates’ export activity that would, individually or in the aggregate, reasonably be expected to affect adversely its future export activity.

Section 5.23 Foreign Corrupt Practices Act. Except for such matters as would not, individually or in the aggregate, reasonably be expected to result in a Smith Material Adverse Effect:

(a) Smith and its affiliates, directors, officers and employees have complied with the U.S. Foreign Corrupt Practices Act of 1977, as amended (15 U.S.C. §§ 78a et seq. (1997 and 2000)) (the “Foreign Corrupt Practices Act”), and any other applicable anticorruption or antibribery laws. Except for “facilitating payments” (as such term is defined in the Foreign Corrupt Practices Act and other Applicable Laws), neither Smith nor any of its affiliates, directors, officers, employees, agents or other representatives acting on its behalf have directly or indirectly offered, paid, promised to pay or authorized the payment of anything of value, including but not limited to cash, checks, wire transfers, tangible and intangible gifts, favors and services, to a Foreign Government Official or any other person while knowing or having a reasonable belief that all or some portion would be used for the purpose of: (A) influencing any act or decision of a Foreign Government Official, including a decision to fail to perform official functions, (B) inducing any Foreign Government Official to do or omit to do any act in violation of the lawful duty of such official, or (C) inducing any Foreign Government Official to use influence with any government, department, agency or instrumentality in order to assist Smith in obtaining or retaining business with, or directing business to any person or otherwise securing for any person an improper advantage. For the purposes of this Agreement, “Foreign Government Official” means (i) any officer or employee of a non-U.S. Governmental Entity or any public international organization; (ii) any person acting in an official capacity for or on behalf of a non-U.S. Governmental Entity or any public international organization; (iii) any candidate for foreign political office; or (iv) any foreign political party or official thereof.

(b) Smith and its affiliates have developed and implemented a Foreign Corrupt Practices Act compliance program which includes corporate policies and procedures designed to ensure compliance with the Foreign Corrupt Practices Act and any other applicable anticorruption and antibribery laws.

(c) No civil or criminal penalties have been imposed on Smith or any of its affiliates with respect to violations of the Foreign Corrupt Practices Act or any other applicable anticorruption or antibribery laws nor have any voluntary disclosures been submitted to the U.S. Government or any other Governmental Entity with respect to violations of the Foreign Corrupt Practices Act or any other applicable anticorruption or antibribery laws.

(d) To Smith’s knowledge, Smith and its affiliates have not been since January 1, 2006 and are not now under any administrative, civil or criminal investigation or indictment involving alleged violations of the Foreign Corrupt Practices Act or any other applicable anticorruption or antibribery laws. Neither Smith nor any of its affiliates are participating in any investigation by a Governmental Entity relating to alleged violations by Smith or its affiliates of the Foreign Corrupt Practices Act or any other applicable anticorruption or antibribery laws.

(e) Neither the U.S. Government nor any other Governmental Entity has notified Smith or any of its affiliates in writing since January 1, 2006 of any actual or alleged violation or breach of the Foreign Corrupt Practices Act or any other applicable anticorruption or antibribery law.

Section 5.24 Stockholder Rights Agreement. The Smith Board has taken all necessary action to render the Rights Agreement inapplicable to the Merger and the other transactions contemplated by this Agreement and to cause the Smith Rights to expire at or immediately prior to the Effective Time, and neither the execution and delivery of this Agreement nor the consummation of the Merger and the other transactions contemplated by this Agreement will result in the occurrence of a Distribution Date, as defined in the Rights Agreement, or otherwise cause the Smith Rights to become exercisable by the holders thereof.

Section 5.25 Charter Provisions; Takeover Laws. Smith has taken all action necessary to render the restrictions on business combinations set forth in Article Thirteenth of Smith’s certificate of incorporation inapplicable to this Agreement, the Merger and the other transactions contemplated by this Agreement. No “fair price,” “moratorium,” “business combination” or “control share acquisition” statute or other similar statute or regulation (including Section 203 of the DGCL) is applicable to this Agreement, the Merger or the other transactions contemplated by this Agreement.

Section 5.26 Tax Treatment. Neither Smith nor any of its Subsidiaries has taken or agreed to take any action or knows of any fact that would (i) prevent or impede, or would reasonably be expected to prevent or impede, the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code, or (ii) cause the stockholders of Smith, other than any such stockholder that would be a “five-percent transferee shareholder” of Schlumberger (within the meaning of Treasury Regulation Section 1.367(a)-3(c)(5)(ii)) following the Merger, to recognize gain pursuant to Section 367(a) of the Code.

ARTICLE 6

REPRESENTATIONS AND WARRANTIES OF SCHLUMBERGER AND MERGER SUB

Except (i) as set forth in the disclosure letter delivered to Smith by Schlumberger at or prior to the execution hereof (the “Schlumberger Disclosure Letter”) and making reference to the particular subsection of this Agreement to which exception is being taken, subject to Section 10.10, or (ii) as disclosed in the Schlumberger Reports filed after December 31, 2008 and prior to the date hereof (excluding any disclosures in such Schlumberger Reports in any risk factors section, in any section related to forward looking statements and other disclosures that are predictive or forward-looking in nature), each of Schlumberger and Merger Sub represents and warrants to Smith that:

Section 6.1 Organization; Good Standing and Qualification. Each of Schlumberger and Merger Sub is a legal entity duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and has all requisite corporate power and authority to own, operate and lease its properties and assets and to carry on its business as now conducted. Schlumberger has made available to Smith true and correct copies of the articles of incorporation and bylaws of Schlumberger and the certificate of incorporation and bylaws of Merger Sub, each as amended to date, and each as so delivered is in full force and effect.

Section 6.2 Authorization, Validity and Enforceability.

(a) Each of Schlumberger and Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and all other agreements and documents contemplated hereby to which it is a party and to consummate the transactions contemplated hereby and thereby (including the Merger). The execution and delivery of this Agreement by each of Schlumberger and Merger Sub, and the consummation by each of Schlumberger and Merger Sub of the transactions contemplated by this

Agreement, including the Merger and the issuance by Schlumberger of shares of Schlumberger Common Stock as described in this Agreement, have been duly authorized by all requisite corporate action on behalf of Schlumberger and Merger Sub. This Agreement has been duly executed and delivered by each of Schlumberger and Merger Sub and constitutes the valid and legally binding obligation of each of Schlumberger and Merger Sub, enforceable against each of Schlumberger and Merger Sub in accordance with its terms.

(b) The Board of Directors of Schlumberger, at a meeting duly called and held on or prior to the date hereof, has approved and adopted this Agreement and the transactions contemplated hereby, including the Merger and the issuance by Schlumberger of shares of Schlumberger Common Stock as described in this Agreement. The Board of Directors of Merger Sub has (i) determined that this Agreement and the Merger are advisable and (ii) approved and adopted this Agreement and the transactions contemplated hereby (including the Merger).

Section 6.3 Capitalization. Schlumberger may issue up to 3,000,000,000 shares of Schlumberger Common Stock and 200,000,000 shares of preferred stock, par value $0.01 per share (“Schlumberger Preferred Stock”). As of February 17, 2010, there were (a) 1,195,634,383 outstanding shares of Schlumberger Common Stock and 138,577,781 shares of Schlumberger Common Stock held in the treasury of Schlumberger, (b) 47,286,379 shares of Schlumberger Common Stock are reserved for issuance under employee benefits or stock and incentive plans of Schlumberger, and (c) no issued or outstanding shares of Schlumberger Preferred Stock. All of the issued and outstanding shares of Schlumberger Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. As of February 17, 2010, there was $307.1 million aggregate principal amount of Schlumberger’s 2.125% Series B Convertible Debentures due June 1, 2023 outstanding and 7,676,925 shares of Schlumberger Common Stock reserved for issuance thereunder. The shares of Schlumberger Common Stock to be issued in connection with the Merger, when issued in accordance with this Agreement, will be duly authorized and validly issued and will be fully paid and nonassessable. Except (i) as set forth in this Section 6.3, (ii) for changes since the close of business on February 17, 2010 resulting from the exercise of employee stock options outstanding on such date or (iii) Schlumberger’s 2.125% Series B Convertible Debentures due June 1, 2023, there are outstanding (A) no shares of capital stock, other voting securities or other ownership interests in Schlumberger and (B) (1) no options, warrants or other rights to acquire from Schlumberger any capital stock, voting securities or other ownership interests in, or any securities convertible into or exchangeable for, capital stock, voting securities or ownership interests in, Schlumberger and (2) no preemptive or similar rights, subscription or other rights, convertible securities, agreements, arrangements or commitments of any character, relating to the capital stock of Schlumberger, obligating Schlumberger to issue, transfer or sell any capital stock, voting securities or ownership interests in, or any securities convertible into or exchangeable for capital stock, voting securities or other ownership interests in, Schlumberger or obligating Schlumberger to grant, extend or enter into any such option, warrant, subscription or other right, convertible security, agreement, arrangement or commitment (the items in the foregoing subclauses (A) and (B) being referred to collectively as “Schlumberger Securities”). Except as required by the terms of any employee stock options or other stock-based awards or Schlumberger’s 2.125% Series B Convertible Debentures due June 1, 2023, there are no outstanding obligations of Schlumberger or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Schlumberger Securities. All of the outstanding common stock of Merger Sub is owned by Schlumberger, free and clear of all Liens (including any restriction on the right to vote, sell or otherwise dispose of such common stock).

Section 6.4 Compliance with Laws; Permits. Except for such matters as, individually or in the aggregate, have not had and would not reasonably be expected to have a Schlumberger Material Adverse Effect:

(a) Neither Schlumberger nor any of its Subsidiaries is in violation of any Applicable Laws, and no claim is pending or, to the knowledge of Schlumberger, threatened with respect to any such matters.

(b) Schlumberger and each Subsidiary of Schlumberger hold all permits, licenses, certifications, variations, exemptions, orders, franchises and approvals of all Governmental Entities necessary for the conduct of their respective businesses (the “Schlumberger Permits”). All Schlumberger Permits are in full force and effect and there exists no default thereunder or breach thereof, and Schlumberger has no notice or knowledge that such Schlumberger Permits will not be renewed in the ordinary course after the Effective Time. No Governmental Entity has given, or to the knowledge of Schlumberger, threatened to give, any action to terminate, cancel or reform any Schlumberger Permit.

(c) Schlumberger and each Subsidiary of Schlumberger possess all permits, licenses, operating authorities, orders, exemptions, franchises, variances, consents, approvals or other authorizations required for the present ownership and operation of all its and its Subsidiaries’ assets. There exists no default or breach with respect to, and no person or Governmental Entity has taken or, to the knowledge of Schlumberger, threatened to take, any action to terminate, cancel or reform any such permit, license, operating authority, order, exemption, franchise, variance, consent, approval or other authorization.

This section does not relate to export control or trade matters or the Foreign Corrupt Practices Act, which are the subjects of Sections 6.12 and 6.13, respectively.

Section 6.5 No Conflict.

(a) The execution, delivery and performance by Schlumberger and Merger Sub of this Agreement does not, and the consummation by Schlumberger and Merger Sub of the Merger and the other transactions contemplated by this Agreement in accordance with the terms hereof will not, (i) conflict with or result in a breach of any provisions of the articles of incorporation or bylaws of Schlumberger or the certificate of incorporation or bylaws of Merger Sub, (ii) violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the suspension, termination or cancellation, or in a right of suspension, termination or cancellation of, or give rise to a right of purchase or a right of additional payment under, or accelerate the performance required by, or result in the creation of any Lien upon any of the properties or assets of Schlumberger or any of its Subsidiaries under, or result in being declared void, voidable, or without further binding effect, or otherwise result in a detriment to Schlumberger or any of its Subsidiaries under, any of the terms, conditions or provisions of, any loan or credit agreement, note, bond, mortgage, indenture, deed of trust, license, concession, franchise, permit, lease, contract, agreement, joint venture or other instrument or obligation to which Schlumberger or any of its Subsidiaries is a party, or by which Schlumberger or any of its Subsidiaries or any of their properties or assets is bound or affected, or (iii) subject to the filings and other matters referred to in Section 6.5(b), contravene or conflict with or constitute a violation of any provision of any Applicable Law, except, in the case of matters described in clause (ii) or (iii), as have not had and would not reasonably be expected to have, individually or in the aggregate, a Schlumberger Material Adverse Effect.

(b) Other than those required under or in relation to (i) the DGCL with respect to the filing of the Certificate of Merger, (ii) rules and regulations of the NYSE, (iii) the HSR Act, the EC Merger Regulation and such applicable competition, antitrust or premerger notification laws of the other jurisdictions set forth in Section 6.5 of the Schlumberger Disclosure Letter, (iv) the Securities Act, (v) the Exchange Act, (vi) state securities or “Blue Sky” laws and (vii) other Governmental Entities having jurisdiction over the Merger set forth in Section 6.5 of the Schlumberger Disclosure Letter ((i) through (vii) collectively, the “Schlumberger Approvals”), neither the execution, delivery or performance by Schlumberger and Merger Sub of this Agreement, nor the consummation by Schlumberger and Merger Sub of the other transactions contemplated by this Agreement in accordance with the terms hereof, will require any consent, approval, qualification or authorization of, or filing or registration with, any Governmental Entity, except for any consent, approval, qualification or authorization the failure of which to obtain and for any filing or registration the failure of which to make has not had and would not reasonably be expected to have a Schlumberger Material Adverse Effect.

Section 6.6 SEC Documents; Financial Statements.

(a) Schlumberger has filed or furnished all registration statements, prospectuses, reports, schedules, forms, statements and other documents (including exhibits and any amendments thereto) required to be so filed or furnished by it with the SEC since January 1, 2006 (collectively, the “Schlumberger Reports”) and has made available to Smith each such document it has so filed or furnished, in the form filed with or furnished to the SEC. No Subsidiary of Schlumberger is required to file any registration statement, prospectus, report, schedule, form, statement or any other document with the SEC. No Subsidiary of Schlumberger is, or since January 1, 2006 has been, subject to any requirement to file periodic reports under the Exchange Act. As of their respective dates (or, if amended, as of the date of such amendment), the Schlumberger Reports complied in all material respects with the applicable requirements of the Exchange Act, the Securities Act and the rules and regulations thereunder and complied in all material respects with applicable accounting standards. As of their respective dates (or, if amended, as of the date of such amendment), the Schlumberger Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(b) Each of the consolidated balance sheets included in or incorporated by reference into the Schlumberger Reports (including the related notes and schedules) fairly presents, in all material respects, the consolidated financial position of Schlumberger and its Subsidiaries as of its date, and each of the consolidated statements of operations, cash flows and changes in stockholders’ equity included in or incorporated by reference into the Schlumberger Reports (including any related notes and schedules) fairly presents, in all material respects, the results of operations, cash flows or changes in stockholders’ equity, as the case may be, of Schlumberger and its Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to (i) such exceptions as may be permitted by Form 10-Q of the SEC and (ii) normal year-end audit adjustments which have not been and are not expected to be material), in each case in accordance with GAAP consistently applied during the periods involved, except as may be noted therein.

(c) There are no liabilities or obligations of Schlumberger or any of its Subsidiaries (whether accrued, absolute, contingent or otherwise and whether or not required to be disclosed) that would reasonably be required to be reflected on, or reserved against in, a balance sheet of Schlumberger or in the notes thereto prepared in accordance with GAAP, other than liabilities or obligations to the extent (i) (A) reflected or reserved against on the consolidated balance sheet of Schlumberger or (B) readily apparent in the notes thereto, in each case included in Schlumberger’s annual report on Form 10-K for the year ended December 31, 2009, (ii) liabilities or obligations incurred in the ordinary course of business since December 31, 2009 or (iii) liabilities or obligations which have not had and would not reasonably be expected to have, individually or in the aggregate, a Schlumberger Material Adverse Effect.

Section 6.7 Information Supplied.

(a) None of the information supplied or to be supplied by Schlumberger for inclusion or incorporation by reference in (i) the Form S-4 will, at the time the Form S-4 is filed with the SEC, at any time it is amended or supplemented or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the Proxy Statement/Prospectus will, on the date it is first mailed to Smith stockholders or at the time of the Smith Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) Notwithstanding the foregoing provisions of this Section 6.7, no representation or warranty is made by Schlumberger with respect to statements made or incorporated by reference in the Form S-4 or the Proxy Statement/Prospectus based on information supplied by Smith for inclusion or incorporation by reference therein.

Section 6.8 Litigation. There are no (a) civil, criminal or administrative actions, suits, claims, hearings, arbitrations, investigations or proceedings pending or, to the knowledge of Schlumberger, threatened against Schlumberger or any of its Subsidiaries or their respective assets, or any director, officer or employee of Schlumberger or any of its Subsidiaries or other affiliates, in each case, for whom Schlumberger or any of its Subsidiaries may be liable, or (b) litigations, arbitrations, investigations or other proceedings, or injunctions or final judgments relating thereto, pending or, to the knowledge of Schlumberger, threatened before any Governmental Entity or arbitrator against Schlumberger or any of its Subsidiaries or their respective assets, or any director, officer or employee of Schlumberger or any of its Subsidiaries or other affiliates, in each case, for whom Schlumberger or any of its Subsidiaries may be liable, except in the case of either clause (a) or (b), for those that would not, individually or in the aggregate, reasonably be expected to result in a Schlumberger Material Adverse Effect. None of Schlumberger or any of its Subsidiaries or their respective assets, or any director, officer or employee of Schlumberger or any of its Subsidiaries or other affiliates, in each case, for whom Schlumberger or any of its Subsidiaries may be liable, is a party to or subject to the provisions of any judgment, order, writ, injunction, decree or award of any Governmental Entity which would, individually or in the aggregate, reasonably be expected to result in a Schlumberger Material Adverse Effect. This section does not relate to export control or trade matters or the Foreign Corrupt Practices Act, which are the subjects of Sections 6.12 and 6.13, respectively.

Section 6.9 Absence of Certain Changes. Since December 31, 2009, there has not been any Schlumberger Material Adverse Effect or any event, occurrence, change, discovery or development of a state of circumstances or facts which would, individually or in the aggregate, reasonably be expected to result in a Schlumberger Material Adverse Effect.

Section 6.10 Smith Stock Ownership. Neither Schlumberger nor any of its Subsidiaries owns any shares of capital stock of Smith or any other securities convertible into or otherwise exercisable for shares of capital stock of Smith.

Section 6.11 No Vote Required. No vote of the holders of any class or series of Schlumberger capital stock is necessary in connection with the transactions contemplated by this Agreement.

Section 6.12 Export Controls and Trade Sanctions. Except for such matters as would not, individually or in the aggregate, reasonably be expected to result in a Schlumberger Material Adverse Effect:

(a) Schlumberger and its affiliates have complied with all statutory and regulatory requirements relating to export controls and trade sanctions under Applicable Laws, including the Export Administration Regulations (15 C.F.R. Parts 730 et seq.), the International Traffic in Arms Regulations (22 C.F.R. Parts 120-130), section 999 of the Code, the Trading with the Enemy Act of 1917 (50 U.S.C. §§ 1-44), the International Emergency Economic Powers Act (50 U.S.C. §§1701–1706), the Foreign Narcotics Kingpin Designation Act (21 U.S.C. 1901-1908, 8 U.S.C. 1182), and the regulations, rules, and executive orders administered by the U.S. Department of the Treasury, OFAC, the U.S. Nuclear Regulatory Commission and any similar rules or regulations of the European Union or other jurisdiction. To the knowledge of Schlumberger, neither Schlumberger, nor any of its affiliates, shareholders, directors, officers or employees have, directly or indirectly, engaged in any transaction or dealing in property or interests in property of, received from or made any contribution of funds, goods, or services to or for the benefit of, provided any payments or material assistance to, or otherwise engaged in or facilitated any transactions with a Prohibited Person.

(b) Schlumberger and its affiliates have developed and implemented an export control and trade sanctions compliance program which includes corporate policies and procedures designed to ensure compliance with Applicable Laws relating to export control and trade sanctions, including obtaining licenses or other authorizations as required for access by foreign nationals in the U.S. to controlled technology.

(c) No civil or criminal penalties have been imposed on Schlumberger or any of its affiliates with respect to violations of Applicable Laws relating to export control or trade sanctions, nor have any voluntary disclosures relating to export control and trade sanctions issues been submitted to the U.S. Government or any other Governmental Entity.

(d) To Schlumberger’s knowledge, Schlumberger and its affiliates have not been since January 1, 2006 and, to the knowledge of Schlumberger, are not now under any administrative, civil or criminal investigation or indictment involving alleged violations of any Applicable Laws relating to export controls or trade sanctions.

(e) Neither the U.S. Government nor any other Governmental Entity has notified Schlumberger or any of its affiliates in writing since January 1, 2006 of any actual or alleged violation or breach of any Applicable Laws relating to export controls or trade sanctions.

(f) To Schlumberger’s knowledge, none of Schlumberger or its affiliates has undergone or is undergoing any internal or external audit, review, inspection, investigation, survey or examination of records relating to Schlumberger’s or any of its affiliates’ export activity that would, individually or in the aggregate, reasonably be expected to affect adversely its future export activity.

Section 6.13 Foreign Corrupt Practices Act. Except for such matters as would not, individually or in the aggregate, reasonably be expected to result in a Schlumberger Material Adverse Effect:

(a) Schlumberger and its affiliates, directors, officers and employees have complied with the Foreign Corrupt Practices Act and any other applicable anticorruption or antibribery laws. Except for “facilitating payments” (as such term is defined in the Foreign Corrupt Practices Act and other Applicable Laws), neither Schlumberger nor any of its affiliates, directors, officers, employees, agents or other representatives acting on its behalf have directly or indirectly offered, paid, promised to pay or authorized the payment of anything of value, including but not limited to cash, checks, wire transfers, tangible and intangible gifts, favors and services, to a Foreign Government Official or any other person while knowing or having a reasonable belief that all or some portion would be used for the purpose of: (A) influencing any act or decision of a Foreign Government Official, including a decision to fail to perform official functions, (B) inducing any Foreign Government Official to do or omit to do any act in violation of the lawful duty of such official, or (C) inducing any Foreign Government Official to use influence with any government, department, agency or instrumentality in order to assist Schlumberger in obtaining or retaining business with, or directing business to any person or otherwise securing for any person an improper advantage.

(b) Schlumberger and its affiliates have developed and implemented a Foreign Corrupt Practices Act compliance program which includes corporate policies and procedures to ensure compliance with the Foreign Corrupt Practices Act and any other applicable anticorruption and antibribery laws.

(c) No civil or criminal penalties have been imposed on Schlumberger or any of its affiliates with respect to violations of the Foreign Corrupt Practices Act or any other applicable anticorruption or antibribery laws nor have any voluntary disclosures been submitted to the U.S. Government or any other Governmental Entity with respect to violations of the Foreign Corrupt Practices Act or any other applicable anticorruption or antibribery laws.

(d) To Schlumberger’s knowledge, Schlumberger and its affiliates have not been since January 1, 2006 and are not now under any administrative, civil or criminal investigation or indictment involving alleged violations of the Foreign Corrupt Practices Act or any other applicable anticorruption or antibribery laws. Neither Schlumberger nor any of its affiliates are participating in any investigation by a Governmental Entity relating to alleged violations by Schlumberger or its affiliates of the Foreign Corrupt Practices Act or any other applicable anticorruption or antibribery laws.

(e) The U.S. Government has not notified Schlumberger or any of its affiliates in writing since January 1, 2006 of any actual or alleged violation or breach of the Foreign Corrupt Practices Act or any other applicable anticorruption or antibribery law.

Section 6.14 Tax Treatment. Neither Schlumberger nor any of its affiliates has taken or agreed to take any action or knows of any fact that would (i) prevent or impede, or would reasonably be expected to prevent or impede, the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code, or (ii) cause the stockholders of Smith, other than any such stockholder that would be a “five-percent transferee shareholder” of Schlumberger (within the meaning of Treasury Regulation Section 1.367(a)-3(c)(5)(ii)) following the Merger, to recognize gain pursuant to Section 367(a) of the Code. Schlumberger will satisfy the “active trade or business test” (within the meaning of Treasury Regulation 1.367(a)-3(c)(3)) applicable with respect to the Merger.

Section 6.15 Status of Merger Sub. Merger Sub was formed solely for the purpose of participating in the Merger and has conducted no activities to date other than in connection with the Merger.

Section 6.16 Decrees, Etc. Except for such matters as have not had and would not reasonably be expected to have a Schlumberger Material Adverse Effect, (a) no order, writ, fine, injunction, decree, judgment, award or determination of any court or Governmental Entity or any arbitral or other dispute resolution body has been issued or entered against Schlumberger or any of its Subsidiaries that continues to be in effect that affects the ownership or operation of any of their respective assets or that involves an amount greater than $25 million and (b) since December 31, 2006, no criminal order, writ, fine, injunction, decree, judgment or determination of any Governmental Entity has been issued against Schlumberger or any of its Subsidiaries.

Section 6.17 Controls and Procedures.

(a) Since the enactment of the Sarbanes-Oxley Act, Schlumberger has been and is in compliance in all material respects with (i) the applicable provisions of the Sarbanes-Oxley Act and (ii) the applicable listing and corporate governance rules and regulations of the NYSE.

(b) Each of the principal executive officer and the principal financial officer of Schlumberger (or each former principal executive officer and former principal financial officer of Schlumberger, as applicable) has made all certifications required under Sections 302 and 906 of the Sarbanes-Oxley Act and the related rules and regulations promulgated thereunder and under the Exchange Act with respect to the Schlumberger Reports. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

(c) Schlumberger has (i) designed and maintained disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act) as required by Rule 13a-15 under the Exchange Act, and (ii) disclosed, based on its most recent evaluation and knowledge, to its auditors and the audit committee of the Schlumberger Board (A) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting which could adversely affect its ability to record, process, summarize and report financial data and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in its internal controls over financial reporting.

(d) Schlumberger has designed and maintains a system of internal controls over financial reporting (as defined in Rule 13a-15(f) and 15d-15(f) under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. Schlumberger’s management, with the participation of Schlumberger’s principal executive and financial officers, has completed an assessment of the effectiveness of Schlumberger’s internal controls over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the year ended December 31, 2009, and such assessment concluded that such internal controls were effective using the framework specified in Schlumberger’s annual report on Form 10-K for the year ended December 31, 2009. To the knowledge of Schlumberger, there is no reason to believe that its auditors and its principal executive officer and principal financial officer will not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act, without qualification, when next due.

(e) No personal loan or other extension of credit by Schlumberger to any of its or their executive officers or directors has been made or modified (other than as permitted by Section 13 of the Exchange Act and Section 402 of the Sarbanes-Oxley Act) since July 30, 2002.

ARTICLE 7

COVENANTS

Section 7.1 Conduct of Business.

(a) Smith covenants and agrees as to itself and its Subsidiaries that, after the date hereof and prior to the Effective Time, unless Schlumberger shall otherwise approve in writing (such approval not to be unreasonably withheld, conditioned or delayed), and except as otherwise expressly contemplated by this Agreement or as required by Applicable Law, the business of Smith and its Subsidiaries shall be conducted in the ordinary course of business and, to the extent consistent therewith, Smith and its Subsidiaries shall use their respective reasonable best efforts to preserve their business organizations intact, maintain existing relations and goodwill with Governmental Entities, customers, suppliers, distributors, creditors, lessors, employees and business associates and keep available the services of the present employees and agents of Smith and its Subsidiaries; provided that no action by Smith or its Subsidiaries with respect to matters specifically addressed by Section 7.1(b) shall be deemed to be a breach of this sentence unless such action would constitute a breach of Section 7.1(b).

(b) From the date of this Agreement until the Effective Time, except (A) as otherwise expressly contemplated by this Agreement, (B) as Schlumberger may approve in writing (such approval not to be unreasonably withheld, conditioned or delayed), (C) as set forth in Section 7.1 of the Smith Disclosure Letter, or (D) as required by Applicable Law, Smith will not and will not permit any of its Subsidiaries to:

(i) adopt any change in, or waive any provision of, its certificate of incorporation or bylaws or other applicable governing instruments, or adopt any change in, or waive any provision of, the Rights Agreement;

(ii) merge or consolidate Smith or any of its Subsidiaries with any other person, except as permitted under Section 7.1(b)(viii) and except for any such transactions among wholly owned Subsidiaries of Smith that are not obligors or guarantors of third-party indebtedness;

(iii) (1) authorize for issuance, issue or sell, pledge, dispose of or subject to any Lien or agree or commit to any of the foregoing in respect of, any shares of beneficial interest or shares of any class of capital stock or other equity interest of Smith or any Subsidiary or any options, warrants, convertible securities, stock appreciation rights, performance units, bonus stock, “phantom” stock rights, redemption rights, repurchase rights, agreements, arrangements, calls, commitments or other rights of any kind to acquire any such shares or any other equity interest, of Smith or any Subsidiary, other than issuances of shares of Smith Common Stock upon exercise of Smith Options outstanding on the date of this Agreement and except as permitted under Section 7.1(b)(iv); or (2) repurchase, redeem or otherwise acquire any securities or equity equivalents except in the ordinary course of business in connection with (x) the cashless exercise of Smith Options in accordance with the Smith Stock Plans, (y) the settlement of Smith Stock Incentive Awards or Smith Options, in each case, in order to satisfy withholding or exercise price obligations in accordance with the Smith Stock Plans, or (z) equity compensation grants permitted by Section 7.1(b)(iv);

(iv) except to the extent required under any Smith Benefit Plan as in effect on the date of this Agreement or as required by Applicable Law, (1) increase the compensation (including bonus opportunities) or fringe benefits of any of its directors, executive officers or employees (except in the ordinary course of business consistent with past practice with employees who are not parties to a change in control agreement, it being understood that this clause does not limit payment of annual bonuses or grants of equity compensation awards in the ordinary course of business to employees who are party to a change of control agreement), (2) grant any severance or termination pay, other than nominal severance to terminated employees, except in the ordinary course of business consistent with past practice, (3) make any new equity awards to any director, officer or employee, except in the ordinary course of business consistent with past practice, which equity awards (x) shall provide that the consummation of the transactions contemplated by this Agreement will not result in a change-in-control acceleration (but, except as set forth on Schedule 7.1(b)(iv)(3) of the Smith Disclosure Letter, may provide for an acceleration of vesting upon a severance-qualifying termination of employment subsequent to such consummation but prior to the applicable vesting date, and may, in the case of awards with performance vesting conditions, provide for a conversion upon such consummation solely into time-vesting at the target level) and (y) shall not be made in the form of shares of restricted Smith Common Stock, (4) enter into or amend any employment, consulting, change-in-control or severance agreement or arrangement with any of its present, former or future directors, executive officers, or employees, except as necessary to effectuate the provisions of this Agreement or, except with respect to employees party to a change of control agreement or their direct reports, in the ordinary course of business (5) establish, adopt, enter into, freeze or amend in any material respect or terminate any Smith Benefit Plan or take any action to accelerate entitlement to benefits under any Smith Benefit Plan, in each such case, except as otherwise permitted pursuant to clauses (1), (2), (3) or (4) of this paragraph or as necessary to effectuate the provisions of this Agreement, provided that in no event may any tax gross-up or tax reimbursement feature be granted or made more favorable to any individual, (6) make any contribution to any Smith Benefit Plan, other than contributions required by Applicable Law or in the ordinary course of business consistent with past practice, (7) pay, accrue or certify performance level achievements at levels in excess of actually achieved performance in respect of any component of an incentive-based award, or amend or waive any performance or vesting criteria or accelerate vesting, exercisability, distribution, settlement or funding under any Smith Benefit Plan, except as required by the terms of the Smith Benefit Plans as in effect on the date hereof or as necessary to effectuate the provisions of this Agreement, (8) take any action with respect to salary, compensation, benefits or other terms and conditions of employment that would result in the holder of a change-in-control agreement having “good reason” to terminate employment and collect severance payments and benefits pursuant to such agreement, (9) terminate the employment of any holder of a change-in-control agreement other than for “cause” (within the meaning of such agreement); and (10) execute or amend any collective bargaining agreement with any labor organization except in the ordinary course of business;

(v) declare, set aside, make or pay any dividend or other distribution or payment (whether in cash, equity interests or property or any combination thereof) with respect to any shares of beneficial interest or shares of any class of capital stock or other equity interests of Smith or any of its Subsidiaries, except for (1) dividends by any direct or indirect Subsidiary only to Smith or any wholly owned Subsidiary of Smith in the ordinary course of business consistent with past practice, (2) pro rata dividends by any Subsidiary of Smith included in the Joint Venture, or (3) regular quarterly dividends on shares of Smith Common Stock (but not to exceed $0.12 per share for each regular quarterly dividend) with declaration, record and payment dates reasonably consistent with Smith’s past practice for the comparable quarter, it being agreed that declarations of dividends between the date hereof and the consummation of the Merger will provide that such dividend is not payable if the Merger is consummated prior to the relevant record date, (4) dividends or distributions required under the applicable organizational documents of such entity in effect on the date of this Agreement, or (5) dividends or distributions consistent with past practice with respect to the Subsidiaries that are listed in Section 7.1(b)(v) of the Smith Disclosure Letter;

(vi) redeem, purchase or otherwise acquire, directly or indirectly, any of Smith’s or any of its Subsidiaries’ capital stock, or make any commitment for any such action other than pursuant to the Smith Stock Plans and the expiration of Smith Rights as contemplated by Section 7.14 and other than transactions between Smith and its wholly-owned Subsidiaries and transactions among Smith’s wholly-owned Subsidiaries;

(vii) sell, lease, license, subject to a Lien, encumber (including by the grant of any option thereon) or otherwise surrender, relinquish or dispose of any of the assets or properties of Smith or its Subsidiaries (including capital stock of Subsidiaries), except for (1) sales, leases, licenses or other dispositions of assets or properties with a fair market value not in excess of $10 million in respect of any one asset or property and not in excess of $50 million in the aggregate in 2010 and $25 million in the aggregate in 2011, (2) sales of surplus or obsolete equipment, (3) sales, leases, licenses or other transfers between Smith and its wholly owned Subsidiaries or between those Subsidiaries, or (4) sales of inventory, products and services and recognition of “lost-in-hole” products in the ordinary course of business consistent with past practice;

(viii) acquire or agree to acquire by merging or consolidating with, or by purchasing an equity interest in or a substantial portion of the assets or properties of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, in each case (1) for consideration in excess of $30 million in respect of any one acquisition or for aggregate consideration for all such acquisitions in excess of $100 million in 2010 and $30 million in the aggregate in 2011 or (2) where a filing under the HSR Act or any non-U.S. competition, antitrust or premerger notification laws is required;

(ix) enter into any joint venture, partnership or other similar arrangement or make any loan, capital contribution or advance to or investment in any other person (other than Smith or any wholly owned Subsidiary of Smith) other than in the ordinary course of business consistent with past practice in an amount not exceeding $20 million individually or $50 million in the aggregate in 2010 and $15 million in the aggregate in 2011;

(x) sell, transfer or license to any person, covenant not to sue regarding, or adversely amend or modify any rights (1) to any material Intellectual Property Rights of Smith or any of its Subsidiaries or (2) distribute, license or co-promote products or services (including products or services under development) of Smith or any of its Subsidiaries or products or services (including products or services under development) licensed by Smith or any of its Subsidiaries;

(xi) make any changes with respect to financial accounting policies or procedures, except as required by changes in GAAP or by Applicable Law;

(xii) except to the extent required by Applicable Law, (A) make or rescind any election relating to Taxes, including elections for any and all joint ventures, partnerships, limited liability companies, working interests or other investments where it has the capacity to make such binding election, (B) settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy (including by entering into any closing agreement) (each, a “Proceeding”), relating to Taxes for an amount that exceeds the amount reserved, in accordance with GAAP, with respect thereto, (C) change any of its methods of reporting any item for Tax purposes from those employed in the preparation of its tax returns for the most recent taxable year for which a return has been filed, (D) change any annual tax accounting period, (E) surrender any right to claim any Tax refund, or (F) file any amended tax return, in each case of clauses (A) through (F), if such action would have an adverse effect on Smith and its Subsidiaries that is material;

(xiii) settle or compromise any Proceeding, enter into any consent, decree, injunction or similar restraint or form of equitable relief in settlement of any material Proceeding or waive, release or assign any rights or claims for amounts (net of any reasonably expected insurance or indemnification proceeds) greater than $5 million individually or $25 million in the aggregate in 2010 and $12.5 million in the aggregate in 2011;

(xiv) create, incur or assume any Debt or guarantee any Debt of another person, issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities of Smith or any of its Subsidiaries, guarantee any debt securities of another person, enter into any “keep well” or other Contract to maintain any financial condition of another person or enter into any arrangement having the economic effect of any of the foregoing, except (1) indebtedness for borrowed money incurred under Smith’s existing credit facility, working capital facilities, or other existing similar lines of credit in the ordinary course of business, (2) other Debt not to exceed $50 million in the aggregate in 2010 and $25 million in the aggregate in 2011, and (3) intercompany Debt among Smith and its Subsidiaries in the ordinary course of business consistent with past practice;

(xv) repurchase, repay, defease or pre-pay any Debt, except (1) repayments in the ordinary course of business, (2) repayments of mortgage indebtedness secured by one or more real property assets of Smith or any of its Subsidiaries in accordance with their terms, as such loans become due and payable or payment of Debt in accordance with its terms or (3) repayments of indebtedness by a Subsidiary of Smith to Smith or its wholly-owned Subsidiaries; or (except with respect any Proceeding) pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, contingent or otherwise), except in the ordinary course of business consistent with past practice;

(xvi) mortgage or pledge, or suffer to exist any Liens (other than Permitted Liens) on, any material asset or property, other than sales of assets or properties, and at or above the price, identified in Section 7.1(b)(xvi) of the Smith Disclosure Letter;

(xvii) except for capital expenditures for items and in the amounts (other than immaterial changes) set forth in the capital budget included in Section 7.1(b)(xvii) of the Smith Disclosure Letter, make, authorize or enter into any commitment for any capital expenditures in excess of $25 million in the aggregate in 2010 and $12.5 million in the aggregate in 2011;

(xviii) other than in the ordinary course of business consistent with past practice, (1) modify, amend or terminate or waive any rights under any Material Contract, (2) enter into any successor agreement to an expiring Material Contract that changes the terms of the expiring Material Contract in a way that is materially adverse to Smith and its Subsidiaries or (3) enter into any new agreement that would have been a contract specified in paragraphs (vi), (vii), (ix) (unless permitted by Section 7.1(b)(xiv) or by Section 7.1(b)(xvi)) or (x) of Section 5.21 if it were entered into at or prior to the date hereof;

(xix) enter into, renew or extend any agreements or arrangements that limit or otherwise restrict Smith or any of its Subsidiaries or any of their respective affiliates or any successor thereto, or that would reasonably be expected to, after the Effective Time, limit or restrict Schlumberger or any of its affiliates (including the Surviving Entity) or any successor thereto, from engaging or competing in any line of business or in any geographic area during any period;

(xx) adopt or implement a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of Smith or any of its Subsidiaries;

(xxi) (1) adjust, reclassify, split, combine, subdivide or repurchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock or other equity interest of Smith or any of its Subsidiaries or securities convertible or exchangeable into or exercisable for any shares of capital stock or other equity interest of Smith or any of its Subsidiaries (except for any adjustment, reclassifications, stock splits, repurchases, redemptions or other acquisitions by Smith or any of its wholly owned Subsidiaries of capital stock or equity interests of wholly owned Subsidiaries of Smith), or (2) purchase or otherwise acquire, directly or indirectly, any of the capital stock of Schlumberger or securities convertible or exchangeable into or exercisable for any shares of capital stock of Schlumberger;

(xxii) release or permit the release of any person from, waive or permit the waiver of any right under, fail to enforce any provision of, or grant any consent or make any election under, any confidentiality, “standstill” or similar agreement to which Smith or any of its Subsidiaries is a party or take any action to exempt any person other than Merger Sub and its affiliates from the restrictions on “business combinations” contained in Section 203 of the DGCL or the effects set forth in the Rights Agreement;

(xxiii) take any action that would, or would reasonably be expected to, (1) result in the failure of a condition set forth in Section 8.1 or Section 8.3, or (2) prevent, materially delay or materially impede the consummation of the Merger and the other transactions contemplated by this Agreement;

(xxiv) take any action that would reasonably be expected to delay materially or adversely affect the ability of any of the parties hereto to obtain any consent, authorization, order or approval of any Governmental Entity or the expiration of any waiting period under applicable antitrust laws required to consummate the transactions contemplated by this Agreement; or

(xxv) agree or commit to do any of the foregoing.

(c) From the date of this Agreement until the Effective Time, except (A) as otherwise expressly contemplated by this Agreement, (B) as Smith may approve in writing (such approval not to be unreasonably withheld, conditioned or delayed), (C) as set forth in Section 7.1 of the Schlumberger Disclosure Letter, or (D) as required by Applicable Law, Schlumberger and Merger Sub will not and will not permit any of their respective Subsidiaries to:

(i) adopt or propose any change in, or waive any provision of, Schlumberger’s articles of incorporation or bylaws or other applicable governing instruments, except for such changes or waivers as would not disproportionately adversely affect a holder of Smith Common Stock relative to a holder of Schlumberger Common Stock or delay or impede the Merger or the other transactions contemplated by this Agreement;

(ii) acquire or agree to acquire by merging or consolidating with, or by purchasing an equity interest in or a substantial portion of the assets or properties of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, in each case where a filing under the HSR Act or any non-U.S. competition, antitrust or premerger notification laws is required and would reasonably be expected to prevent or materially delay the consummation of the Merger by the Termination Date;

(iii) except in each case as would not disproportionately adversely affect a holder of Smith Common Stock relative to a holder of Schlumberger Common Stock or delay or impede the Merger or the other transactions contemplated by this Agreement, adjust, reclassify, split, combine, subdivide or redeem, directly or indirectly, any shares of capital stock or other equity interest of Schlumberger or securities convertible or exchangeable into or exercisable for any shares of capital stock or other equity interest of Schlumberger, or adopt or implement a plan of complete or partial liquidation, dissolutions, restructuring, recapitalization or other reorganization of Schlumberger;

(iv) declare, set aside, make or pay any dividend or other distribution or payment (whether in cash, equity interests or property or any combination thereof) with respect to shares of Schlumberger Common Stock, except for (1) regular quarterly dividends on shares of Schlumberger’s Common Stock with declaration, record and payment dates reasonably consistent with Schlumberger’s past practice for the comparable quarter or (2) dividends of equity interests or property for which an adjustment to the Exchange Ratio has been effected pursuant to Section 4.3;

(v) take any action that would, or would reasonably be expected to, (A) result in the failure of any condition set forth in Article 8, or (B) prevent, materially delay or materially impede the consummation of the Merger and the other transactions contemplated by this Agreement;

(vi) take any action that would reasonably be expected to delay materially or adversely affect the ability of any of the parties hereto to obtain any consent, authorization, order or approval of any Governmental Entity or the expiration of any waiting period under applicable antitrust laws required to consummate the transactions contemplated by this Agreement; or

(vii) agree or commit to do any of the foregoing.

Section 7.2 Smith Stockholders Meeting. As promptly as reasonably practicable after the registration statement on Form S-4 to be filed with the SEC by Schlumberger in connection with the issuance of shares of Schlumberger Common Stock in the Merger (with any amendments or supplements thereto, the “Form S-4”) is declared effective under the Securities Act, Smith shall (i) duly call and give notice of a meeting of its stockholders (the “Smith Stockholders Meeting”) for the purpose of obtaining the Smith Stockholder Approval, (ii) use its reasonable best efforts to cause the proxy materials to be included in and constituting part of the Form S-4 (with any amendments or supplements thereto, the “Proxy Statement/Prospectus”) to be mailed to Smith’s stockholders as soon as practicable after the Form S-4 is declared effective under the Securities Act, (iii) include the Smith Recommendation in the Proxy Statement/Prospectus; provided, however, that the Smith Board shall not be required to make such Smith Recommendation to the extent that the Smith Board has complied with the requirements of Section 7.3(b), and (iv) convene and hold the Smith Stockholders Meeting for the purpose of obtaining the Smith Stockholder Approval. Smith shall otherwise coordinate and cooperate with Schlumberger and its affiliates with respect to the timing of the Smith Stockholders Meeting and will otherwise comply with all legal requirements applicable to the Smith Stockholders Meeting.

Section 7.3 No Solicitation.

(a) Smith shall not, and shall cause its Subsidiaries not to, and shall direct and use its reasonable best efforts to cause its and its Subsidiaries’ respective officers, directors, employees, investment bankers, consultants, attorneys, accountants, advisors, agents and other representatives (with respect to any person, the foregoing persons are referred to herein as such person’s “Representatives”) not to, directly or indirectly, (i) take any action to solicit, initiate, knowingly encourage or knowingly facilitate the making, submission or announcement of any Acquisition Proposal (including by amending, or granting any waiver under, the Rights Agreement, as applicable) or any inquiry with respect thereto, or engage in, continue or otherwise participate in discussions or negotiations with any person with respect thereto (except to notify such person of the existence of the provisions of this Section 7.3), (ii) furnish any nonpublic information or afford access to properties, books or records to any person that has made or, to the knowledge of Smith, is considering making, any Acquisition Proposal, (iii) approve or recommend, or propose to approve or recommend, or execute or enter into any letter of intent, agreement in principle, merger agreement, stock purchase agreement, asset purchase agreement or stock exchange, or option agreement, relating to an Acquisition Proposal (other than confidentiality agreements contemplated by this Section 7.3), or (iv) propose publicly or agree to do any of the foregoing.

Notwithstanding the foregoing, prior to (but not after) the date of the Smith Stockholder Approval, Smith may, directly or indirectly through its Representatives (A) furnish information and access, but only in response to a written request for information or access, to any person making an Acquisition Proposal to the Smith Board after the date hereof which was not solicited, initiated, knowingly encouraged or knowingly facilitated by Smith or any of its affiliates or any Representative of Smith or any of its Subsidiaries on or after the date hereof and (B) may participate in discussions and negotiate with such person concerning any such unsolicited Acquisition Proposal, if and only if, in any such case set forth in clause (A) or (B) of this sentence, (i) Smith has not breached this Section 7.3(a) in any material respect with respect to such Acquisition Proposal, (ii) the Smith Board concludes in good faith, after receipt of the advice of a financial advisor of nationally recognized reputation, that such Acquisition Proposal is reasonably likely to result in a Superior Proposal, and (iii) Smith receives from the person making such an Acquisition Proposal an executed confidentiality agreement the material terms of which, as they relate to confidentiality, are (without regard to the terms of such Acquisition Proposal) in all material respects (x) no less favorable to Smith and (y) no less restrictive to the person making such Acquisition Proposal than those contained in the Confidentiality Agreement dated April 14, 2009 between Schlumberger and Smith (the “Confidentiality Agreement”) and any information provided to such person has previously been provided to Schlumberger or is provided to Schlumberger concurrently with its provision to such person.

(b) Except as expressly permitted by this Section 7.3(b), the Smith Board shall recommend approval and adoption of this Agreement and the Merger by Smith’s stockholders, and unless permitted by this Section 7.3(b), neither the Smith Board nor any committee thereof shall (i) fail to make, withdraw, modify or qualify, or propose publicly to withhold, withdraw, modify or qualify, in any manner adverse to Schlumberger or its affiliates, the approval of this Agreement, the Merger or the Smith Recommendation, except for notice provided to Schlumberger with respect to such Acquisition Proposal and Smith’s views thereof prior to any definitive Change in Recommendation (any of the foregoing, a “Change in Recommendation”) or (ii) approve, endorse or recommend, or propose publicly to approve, endorse or recommend, any Acquisition Proposal. For purposes of this Agreement, a Change in Recommendation shall include any approval, endorsement or recommendation (or public proposal to approve, endorse or recommend), by the Smith Board or any committee thereof of an Acquisition Proposal, but shall not include any notice provided to Schlumberger with respect to such Acquisition Proposal and Smith’s views thereof prior to any definitive Change in Recommendation.

Notwithstanding the foregoing, the Smith Board shall be permitted not to recommend to Smith’s stockholders that they give the Smith Stockholder Approval, to withhold, withdraw, modify or qualify, or propose to publicly withhold, withdraw, modify or qualify, in a manner adverse to Schlumberger or its affiliates the Smith Recommendation, or to approve, endorse or recommend, or propose publicly to approve, endorse or recommend, any Acquisition Proposal, only if and to the extent that all of the following conditions are met: (i) the Smith Stockholder Approval has not been obtained; (ii) the Smith Board determines in good faith, after consulting with outside legal counsel, that failure to so withhold, withdraw, modify or qualify the Smith Recommendation would be inconsistent with the directors’ exercise of their fiduciary duties to stockholders under Applicable Law; and (iii) before taking any such action, Smith promptly gives Schlumberger three business days written notice advising Schlumberger of the decision of the Smith Board to take such action provided, however, that notwithstanding any Change in Recommendation, unless this Agreement is terminated in accordance with the terms hereof, Smith shall nevertheless submit this Agreement and the Merger to the stockholders of Smith for the purpose of obtaining the Smith Stockholder Approval at the Smith Stockholders Meeting and nothing contained herein shall be deemed to relieve Smith of such obligation, unless Schlumberger otherwise directs Smith in writing or this Agreement shall have been terminated in accordance with its terms prior to the Smith Stockholders Meeting. In addition, notwithstanding the foregoing, Smith may terminate this Agreement, upon payment of the Smith Termination Fee in accordance with Section 9.5(a), in order to enter into any agreement, understanding or arrangement providing for an Acquisition Proposal if all of the following conditions are met: (x) the Smith Stockholder Approval has not been obtained, (y) Smith gives Schlumberger written notice at least three business days prior to taking such action, which notice advises Schlumberger of the intention of the Smith Board to take such action and such notice specifies the material terms and conditions of such Acquisition Proposal and identifies the person making such Acquisition Proposal (provided that if there are any subsequent changes in the financial terms of such proposal, Smith will not take any such action prior to the second business day following a subsequent notice to Schlumberger of such changes) (it being understood that there may be multiple extensions); and (z) the Smith Board determines in good faith that such Acquisition Proposal constitutes a Superior Proposal and does not revoke such determination notwithstanding any revisions to the terms of the Merger or this Agreement proposed by Schlumberger after being notified pursuant to clause (y).

(c) In the event Smith receives an Acquisition Proposal, or any request for nonpublic information relating to Smith or any Subsidiary of Smith or for access to the properties, books or records of Smith or any Subsidiary of Smith by any person that has made or, to the knowledge of Smith, would reasonably be expected to make, an Acquisition Proposal, Smith will (i) as promptly as practicable (and in no event later than 24 hours after receipt of any Acquisition Proposal or request) notify (which notice shall be provided orally and confirmed in writing and shall identify the person making such Acquisition Proposal or request and set forth the material terms thereof, to the extent known) Schlumberger thereof and (ii) will keep Schlumberger reasonably and promptly informed of the status and material terms of (including with respect to changes to the status or material terms of) any such Acquisition Proposal or request.

(d) Subject to Schlumberger’s rights under Article 9, nothing in this Section 7.3 shall prohibit the Smith Board from taking and disclosing to Smith’s stockholders a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act, or other Applicable Law, if the Smith Board, after consultation with outside legal counsel, determines in good faith that the failure to so disclose such position would reasonably be expected to be inconsistent with the directors’ exercise of their fiduciary obligations to Smith’s stockholders under Applicable Law; provided, however, that any such disclosure that relates to an Acquisition Proposal shall be deemed to be a Change in Recommendation unless the Smith Board reaffirms the Smith Recommendation in such disclosure.

(e) Smith (i) shall, and shall cause its Subsidiaries to, immediately cease and cause to be terminated and shall use reasonable best efforts to cause its and their Representatives to, immediately cease and cause to be terminated, all discussions and negotiations, if any, that have taken place prior to the date hereof with any persons with respect to any Acquisition Proposal and (ii) shall promptly request each person, if any, that has executed a confidentiality agreement within the 12 months prior to the date hereof in connection with its consideration of any Acquisition Proposal to return or destroy all confidential information heretofore furnished to such person by or on behalf of it or any of its Subsidiaries.

(f) For purposes of this Agreement:

“Acquisition Proposal” means any bona fide written offer or proposal for, or any bona fide written indication of interest in, any (i) direct or indirect acquisition or purchase of any business or assets of Smith or any of its Subsidiaries that, individually or in the aggregate, constitutes 20% or more of the net revenues, net income or assets of Smith and its Subsidiaries, taken as a whole, (ii) direct or indirect acquisition or purchase of 20% or more of any class of equity securities of Smith, (iii) tender offer or exchange offer that, if consummated, would result in any person beneficially owning 20% or more of any class of equity securities of Smith, (iv) merger, consolidation, business combination, joint venture, partnership, recapitalization, liquidation, dissolution or similar transaction involving Smith or any of its Subsidiaries whose business constitutes 20% or more of the net revenue, net income or assets of Smith and its Subsidiaries, taken as a whole, or (v) the declaration or payment of an extraordinary dividend (whether in cash or in property) by Smith, other than the transactions contemplated by this Agreement.

“Superior Proposal” means any bona fide written Acquisition Proposal for or in respect of at least a majority of the outstanding shares of Smith Common Stock or all or substantially all of Smith’s and its Subsidiaries’ assets (A) on terms that the Smith Board determines in its good faith judgment (after consultation with a financial advisor of nationally recognized reputation) are more favorable to Smith and its stockholders than the Merger and the other transactions contemplated hereby and (B) that constitutes a transaction that is reasonably likely to be consummated on the terms so proposed, taking into account all legal, financial, regulatory and other aspects of such proposal.

(g) Smith agrees that it will take the necessary steps promptly to inform its Subsidiaries and its officers, directors, investment bankers, consultants, attorneys, accountants, agents and other representatives of the obligations undertaken in this Section 7.3.

Section 7.4 Reasonable Best Efforts. Subject to Section 7.2 and Section 7.6, each of the parties hereto shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable under Applicable Law to consummate and make effective the Merger and the other transactions contemplated by this Agreement as promptly as practicable, including (i) the obtaining of all necessary actions or nonactions, waivers, authorizations, expirations or terminations of waiting periods, clearances, consents and approvals from Governmental Entities and the making of all necessary registrations and filings and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity, (ii) the obtaining of all necessary consents, approvals or waivers from third parties, (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated by this Agreement, (iv) the delivery of an officer’s certificate to tax counsel setting forth facts which, in the case of a certificate provided by an officer of Smith, relate to Smith and its Subsidiaries, and, in the case of a certificate provided by an officer of Schlumberger, relate to Schlumberger and its Subsidiaries, and which are relevant to any tax opinion that may be reasonably required in connection with the filing of the Form S-4 or the delivery of the legal opinions described in Sections 8.2(c) and 8.3(b), and (v) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by this Agreement.

Section 7.5 Preparation of Proxy Statement/Prospectus.

(a) As promptly as reasonably practicable following the date hereof, Schlumberger and Smith shall prepare and file with the SEC the Proxy Statement/Prospectus, and Schlumberger shall prepare and file the Form S-4. The Proxy Statement/Prospectus will be included in and will constitute a part of the Form S-4 as Schlumberger’s prospectus. The Form S-4 and the Proxy Statement/Prospectus shall comply as to form in all material respects with the applicable provisions of the Securities Act and the Exchange Act and the rules and regulations thereunder.

(b) Each of Schlumberger and Smith shall use reasonable best efforts to have the Form S-4 declared effective by the SEC as promptly as practicable after the date hereof and to keep the Form S-4 effective as long as is necessary to consummate the Merger and the other transactions contemplated thereby.

(c) Schlumberger and Smith shall, as promptly as practicable after receipt thereof, provide the other party copies of any written comments, and advise the other party of any oral comments, received from the SEC with respect to the Proxy Statement/Prospectus. Schlumberger shall provide Smith with a reasonable opportunity to review and comment on any amendment or supplement to the Form S-4 and any communications prior to filing such with the SEC, and will promptly provide Smith with a copy of all such filings and communications made with the SEC.

(d) Schlumberger shall take any action (other than qualifying to do business in any jurisdiction in which it is not now so qualified or to file a general consent to service of process) required to be taken under any applicable state securities laws in connection with the issuance of Schlumberger Common Stock in connection with the Merger, and Smith shall furnish all information concerning Smith and the holders of Smith Common Stock as may be reasonably requested in connection with any such action. Each party shall advise the other party, promptly after it receives notice thereof, of the time when the Form S-4 has become effective, the issuance of any stop order, the suspension of the qualification of the Schlumberger Common Stock issuable in connection with the Merger for offering or sale in any jurisdiction, or any request by the SEC for amendment of the Proxy Statement/Prospectus or the Form S-4.

(e) If at any time prior to the Effective Time any information relating to Schlumberger or Smith, or any of their respective affiliates, officers or directors, should be discovered by Schlumberger or Smith which should be set forth in an amendment or supplement to any of the Form S-4 or the Proxy Statement/Prospectus so that any of such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other party hereto and, to the extent required by law, rules or regulations, an appropriate amendment or supplement describing such information shall be filed promptly with the SEC and disseminated to the stockholders of Smith.

Section 7.6 Filings, Etc.

(a) Subject to the terms and conditions set forth in this Agreement, each of the parties hereto shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable under

Applicable Law to consummate and make effective the Merger and the other transactions contemplated by this Agreement as promptly as practicable, including (i) the obtaining of all necessary actions or nonactions, waivers, authorizations, expirations or terminations of waiting periods, clearances, consents and approvals from Governmental Entities and the making of all necessary registrations and filings and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity, (ii) the obtaining of all necessary consents, approvals or waivers from third parties, (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated by this Agreement and (iv) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by this Agreement.

(b) Subject to Section 7.6(c) and the other terms and conditions herein provided and without limiting the foregoing, Smith and Schlumberger shall (and shall cause their respective Subsidiaries to):

(i) make their respective required filings (and filings considered by Schlumberger to be advisable) under the HSR Act, the EC Merger Regulation and any other Regulatory Laws (and shall share equally all filing fees incident thereto), which filings shall be made promptly, but in no event later than 10 days after the date hereof with respect to the filing under the HSR Act, and thereafter shall promptly make any other required submissions under the HSR Act or other such laws;

(ii) use their reasonable best efforts to cooperate with one another in (A) determining which filings are required (or considered by Schlumberger to be advisable) to be made prior to the Effective Time with, and which consents, approvals, permits or authorizations are required to be obtained prior to the Effective Time from, Governmental Entities in connection with the execution and delivery of this Agreement, and the consummation of the Merger and the other transactions contemplated hereby and (B) timely making all such filings;

(iii) promptly notify each other of any communication concerning this Agreement, the Merger or the other transactions contemplated by this Agreement to that party from any Governmental Entity and consult with and permit the other party to review in advance any proposed communication concerning this Agreement, the Merger or the other transactions contemplated by this Agreement to any Governmental Entity;

(iv) not agree to participate in any meeting or substantive discussion (including, without limitation, any discussion relating to the antitrust merits, any potential remedies, commitments or undertakings, the timing of any waivers, consents, approvals, permits, orders or authorizations, and any agreement regarding the timing of consummation of the Merger) with any Governmental Entity relating to any filings or investigation concerning this Agreement, the Merger or the other transactions contemplated by this Agreement unless it consults with the other party and its representatives in advance and invites the other party’s representatives to attend unless the Governmental Entity prohibits such attendance;

(v) promptly furnish the other party, subject in appropriate cases to appropriate confidentiality agreements to limit disclosure to outside lawyers and consultants, with draft copies prior to submission to a Governmental Entity, with reasonable time and opportunity to comment, of all correspondence, filings and communications (and memoranda setting forth the substance thereof) that they, their affiliates or their respective representatives intend to submit to any Governmental Entity, it being understood that correspondence, filings and communications received from any Governmental Entity shall be immediately provided to the other party upon receipt;

(vi) promptly furnish the other party, subject in appropriate cases to appropriate confidentiality agreements to limit disclosure to outside lawyers and consultants, with such necessary information and reasonable assistance as such other party and its affiliates may reasonably request in connection with their preparation of necessary filings, registrations or submissions of information to any Governmental Entity, including, without limitation, any filings necessary or appropriate under the provisions of Regulatory Laws; and

(vii) deliver to the other party’s outside counsel complete copies of all documents furnished to any Governmental Entity as part of any filing.

(c) Schlumberger shall be entitled to direct the antitrust defense of the transaction contemplated by this Agreement in any investigation or litigation by, or negotiations with, any Governmental Entity or other person relating to the Merger or regulatory filings under applicable Regulatory Law, subject to the provisions of Section 7.6(a), Section 7.6(b), Section 7.6(d) and Section 7.6(e). Smith shall not make any offer, acceptance or counter-offer to or otherwise engage in negotiations or discussions with any Governmental Entity with respect to any proposed settlement, consent decree, commitment or remedy, or, in the event of litigation, discovery, admissibility of evidence, timing or scheduling, except as specifically requested by or agreed with Schlumberger. Smith shall use its reasonable best efforts to provide full and effective support of Schlumberger in all material respects in all such negotiations and discussions to the extent requested by Schlumberger.

(d) Without limiting the foregoing, Schlumberger and Merger Sub shall take all such action as may be necessary to resolve such objections, if any, that the United States Federal Trade Commission, the Antitrust Division of the United States Department of Justice, the European Commission, state antitrust enforcement authorities or competition authorities of any other nation or other jurisdiction, or any other person, may assert under Regulatory Laws with respect to the transactions contemplated hereby, and to avoid or eliminate, and minimize the impact of, each and every impediment under Regulatory Laws that may be asserted by any Governmental Entity with respect to the Merger so as to enable the Closing to occur as soon as reasonably possible (and in any event no later than the Termination Date); provided, however, that nothing contained in this Agreement requires Schlumberger, Merger Sub or Smith to take, or cause to be taken, any action with respect to any of the assets, businesses or product lines of Smith or any of its Subsidiaries, or of Schlumberger or any of its Subsidiaries (including the Surviving Entity), or any combination thereof, if such action would exceed the Detriment Limit. For purposes of this Agreement, the “Detriment Limit” would be exceeded if the assets, businesses or product lines required to be divested or held separate in order to obtain actions or nonactions, waivers, authorizations, expirations or terminations of waiting periods, clearances, consents and approvals from Governmental Entities under Regulatory Laws includes assets, business or product lines other than (i) the assets, businesses and product lines acquired by Smith in connection with its acquisition of W-H Energy Services, Inc. or corresponding assets, businesses or product lines of Schlumberger or its Subsidiaries overlapping with the assets, businesses or product lines acquired by Smith in connection with its acquisition of W-H Energy Services, Inc., and (ii) other assets, businesses and product lines accounting for not more than $190 million of revenue of either Schlumberger or Smith for the 12 months ending December 31, 2009, excluding from such calculation (A) assets, businesses or product lines described in clause (i) of this Section 7.6(d), and (B) assets, businesses or product lines of the Wilson business unit of Smith (which assets, businesses or product lines may be required to be divested or held separate and if so will not be deemed to exceed the Detriment Limit). If requested by Schlumberger, Smith will agree to any action contemplated by this Section 7.6(b), provided that any such agreement or action is conditioned on the consummation of the Merger. The parties agree that the calculation of revenue shall be measured by reference to the lowest such revenue of Schlumberger or Smith for each such overlapping asset, business or product line so required to be divested, regardless of which asset, business or product line Schlumberger actually divests. The foregoing agreement in this section is made solely to facilitate the closing of the Merger and does not constitute a representation or admission that the Merger, if consummated without any modification, would violate any Regulatory Laws or that agreeing to the divestitures, hold separate conditions or other restrictions permitted herein or suggested by any person or authority acting under any Regulatory Law would not be harmful to the parties.

(e) Notwithstanding anything in this Agreement to the contrary, Schlumberger shall have the right, but not the obligation, to oppose by refusing to consent to, through litigation or otherwise any request, attempt or demand by any Governmental Entity or other person for any divestiture, hold separate condition or any other restriction with respect to any assets, businesses or product lines of either Schlumberger or

Smith and shall have the obligation to defend litigation instituted by such Governmental Entity or other person with respect to the legality of the Merger under applicable Regulatory Laws. In the event Schlumberger exercises its rights to oppose through litigation, including any appeals, a request, attempt or demand by any Governmental Entity or other person as provided in the preceding sentence, and (i) such proceedings conclude prior to the Termination Date with a decree, injunction or order restricting or prohibiting the Merger or (ii) no decree, order or injunction has been issued in such proceedings prior to the Termination Date, then Schlumberger shall take such actions, in a timely manner, as are necessary to achieve the clearance or approval of the Governmental Entity or other person prior to the Termination Date, provided that Schlumberger shall not be required to take actions that would exceed the Detriment Limit. If there is no decree, order or injunction restricting or prohibiting the Merger, but the decision of a Governmental Entity in litigation contemplated by this Section 7.6(e) is under appeal, Schlumberger shall have the right to elect, and Smith shall have the obligation upon such election by Schlumberger, to proceed to close the Merger if the other conditions to Closing have been satisfied.

(f) For purposes of this Agreement, “Regulatory Laws” means the Sherman Act, as amended, the Clayton Act, as amended, the HSR Act, the Federal Trade Commission Act, as amended, the EC Merger Regulation, and all other federal, state or foreign statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other Applicable Laws, including without limitation any antitrust, competition or trade regulation laws, that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening competition through merger or acquisition.

Section 7.7 Listing Application. Schlumberger shall use its reasonable best efforts to cause the shares of Schlumberger Common Stock to be issued in the Merger and the shares of Schlumberger Common Stock to be reserved for issuance upon exercise of the Smith Options to be approved for listing on the NYSE, subject to official notice of issuance, prior to the Effective Time.

Section 7.8 Section 16 Matters. Prior to the Effective Time, each of Schlumberger and Smith shall take all such steps as may be required to cause any dispositions of Smith Common Stock (including derivative securities with respect to Smith Common Stock) or acquisitions of Schlumberger Common Stock (including derivative securities with respect to Schlumberger Common Stock) resulting from the transactions contemplated by this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Smith, to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 7.9 Schlumberger Options and Stock Incentive Awards. As of the Closing Date, to the extent necessary to provide for registration of shares of Schlumberger Common Stock subject to a substituted Schlumberger Option or Schlumberger Stock Incentive Award, Schlumberger shall file with the SEC a registration statement on Form S-8 (or any successor form), a post-effective amendment on Form S-8 (or any successor form) to the Form S-4 (or any successor form), a post-effective amendment to Form S-3 (or any successor form), or such other registration statement or amendment as may be required to effect such registration with respect to such shares of Schlumberger Common Stock and shall use its reasonable best efforts to maintain such registration statement, including the current status of any related prospectus or prospectuses, for so long as such Schlumberger Options or Schlumberger Stock Incentive Awards remain outstanding.

Section 7.10 Coordination of Dividends. Smith shall coordinate with Schlumberger to designate the record dates for Smith’s quarterly dividends to coincide with the record dates for Schlumberger’s quarterly dividends.

Section 7.11 Inspection. From the date hereof to the Effective Time, each of Smith on the one hand, and Schlumberger and Merger Sub on the other hand, shall allow designated officers, attorneys,

accountants and other representatives of the other access, at reasonable times, upon reasonable notice, to the records and files, correspondence, audits and properties, as well as to all information relating to commitments, contracts, titles and financial position, or otherwise pertaining to its and its Subsidiaries’ business and affairs, including inspection of such properties; provided that no investigation pursuant to this Section 7.11 shall affect any representation or warranty given by it hereunder. Notwithstanding any provision of this Agreement or a party’s provision of information or investigation pursuant to the preceding sentence, no party shall be deemed to make any representation or warranty except as expressly set forth in this Agreement. Notwithstanding the foregoing, neither Smith on the one hand, nor Schlumberger or Merger Sub on the other hand, shall be required to provide any information which it reasonably believes it may not provide to the other by reason of any Applicable Law, which constitutes information protected by attorney/client privilege, or which it is required to keep confidential by reason of contract or agreement with third parties. Each party shall use reasonable efforts to make reasonable and appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply. Each party agrees that it shall not, and shall cause its representatives not to, use any information obtained pursuant to this Section 7.11 for any purpose unrelated to the consummation of the Merger and the other transactions contemplated by this Agreement. All nonpublic information obtained pursuant to this Section 7.11 shall be governed by the Confidentiality Agreement.

Section 7.12 Publicity. Schlumberger and Smith shall, unless otherwise required by Applicable Law or by obligations pursuant to any listing agreement with or rules of any securities exchange, consult with each other before issuing any press release or, to the extent practical, otherwise making any public statement or communication with respect to this Agreement, the Merger or the other transactions contemplated by this Agreement. In addition to the foregoing, except to the extent disclosed in or consistent with the Proxy Statement/Prospectus in accordance with the provisions of Section 7.2, neither Schlumberger nor Smith shall issue any press release or otherwise make any public statement or disclosure concerning the other party or the other party’s business, financial condition or results of operations without the consent of the other party, which consent shall not be unreasonably withheld or delayed. Schlumberger and Smith agree to issue a mutually acceptable joint press release announcing this Agreement.

Section 7.13 Expenses. Subject to Section 9.5, whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement, the Merger and the other transactions contemplated hereby shall be paid by the party incurring such expenses, except as otherwise agreed in writing by the parties, including the costs of any economists or other experts utilized by outside counsel in connection with the transactions contemplated by this Agreement.

Section 7.14 Rights Agreement. Prior to the Effective Time, the Smith Board shall take any action (including, as necessary, amending or terminating (but with respect to termination, only as of immediately prior to the Effective Time) the Rights Agreement) necessary so that (a) none of the execution and delivery of this Agreement, the conversion of shares of Smith Common Stock into the right to receive the Merger Consideration in accordance with this Agreement, and the consummation of the Merger or any other transaction contemplated by this Agreement hereby will cause (i) the Smith Rights to become exercisable under the Rights Agreement, (ii) Schlumberger or any of its affiliates to be deemed an “Acquiring Person” (as defined in the Rights Agreement), (iii) the provisions of Section 11 or Section 13 of the Rights Agreement to become applicable to any such event or (iv) the “Distribution Date” or the “Shares Acquisition Date” (each as defined in the Rights Agreement) to occur upon any such event, and (b) the “Final Expiration Date” (as defined in the Rights Agreement) of the Smith Rights will occur immediately prior to the Effective Time so that the Smith Rights will expire immediately prior to the Effective Time. Without the prior written consent of Schlumberger, neither the Smith Board nor Smith shall take any other action to terminate the Rights Agreement, redeem the Smith Rights, cause any person not to be or become an “Acquiring Person” or otherwise amend the Rights Agreement in a manner, or take any other action under the Rights Agreement, adverse to Schlumberger or its affiliates.

Section 7.15 State Takeover Laws. If any “fair price,” “moratorium,” “business combination,” or “control share acquisition” statute or other similar statute or regulation is or shall become applicable to the transactions contemplated by this Agreement, Smith and the Smith Board shall use all reasonable efforts to grant such approvals and take such actions as are necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and shall otherwise act to minimize the effects of any such statute or regulation on the transactions contemplated by this Agreement.

Section 7.16 Stockholder Litigation. Smith shall give Schlumberger the opportunity to participate in the defense or settlement of any stockholder litigation against Smith and/or its directors or officers relating to the transactions contemplated by this Agreement. Smith agrees that it shall not settle or offer to settle any litigation commenced on or after the date hereof against Smith or any of its directors or officers by any stockholder of Smith relating to this Agreement, the Merger, any other transaction contemplated by this Agreement or otherwise, without the prior written consent of Schlumberger (such consent not to be unreasonably withheld, conditioned or delayed).

Section 7.17 Indemnification and Insurance.

(a) From and after the Effective Time, Schlumberger and the Surviving Entity (i) shall indemnify, defend and hold harmless each person who is, or at any time prior to the Effective Time has been, a director, officer or employee of Smith or any of its Subsidiaries and each person who is, or at any time prior to the Effective Time, served at the request of Smith as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (individually, an “Indemnified Party” and, collectively, the “Indemnified Parties”) against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise Taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection with any action, suit or proceeding, whether civil, criminal, administrative or investigative (an “Action”), by reason of the fact that such Indemnified Party is or was a director, officer, employee or agent of Smith, any of its Subsidiaries or any such corporation, partnership, joint venture, trust or other enterprise, to the fullest extent permitted by Applicable Law, and (ii) without limitation to clause (i), to the fullest extent permitted by Applicable Law, shall also advance expenses as incurred to the same such extent; provided that the person to whom fees and expenses are advanced shall, if required by Applicable Law, provide an undertaking to repay such advances if it is ultimately determined that such person is not entitled to indemnification; and provided, further, that the Surviving Entity shall not be required to pay the fees and expenses of more than one counsel (which counsel shall be reasonably acceptable to the Surviving Entity) in addition to local counsel for all Indemnified Parties in any single Action unless, in the good faith judgment of any of the Indemnified Parties, there is or may be a conflict of interest between two or more of such Indemnified Parties.

(b) At or prior to the Effective Time, Smith may purchase a “tail” directors’ and officers’ liability insurance policy covering the Indemnified Parties who are or at any time prior to the Effective Time covered by Smith’s existing directors’ and officers’ liability insurance policies for at least six years after the Effective Time on terms no less advantageous to the Indemnified Parties than such existing insurance, provided that the premium thereof shall not exceed the amount specified in Section 7.17(a) of the Smith Disclosure Letter. If Smith does not purchase such a policy, then for a period of six years after the Effective Time, the Surviving Entity shall cause to be maintained officers’ and directors’ liability insurance covering the Indemnified Parties who are, or at any time prior to the Effective Time were, covered by Smith’s existing officers’ and directors’ liability insurance policies on terms substantially no less advantageous to the Indemnified Parties than such existing insurance, provided that the Surviving Entity shall not be required to pay annual premiums in excess of 300% of the last annual premium paid by Smith prior to the date hereof (the amount of which premium is set forth in Section 7.17(b)(2) of the Smith Disclosure Letter), but in such case shall purchase as much coverage as reasonably practicable for such amount. In either case, Schlumberger and the Surviving Entity will maintain such policies in full force and effect and honor the obligations thereunder.

(c) In the event Schlumberger or the Surviving Entity or any of their respective successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then and in either such case, proper provision shall be made so that the successors and assigns of the Surviving Entity shall assume the obligations set forth in this Section 7.17.

Section 7.18 Certain Benefits.

(a) From and after the Effective Time, Schlumberger and its Subsidiaries (including the Surviving Entity) will honor in accordance with their terms all Smith Benefit Plans and compensation arrangements and agreements in accordance with their terms as in effect immediately prior to the Effective Time. For a period of one year following the Effective Time, Schlumberger shall provide, or shall cause to be provided, to each current and former employee of Smith and its Subsidiaries (the “Covered Employees”) compensation and benefits that are no less favorable, in the aggregate, than the compensation and benefits provided to each such Covered Employee immediately prior to the Effective Time, excluding for purposes of this comparison any equity-based compensation; provided that Schlumberger agrees to provide equity compensation to Covered Employees substantially comparable to equity compensation provided to similarly situated employees of Schlumberger. For a period of one year following the Effective Time, Schlumberger shall provide, or shall cause to be provided, (i) to each Covered Employee who suffers a termination of employment severance benefits in accordance with the applicable severance plans, programs, agreements and arrangements of Smith as in effect immediately prior to the Effective Time (with full service credit for years of service with Smith and its Subsidiaries (and predecessors)) and (ii) to Covered Employees who are eligible for retiree welfare benefits immediately prior to the Effective Time, retiree welfare benefits that are no less favorable than those provided pursuant to the arrangements of Smith and its Subsidiaries as in effect immediately prior to the Effective Time.

(b) For purposes of vesting, eligibility to participate and benefit accrual (other than for purposes of benefit accruals under any defined benefit pension plan, severance plan or program eligibility or retiree welfare eligibility under any retiree welfare plan sponsored by Schlumberger or its Subsidiaries (other than under plans sponsored by Smith and its Subsidiaries immediately prior to the Effective Date or a direct successor plan)) under the employee benefit plans of Schlumberger, the Surviving Entity and their Subsidiaries providing benefits to any Covered Employees after the Effective Time (the “New Plans”), each Covered Employee shall be credited with his or her years of service with Smith and its Subsidiaries (and predecessors) prior to the Effective Time, to the same extent as such Covered Employee was entitled, prior to the Effective Time, to credit for such service under any similar Smith employee benefit plan in which such Covered Employee participated or was eligible to participate immediately prior to the Effective Time (and to the extent there is no similar Smith plan, service as recognized for purposes of Smith’s 401(k) Plan), provided that the foregoing shall not apply to the extent that its application would result in a duplication of benefits. For purposes of determining severance benefits under any New Plan providing severance benefits based on years of service (other than under an employment or change in control agreement) payable to a Covered Employee whose employment is terminated in circumstances eligible for severance benefits: (i) following the first anniversary of the Effective Time and on or prior to the third anniversary of the Effective Time, severance benefits shall be based on the sum of (A) severance payable under the terms of the Smith severance arrangement applicable to such employee as in effect immediately prior to the Effective Time based on service with Smith and its Subsidiaries (and predecessors) up to the Effective Time and (B) severance payable under the relevant severance arrangement of Schlumberger or its applicable Subsidiary based on years of service with Schlumberger and its Subsidiaries following the Effective Time, (ii) on or following the fifth anniversary of the Effective Time, severance benefits shall be based on the severance payable under the relevant severance arrangement of Schlumberger or its applicable Subsidiary based on the sum of years of service with Smith and its Subsidiaries (and predecessors) prior to the Effective Time and years of service with Schlumberger and its Subsidiaries following the Effective Time and (iii) between the third and fifth anniversaries of the Effective Time, severance benefits shall be based on a formula which provides a ratable transition between the severance determined under clauses (i) and (ii) above. Following the first anniversary of the Effective Time, Covered Employees will be treated as new hires in any New Plan providing retiree welfare benefits, with service credited only from the period beginning with the Effective Time. In addition, and without limiting the generality of the foregoing: (i) each Covered Employee shall be immediately eligible to participate, without any waiting time, in any and all New Plans to the extent coverage under such New Plan is comparable to a Smith Benefit Plan in which such Covered Employee participated immediately prior to the Effective Time (such plans, collectively, the “Old Plans”); and (ii) for purposes of each New Plan providing medical, dental, pharmaceutical and/or vision benefits to any Covered Employee, the Surviving Entity shall cause all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such employee and his or her covered dependents, unless such conditions would not have been waived under the comparable plans of Smith or its Subsidiaries in which such employee participated immediately prior to the Effective Time and the Surviving Entity shall cause any eligible expenses incurred by such employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date such employee’s participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan. Schlumberger agrees to consider in good faith, and to consult with Smith in good faith between the date hereof and the Closing Date in respect of, design alternatives with respect to equitable treatment under (x) the retiree medical programs of Schlumberger and its Subsidiaries of Covered Employees who have attained the age of 40 prior to the Closing Date, and (y) the defined benefit pension plans of Schlumberger and its Subsidiaries of Covered Employees who were previously employed by Schlumberger and its Subsidiaries and participated in such plans.

(c) Schlumberger and Smith hereby acknowledge that a “change of control” or “change in control” (or term of similar import) within the meaning of each of the Smith Benefit Plans identified on Section 5.11(e) of the Smith Disclosure Letter will occur at or immediately prior to the Effective Time, as applicable.

(d) Smith may set and pay short-term incentive bonuses (i.e., bonuses in respect of a performance period of one year or less) in the ordinary course of business consistent in all material respects with past practice, provided that (i) if the Effective Time occurs after the end of any short-term performance period and prior to the time that short-term incentive bonuses for such period would be paid in the ordinary course of business consistent in all material respects with past practice, Smith shall pay, immediately prior to the Effective Time, to each person who is a participant in a short-term incentive program immediately prior to the Effective Time (a “Bonus Plan Participant”) a bonus with respect to such performance period based on actual performance for the applicable performance period, provided to the extent that actual results are not yet available for such period or any portion thereof, such bonus shall be paid following the Effective Time at the time at which the actual results are available and (ii) for the performance period in which the Effective Time occurs, the Surviving Entity shall pay, following the conclusion of the relevant performance period to each Bonus Plan Participant an amount equal to the amount payable based on actual performance under the terms of the Smith incentive arrangement, payable at the time such amounts would have been paid in the ordinary course of business consistent in all material respects with past practice. Notwithstanding the foregoing, with respect to any Bonus Plan Participant who incurs a severance-qualifying termination of employment prior to payment of a bonus for a performance period described in this Section 7.18(d), the Surviving Entity shall pay such Bonus Plan Participant, at the same time as bonuses for such performance period are paid generally, a prorated bonus equal to the product of (x) the bonus that would have been payable to such Bonus Plan Participant had he or she remained employed through the conclusion of such period (determined without regard to any subjective criteria that could reduce such amount) times (y) the lesser of (1) a fraction, the numerator of which is the number of days that has elapsed in the performance period for the short term incentive program through the date of such termination and the denominator of which is the total number of days scheduled in the performance period for the short term incentive program and (2) one. For purposes of this Agreement, a severance-qualifying termination shall include any termination of employment by Schlumberger and its Subsidiaries other than for Cause (as defined in the Company’s 1989 Long-Term Incentive Compensation Plan) or any other termination of employment that entitles the applicable Covered Employee to severance under an individual agreement.

(e) As of the Effective Time, Schlumberger shall (or shall cause the Surviving Entity to) take all action necessary to effectuate the agreements set forth in Section 7.18(e) of the Smith Disclosure Letter.

(f) With respect to any Covered Employees based outside of the United States, Schlumberger’s obligations under this Section 7.18 shall be modified to the extent necessary to comply with Applicable Laws of the foreign countries and political subdivisions thereof in which such Covered Employees are based.

(g) Notwithstanding the foregoing, nothing contained herein, whether express or implied, shall be treated as an amendment or other modification of any employee benefit plan, or shall limit the right of Schlumberger or any Subsidiary, subject to their obligations under this Section 7.18, to amend, terminate or otherwise modify any employee benefit plan following the Effective Time.

(h) The parties acknowledge and agree that all provisions contained in this Section 7.18 with respect to employees are included for the sole benefit of the parties to this Agreement, and that nothing in this Agreement, whether express or implied, shall create any third party beneficiary or other rights (i) in any other Person, including, without limitation, any employees, former employees, any participant in any Smith Benefit Plan, or any dependent or beneficiary thereof, or (ii) to continued employment with Schlumberger or any Subsidiary.

Section 7.19 Certain Transfer Taxes. Any liability arising out of any real estate transfer Tax (which, for the avoidance of doubt, shall not include any Tax imposed by Section 897 or 1445 of the Code or other income Taxes) with respect to interests in real property owned directly or indirectly by Smith or any of its Subsidiaries immediately prior to the Merger, if applicable and due with respect to the Merger, shall be borne by the Surviving Entity and expressly shall not be a liability of stockholders of Smith.

Section 7.20 Tax Matters. Neither Schlumberger, Merger Sub nor Smith shall take any action or knowingly fail to take any action, which action or failure to act would (i) prevent or impede, or would be reasonably likely to prevent or impede, the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code, or (ii) cause the stockholders of Smith to recognize gain pursuant to Section 367(a) of the Code.

ARTICLE 8

CONDITIONS

Section 8.1 Conditions to Certain Obligations of Each Party to Effect the Merger. The respective obligation of each party to effect the Merger shall be subject to the satisfaction or waiver at or prior to the Closing Date of the following conditions:

(a) The Smith Stockholder Approval shall have been obtained.

(b) (i) Any applicable waiting period under the HSR Act shall have expired or been earlier terminated, and (ii) the European Commission shall have issued a decision under the EC Merger Regulation declaring the Merger compatible with the common market, or, if the European Commission has adopted any decision under Article 9 of the EC Merger Regulation to refer the Merger in part to any Member State of the European Economic Area, the European Commission shall have issued a decision declaring the part of the Merger not so referred to that Member State compatible with the common market and every Member State to which part of the Merger has been referred under Article 9 having issued a decision clearing the Merger.

(c) All applicable waiting and other time periods under other Regulatory Laws, other than the HSR Act and the EC Merger Regulation, shall have expired, lapsed or been terminated (as appropriate) and all regulatory clearances in the jurisdictions set forth in Section 8.1(c) of the Smith Disclosure Letter shall have been obtained, except for those waiting and other time periods and clearances or approvals the failure of which to expire, lapse, terminate or be obtained would not reasonably be expected to have a Smith Material Adverse Effect or a Schlumberger Material Adverse Effect (after giving effect to the Merger).

(d) No judgment, injunction, order or decree of any Governmental Entity of competent jurisdiction in the United States, the European Union, or a jurisdiction whose waiting or time period must expire, lapse or terminate or whose clearance or approval must be obtained under Section 8.1(c) (an “8.1(c) Jurisdiction”) shall prohibit or enjoin the consummation of the Merger; provided, however, that, the party attempting to invoke this condition to delay the Closing shall have complied with Section 7.4 and 7.6, and with respect to other matters not covered by Section 7.4 and 7.6, used its reasonable best efforts to have any such judgment, injunction, order or decree lifted or vacated prior to the Termination Date; and no law, statute, rule or regulation shall have been enacted by any Governmental Entity of competent jurisdiction in the United States, the European Union, or an 8.1(c) Jurisdiction which prohibits or makes unlawful the consummation of the Merger.

(e) The Form S-4 shall have been declared effective by the SEC under the Securities Act. No stop order suspending the effectiveness of the Form S-4 shall have been issued by the SEC and no proceedings for that purpose shall have been initiated or threatened by the SEC.

(f) The shares of Schlumberger Common Stock to be issued pursuant to the Merger shall have been authorized for listing on the NYSE, subject to official notice of issuance.

Section 8.2 Conditions to Obligation of Smith to Effect the Merger. The obligation of Smith to effect the Merger shall be subject to the satisfaction or waiver at or prior to the Closing Date of the following conditions:

(a) Each of Schlumberger and Merger Sub shall have performed, in all material respects, its covenants and agreements contained in this Agreement required to be performed on or prior to the Closing Date, and Smith shall have received a certificate of Schlumberger, executed on its behalf by its President or one of its Vice Presidents, dated the Closing Date, certifying to such effect.

(b) The representations and warranties of Schlumberger and Merger Sub contained in this Agreement (i) that are qualified as to a Schlumberger Material Adverse Effect shall be true and correct as so qualified at and as of the date hereof and the Closing Date, except to the extent such representations and warranties expressly relate to a specified date (in which case only at and as of such specified date) and (ii) that are not qualified as to a Schlumberger Material Adverse Effect shall be true and correct in all respects at and as of the date hereof and the Closing Date, except to the extent such representations and warranties expressly relate to a specified date (in which case only at and as of such specified date), except for such breaches of representations and inaccuracies in warranties in this clause (ii) that have not had or would not reasonably be expected to have, individually or in the aggregate, a Schlumberger Material Adverse Effect, and Smith shall have received a certificate of Schlumberger, executed on its behalf by its President or one of its Vice Presidents, dated the Closing Date, certifying to such effect.

(c) Smith shall have received an opinion from Wachtell, Lipton, Rosen & Katz, in form and substance reasonably satisfactory to Smith, on the basis of representations and warranties set forth or referred to in such opinion, dated as of the Closing Date, to the effect that (i) the Merger will be treated as a “reorganization” within the meaning of Section 368(a) of the Code and (ii) each transfer of Smith stock to Schlumberger by a stockholder of Smith pursuant to the Merger will not be subject to Section 367(a)(1) of the Code. Notwithstanding the previous sentence, no opinion will be expressed regarding the United States federal income tax treatment of a stockholder of Smith that is a “five percent transferee shareholder” with respect to Schlumberger within the meaning of Treasury Regulation Section 1.367(a)-3(c)(5)(ii). In rendering such opinion, such counsel may require and shall be entitled to rely upon representations of Smith, Schlumberger, Merger Sub and others.

Section 8.3 Conditions to Obligation of Schlumberger to Effect the Merger. The obligations of Schlumberger and Merger Sub to effect the Merger shall be subject to the satisfaction or waiver at or prior to the Closing Date of the following conditions:

(a) Smith shall have performed, in all material respects, its covenants and agreements contained in this Agreement required to be performed on or prior to the Closing Date, and the representations and warranties of Smith contained in this Agreement (i) that are qualified as to a Smith Material Adverse Effect shall be true and correct as so qualified at and as of the date hereof and the Closing Date, except to the extent such representations and warranties expressly relate to a specified date (in which case only at and as of such specified date) and (ii) that are not qualified as to a Smith Material Adverse Effect shall be true and correct in all respects at and as of the date hereof and the Closing Date, except to the extent such representations and warranties expressly relate to a specified date (in which case only at and as of such specified date), except for such breaches of representations and inaccuracies in warranties in this clause (ii) that have not had or would not reasonably be expected to have, individually or in the aggregate, a Smith Material Adverse Effect, and Schlumberger shall have received a certificate of Smith, executed on its behalf by its President or one of its Vice Presidents, dated the Closing Date, certifying to such effect.

(b) Schlumberger shall have received an opinion from Baker Botts L.L.P., in form and substance reasonably satisfactory to Schlumberger, on the basis of representations and warranties set forth or referred to in such opinion, dated as of the Closing Date, to the effect that (i) the Merger will be treated as a “reorganization” within the meaning of Section 368(a) of the Code and (ii) each transfer of Smith stock to Schlumberger by a stockholder of Smith pursuant to the Merger will not be subject to Section 367(a)(1) of the Code. Notwithstanding the previous sentence, no opinion will be expressed regarding the United States federal income tax treatment of a stockholder of Smith that is a “five percent transferee shareholder” with respect to Schlumberger within the meaning of Treasury Regulation Section 1.367(a)-3(c)(5)(ii). In rendering such opinion, such counsel may require and shall be entitled to rely upon representations of Smith, Schlumberger, Merger Sub and others.

ARTICLE 9

TERMINATION

Section 9.1 Termination by Mutual Consent. This Agreement may be terminated at any time prior to the Effective Time, whether before or after the receipt of the Smith Stockholder Approval, by the mutual written consent of Smith and Schlumberger.

Section 9.2 Termination by Schlumberger or Smith. This Agreement may be terminated at any time prior to the Effective Time, whether before or after the receipt of the Smith Stockholder Approval, by action of the Smith Board or the Board of Directors of Schlumberger if:

(a) the Merger shall not have been consummated by February 21, 2011 (the “Initial Termination Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 9.2(a) shall not be available to any party whose failure to perform or observe in any material respect any of its obligations under this Agreement in any manner shall have been the cause of, or resulted in, the failure of the Merger to occur on or before such date; provided, further, that if on the Initial Termination Date the condition to Closing set forth in Section 8.1(b), (c) or (d) (but for purposes of Section 8.1(d) only if such judgment, order or decree is attributable to a Regulatory Law) shall not have been fulfilled but all other conditions to Closing shall be or shall be capable of being fulfilled, then the Initial Termination Date may be extended on one or more occasions at the option of either Schlumberger or Smith by written notice to the other to a date not later than May 31, 2011. As used in this Agreement, the term “Termination Date” shall mean the Initial Termination Date, unless the Initial Termination Date has been extended pursuant to the foregoing proviso, in which case, the term “Termination Date” shall mean the date to which the Termination Date has been extended;

(b) the Smith Stockholders Meeting (including adjournments and postponements) shall have concluded and the Smith Stockholder Approval shall not have been obtained; provided, however, that the right to terminate this Agreement pursuant to this Section 9.2(b) shall not be available to Smith if it has not materially complied with its obligations under Section 7.3; or

(c) a court of competent jurisdiction in the United States, the European Union or an 8.1(c) Jurisdiction shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the Merger and such order, decree, ruling or other action shall have become final and nonappealable; provided, however, that the party seeking to terminate this Agreement pursuant to this Section 9.2(c) shall have complied with Section 7.4 and Section 7.6 and, with respect to other matters not covered by Section 7.4 and Section 7.6, shall have used its reasonable best efforts to remove such injunction, order or decree.

Section 9.3 Termination by Smith. This Agreement may be terminated at any time prior to the Effective Time by action of the Smith Board (a) if there has been a breach by Schlumberger of any representation, warranty, covenant or agreement set forth in this Agreement or if any representation or warranty of Schlumberger shall have become untrue, in either case such that the conditions set forth in Section 8.2 would not be satisfied, and such breach or failure to be true and correct is not curable by the Termination Date; provided, however, that the right to terminate this Agreement pursuant to this Section 9.3 shall not be available to Smith if it, at such time, is in breach of any representation, warranty, covenant or agreement set forth in this Agreement such that the conditions set forth in Section 8.3(a) shall not be satisfied, or (b) at any time prior to obtaining the Smith Stockholder Approval, in order to enter into any agreement, understanding or arrangement providing for a Superior Proposal in accordance with Section 7.3(b); provided, that Smith shall concurrently with such termination pay to Schlumberger the Termination Fee in accordance with Section 9.5(a).

Section 9.4 Termination by Schlumberger. This Agreement may be terminated at any time prior to the Effective Time by action of the Board of Directors of Schlumberger, if:

(a) there has been a breach by Smith of any representation, warranty, covenant or agreement set forth in this Agreement or if any representation or warranty of Smith shall have become untrue, in either case such that the conditions set forth in Section 8.3 would not be satisfied, and such breach or failure to be true and correct is not curable by the Termination Date; provided, however, that the right to terminate this Agreement pursuant to this Section 9.4(a) shall not be available to Schlumberger if it, at such time, is in breach of any representation, warranty, covenant or agreement set forth in this Agreement such that any of the conditions set forth in Section 8.2(a) and Section 8.2(b) shall not be satisfied; or

(b) the Smith Board shall have failed to recommend its approval or recommendation of this Agreement or the Merger or there has been a Change in Recommendation, whether or not permitted by the terms hereof.

Section 9.5 Effect of Termination.

(a) Smith shall pay Schlumberger a fee of $340 million (the “Termination Fee”):

(i) if this Agreement is terminated pursuant to Section 9.2(b), and (x) such termination occurs after an Acquisition Proposal shall have been made known to Smith (including any of its Representatives) and communicated publicly or shall have been made directly to the stockholders of Smith by any person, in each case such Acquisition Proposal shall not have been withdrawn, and (y) within one year after such termination, Smith enters into a definitive agreement with respect to an Acquisition Proposal or an Acquisition Proposal is consummated;

(ii) if this Agreement is terminated pursuant to Section 9.3(b); or

(iii) if this Agreement is terminated pursuant to Section 9.4(b);

which fee shall be payable: in the case of clause (i), upon the first to occur of such entering into a definitive agreement or consummation referred to in subclause (y) thereof; and in the case of clauses (ii) and (iii), upon such termination; provided that for purposes of this Section 9.5(a), the references to “20%” in the definition of Acquisition Proposal shall be deemed to be references to “50%”. Any amount payable pursuant to this Section 9.5(a) shall be reduced by any amount paid pursuant to Section 9.5(c). Schlumberger and Merger Sub agree that in the event that the Termination Fee is paid or may be payable to Schlumberger pursuant to this Section 9.5(a), the payment of such Termination Fee shall be the sole and exclusive remedy of Schlumberger, its Subsidiaries or any of their respective stockholders, affiliates, officers, directors, employees or Representatives (collectively, “Related Persons”) against Smith or any of its Related Persons for, and in no event will Schlumberger or any of its Related Persons be entitled to recover any other money damages or any other remedy based on a claim in law or equity with respect to, (1) any loss suffered as a result of the failure of the Merger to be consummated, (2) the termination of this Agreement, (3) any liabilities or obligations arising under this Agreement, or (4) any claims or actions arising out of or relating to any breach, termination or failure of or under this Agreement, and upon payment to Schlumberger of the Termination Fee, neither Smith nor any Related Person of Smith shall have any further liability or obligation to Schlumberger or any of its Related Persons relating to or arising out of this Agreement or the transactions contemplated hereby (subject to Section 9.5(g)).

(b) If this Agreement is terminated by Smith or Schlumberger pursuant to Section 9.2(c) as a result of an order, decree, ruling or other action under Regulatory Laws or Section 9.2(a) and all of the conditions to Closing set forth in Article 8 (other than (A) the conditions set forth in Section 8.1(b), Section 8.1(c) and Section 8.1(d) and (B) those other conditions that, by their nature, cannot be satisfied until the Closing Date, but, in the case of clause (B), which conditions would be capable of satisfaction if the Closing Date were the date of such termination) have been satisfied or waived on or prior to the date of such termination, then Schlumberger shall pay to Smith a fee of $615 million (the “Reverse Termination Fee”) (which fee shall be payable within two (2) business days after written notice of such termination). Smith agrees that in the event that the Reverse Termination Fee is paid to Smith pursuant to this Section 9.5(b), the payment of such Reverse Termination Fee shall be the sole and exclusive remedy of Smith and its Related Persons against Schlumberger, Merger Sub or any of their Related Persons for, and in no event will Smith or any of its Related Persons be entitled to recover any other money damages or any other remedy based on a claim in law or equity with respect to, (1) any loss suffered as a result of the failure of the Merger to be consummated, (2) the termination of this Agreement, (3) any liabilities or obligations arising under this Agreement, or (4) any claims or actions arising out of or relating to any breach, termination or failure of or under this Agreement, and upon payment to Smith of the Reverse Termination Fee, neither Schlumberger, Merger Sub nor any Related Person of Schlumberger shall have any further liability or obligation to Smith or any of its Related Persons relating to or arising out of this Agreement or the transactions contemplated hereby (subject to Section 9.5(g)).

(c) Without limiting the rights of Schlumberger under Section 9.5(g), if this Agreement is terminated (i) pursuant to Section 9.2(b) and no Termination Fee is yet payable in respect thereof pursuant to Section 9.5(a), or (ii) Section 9.4(a) because there has been a willful and material breach by Smith of any covenant or agreement set forth herein, then Smith shall reimburse Schlumberger for its actual costs and expenses incurred in connection with the transactions contemplated hereby in an amount not to exceed $10 million.

(d) Without limiting the rights of Smith under Section 9.5(g), if this Agreement is terminated by Smith pursuant to Section 9.3(a) because there has been a willful and material breach by Schlumberger of any covenant or agreement set forth herein and no Reverse Termination Fee is payable pursuant to Section 9.5(b), then Schlumberger shall reimburse Smith for its actual costs and expenses incurred in connection with the transactions contemplated hereby in an amount not to exceed $10 million.

(e) All payments under this Section 9.5 shall be made promptly upon becoming due by wire transfer of immediately available funds to an account designated by the receiving party.

(f) Each of Smith and Schlumberger acknowledge that the agreements contained in this Section 9.5 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, neither Smith nor Schlumberger would enter into this Agreement; accordingly, if either Smith fails to pay, or Schlumberger fails to pay, as applicable, any amount due pursuant to this Section 9.5, and, in order to obtain such payment, the party entitled to such payment commences a suit which results in a judgment against the party failing to pay for the fees to which reference is made in this Section 9.5, then such party shall pay to the party entitled to such payment its costs and expenses (including attorneys’ fees) in connection with such suit, together with interest through the date of payment on the amount of the fee at the prime lending rate prevailing during such period as published in The Wall Street Journal.

(g) In the event of termination of this Agreement and the abandonment of the Merger pursuant to this Article 9, all obligations of the parties hereto shall terminate, except the obligations of the parties pursuant to this Section 9.5, the last sentence of Section 7.11 and Section 7.13, Section 7.17 and Article 10, provided that nothing herein shall relieve any party from any liability for any willful and material breach by such party of any of its covenants or agreements set forth in this Agreement, and all rights and remedies of such nonbreaching party under this Agreement in the case of such a willful and material breach, at law or in equity, shall be preserved. The Confidentiality Agreement shall survive any termination of this Agreement, and the provisions of such Confidentiality Agreement shall apply to all information and material delivered by any party hereunder.

ARTICLE 10

GENERAL PROVISIONS

Section 10.1 Nonsurvival of Representations, Warranties and Agreements. None of the representations, warranties and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time; provided, however, that the agreements contained in Article 4 and in Section 3.1, Section 3.2, Section 7.9, Section 7.17, Section 7.18 and Section 7.19 and this Article 10, and the agreements delivered pursuant to this Agreement shall survive the Effective Time.

Section 10.2 Notices. Any notice, request, instruction or other document required to be given hereunder by any party to the others shall be in writing and sent by facsimile transmission or by overnight courier (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

(a)	if to Smith:

Smith International, Inc.

1310 Rankin Road

Houston, Texas 77073

Attention: Richard E. Chandler, Jr.

Facsimile: (281) 233-5996

with a copy to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019

Attention:  Daniel A. Neff

                  David Shapiro

Facsimile: (212) 403-2000

(b)	if to Schlumberger or Merger Sub:

Schlumberger Limited

5599 San Felipe

Houston, Texas 77056

Attention: General Counsel

Facsimile: (713) 375-3481

with a copy to:

Baker Botts L.L.P.

One Shell Plaza

910 Louisiana Street

Houston, Texas 77002-4995

Attention: J. David Kirkland, Jr.

Facsimile: (713) 229-7701

or to such other address as any party shall specify by written notice so given. Any notice, request, instruction or other document given as provided above shall be deemed given to the receiving party upon actual receipt, if delivered personally; three business days after deposit in the mail, if sent by registered or certified mail; upon confirmation of successful transmission, if sent by facsimile (provided that if given by facsimile such notice, request, instruction or other document shall be followed up within one business day by dispatch pursuant to one of the other methods described herein); or on the next business day after deposit with an overnight courier, if sent by an overnight courier. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.

Section 10.3 Assignment; Binding Effect. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that Schlumberger may, notwithstanding any provision in this Agreement to the contrary and without the consent of any party hereto, assign any of its rights (but not its obligations) hereunder to, and/or transfer any or all of the stock of Merger Sub to, any Subsidiary in which, prior to and at the time of the Merger, Schlumberger owns stock constituting control within the meaning of Section 368(c) of the Code. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 10.4 Third-Party Beneficiaries. Notwithstanding anything contained in this Agreement to the contrary, except for the provisions of Section 7.17, nothing in this Agreement, expressed or implied, is intended to confer standing to any person other than the parties hereto or their respective heirs, successors, executors, administrators and assigns except, following the Effective Time, for the provisions of Section 4.1, Section 7.17 and Section 7.19.

Section 10.5 Entire Agreement. This Agreement, the exhibits to this Agreement, the Smith Disclosure Letter, the Schlumberger Disclosure Letter and any documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, representations and warranties, both oral and written, among the parties with respect thereto, except that the Confidentiality Agreement shall continue in effect.

Section 10.6 Amendments. This Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before or after the Smith Stockholder Approval, but after the Smith Stockholder Approval has been obtained, no amendment shall be made which by law or in accordance with the rules of any relevant stock exchange requires the further approval of stockholders without obtaining such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

Section 10.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its rules of conflicts of laws. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the Delaware Court of Chancery, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, the United States District Court for the District of Delaware (in either case, the “Delaware Court”), for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in the applicable Delaware Court) and agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns shall be brought and determined exclusively in the applicable Delaware Court. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the applicable Delaware Court for any reason other than the failure to serve in accordance with this Section 10.7, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such court (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by Applicable Law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. EACH OF THE PARTIES HERETO IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF THE APPLICABLE DELAWARE COURT IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED AIRMAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH IN SECTION 10.2 OF THIS AGREEMENT, SUCH SERVICE OF PROCESS TO BE EFFECTIVE UPON ACKNOWLEDGMENT OF RECEIPT OF SUCH REGISTERED MAIL. NOTHING HEREIN SHALL

AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. EACH OF THE PARTIES HERETO EXPRESSLY ACKNOWLEDGES THAT THE FOREGOING WAIVER IS INTENDED TO BE IRREVOCABLE UNDER THE LAWS OF THE STATE OF DELAWARE AND OF THE UNITED STATES OF AMERICA.

Section 10.8 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

Section 10.9 Headings. Headings of the Articles and Sections of this Agreement are for the convenience of the parties only and shall be given no substantive or interpretative effect whatsoever.

Section 10.10 Interpretation; Disclosure Letter. Unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, words denoting any gender shall include all genders, and words denoting natural persons shall include corporations, limited liability companies and partnerships and vice versa. When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference shall be to an Article, Section, Exhibit or Schedule, as applicable, of this Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Any matter disclosed in any section of the Smith Disclosure Letter or Schlumberger Disclosure Letter shall be deemed disclosed for the purposes of any Sections of this Agreement to which such section relates and any other Sections of this Agreement to the extent it is reasonably apparent that such disclosure also qualifies or applies to such other Sections. Each of the parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement.

Section 10.11 Definitions. In this Agreement:

(a) The phrase “to the knowledge of” and similar phrases relating to knowledge of Smith or Schlumberger, as the case may be, shall mean the actual knowledge of its executive officers and senior management.

(b) The term “Debt” shall mean, with respect to any person, the aggregate amount of, without duplication, (i) all obligations for borrowed money, (ii) all obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations to pay the deferred purchase price of property or services, (iv) all capitalized lease obligations, (v) all obligations or liabilities of others secured by a lien on any asset owned by such person whether or not such obligation or liability is assumed, to the extent of the lesser of such obligation or liability or the book value of such asset, and (vi) any other obligations or liabilities which are required by GAAP to be shown as debt on a balance sheet.

(c) The term “Governmental Entity” shall mean any supranational, national (including United States), state, municipal, local or non-U.S. government, any instrumentality, subdivision, court, tribunal, administrative agency or commission or other authority thereof, or any quasi-governmental or private body exercising any regulatory, taxing or other governmental or quasi-governmental authority.

(d) The term “Material Adverse Effect” with respect to any person shall mean (i) a material adverse effect on or material adverse change in the business, assets, liabilities, financial condition or results of operations of such person and its Subsidiaries, taken as a whole, other than any effect or change relating to or resulting from (A) changes or conditions affecting the economy or financial markets in general, (B) changes or conditions in the industries in which the person operates, (C) the announcement or the existence of, or compliance with, or taking any action required or permitted by this Agreement or the transactions contemplated hereby or any litigation referred to in Section 7.16,

(D) taking any action by such person at the written request of Schlumberger or Merger Sub, in the case of Smith, or of Smith, in the case of Schlumberger or Merger Sub, or (E) any weather-related or other force majeure event or outbreak or escalation of hostilities or acts of war or terrorism. “Smith Material Adverse Effect” and “Schlumberger Material Adverse Effect” mean a Material Adverse Effect with respect to Smith and Schlumberger, respectively.

(e) The term “Permitted Lien” means (i) any liens for Taxes not yet due or which are being contested in good faith by appropriate proceedings, (ii) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other similar liens, (iii) pledges or deposits in connection with workers’ compensation, unemployment insurance, and other social security legislation or (iv) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business, which do not in any case materially detract from the utilization of the property subject thereto.

(f) The term “person” means an individual, corporation, limited liability company, partnership, association, trust, unincorporated association, other entity or group (as defined in the Exchange Act).

(g) The term “Subsidiary,” when used with respect to any person, means any corporation or other organization (including a limited liability company), whether incorporated or unincorporated, (i) of which such person directly or indirectly owns or controls at least a majority of the securities or other interests having by their terms ordinary voting power to elect at least a majority of the board of directors or others performing similar functions with respect to such corporation or other organization or (ii) any organization of which such person is, in the case of a partnership, a general partner (excluding partnerships, the general partnership interests of which held by such person or any Subsidiary of such person do not have a majority of the voting interests in such partnership) or, in the case of a limited liability company, the managing member (excluding limited liability companies in which the managing member does not have a majority of the voting interests in such limited liability company); provided, however, CE Franklin LTD (“Franklin”) shall not be deemed a Subsidiary for any section of this Agreement other than Article 5 hereof and any representations or warranties made by Smith with respect to Franklin shall only be a representation as to facts and circumstances concerning Franklin that are known to Smith.

(h) The term “Tax” or “Taxes” means all net income, gross income, gross receipts, sales, use, ad valorem, transfer, accumulated earnings, excess profits, franchise, profits, license, withholding, payroll, employment, social security, excise, severance, stamp, occupation, premium, property, disability, capital stock, or windfall profits taxes, customs duties or other taxes, fees, assessments or governmental charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority.

Section 10.12 Extensions; Waiver. At any time prior to the Effective Time, each party may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

Section 10.13 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

Section 10.14 Enforcement of Agreement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the applicable Delaware Court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of the applicable Delaware Court in the event any dispute arises out of this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any action relating to this Agreement in any court other than the applicable Delaware Court and (d) waives any right to trial by jury with respect to any action related to or arising out of this Agreement

Section 10.15 Waiver of Jury Trial. EACH OF SCHLUMBERGER, MERGER SUB AND SMITH HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS OF TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE MERGER OR ANY OF THE OTHER TRANSACTIONS CONTEMPLATED HEREBY.

IN WITNESS WHEREOF, the parties have executed this Agreement and caused the same to be duly delivered on their behalf on the day and year first written above.

SCHLUMBERGER LIMITED (SCHLUMBERGER N.V.)

By:	/s/ Andrew Gould
Name: Title:	Andrew Gould Chairman and Chief Executive Officer

TURNBERRY MERGER SUB INC.

By:	/s/ Jean-Francois Poupeau
Name: Title:	Jean-Francois Poupeau President

SMITH INTERNATIONAL, INC.

By:	/s/ John Yearwood
Name: Title:	John Yearwood Chief Executive Officer, President and Chief Operating Officer

Annex B

UBS Securities LLC 1000 Main Street, Suite 2750 Houston, Texas 77002 www.ubs.com

February 20, 2010

The Board of Directors

Smith International, Inc.

16740 East Hardy Road

Houston, TX 77032

Dear Members of the Board:

We understand that Smith International, Inc., a Delaware corporation (the “Company”), is considering a transaction whereby Schlumberger Limited, a Netherlands Antilles corporation (“Schlumberger”), will enter into a business combination with the Company. Pursuant to the terms of an Agreement and Plan of Merger, draft dated as of February 14, 2009 (the “Agreement”), by and among Schlumberger, the Company and Turnberry Merger Sub, a Delaware corporation and wholly owned subsidiary of Schlumberger (“Sub”), Sub will merge with and into the Company whereby the Company will become a wholly owned subsidiary of Schlumberger (the “Transaction”). Pursuant to the terms of the Agreement all of the issued and outstanding shares of the common stock, par value of $1.00 per share, of the Company (the “Company Common Stock”), will be converted into the right to receive, for each outstanding share of Company Common Stock, 0.6966 (the “Exchange Ratio”) shares of the common stock, par value $0.01 per share, of Schlumberger (“Schlumberger Common Stock”).

The terms and conditions of the Transaction are more fully set forth in the Agreement.

You have requested our opinion as to the fairness, from a financial point of view, to the holders of the Company Common Stock (other than Schlumberger and its affiliates) of the Exchange Ratio provided for in the Transaction.

UBS Securities LLC (“UBS”) has acted as financial advisor to the Board of Directors of the Company in connection with the Transaction and will receive a fee for its services, a portion of which is payable in connection with this opinion and a significant portion of which is contingent upon consummation of the Transaction. In the past, UBS and its affiliates have provided investment banking services to the Company unrelated to the proposed Transaction, for which UBS and its affiliates received compensation, including having acted as a co-manager in the Company’s offering of Company Common Stock in 2009. In the ordinary course of business, UBS and its affiliates may hold or trade, for their own accounts and the accounts of their customers, securities of the Company and Schlumberger and, accordingly, may at any time hold a long or short position in such securities. The issuance of this opinion was approved by an authorized committee of UBS.

Our opinion does not address the relative merits of the Transaction as compared to other business strategies or transactions that might be available with respect to the Company or the Company’s underlying business decision to effect the Transaction. Our opinion does not constitute a recommendation to any shareholder as to how such shareholder should vote or act with respect to the Transaction. At your direction, we have not been asked to, nor do we, offer any opinion as to the terms, other than the Exchange Ratio to the extent expressly specified herein, of the Agreement or the form of the Transaction. In addition, we express no opinion as to the fairness of the amount or nature of any compensation to be received by any officers, directors or employees of any parties to the Transaction, or any class of such persons, relative to the Exchange Ratio. We express no opinion as to what the value of Schlumberger Common Stock will be when issued pursuant to the Transaction or the price at which Company Common Stock or Schlumberger Common Stock will trade at any time. In rendering this opinion, we have assumed, with your consent, that (i) the final executed form of the Agreement will not differ in any material respect from the draft that we have reviewed, (ii) Schlumberger and the Company will

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comply with all material terms of the Agreement, and (iii) the Transaction will be consummated in accordance with the terms of the Agreement without any adverse waiver or amendment of any material term or condition thereof. We have also assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any material adverse effect on the Company, Schlumberger or the Transaction. We have not been authorized to solicit and have not solicited indications of interest in a transaction with the Company from any party.

In arriving at our opinion, we have, among other things: (i) reviewed certain publicly available business and financial information relating to the Company and Schlumberger; (ii) reviewed certain internal financial information and other data relating to the businesses and financial prospects of the Company and not publicly available, including financial forecasts and estimates prepared by the management of the Company that you have directed us to utilize for purposes of our analysis; (iii) reviewed certain financial information and other data relating to the businesses and financial prospects of Schlumberger that were publicly available, including Wall Street consensus financial forecasts and estimates as published by Institutional Brokers’ Estimate System (I/B/E/S) for 2010 (“Street Estimates”) that management of the Company has directed us to utilize for purposes of our analysis; (iv) conducted discussions with members of the senior managements of the Company and Schlumberger concerning the businesses and financial prospects of the Company and Schlumberger; (v) reviewed publicly available financial and stock market data with respect to certain other companies we believe to be generally relevant; (vi) compared the financial terms of the Transaction with the publicly available financial terms of certain other transactions we believe to be generally relevant; (vii) reviewed current and historical market prices of Company Common Stock and Schlumberger Common Stock; (viii) reviewed the Agreement; and (ix) conducted such other financial studies, analyses and investigations, and considered such other information, as we deemed necessary or appropriate.

In connection with our review, with your consent, we have assumed and relied upon, without independent verification, the accuracy and completeness in all material respects of the information provided to or reviewed by us for the purpose of this opinion. In addition, with your consent, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of the Company or Schlumberger, nor have we been furnished with any such evaluation or appraisal. With respect to the financial forecasts and estimates for the Company referred to above, we have assumed, at your direction, that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company. We were not provided with any Schlumberger internal financial forecasts or estimates, nor with any forecasts or estimates regarding Schlumberger prepared by the Company, and therefore did not consider any such information in connection with our analyses or this opinion. Based on our discussions with you, we have assumed, with your consent, that the Schlumberger Street Estimates that we reviewed were a reasonable basis upon which to evaluate the future performance of Schlumberger for that year, and we have used such forecasts for purposes of our analyses and this opinion. We also have assumed, with your consent, that the Transaction will qualify for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information available to us as of, the date hereof.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio provided for in the Transaction is fair, from a financial point of view, to holders of Company Common Stock other than Schlumberger and its affiliates.

This opinion is provided for the benefit of the Board of Directors in connection with, and for the purpose of, its evaluation of the Transaction.

Very truly yours,

UBS SECURITIES LLC

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Annex C

SMITH INTERNATIONAL, INC.

LONG-TERM INCENTIVE COMPENSATION PLAN

(Amended and Restated Effective as of                     )

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C-ii

C-iii

C-iv

SMITH INTERNATIONAL, INC.

LONG-TERM INCENTIVE COMPENSATION PLAN

SECTION 1

GENERAL PROVISIONS RELATING TO

PLAN GOVERNANCE, COVERAGE AND BENEFITS

1.1    Background and Purpose

Smith International, Inc., (the “Company”) established and adopted the “Smith International, Inc. 1989 Long-Term Incentive Compensation Plan” (the “Plan”). The Plan has been amended from time to time, and most recently amended and restated effective as of January 1, 2008. This amendment and restatement, which shall rename the Plan the “Smith International, Inc. Long-Term Incentive Compensation Plan” and shall make certain additional changes to the Plan, is generally effective as of              (the “Effective Date”), except as may otherwise be noted under certain terms and provisions of the Plan.

The purpose of the Plan is to foster and promote the long-term financial success of the Company and to increase stockholder value by: (i) encouraging the commitment of selected key Employees, (ii) motivating superior performance of key Employees by means of long-term performance related incentives, (iii) encouraging and providing key Employees with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company’s stockholders, (iv) attracting and retaining key Employees by providing competitive compensation opportunities, (v) enabling key Employees to share in the long-term growth and success of the Company, (vi) providing additional incentives for securing and retaining qualified individuals who are not employees of the Company to serve on the Board of Directors of the Company (“Outside Directors”), and (vii) to enhance the future growth of the Company by furthering Outside Directors’ identification with the interests of the Company and its stockholders.

The Plan provides for payment of various forms of compensation. It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Plan shall be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

The Plan will remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 9.6, until all Shares subject to the Plan have been purchased or acquired according to its provisions.

1.2    Definitions

The following terms shall have the meanings set forth below:

(a) Advisory Director. An individual who (i) is not an officer or employee of the Company or any Subsidiary and (ii) serves as an advisory director on the Board.

(b) Authorized Officer. The Chairman of the Board, the CEO or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.

(c) Award Date. The annual date or other date upon which a Common Stock Award is granted by the Independent Directors of the Board to a Grantee as provided in Section 3.

(d) Board. The Board of Directors of the Company.

(e) Cause. When used in connection with the termination of a Grantee’s Employment, shall mean the termination of the Grantee’s Employment by the Company or any Subsidiary by reason of (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the proven commission by the Grantee of a material act of fraud upon the Company or any Subsidiary, or any customer or supplier thereof; (iii) the misappropriation of any funds or property of the Company or any Subsidiary, or any customer or supplier thereof; (iv) the willful and continued failure by the Grantee to perform the material duties assigned to him that is not cured to the reasonable satisfaction of the Company within 30 days after written notice of such failure is provided to Grantee by the Board or CEO (or by another officer of the Company or a Subsidiary who has been designated by the Board or CEO for such purpose); (v) the knowing engagement by the Grantee in any direct and material conflict of interest with the Company or any Subsidiary without compliance with the Company’s or Subsidiary’s conflict of interest policy, if any, then in effect; or (vi) the knowing engagement by the Grantee, without the written approval of the Board or CEO, in any material activity which competes with the business of the Company or any Subsidiary or which would result in a material injury to the business, reputation or goodwill of the Company or any Subsidiary.

(f) CEO. The Chief Executive Officer of the Company.

(g) Change in Control. Any of the events described in and subject to Section 8.8.

(h) Code. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.

(i) Committee. A committee appointed by the Board to administer the Plan. While the Company is a Publicly Held Corporation, the Plan shall be administered by a Committee appointed by the Board consisting of not less than two directors who fulfill the “nonemployee director” requirements of Rule 16b-3 under the Exchange Act and the “outside director” requirements of Code Section 162(m). In either case, the Committee may be the Compensation and Benefits Committee of the Board, or any subcommittee of the Compensation and Benefits Committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph. Notwithstanding the preceding provisions of this subsection, with regard to Incentive Awards granted to Outside Directors, the Independent Directors of the Board shall have the sole power and authority to administer the Plan, and thus all references to the Committee herein shall mean the Independent Directors of the Board with respect to Incentive Awards granted to Outside Directors.

The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

(j) Common Stock. The common stock of the Company, $1.00 par value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.

(k) Common Stock Award. An authorization of the Independent Directors of the Board to issue or transfer common stock to a Grantee who is an Outside Director pursuant to Section 3.

(l) Company. Smith International, Inc. and any successor in interest thereto.

(m) Covered Employee. A named executive officer who is one of the group of covered employees, as defined in Code Section 162(m) and Treasury Regulation § 1.162-27(c) (or its successor), during any period that the Company is a Publicly Held Corporation.

(n) Disability. A condition of a Grantee which (i) renders him unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is a medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, for which the Grantee is receiving income replacement benefits for a period of not less than three months under an accident and health plan or long-term disability plan covering Employees of the Company or any Subsidiary. A determination of Disability shall be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to any reasonable examination(s) required by such physician upon request. In addition, any determination of Disability shall be made in accordance with the requirements of Code Section 409A as determined by the Committee.

(o) Employee. Any full-time, salaried employee of the Company (or any Subsidiary) within the meaning of Code Section 3401(c) who, in the opinion of the Committee, is in a position to contribute to the growth, development or financial success of the Company (or any Subsidiary), including, without limitation, officers who are members of the Board.

(p) Employment. Employment means that the individual is employed as an Employee by the Company or any Subsidiary. In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Subsidiary, nor the transfer of a Grantee from Employment by any Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, or health, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or written agreement. All determinations regarding Employment, and the termination of Employment hereunder, shall be made by the Committee.

(q) Exchange Act. The Securities Exchange Act of 1934, as amended.

(r) Fair Market Value. While the Company is a Publicly Held Corporation, the Fair Market Value of one Share of Common Stock on the date in question is deemed to be (i) the closing sales price of a Share as reported on the New York Stock Exchange or other principal securities exchange on which Shares are then listed or admitted to trading, or (ii) the closing sales price for a Share as quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau’s “Pink Sheets” or the National Association of Securities Dealers’ OTC Bulletin Board System. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.

If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its sole and absolute discretion. In this respect, the Committee may rely on such financial data, appraisals, valuations, experts, and other sources as, in its sole and absolute discretion, it deems advisable under the circumstances.

(s) Grantee. Any Employee or Outside Director who is granted an Incentive Award under the Plan.

(t) Immediate Family. With respect to a Grantee, the Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

(u) Incentive Agreement. A separate written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 8.1.

(v) Incentive Award or Award. A grant of an award under the Plan to a Grantee, including any Stock Option, Stock Appreciation Right (a “SAR”), Restricted Stock Award, Performance-Based Restricted Award, Common Stock Award, Restricted Stock Unit Award, Other Stock-Based Award or Performance Award.

(w) Independent Director. A director who is an “independent director” as defined in the New York Stock Exchange current listings, or by such other stock exchange as may be applicable.

(x) Independent SAR or SAR. A Stock Appreciation Right described in Section 2.4.

(y) Insider. While the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

(z) Option Price. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

(aa) Other Stock-Based Award. An award granted by the Committee to a Grantee under Section 6.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(bb) Outside Director. A member of the Board, or an Advisory Director, who is not, at the time the Incentive Award is granted to him, an officer or employee of the Company or any Subsidiary.

(cc) Performance Award. An award granted by the Committee to a Grantee under Section 7.1.

(dd) Performance-Based Exception. The performance-based exception from the tax deductibility limitations of Code Section 162(m), as prescribed in Code Section 162(m)(4)(C) and Treasury Regulation § 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.

(ee) Performance-Based Restricted Award. Restricted Stock Awards or Restricted Stock Unit Awards awarded to a Grantee pursuant to Section 4 or Section 5, as applicable, the grant of which is contingent upon the attainment of specified Performance Criteria, and/or the vesting of which are subject to a risk of forfeiture if the specified Performance Criteria are not met within the Performance Period.

(ff) Performance Criteria. The business criteria that are specified by the Committee pursuant to Section 7 for an Incentive Award that is intended to qualify for the Performance-Based Exception; the satisfaction of such business criteria during the Performance Period being required for the grant or vesting of the particular Incentive Award to occur, as specified in the Incentive Agreement.

(gg) Performance Period. A period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee’s right to and the payment value of any Performance-Based Restricted Award, Other Stock-Based Award or Performance Award that is intended to qualify for the Performance-Based Exception.

(hh) Plan. Smith International, Inc. Long-Term Incentive Compensation Plan, as set forth herein and as it may be amended from time to time.

(ii) Publicly Held Corporation. A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.

(jj) Restricted Stock. Shares of Common Stock issued or transferred to a Grantee pursuant to Section 4.

(kk) Restricted Stock Award. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee pursuant to Section 4.

(ll) Restricted Stock Unit. A unit granted to a Grantee pursuant to Section 5 which entitles him to receive one share of Common Stock on the date specified in the Incentive Agreement.

(mm) Restricted Stock Unit Award. An authorization to award Restricted Stock Units to Grantee pursuant to Section 5.

(nn) Restriction Period. The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of an Incentive Award by the Grantee is restricted.

(oo) Retirement. The voluntary termination of Employment by an Employee from the Company and any Subsidiary constituting retirement, and as confirmed through the Company’s Human Resources Department (i) on any date after the Employee attains the normal retirement age, (ii) on an earlier retirement date as expressly agreed to by the Committee prior to termination of Employment, or (iii) as of such other age as may be designated by the Committee in the Employee’s individual Incentive Agreement.

(pp) Share. A share of the Common Stock of the Company.

(qq) Share Pool. The number of Shares authorized for issuance under Section 1.4, as adjusted for awards and payouts under Section 1.5 and as adjusted for changes in corporate capitalization under Section 8.6.

(rr) Spread. The difference between the exercise price per Share specified in a SAR grant and the Fair Market Value of a Share on the date of exercise of the SAR.

(ss) Stock Appreciation Right or SAR. A Stock Appreciation Right as described in Section 2.4.

(tt) Stock Option or Option. A stock option that is a nonstatutory stock option (and not an “incentive stock option” as described in Code Section 422), as described in Section 2.

(uu) Stock Option Award. An authorization to award a Stock Option to a Grantee pursuant to Section 2.

(vv) Subsidiary. Any corporation (whether now or hereafter existing) which constitutes a “subsidiary” of the Company, as defined in Code Section 424(f), and any limited liability company, partnership, or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests.

(ww) Termination of Directorship. The date upon which a Grantee who is an Outside Director ceases to be an Outside Director for whatever reason, voluntary or involuntary. The effective date of such Termination of Directorship shall be the actual date of such termination (whether occasioned by death, Disability, retirement, resignation, non-election or otherwise). The change in an Outside Director’s position to an Advisory Director shall not be a Termination of Directorship hereunder.

1.3    Plan Administration

(a) Authority of the Committee. Except as may be limited by law or applicable stock exchange requirements, and subject to the provisions herein, the Committee shall have full power to (i) select Grantees who shall participate in the Plan; (ii) determine the amounts, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan’s administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.

With respect to Incentive Awards granted under the Plan to Outside Directors, the Independent Directors of the Board shall constitute the Committee.

(b) Meetings. The Committee shall designate a chairman from among its members who shall preside at its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

(c) Decisions Binding. All determinations and decisions of the Committee shall be made in its discretion pursuant to the terms and provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its stockholders, Employees, Grantees, and their estates and beneficiaries. The Committee’s decisions with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.

(d) Modification of Outstanding Incentive Awards. Subject to the stockholder approval requirements of Section 9.6 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that is either (i) not adverse to the Grantee to whom such Incentive Award was granted or (ii) consented to by such Grantee. Notwithstanding the preceding provisions of this subsection, (i) no amendment or other modification of an Incentive Award shall be made to the extent such modification results in any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant, (ii) no acceleration of the vesting of any Incentive Award shall be made, except in the event of the Grantee’s death, Disability, or Retirement, or a Change in Control, or another type of similar circumstance as determined by the Committee, and (iii) no acceleration of vesting, extension of exercisability or other modification shall be made that will subject the Grantee to adverse taxation under Code Section 409A.

(e) Delegation of Authority. The Committee may delegate to designated officers or other employees of the Company any of its duties and authority under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time; provided, however, the Committee may not delegate to any person the authority (i) to grant Incentive Awards or (ii) if the Company is a Publicly Held Corporation, to take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act, the Performance-Based Exception under Code Section 162(m), or the Sarbanes-Oxley Act of 2002.

(f) Expenses of Committee. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

(g) Indemnification. Each person who is or was a member of the Committee shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Each such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles or Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

1.4    Shares of Common Stock Available for Incentive Awards

Subject to adjustment under Section 8.6, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Stock Options that may be exercised for or settled in Common Stock) Thirty-Eight Million and Forty Thousand (38,040,000) Shares of Common Stock. The number of Shares of Common Stock that are the subject of Incentive Awards under the Plan, and which are forfeited or terminated, expire, are settled in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate.

During any period that the Company is a Publicly Held Corporation, then unless and until the Committee determines that a particular Incentive Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception, the following rules shall apply to grants of Incentive Awards to Covered Employees:

(a) Subject to adjustment as provided in Section 8.6, the maximum aggregate number of Shares of Common Stock (including Stock Options, SARs, Restricted Stock, Performance-Based Restricted Awards, and Other Stock-Based Awards that are paid out in Shares) that may be granted (in the case of Stock Options and SARs) or that may vest (in the case of Restricted Stock Awards, Performance-Based Restricted Awards, Restricted Stock Unit Awards or Other Stock-Based Awards), as applicable, in any calendar year pursuant to any Incentive Award held by any individual Covered Employee shall be One Million (1,000,000) Shares.

(b) With respect to any Stock Option or SAR granted to a Covered Employee that is canceled or repriced (which may only occur subject to the approval of the Company’s stockholders, as required under applicable securities laws and stock exchange requirements), the number of Shares subject to such Stock Option or SAR shall continue to count against the maximum number of Shares that may be the subject of Stock Options or SARs granted to such Covered Employee hereunder and, in this regard, such maximum number shall be determined in accordance with Code Section 162(m).

(c) The maximum amount of compensation that may be paid under all Performance Awards denominated in cash (including the Fair Market Value of any shares of Common Stock paid in satisfaction of such Performance Awards) granted to any one individual during any calendar year may not exceed $5,000,000, and any payment due with respect to a Performance Award shall be paid no later than ten (10) years after the date of grant of such Performance Award.

(d) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.

1.5    Share Pool Adjustments for Awards and Payouts

The following Incentive Awards and payouts shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

(a) Stock Option Award;

(b) SAR;

(c) Common Stock Award;

(d) Restricted Stock Award;

(e) Performance-Based Restricted Award;

(f) Restricted Stock Unit Awards; and

(g) Other Stock-Based Awards.

A cancellation, termination, expiration, forfeiture, or lapse for any reason of any Shares subject to an Award shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool. With respect to SARs that are paid out in Shares, the Share Pool shall be reduced by a number of Shares equal to the gross number of Shares subject to the SAR.

1.6    Common Stock Available

The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (i) held in the treasury of the Company, (ii) authorized but unissued Shares, or (iii) Shares to be purchased or acquired by the Company. No fractional Shares shall be issued under the Plan; payment for fractional Shares shall be made in cash.

1.7    Eligibility

Outside Directors and Employees shall be eligible to receive Incentive Awards under the Plan. The Committee shall from time to time designate those Employees to be granted Incentive Awards, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which are subject to an Award, and any other terms or conditions relating to each Award, as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

No Insider shall be eligible to be granted an Incentive Award that is subject to Rule 16a-3 under the Exchange Act unless and until such Insider has granted a limited power of attorney to those employees of the Company who have been designated by the Company for purposes of future required filings under the Exchange Act.

1.8    Types of Incentive Awards

The types of Incentive Awards under the Plan are (i) Stock Options and Stock Appreciation Rights, (ii) Common Stock Awards as described in Section 3, (iii) Restricted Stock and Performance-Based Restricted Awards, (iv) Restricted Stock Units as described in Section 5, (v) Other Stock-Based Awards, (vi) Performance Awards, or (vii) any combination of the foregoing.

SECTION 2

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1    Grant of Stock Options

The Committee is authorized to grant Stock Options to Employees, and the Independent Directors of the Board are authorized to grant Stock Options to Outside Directors, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee or Independent Directors, as applicable, shall determine in its discretion. Successive grants may be made to the same Grantee regardless of whether any Stock Option previously granted to such person remains unexercised.

2.2    Stock Option Terms

(a) Written Agreement. Each grant of a Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee’s Employment or Termination of Directorship, as the case may be. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee’s Incentive Agreement, and need not be uniform among all Stock Options issued pursuant to the Plan.

(b) Number of Shares. Each Stock Option Award shall specify the number of Shares of Common Stock to which it pertains.

(c) Exercise Price. The exercise price per Share of Common Stock under each Stock Option shall be determined by the Committee, but in no event shall the exercise price be less than 100% of the Fair Market Value per Share on the date the Stock Option is granted. Each Stock Option shall specify the method of exercise which shall be consistent with the requirements of Section 2.3(a).

(d) Term. In the Incentive Agreement, the Committee shall fix the term of each Stock Option, not to exceed ten (10) years from the date of grant. In the event no term is fixed, such term shall be ten (10) years from the date of grant.

(e) Exercise. The Committee shall determine the time or times at which a Stock Option may be exercised, in whole or in part. Each Stock Option may specify the required period of continuous Employment or service as an Outside Director, as applicable, and/or the performance objectives to be achieved before the Stock Option (or any portion thereof) will become exercisable. Each Stock Option Award, the exercise (or timing of the exercise) of which is dependent, in whole or in part, on the achievement of designated performance objectives, may specify a minimum level of achievement in respect of the specified performance objectives below which no Stock Options will be exercisable, as well as a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the performance objectives. All such terms and conditions shall be set forth in the Incentive Agreement.

2.3    Stock Option Exercises

(a) Method of Exercise and Payment. Exercise of the Option shall be by means of electronic or written notice (the “Exercise Notice”) in a form authorized by the Company. An electronic Exercise Notice must be digitally signed or authenticated by the Participant in such manner as required by the notice and transmitted to the Company or an authorized representative of the Company (including a third-party administrator designated by the Company). In the event that the Participant is not authorized or is unable to provide an electronic Exercise Notice, the Option shall be exercised by a written Exercise Notice addressed to the Company, which shall be signed by the Participant and delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Company, or an authorized representative of the Company (including a third-party administrator designated by the Company). Each Exercise Notice, whether electronic or written, must state the Participants election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Participants investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. Further, each Exercise Notice must be received by the Company prior to the termination of the Option and must be accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased. The Option shall be deemed to be exercised upon receipt by the Company of such electronic or written Exercise Notice and the aggregate Exercise Price.

The Stock Option exercise price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent; or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that the Shares which are tendered must have been held by the Grantee for at least six (6) months prior to their tender to satisfy the Option Price); or (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price; or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above.

Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised.

Unless otherwise permitted by the Committee in its discretion, the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial accounting reporting purposes.

The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a “cashless exercise” with a broker of the Stock Option), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law. At the direction of the Grantee, the broker will either (i) sell all of the Shares received when the Stock Option is exercised and pay the Grantee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker); or (ii) sell enough of the Shares received upon exercise of the Stock Option to cover the Option Price, withholding taxes and any fees due the broker and deliver the remaining Shares to the Grantee (either directly or through the Company). Dispositions to a broker effecting a cashless exercise are not exempt under Section 16 of the Exchange Act while the Company is a Publicly Held Corporation. Moreover, in no event will the Committee allow the Option Price to be paid with a form of consideration, including a loan or a “cashless exercise,” if such form of consideration would violate the Sarbanes-Oxley Act of 2002 as determined by the Committee.

As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, evidence of ownership for the number of Shares purchased under the Stock Option.

Subject to Section 8.4, during the lifetime of a Grantee, each Stock Option granted to him shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a).

(b) Restrictions on Share Transferability. The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any stockholders’ agreement, buy/sell agreement, right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees; (ii) any applicable federal securities laws; (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded; or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

Any Grantee or other person exercising an Incentive Award shall be required, if requested by the Committee, to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee in its discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.

(c) Proceeds of Option Exercise. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.

2.4    Stock Appreciation Rights

(a) Grant. The Committee may grant to Employees Stock Appreciation Rights that are independent of Stock Options. All SARs granted under the Plan are intended to be exempt from taxation as deferred compensation under Code Section 409A.

(b) General Provisions. The terms and conditions of each SAR shall be evidenced by an Incentive Agreement. The exercise price per Share shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the grant date of the SAR. The term of the SAR shall be determined by the

Committee. The Committee cannot include any feature for the deferral of compensation other than the deferral of recognition of income until exercise of the SAR.

(c) Exercise. SARs shall be exercisable subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the SAR grant. No SAR granted to an Insider may be exercised prior to six (6) months from the date of grant, except in the event of his death or Disability which occurs prior to the expiration of such six-month period if so permitted under the Incentive Agreement.

(d) Settlement. Effective for any SARs issued on or after January 1, 2005, upon exercise of the SAR, the Grantee shall receive an amount equal to the Spread. The Spread, less applicable withholdings, shall be payable in cash or in Shares, the number of which shall be determined based on the Fair Market Value of the Shares as of the exercise date, as provided in the Incentive Agreement, which payment shall be made within thirty (30) calendar days after the exercise date. In addition, the Incentive Agreement under which such SARs are awarded, or any other agreements or arrangements, shall not provide that the Company will purchase any Shares delivered as a result of the exercise or vesting of a SAR. Any SARs issued under the Plan prior to January 1, 2005 shall be subject to the settlement provisions of the Plan as in effect prior to January 1, 2005, but only to the extent that such settlement is not considered a payment of deferred compensation that would be subject to Code Section 409A after December 31, 2004.

SECTION 3

COMMON STOCK AWARDS FOR OUTSIDE DIRECTORS

3.1    Initial Award

Each Outside Director shall receive, upon initial election or appointment to the Board, the grant of a Common Stock Award for the number of Shares as deemed appropriate to provide equity compensation to such Grantee having a Fair Market Value, effective as of the first date of such Outside Director’s service on the Board, as determined and voted upon by the Independent Directors of the Board from time to time in its discretion.

3.2    Annual Award

Each Outside Director shall receive an annual Common Stock Award on each Award Date with respect to service rendered by the Grantee during the 12-month period ending on such annual Award Date. The Shares subject to the annual Common Stock Award shall be such number as deemed appropriate to provide equity compensation to such Grantee having a Fair Market Value as determined by the Independent Directors of the Board from time to time, and effective as of the Award Date. The Award Date for annual Common Stock Awards shall be made on the date of the annual Board meeting with respect to the Grantee’s service as an Outside Director during the 12-month period ending on such annual Award Date. The annual Common Stock Awards shall not be prorated for partial service of any Outside Director, except as described in Section 3.3.

3.3    Termination of Directorship

If a Termination of Directorship occurs to an Outside Director, then in lieu of the annual Common Stock Award under Section 3.2, as of the next following annual Award Date such Outside Director shall be entitled to receive a number of Shares equal to the nearest whole number of Shares obtained by multiplying the number of Shares having a Fair Market Value approximately equal to a dollar amount set by the Board from time to time pursuant to Section 3.2 by a fraction, the numerator of which is the number of days from the last previous annual Award Date up to and including the date of his Termination of Directorship, and the denominator of which is the number of days from the last previous annual Award Date up to and including his next following regularly scheduled annual Award Date. Such Shares shall be delivered to the Outside Director within thirty (30) days following the date of his Termination of Directorship.

3.4    Issuance of Common Stock

Within thirty (30) days of the Award Date of a Common Stock Award pursuant to Sections 3.1, 3.2 or 3.3, the Company shall cause Shares of Common Stock to be issued in the name of the Grantee.

3.5    Deferral of Common Stock Award

At the discretion of the Committee, a Grantee may elect in writing to defer the receipt of a Common Stock Award; provided, however, that such election be made by the Grantee not later than by the end of the calendar year that precedes the calendar year in which the applicable 12-month performance period begins. Notwithstanding the previous sentence, at the discretion of the Committee, a Grantee who is eligible to receive an initial award pursuant to Section 3.1 may elect in writing to defer receipt of such initial award within thirty (30) days after the Grantee first becomes eligible to participate in the Plan or any other plan maintained by the Company that is an “account balance” plan within the meaning of, and subject to, Code Section 409A.

3.6    Subsequent Deferrals

At the discretion of the Committee, a Grantee may elect in writing to defer the receipt of a Common Stock Award which has previously been deferred pursuant to Section 3.5; provided, however, that (i) such election will not take effect until at least twelve (12) months after the date upon which the election is made by the Grantee, (ii) except in the case of payment on account of the Grantee’s death or Disability, the payment with respect to which such election is made must be deferred for a period of not less than five (5) years from the date the payment would otherwise have been paid, and (iii) such election may not be made less than twelve (12) months prior to the date the payment was otherwise scheduled to be made. Any subsequent deferral election made by the Grantee pursuant to this Section 3.5 must be consistent with the requirements of Code Section 409A.

SECTION 4

RESTRICTED STOCK

4.1    Award of Restricted Stock

(a) Grant. In consideration of the Grantee’s Employment or service as an Outside Director, as applicable, Shares of Restricted Stock may be awarded by the Committee (or, with respect to Outside Directors, by the Independent Directors of the Board) with such restrictions during the Restriction Period as may be imposed by the Committee or the Independent Directors, as applicable, in its discretion. The minimum Restriction Period for a Restricted Stock Award shall be three (3) years, and for a Performance Based Restricted Stock Award shall be one (1) year. Any such restrictions may differ with respect to a particular Grantee. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to, or more than the Fair Market Value of the Shares of Restricted Stock on the grant date. The terms and conditions of each Restricted Stock Award shall be evidenced by an Incentive Agreement and, during the Restriction Period, Shares of Restricted Stock must remain subject to a “substantial risk of forfeiture” within the meaning given to such term under Code Section 83. Any Restricted Stock Award granted to an Employee may, at the time of grant, be designated by the Committee as a Performance-Based Restricted Award that is intended to qualify for the Performance-Based Exception.

(b) Immediate Transfer Without Immediate Delivery of Restricted Stock. Unless otherwise specified in the Grantee’s Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of his performance of services as an Employee or Outside Director, as applicable, entitling such Grantee to all voting and other ownership rights in such Shares.

As specified in the Incentive Agreement, a Restricted Stock Award may limit the Grantee’s dividend rights during the Restriction Period in which the Shares of Restricted Stock are subject to a “substantial risk of forfeiture” (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Incentive Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Performance-Based Restricted Stock granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares subject to the Restricted Stock Award with respect to which the dividend is paid.

Shares awarded pursuant to a Restricted Stock Award or Performance-Based Restricted Stock Award may be issued in the name of the Grantee and held, together with a stock power endorsed in blank, by (i) the Committee (or its delegate), (ii) Company (or its delegate), (iii) in trust or in escrow pursuant to an agreement satisfactory to the Committee, or (iv) in a restricted account held by the transfer agent, as shall be determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Grantee’s Incentive Agreement. The Company or Committee, or its delegate, shall issue to the Grantee a receipt evidencing the Shares held by it which are registered in the name of the Grantee.

4.2    Restrictions

(a) Forfeiture of Restricted Stock. Restricted Stock awarded to a Grantee may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a “substantial risk of forfeiture” (as defined under Code Section 83), or a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Shares of Restricted Stock that are subject to restrictions which are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the Grantee’s Incentive Agreement.

(b) Issuance of Certificates. Reasonably promptly after the date of grant with respect to the Restricted Stock Award, and unless the Committee has approved the use of electronic stock accounts that do not require the issuance of stock certificates, the Company shall cause to be issued a stock certificate, registered in the name of the Grantee to whom the Restricted Stock Award was granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares. Each such stock certificate shall bear the following legend or any other legend approved by the Company:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Smith International, Inc. Long-Term Incentive Compensation Plan and an Incentive Agreement entered into between the registered owner of such shares and Smith International, Inc. A copy of the Plan and Incentive Agreement are on file in the main corporate office of Smith International, Inc.

Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock unless and until such Shares vest pursuant to the terms of the Incentive Agreement.

(c) Removal of Restrictions. The Committee, in its discretion, shall have the authority to provide in an Incentive Agreement that the restrictions on the Restricted Stock shall lapse upon the occurrence of the

Grantee’s death or Disability, or in the event of a Change in Control. In addition, the Committee shall have the authority, in its discretion, to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock Award, such action is necessary or appropriate.

4.3    Delivery of Shares of Common Stock

When the restrictions in the Incentive Agreement have been satisfied, subject to (i) withholding taxes under Section 9.3 with respect to Employees and (ii) the terms of the Incentive Agreement, the Company shall cause Shares of Common Stock to be issued in the name of the Grantee free of restrictions.

SECTION 5

RESTRICTED STOCK UNITS

5.1    Award of Restricted Stock Units

In consideration of the Grantee’s Employment or service as an Outside Director, as applicable, Restricted Stock Unit Awards may be awarded by the Committee (or, with respect to Outside Directors, by the Independent Directors of the Board) to designated Grantees, as determined in the discretion of the Committee or the Independent Directors, as applicable. Any Restricted Stock Unit Award to an Employee may, at the time of grant, be designated by the Committee as a Performance-Based Restricted Award that is intended to qualify for the Performance-Based Exception. The minimum Restriction Period for a Restricted Stock Unit Award shall be three (3) years, and for a Performance Based Restricted Stock Unit Award shall be one (1) year.

5.2    Restricted Stock Unit Award Terms

(a) Written Agreement. The terms and conditions of each grant of a Restricted Stock Unit Award shall be evidenced by an Incentive Agreement, which shall specify among other provisions (i) the number of Restricted Stock Units awarded to the Grantee, (ii) a specified period during which such Restricted Stock Units must remain subject to a “substantial risk of forfeiture” within the meaning given to such term under Code Section 409A, and (iii) the Performance Criteria, if applicable.

(b) Vesting. The Committee, in its discretion, shall specify in the Grantee’s Incentive Agreement the date or dates upon which the “substantial risk of forfeiture” (as described in Section 4.2(a)) will lapse (the “Vesting Date”), and the events upon which such lapse occurs.

(c) Payment. When the restrictions in the Incentive Agreement have been satisfied, subject to (i) withholding taxes under Section 9.3 with respect to Employees and (ii) the terms of the Incentive Agreement, Restricted Stock Units shall be paid in Shares within thirty (30) days after the later of (A) the Vesting Date (as defined in Section 5.2(b)) or (B) the date that satisfaction of any Performance Criteria for the Restricted Stock Units have been certified by the Committee but, in either event, not later than 2-1/2 months following the last day of the calendar year containing the Vesting Date.

(d) Initial Deferral of Restricted Stock Unit Awards. As permitted in the discretion of the Committee and subject to such terms and conditions as required by the Committee, a Grantee may elect in writing to defer the receipt of Shares that become payable upon vesting of a Restricted Stock Unit Award; provided, however, that such election be made by the Grantee not later than by the end of the calendar year that immediately precedes the calendar year during which the applicable performance period begins. Notwithstanding the previous sentence, at the discretion of the Committee and subject to such terms and conditions as required by the Committee, a Grantee who is first eligible to participate in the Plan under Section 1.7 may elect in writing to defer receipt of his initial Restricted Stock Unit Award under the Plan within thirty (30) days after the grant date of such Restricted Stock Unit Award. Any deferral election made by the Grantee pursuant to this Section 5.2(d) must be consistent with the requirements of Code Section 409A and shall be construed accordingly.

(e) Subsequent Deferrals. As permitted in the discretion of the Committee and subject to such terms and conditions as required by the Committee, if a Grantee has previously made an initial deferral election pursuant to Section 5.2(d), the Grantee may elect in writing to defer the receipt of Shares payable upon vesting of the outstanding Restricted Stock Unit Award; provided, however, that (i) such election will not take effect until at least twelve (12) months after the date upon which the election is made by the Grantee, (ii) except in the case of payment on account of the Grantee’s death or Disability, the payment with respect to which such election is made must be deferred for a period of not less than five (5) years from the date the payment would otherwise have been paid, and (iii) such election may not be made less than twelve (12) months prior to the date the payment was otherwise scheduled to be made. Any subsequent deferral election made by the Grantee pursuant to this Section 5.2(e) must be consistent with the requirements of Code Section 409A and shall be construed accordingly.

SECTION 6

OTHER STOCK-BASED AWARDS

6.1    Grant of Other Stock-Based Awards

Other Stock-Based Awards may be awarded by the Committee to selected Grantees that are payable in Shares, as determined by the Committee to be consistent with the goals of the Company. Other types of Stock-Based Awards include, without limitation, purchase rights, Shares of Common Stock awarded that are not subject to any restrictions or conditions other than Common Stock Awards pursuant to Section 3 (limited, however, to not more than five percent (5%) of the Shares available under the Plan under Section 1.4), convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the performance of a specified Subsidiary, division or department of the Company, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Subsidiary. As is the case with other types of Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in conjunction with any other Incentive Awards. Other Stock-Based Awards are not intended to be deferred compensation that is subject to Code Section 409A unless otherwise determined by the Committee.

6.2     Other Stock-Based Award Terms

(a) Written Agreement. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.

(b) Purchase Price. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued Shares) or to be rendered, or (ii) as otherwise specified in the Incentive Agreement.

(c) Performance Criteria and Other Terms. In its discretion, the Committee may specify Performance Criteria for (i) vesting in Other Stock-Based Awards and (ii) payment thereof to the Grantee, as it may determine in its discretion. The extent to which any such Performance Criteria have been met shall be determined and certified by the Committee in accordance with the requirements to qualify for the Performance-Based Exception under Code Section 162(m). All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement.

(d) Payment. Other Stock-Based Awards shall be paid in Shares, in a single payment or in installments on such dates as determined by the Committee; all as specified in the Incentive Agreement.

SECTION 7

PERFORMANCE CRITERIA

7.1    Performance Awards.

The purpose of this Section 7 is to provide the Committee the ability to (i) grant Performance-Based Restricted Awards, Other Stock-Based Awards and other types of Incentive Awards which satisfy the Performance-Based Exception, and (ii) grant Performance Awards that are settled in cash or shares of Common Stock based on the satisfaction of Performance Criteria and, where applicable, to cause such awards to satisfy the Performance-Based Exception. If the Committee, in its discretion, decides to grant an Award to a Covered Employee that is intended to satisfy the requirements of the Performance-Based Exception, the provisions of Section 7.6 shall control over any contrary provision contained herein.

7.2    Performance Measures.

A Performance Award shall be awarded to a Grantee contingent upon future performance of the Company during the Performance Period. The Committee shall designate (i) the Performance Criteria for each Performance Award, (ii) the Performance Period for each Performance Award, (iii) the number of shares of Common Stock subject to, or the maximum value of, the Performance Award. The Committee, in its sole discretion, may provide for an adjustable Performance Award value based upon the level of achievement of the Performance Goals.

7.3    Awards Criteria.

In determining the value of Performance Awards, the Committee shall take into account a Grantee’s responsibility level, performance, potential, other Awards, and such other considerations as it deems appropriate. The Committee, in its sole discretion, may provide for a reduction in the value of a Grantee’s Performance Award during a Performance Period.

7.4    Payment.

Following the end of the Performance Period, the holder of a Performance Award shall be entitled to receive payment of an amount not exceeding the number of Shares subject to, or the maximum value of, the Performance Award, based on the achievement of the performance measures for such Performance Period, as determined and certified in writing by the Committee. Payment of a Performance Award may be made in a lump sum in cash, Shares, or a combination thereof, as determined by the Committee, and shall be made no later than 2-1/2 months after the end of the Performance Period. If a Performance Award covering Shares is to be paid in cash, such payment shall be based on the Fair Market Value of the Shares on the payment date.

7.5    Termination of Award.

A Performance Award shall terminate if the Grantee does not remain continuously in the employ of the Company at all times during the applicable Performance Period, except as may be determined by the Committee.

7.6    Awards Subject to the Performance-Based Exception.

As determined by the Committee at the time of grant, Performance-Based Restricted Awards, Other Stock-Based Awards, Performance Awards and other types of Incentive Awards made under the Plan may be granted to an Employee subject to performance objectives relating to one or more of the following within the meaning of Code Section 162(m) in order to qualify for the Performance-Based Exception (the “Performance Criteria”):

(a)	profits (including, but not limited to, profit growth, net operating profit or economic profit);

(b)	profit-related return ratios;

(c)	return measures (including, but not limited to, return on assets, capital, equity, investment or sales);

(d)	cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital or investments);

(e)	earnings (including but not limited to, total shareholder return, earnings per share or earnings before or after taxes);

(f)	net sales growth;

(g)	net earnings or income (before or after taxes, interest, depreciation and/or amortization);

(h)	gross, operating or net profit margins;

(i)	productivity ratios;

(j)	share price (including, but not limited to, growth measures and total shareholder return);

(k)	turnover of assets, capital, or inventory;

(l)	expense targets;

(m)	margins;

(n)	measures of health, safety or environment;

(o)	operating efficiency;

(p)	customer service or satisfaction;

(q)	market share;

(r)	credit quality; and

(s)	working capital targets.

Performance Criteria may be stated in absolute terms or relative to comparison companies or indices to be achieved during a Performance Period.

The Committee shall establish one or more Performance Criteria for each Incentive Award that is intended to qualify for the Performance-Based Exception no later than ninety (90) days after the beginning of the Performance Period to which the Award relates. In establishing the Performance Criteria for each applicable Incentive Award, the Committee may provide that the effect of specified extraordinary or unusual events will be included or excluded (including, but not limited to, all items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of business or related to a change in accounting principle, all as determined in accordance with standards by Opinion No. 30 of the Accounting Principles Board (APB Opinion 30) or other authoritative financial accounting standards). The terms of the stated Performance Criteria for each applicable Incentive Award must preclude the Committee’s discretion to increase the amount payable to any Grantee that would otherwise be due upon attainment of the Performance Criteria. The Performance Criteria specified in any Incentive Agreement need not be applicable to all Incentive Awards, and may be particular to an individual Grantee’s function or business unit. The Committee may establish the Performance Criteria of the Company or any entity which is affiliated by common ownership with the Company as determined and designated by the Committee, in its discretion, in the Incentive Agreement.

SECTION 8

PROVISIONS RELATING TO PLAN PARTICIPATION

8.1    Incentive Agreement

Each Grantee to whom an Incentive Award is granted (other than a Common Stock Award) shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The

Incentive Agreement shall contain such specific terms as determined by the Committee, in its discretion, with respect to the Grantee’s particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions that are specific to the individual Grantee’s Incentive Award, as well as, for example, provisions to the effect that the Grantee (i) shall not disclose any confidential information acquired during Employment with the Company, (ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (iii) shall not interfere with the employment or other service of any employee, (iv) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (v) shall forfeit an Incentive Award if terminated for Cause, (vi) shall not be permitted to make an election under Code Section 83(b) when applicable, and (vii) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, a stockholders’ agreement, buy-sell agreement, or other agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to the Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer; provided, however, the Committee, in its discretion, may from time to time approve another method of acceptance.

8.2    No Right to Employment

Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to either continued Employment or service as an Outside Director) in any Grantee or affect any right to terminate the Employment of any Grantee or service as an Outside Director at any time without regard to the existence of the Plan.

8.3    Securities Requirements

The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Shares to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

The Committee may, in its discretion, defer the effectiveness of any payment under an Incentive Award to allow the issuance of Shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee withdraw such exercise and obtain the refund of any amount paid with respect thereto.

If the Shares issuable on payment of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO ANY APPLICABLE EXEMPTION FROM THE

REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

8.4    Transferability

Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (as defined under Code Section 414(p)); provided, however, only with respect to Incentive Awards consisting of Stock Options awarded to an Employee, the Committee may, in its discretion, authorize all or a portion of the Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee’s Immediate Family, (ii) a trust or trusts for the exclusive benefit of Immediate Family members, (iii) a partnership in which such Immediate Family members are the only partners, or (iv) any other entity owned solely by Immediate Family members; provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 8.4, (C) subsequent transfers of transferred Stock Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence, and (D) there may be no transfer of any Incentive Award in a listed transaction as described in IRS Notice 2003-47. Following any permitted transfer, the Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Grantee” shall be deemed to refer to the transferee. The events of termination of employment, as set out in Section 8.7 and in the Incentive Agreement, shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.

Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company and the Committee shall have no obligation to provide any notices to any Grantee or transferee thereof, including, for example, notice of the expiration of an Incentive Award following the original Grantee’s termination of Employment.

The designation by a Grantee of a beneficiary of an Incentive Award shall not constitute transfer of the Incentive Award. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee’s enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 8.4 shall be void and ineffective. All determinations under this Section 8.4 shall be made by the Committee.

8.5    Rights as a Stockholder

(a) No Stockholder Rights. Except as otherwise provided in Section 4.1(b) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a stockholder with respect to any Shares of Common Stock until the issuance of a stock certificate or other record of ownership for such Shares.

(b) Representation of Ownership. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person. The Committee may also require such consents and releases of taxing authorities as it deems advisable.

8.6    Change in Stock and Adjustments

(a) Changes in Law or Circumstances. Subject to Section 8.8 (which only applies in the event of a Change in Control), in the event of any change in applicable law or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants an equitable adjustment because it interferes with the intended operation of the Plan, then, if the Board or Committee should so determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the price per Share for outstanding Incentive Awards, but shall not result in the grant of any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant. The Board or Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.

(b) Exercise of Corporate Powers. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

(c) Recapitalization of the Company. Subject to Section 8.8 (which only applies in the event of a Change in Control), if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be settled shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately increased. The Board or Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this Section 8.6(c).

(d) Issue of Common Stock by the Company. Except as hereinabove expressly provided in this Section 8.6 and subject to Section 8.8 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, Option Price or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.

(e) Assumption under the Plan of Outstanding Stock Options. Notwithstanding any other provision of the Plan, the Board or Committee, in its discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Board or Committee, in its discretion, may deem appropriate, including provisions to preserve the holder’s rights under the previously granted and unexercised stock option or other stock-based incentive award; such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section 1.4. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants under Section 1.4 and, if not prohibited by any applicable rule or regulation and after obtaining any required shareholder approval, shall likewise increase the number of Shares available for Incentive Awards.

(f) Assumption of Incentive Awards by a Successor. Subject to the accelerated vesting and other provisions of Section 8.8 that apply in the event of a Change in Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which Grantee would have received had he been entitled to exercise Shares subject to the Award immediately prior to such Corporate Event, together with any conforming adjustments. For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. A “Corporate Event” means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, or (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof). The Board or Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.

Notwithstanding the previous paragraph of this Section 8.6(f), but subject to any accelerated vesting or other provisions of Section 8.8 or the Incentive Agreement that apply in the event of a Change in Control, in the event of a Corporate Event (described in the previous paragraph), the Board or Committee, in its discretion, shall have the right and power to:

(i) cancel, effective immediately prior to the occurrence of the Corporate Event, each outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Board or Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any; provided, however, this subsection (i) shall be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Corporate Event if the Grantee is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Incentive Award after the expiration of six (6) months from the date of grant; or

(ii) provide for the exchange or substitution of each Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Board or Committee, in its discretion, in the Option Price or exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or

(iii) provide for assumption of the Plan and such outstanding Incentive Awards by the surviving entity or its parent.

The Board or Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this Section 8.6(f).

8.7    Termination of Employment or Directorship, Death, Disability and Retirement

(a) Termination of Employment. Unless otherwise expressly provided in the Grantee’s Incentive Agreement with respect to a Grantee who is an Employee, if the Grantee’s Employment is terminated (i) involuntarily by the Company without Cause or (ii) for any other reason except due to his death, Disability, Retirement, for Cause, or his voluntary resignation, as subject to the following provisions of this Section 8.7, then any non-vested portion of any Stock Option or other Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date unless the Committee, in its discretion, provides for an extension of exercisability or other modification pursuant to Section 1.3(d) or Section 8.7(g). In such event, except as otherwise expressly provided in his Incentive Agreement or as determined by the Committee in its discretion, the Grantee shall be entitled to exercise his rights only with respect to the vested portion of the Incentive Award for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) one (1) year after the date of his termination of Employment.

(b) Termination of Directorship. With respect to a Grantee who is an Outside Director, unless otherwise specifically provided in the Grantee’s Incentive Agreement, and except as provided in Section 3.3, upon a Grantee’s Termination of Directorship, all outstanding Awards that are not vested as of such Termination of Directorship will be forfeited.

(c) Termination of Employment for Cause. Unless otherwise expressly provided in the Grantee’s Incentive Agreement with respect to a Grantee who is an Employee, in the event of termination of the Grantee’s Employment for Cause, all vested and non-vested Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.

(d) Voluntary Resignation. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, with respect to a Grantee who is an Employee, in the event of termination of the Grantee’s Employment due to his voluntary resignation except resulting from his Disability or Retirement:

(i) any non-vested portion of any outstanding Incentive Award shall immediately terminate and no further vesting shall occur; and

(ii) any vested Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award, or (B) the expiration of ninety (90) days after the date of his termination of Employment.

(e) Retirement. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, with respect to a Grantee who is an Employee, upon the termination of Employment due to Retirement:

(i) any non-vested portion of any outstanding Incentive Award shall immediately terminate and no further vesting shall occur; and

(ii) any vested Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award, or (B) the expiration of three (3) years after the date of his termination of Employment.

(f) Disability or Death. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, with respect to a Grantee who is an Employee, upon termination of Employment as a result of the Grantee’s Disability or death:

(i) any non-vested portion of any outstanding Incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and

(ii) any vested Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award or (B) the expiration of three (3) years after the date of his termination of Employment.

In the event that the Grantee dies or becomes permanently and totally disabled as determined by the Committee within the one-year period specified in Section 8.7(a) (above), then notwithstanding Section 8.7(a), the Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award or (B) the expiration of one (1) year after the date of his death or the date he is determined to be permanently and totally disabled as such date is determined by the Committee.

In the event that the Grantee dies or becomes permanently and totally disabled as determined by the Committee within the three-year period specified in Section 8.7(e) (above), then notwithstanding Section 8.7(e), the Incentive Award shall expire on the earlier of: (A) the expiration date set forth in the Incentive Agreement for such Incentive Award or (B) the later of either (i) the expiration of three (3) years after the date of his Retirement or (ii) one (1) year from the date of his death or the date he is determined to be permanently and totally disabled as such date is determined by the Committee.

(g) Continuation. Subject to the conditions and limitations of the Plan and applicable law and regulation, with respect to a Grantee who is an Employee, in the event that the Grantee ceases to be an Employee, the Committee and Grantee, in their discretion, may mutually agree with respect to any outstanding Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award; (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award; or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee’s Incentive Agreement shall be required.

8.8    Change in Control

Notwithstanding any contrary provision in the Plan, with respect to a Grantee who is an Employee, in the event of a Change in Control (as defined below), then for each Incentive Award issued prior to             , 2010, the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the individual Grantee’s Incentive Agreement:

(a) all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;

(b) all of the restrictions and conditions of any Restricted Stock and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, and thus each such Incentive Award shall become free of all restrictions and fully vested; and

(c) all of the Performance-Based Restricted Awards and any Other Stock-Based Awards shall become fully vested and deemed earned in full at the specified 100% target amounts, and promptly paid in full within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

In addition, for each Incentive Award issued on or after             , 2010, the Committee may, in its sole discretion, cause the provisions of this Section 8.8 to apply to such Incentive Award; provided, however, that the Committee may elect to not apply this provision to one or more such Incentive Awards.

For all purposes of the Plan, a “Change in Control” of the Company means the occurrence of any one or more of the following events:

(a) The acquisition by any individual, entity or group (a “Person”) (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of either (i) the then outstanding Shares (the “Outstanding Company Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company or any Subsidiary, (ii) any acquisition by the Company or any Subsidiary or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (iii) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar business combination involving the Company (a “Merger”), if, following such Merger, the conditions described in Section 8.8(c) (below) are satisfied;

(b) Individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the then outstanding Shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, twenty (20%) or more of, respectively, the then outstanding Shares resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or the action of the Board, providing for such Business Combination; or

(d) The adoption of any plan or proposal for the liquidation or dissolution of the Company.

Notwithstanding the occurrence of any of the foregoing events set out in this Section 8.8 which would otherwise result in a Change in Control, the Board may determine in its discretion, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting or reasonably leading to a Change in Control shall not be deemed a Change in Control hereunder. Such determination shall be effective only if it is made by the Board (i) prior to the occurrence of an event that otherwise would be, or reasonably lead to, a Change in Control, or (ii) after such event only if made by the Board a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be, or reasonably lead to, a Change in Control.

Notwithstanding the foregoing provisions of this Section 8.8, to the extent that any payment or acceleration hereunder is subject to Code Section 409A, whether a Change in Control has occurred with respect to such amount shall be determined within the meaning set forth in Code Section 409A(a)(2)(A)(v), but only to the extent inconsistent with the foregoing provisions as determined in the discretion of the Committee.

8.9    Exchange of Incentive Awards

(a) The Committee shall not, without the approval of the Company’s stockholders, authorize (i) the amendment of any outstanding Incentive Award to reduce its price per share; (ii) the cancellation of a Stock Option whose exercise price is greater than the current fair market value of a share of the Company’s Common Stock in exchange for a cash payment or the grant of a new Incentive Award, or (iii) cancellation and replacement of an Incentive Award which does not have any current value in exchange for either a cash payment or the grant of an new Incentive Award . Furthermore, no Incentive Award shall be cancelled and replaced with the grant of an Incentive Award having a lesser price per share without the further approval of the Company’s stockholders.

(b) The Committee may, without the approval of the Company’s stockholders, amend any outstanding Incentive Award to increase the price per share or to cancel and replace an Incentive Award with the grant of an new Incentive Award having a price per share that is greater than or equal to the price per share of the original Incentive Award.

(c) The Committee may, without the approval of the Company’s stockholders, permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards.

8.10    Financing

Subject to the requirements of the Sarbanes-Oxley Act of 2002, the Company may extend and maintain, or arrange for and guarantee, the extension and maintenance of financing to any Grantee to purchase Shares pursuant to exercise of an Incentive Award upon such terms as are approved by the Committee in its discretion.

SECTION 9

GENERAL

9.1    Effective Date and Grant Period

The Plan is adopted by the Board effective as of the Effective Date, subject to the approval of the stockholders of the Company. Incentive Awards may be granted under the Plan at any time prior to receipt of such stockholder approval; provided, however, (a) no Shares may be issued pursuant to Incentive Awards granted after the Effective Date until the requisite stockholder approval is obtained, and (b) if the requisite stockholder approval is not obtained then any Incentive Awards granted hereunder after the Effective Date shall automatically become null and void and of no force or effect. Notwithstanding the foregoing, any Incentive Award that is intended to satisfy the Performance-Based Exception shall not be granted until the terms of the Plan are disclosed to, and approved by, stockholders of the Company in accordance with the requirements of the Performance-Based Exception.

9.2    Funding and Liability of Company

No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or to otherwise segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an

Incentive Award shall be based solely upon any contractual obligations that may be created by the Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

9.3    Withholding Taxes

(a) Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as the result of an Incentive Award. Upon the lapse of restrictions on Restricted Stock, the Committee, in its discretion, may elect to satisfy the tax withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee.

(b) Share Withholding. With respect to tax withholding required upon the exercise of Stock Options or SARs, upon the lapse of restrictions on Restricted Stock or Restricted Stock Units, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.

(c) Loans. To the extent permitted by the Sarbanes-Oxley Act of 2002 or other applicable law, the Committee may provide for loans, on either a short term or demand basis, from the Company to a Grantee who is an Employee to permit the payment of taxes required by law.

(d) Share Sale. At the direction of the Committee, the Company shall have the power and the right to require the sale by Grantee of a sufficient number of Shares to permit the Company to satisfy its withholding and deposit obligations under any federal, state, and local taxes, domestic or foreign, laws or regulations with respect to any taxable event arising as the result of an Incentive Award. In particular, upon the lapse of restrictions on Restricted Stock, or delivery of Shares upon settlement of a Restricted Stock Unit award, the Committee, in its discretion, may elect to satisfy the tax withholding requirement, in whole or in part, by having the Company initiate the sale of Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee.

9.4    No Guarantee of Tax Consequences

The Company, the Committee and the Board do not make any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate in the Plan.

9.5    Designation of Beneficiary by Grantee

Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Company and will be effective only when filed by the Grantee in writing with the Company during the Grantee’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.

9.6    Amendment and Termination

The Board shall have the power and authority to terminate or amend the Plan at any time, provided, however, the Board shall not, without the approval of the stockholders of the Company within the time period required by applicable law:

(a) except as provided in Section 8.6, increase the maximum number of Shares which may be issued under the Plan pursuant to Section 1.4;

(b) amend the requirements as to the class of individuals eligible to purchase Common Stock under the Plan;

(c) extend the term of the Plan; or,

(d) while the Company is a Publicly Held Corporation (i) increase the maximum limits on Incentive Awards to Covered Employees as set for compliance with the Performance-Based Exception or (ii) decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.

No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.

In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company’s Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require stockholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company’s stockholders.

9.7    Requirements of Law

(a) Governmental Entities and Securities Exchanges. The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing Shares delivered under the Plan (to the extent that such Shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

(b) Securities Act Rule 701. If no class of the Company’s securities is registered under Section 12 of the Exchange Act, then unless otherwise determined by the Committee, grants of Incentive Awards to “Rule 701 Grantees” (as defined below) and issuances of the underlying Shares, if any, on the exercise or conversion of such Incentive Awards are intended to comply with all applicable conditions of Securities Act Rule 701 (“Rule 701”), including, without limitation, the restrictions as to the amount of securities that may be offered and sold in reliance on Rule 701, so as to qualify for an exemption from the registration requirements of the Securities Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention. In accordance with Rule 701, each Grantee shall receive a copy of the Plan on or before the date an Incentive Award is granted to him, as well as the additional disclosure required by Rule 701(e) if the aggregate sales price or amount of securities sold during any consecutive 12-month period exceeds $5,000,000 as determined under Rule 701(e). If Rule 701 (or any successor provision) is amended to eliminate or otherwise modify any of the requirements specified in Rule 701, then the provisions of this Section 9.7(b) shall be interpreted and construed in accordance with

Rule 701 as so amended. For purposes of this Section 9.7(b), as determined in accordance with Rule 701, “Rule 701 Grantees” shall mean any Grantee other than a director of the Company, the Company’s chairman, CEO, president, chief financial officer, controller and any vice president of the Company, and any other key employee of the Company who generally has access to financial and other business related information and possesses sufficient sophistication to understand and evaluate such information.

9.8    Rule 16b-3 Securities Law Compliance for Insiders

While the Company is a Publicly Held Corporation, transactions under the Plan with respect to Insiders are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention, and to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.

9.9    Compliance with Code Section 162(m) for Publicly Held Corporation

While the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception, except for grants of Stock Options with an Option Price set at less than the Fair Market Value of a Share on the date of grant. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have an adverse effect on the prior grant of an Incentive Award or the economic value to a Grantee of any outstanding Incentive Award.

9.10    Notices

(a) Notice From Insiders to Secretary of Change in Beneficial Ownership. Within two business days after the date of a change in beneficial ownership of the Common Stock issued or delivered pursuant to the Plan, an Insider should report to the Secretary of the Company, or his delegate, any such change to the beneficial ownership of Common Stock that is required to be reported with respect to such Insider under Rule 16(a)-3 promulgated pursuant to the Exchange Act. Whenever reasonably feasible, Insiders will provide the Committee or Company with advance notification of such change in beneficial ownership.

(b) Notice to Insiders and Securities and Exchange Commission. The Company shall provide notice to any Insider, as well as to the Securities and Exchange Commission, of any “blackout period,” as defined in Section 306(a)(4) of the Sarbanes-Oxley Act of 2002, in any case in which Insider is subject to the requirements of Section 304 of said Act in connection with such “blackout period.”

9.11    Pre-Clearance Agreement with Brokers

Notwithstanding anything in the Plan to the contrary, no Shares issued pursuant to the Plan will be delivered to a broker or dealer that receives such Shares for the account of an Insider unless and until the broker or dealer enters into an agreement with the Company whereby such broker or dealer agrees to report immediately to the Secretary of the Company (or other designated person) a change in the beneficial ownership of such Shares.

9.12    Successors to Company

All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

9.13    Miscellaneous Provisions

(a) No Employee, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee or Outside Director any right to be retained in the Employment or other service of the Company or any Subsidiary.

(b) The expenses of the Plan shall be borne by the Company.

(c) By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.

9.14    Severability

In the event that any provision of the Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

9.15    Gender, Tense and Headings

Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

9.16    Governing Law

The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Delaware without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

9.17    Section 409A Compliance

To the extent that the Plan provides for the payment of amounts that constitute “nonqualified deferred compensation” under Code Section 409A, the Plan is intended to comply with the provisions of Section 409A so as to prevent the inclusion in gross income of any amounts deferred hereunder in a taxable year that is prior to the taxable year or years in which such amounts would otherwise be actually distributed and made available to Grantees or beneficiaries.

[Signature page follows.]

IN WITNESS WHEREOF, on this             day of             , 2010, the Company has caused the Plan to be duly executed in its name and on its behalf by its duly authorized officer.

SMITH INTERNATIONAL, INC.

By:

Name:
Title:

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Annual Meeting Proxy Card

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals — SMITH INTERNATIONAL, INC.’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4 AND 5.

											For Against Abstain	+
1.	To approve the proposal to adopt the Agreement and Plan of Merger, dated as of February 21, 2010, as it may be amended from time to time, among Schlumberger Limited, Turnberry Merger Sub Inc., and Smith International, Inc.										☐ ☐ ☐
2.	Election of Directors:		For	Withhold			For	Withhold			For Withhold
	01 -	James R. Gibbs	☐	☐	02 -	Duane C. Radtke	☐	☐	03 -	John Yearwood	☐ ☐
For Against Abstain

3.	To approve the Smith International, Inc. 1989 Long-Term Incentive Compensation Plan, as amended and restated.										☐ ☐ ☐

4.	To ratify the appointment of Deloitte & Touche LLP as Smith’s independent registered public accounting firm for the fiscal year ending December 31, 2010.										☐ ☐ ☐

5.	To approve the adjournment of Smith’s annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes to adopt the merger agreement at the time of the annual meeting.										☐ ☐ ☐

B	Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

¢	01805A 1UPX	+

PROXY SOLICITED BY SMITH INTERNATIONAL, INC.

2010 Annual Meeting of Stockholders of Smith International, Inc.

August 24, 2010

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Smith International, Inc.

common stock for the upcoming Annual Meeting of Stockholders.

PLEASE REVIEW THE PROXY STATEMENT

AND VOTE TODAY IN ONE OF THREE WAYS

(See reverse side for instructions)

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Smith International, Inc.

Meeting Details

Hotel du Pont, 11th & Market Streets, Wilmington, Delaware

Proxy Solicited by Board of Directors for Annual Meeting — August 24, 2010

John Yearwood and Richard E. Chandler, Jr., or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Smith International, Inc. to be held on August 24, 2010 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR approval of the proposal to adopt the Agreement and Plan of Merger, FOR each of the nominees for director, and FOR each of proposals 3, 4 and 5.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Additionally, you may choose to receive future Annual Meeting materials (annual report, proxy statement and proxy card) on-line. By choosing to receive materials on-line, you help support Smith International, Inc. in its efforts to control printing and postage costs.

If you choose the option of electronic delivery and voting on-line, you will receive an e-mail before all future annual or special meetings of shareholders, notifying you of the website containing the Proxy Statement and other materials to be carefully reviewed before casting your vote. To enroll to receive future materials on-line if you are a registered holder, please go to www.computershare.com/us/ecomms.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)